As filed with the Securities and Exchange Commission on May 24, 2018

Securities Act File No. 333-223663

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

(Check appropriate box or boxes)

Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

SOLAR CAPITAL LTD.

(Exact name of Registrant as specified in charter)

500 Park Avenue

New York, NY 10022

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (212) 993-1670

Michael S. Gross

Chief Executive Officer

Solar Capital Ltd.

500 Park Avenue

New York, NY 10022

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm

Vlad M. Bulkin

Eversheds Sutherland (US) LLP

700 Sixth Street, NW, Suite 700

Washington, DC 20001

(202) 383-0100

Approximate date of proposed public offering:    From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(7)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Debt Securities(4)
Warrants(5)
Total(6)	$1,000,000,000	$9,337.50

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by Solar Capital Ltd. (the “Company” or “Registrant”) in connection with the sale of the securities registered under this Registration Statement.
(2)	Subject to Note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or subscription rights to purchase shares of our common stock, as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $1,000,000,000.
(5)	Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $1,000,000,000.
(7)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 24, 2018

PROSPECTUS

$1,000,000,000

Solar Capital Ltd.

Common Stock

Preferred Stock

Debt Securities

Subscription Rights

Warrants

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged companies, including middle-market companies, in the form of senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities. Securities rated below investment grade, including the investments we target, are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade.

We are managed by Solar Capital Partners, LLC. Solar Capital Management, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (c) under such other circumstances as the Securities and Exchange Commission (“SEC”) may permit.

The securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “SLRC.” On May 22, 2018, the last reported sales price on the NASDAQ Global Select Market for our common stock was $21.60 per share.

This prospectus, and the accompanying prospectus supplement, contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus, and the accompanying prospectus supplement, before investing, and keep it for future reference. We are required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us by mail at 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus or the accompanying prospectus supplement.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on page 16 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares of common stock unless accompanied by a prospectus supplement.

                    , 2018

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus or any prospectus supplement to this prospectus. You must not rely upon any information or representation not contained in this prospectus or any such supplements as if we had authorized it. This prospectus and any such supplements do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any such supplements is accurate as of the dates on their covers. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, or the Securities Act, we may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. A prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with any exhibits and the additional information described under “Available Information” and in the “Summary” and “Risk Factors” sections before you make an investment decision.

SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus and the documents to which we have referred.

We were formed in February 2007 as Solar Capital LLC, a Maryland limited liability company, and commenced operations in March 2007, after conducting a private placement of units of membership interest (“units”), with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties. On February 9, 2010, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation, which we refer to as the “Solar Capital Merger,” concurrent with the pricing of our initial public offering, leaving Solar Capital Ltd. as the surviving entity. Except where the context suggests otherwise, the terms “we,” “us,” “our”, the “Company” and “Solar Capital” refer to Solar Capital LLC prior to the Solar Capital Merger, and Solar Capital Ltd. after the Solar Capital Merger. In addition, the terms “Solar Capital Partners” or the “investment adviser” refer to Solar Capital Partners, LLC, and “Solar Capital Management” or the “administrator” refers to Solar Capital Management, LLC.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

Solar Capital

Solar Capital Ltd., a Maryland corporation, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, as the Company is an investment company, it continues to apply the guidance in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. In addition, for U.S. federal income tax purposes, we have elected, and intend to qualify annually, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

In February 2010, we completed our initial public offering and concurrent private offering of shares of our common stock to our senior management team.

We invest primarily in privately held U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle-market companies in the form of senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities. Our investments in stretch-senior loans represent loans where the amount of senior debt of the portfolio company is larger than a traditional senior secured loan but is less than a unitranche loan. From time to time, we may also invest directly in the debt and equity securities of public companies and such investments will not be limited to any minimum or maximum market capitalization. In addition, we may invest in foreign markets, including emerging markets. Our business is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $5 million and $100 million each, although we expect that this investment size will vary with the size of our capital base and/or strategic initiatives.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity.

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors, a majority of whom are non-interested, as such term is defined in the 1940 Act. Solar Capital Management provides the administrative services necessary for us to operate.

As of March 31, 2018, our investment portfolio totaled $1.5 billion and our net asset value was $924.3 million. Our portfolio was comprised of debt and equity investments in 100 portfolio companies.

During the three months ended March 31, 2018, we invested approximately $151.1 million across 25 portfolio companies. Investments sold or prepaid during the three months ended March 31, 2018 totaled approximately $141.5 million.

Recent Developments

On April 30, 2018, the revolving credit commitments under the Company’s Credit Facility were expanded by $50 million from $395 million to $445 million.

On May 7, 2018, our Board declared a quarterly distribution of $0.41 per share payable on July 3, 2018 to holders of record as of June 21, 2018.

About Solar Capital Partners

Solar Capital Partners, our investment adviser, is controlled and led by Michael S. Gross, our Chairman and Chief Executive Officer, and Bruce Spohler, our Chief Operating Officer. They are supported by a team of dedicated investment professionals. Solar Capital Partners’ investment team has extensive experience in leveraged lending and private equity, as well as significant contacts with financial sponsors.

In addition, Solar Capital Partners serves as investment adviser to Solar Senior Capital Ltd., or “Solar Senior,” a publicly traded BDC that invests in the senior debt securities of leveraged middle-market companies similar to those we target for investment. Through March 31, 2018, investment team led by Messrs. Gross and Spohler has invested over $7 billion in more than 325 different portfolio companies involving an aggregate of more than 185 different financial sponsors. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to generate deal flow. As of May 22, 2018, Mr. Gross and Mr. Spohler beneficially owned, either directly or indirectly, approximately 5.7% and 5.2%, respectively, of our outstanding common stock.

Mr. Gross has over 25 years of experience in the private equity, distressed debt and mezzanine lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine (i.e., actually or structurally subordinated) lending transactions. We also rely on the over 25 years of experience of Mr. Spohler, who has served as our Chief Operating Officer and a partner of Solar Capital Partners since its inception.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine (i.e., actually or structurally subordinated) debt as well as other investment types. The depth of their prior experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities of middle-market leveraged companies. We believe that the size of this market, coupled with leveraged companies’ need for flexible sources of capital at attractive terms and rates, creates an attractive investment environment for us. See “Business — Market Opportunity.”

•	Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that historically financed their lending and investing activities through securitization transactions have lost that source of funding and reduced lending significantly. Moreover, consolidation of lenders and market participants and the illiquid nature of investments have resulted in fewer middle-market lenders and market participants.

•	There is a large pool of uninvested private equity capital likely to seek additional capital to support their investments. We believe there is more than $500 billion of uninvested private equity capital seeking debt financing to support acquisitions. We expect that middle-market private equity firms will continue to invest the approximately $185 billion raised since 2000 in middle-market companies and that those private equity firms will seek to support their investments with mezzanine loans from sources such as Solar Capital.

•	The significant amount of debt maturing through 2018 should provide additional demand for capital. A high volume of financings were completed between the years 2004 and 2007, which are expected to mature over the next few years. We believe that this supply of prospective lending opportunities coupled with a lack of available credit in the middle-market lending space may offer attractive risk-adjusted returns to investors. Risk-adjusted return compares returns against the amount of risk incurred. The term “risk-adjusted return” does not imply that an investment is no risk or low risk.

•	Investing in private middle-market debt provides an attractive risk reward profile. In general, terms for illiquid, middle-market subordinated debt have been more attractive than those for larger corporations which are typically more liquid. We believe this is because fewer institutions are able to invest in illiquid asset classes.

Therefore, we believe that there is an attractive opportunity to invest in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities of leveraged companies, and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies. See “Business — Competitive Advantages and Strategy.”

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 25 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our Chief Operating Officer and a partner of Solar Capital Partners, has over 25 years of experience in evaluating and executing leverage finance transactions.

Investment Capacity

The proceeds from our initial public offering and the Concurrent Private Placement, the borrowing capacity under the senior secured credit facility led by Citibank, N.A. (the “Credit Facility”), our $75 million of unsecured senior notes due 2023 (the “2023 Unsecured Notes”), our $150 million of unsecured senior notes due 2022 (the “2022 Unsecured Notes”) and $21 million of unsecured senior notes due 2022 (the “2022 Tranche C Notes”) and the expected repayments of existing investments provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace.

Solar Capital’s Limited Leverage

As of March 31, 2018, we had total outstanding borrowings of approximately $545.5 million. Under the provisions of the 1940 Act, we are permitted to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. As of March 31, 2018, our asset coverage ratio was 269.4%. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent distribution to our investors, as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. We may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo Investment Corporation (“Apollo”) as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Since its inception, Solar Capital Partners has sourced investments in more than 325 different portfolio companies involving an aggregate of more than 185 different financial sponsors, through March 31, 2018.

Versatile Transaction Structuring and Flexibility of Capital

We believe Solar Capital Partners’ senior investment team’s broad expertise and ability to draw upon its extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. The attempt to manage risk does not imply low risk or no risk. While we are subject to significant regulation as a BDC, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a structured investment and risk management process that emphasizes research and analysis. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term. We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other senior investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries.

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns relative to the risks of our invested capital and enables us to be a better long-term partner for our portfolio companies.

Summary Risk Factors

The value of our assets, as well as the market price of shares of our common stock, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Solar Capital involves other risks, including the following:

•	We operate in a highly competitive market for investment opportunities;

•	Our investments are very risky and highly speculative;

•	The lack of liquidity in our investments may make it difficult for us to dispose of our investments at a favorable price, which may adversely affect our ability to meet our investment objectives;

•	Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies performs poorly or defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry;

•	Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiqudity of the security, and changes in value based on changes in interest rates;

•	A disruption in the global and U.S. capital markets and the credit markets could impair our ability to raise money and negatively affect our business and harm our operating results;

•	Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock;

•	The net asset value per share of our common stock may be diluted if we issue or sell shares of our common stock at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock;

•	To the extent we use debt or preferred stock to finance our investments, changes in interest rates will affect our cost of capital and net investment income;

•	We are dependent upon Solar Capital Partners’ key personnel for our future success;

•	Our financial condition and results of operations will depend on our ability to manage future growth effectively;

•	Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We have and will continue to borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us;

•	Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline;

•	There will be uncertainty as to the value of our portfolio investments, which may impact our net asset value;

•	There are significant potential conflicts of interest, including Solar Capital Partners’ management of Solar Senior, which could impact our investment returns, and an investment in Solar Capital is not an investment in Solar Senior;

•	We may become subject to corporate-level U.S. federal income tax if we are unable to qualify and maintain our qualification for tax treatment as a RIC under Subchapter M of the Code;

•	The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively;

•	Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company; and

•	We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

See “Risk Factors” beginning on page 16 and the other information included in this prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Operating and Regulatory Structure

Immediately prior to the pricing of our initial public offering, Solar Capital LLC was merged with and into Solar Capital Ltd., a Maryland corporation that is an externally managed, non-diversified closed-end management investment company which has elected to be treated as a BDC under the 1940 Act. As a BDC, we are required to meet regulatory tests, including the requirement to invest at least 70% of our total assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we have elected, and intend to qualify annually, to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Solar Capital Partners and supervised by our board of directors. Solar Capital Partners is an investment adviser that is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under our investment advisory and management agreement, (the “Investment Advisory and Management Agreement”), we have agreed to pay Solar Capital Partners an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory and Management Agreement.” We have also entered into an administration agreement, (the “Administration Agreement”), under which we have agreed to reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our offices are located at 500 Park Avenue, New York, New York 10022, and our telephone number is (212) 993-1670.

Offerings

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. We, however, do not have any current intent to issue subscription rights, preferred stock, or warrants in the next twelve months following the effectiveness of this prospectus. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (c) under such other circumstances as the SEC may permit.

At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting. However, notwithstanding such stockholder approval, since our IPO on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval. However, any such issuance of shares of our common stock below net asset value will be dilutive to the net asset value of our common stock. See “Risk Factors—Risks Relating to an Investment in Our Securities” and “Sale of Common Stock Below Net Asset Value.”

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of the securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our common stock:

Use of Proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which includes, among other things, (a) investing in portfolio companies in accordance with our investment objective and strategies and market conditions and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”

NASDAQ Global Select Market Symbol	“SLRC”

Distributions

To the extent that we have income available, we intend to distribute quarterly distributions to our stockholders. The amount of our distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of our distributions will be reported to shareholders after the end of each calendar year. We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock will be quarterly.

Taxation	We have elected to be treated for U.S. federal income tax purposes, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay U.S. corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Plan of Distribution” and “Certain U.S. Federal Income Tax Considerations” in this prospectus.

Leverage	We have historically and will in the future borrow funds to make investments. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders.

Investment Advisory Fees	We pay Solar Capital Partners a fee for its services under the Investment Advisory and Management Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets, which includes any borrowings for investment purposes. Effective January 1, 2018, the annual rate for the base management fee changed from 2.00% to 1.75%. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement) in an amount equal to 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Investment Advisory and Management Agreement” in this prospectus.

Administration Agreement	We reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse Solar Capital Management for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief compliance officer and our chief financial officer and their respective staffs. See “Administration Agreement” in this prospectus.

Trading	Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

License Agreement	We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive license to use the name “Solar Capital.” See “License Agreement” in this prospectus.

Dividend Reinvestment Plan	We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our plan administrator. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in this prospectus.

Certain Anti-Takeover Measures	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock” in this prospectus.

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. This information is also available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670 or on our website at http://www.solarcapltd.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Solar Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Solar Capital Ltd.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(2)

Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base management fee	2.80	%(5)
Incentive fees payable under our Investment Advisory and Management Agreement (up to 20%)	2.04	%(6)
Interest payments on borrowed funds	2.55	%(7)
Acquired fund fees and expenses	0.78	%(8)
Other expenses (estimated)	1.11	%(9)

Total annual expenses	9.28%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 7 below for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$72	$212	$346	$655

(1)	In the event that the shares of common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Annual Expenses are presented in this manner because common shareholders will bear all costs of running the Company.
(5)	Effective January 1, 2018, the annual rate that Solar Capital Partners charges the Company for the base management fee changed from 2.00% to 1.75%. Our 1.75% base management fee under the Investment Advisory and Management Agreement is based on our gross assets, which is defined as all the assets of Solar Capital, excluding temporary assets, including those acquired using borrowings for investment purposes, and assumes our gross assets remain consistent with gross assets for the three months ended March 31, 2018. See “Investment Advisory and Management Agreement.”

(6)	Assumes that annual incentive fees earned by our investment adviser, Solar Capital Partners, remain consistent with the incentive fees earned by Solar Capital Partners for the three months ended March 31, 2018. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, equals 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Advisory and Management Agreement.”

(7)	We have historically and will in the future borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with our outstanding borrowings are indirectly born by our investors. For purposes of this section, we have computed interest expense using the average balance outstanding for all borrowings during the three months ended March 31, 2018. We used the London Interbank Offered Rate (“LIBOR”) rate on March 31, 2018 and the interest rate on the Credit Facility, the 2023 Unsecured Notes, the 2022 Unsecured Notes and the 2022 Tranche C Notes on March 31, 2018. We have also included the estimated amortization of fees incurred in establishing the Credit Facility, the 2023 Unsecured Notes, the 2022 Unsecured Notes and the 2022 Tranche C Notes as of March 31, 2018. Additionally, we included the estimated cost of commitment fees for unused balances on the Credit Facility. As of March 31, 2018, we had $249.5 million outstanding under the Credit Facility, and we had $75 million, $150 million and $21 million outstanding under the 2023 Unsecured Notes, the 2022 Unsecured Notes and the 2022 Tranche C Notes, respectively. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(8)	The holders of shares of our common stock indirectly bear the expenses of our investments in Senior Secured Unitranche Loan Program LLC (“SSLP”) and Senior Secured Unitranche Loan Program II LLC (“SSLP II”). No management fee is charged on our investments in SSLP and SSLP II in connection with the administrative services provided to SSLP and SSLP II. Future expenses for SSLP and SSLP II may be substantially higher or lower because certain expenses may fluctuate over time.

(9)	“Other expenses” are based on estimated amounts for the current fiscal year, which considers the amounts incurred for the three months ended March 31, 2018 and include our overhead expenses, including payments under our Administration Agreement based on our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement. See “Administration Agreement.” Although we do not have any current plans to issue subscription rights, preferred stock, or warrants in the next twelve months following the effectiveness of this prospectus, we may issue subscription rights, preferred stock, or warrants, subject to our compliance with applicable requirements under the 1940 Act.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory and Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. This illustration assumes an expense ratio of 9.28%, including amounts allocated to our incentive fee capital gains. For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$82	$239	$386	$714

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below net asset value unless the company makes open market purchases and the shares received will be determined based on the average price paid by our agent, plus commissions. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto. Financial information is presented for three months ended March 31, 2018 and the fiscal years ended December 31, 2017, 2016, 2015, 2014 and 2013. The selected financial data for the three months ended March 31, 2018 is derived from the unaudited consolidated financial statements and notes of Solar Capital. In the opinion of management, the selected financial data for the three months ended March 31, 2018 reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. The selected financial data for the three months ended March 31, 2018 may not be indicative of the results that may be expected for the year ending December 31, 2018 or for any other period. Financial information for the periods ending December 31, 2017, 2016, 2015, 2014, and 2013 has been derived from our consolidated financial statements that were audited by KPMG LLP (“KPMG”), an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” below for more information.

($ in thousands, except per share data)	Three Months Ended March 31, 2018 (unaudited)	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
Income statement data:
Total investment income	$38,960	$143,338	$151,839	$115,560	$121,937	$163,593
Net expenses	$20,103	$74,975	$80,738	$51,204	$55,230	$78,658
Net investment income	$18,857	$68,363	$71,101	$64,356	$66,707	$84,935
Net realized gain (loss)	$367	$(12,015)	$776	$(4,874)	$(36,840)	$(44,425)
Net change in unrealized gain (loss).	$824	$14,082	$34,938	$(45,402)	$18,585	$34,800
Net increase in net assets resulting from operations	$20,048	$70,430	$106,815	$14,080	$48,452	$75,310
Per share data(1):
Net investment income	$0.45	$1.62	$1.68	$1.52	$1.56	$1.91
Net realized and unrealized gain (loss)	$0.02	$0.05	$0.84	$(1.18)	$(0.43)	$(0.22)
Dividends and distributions declared	$0.41	$1.60	$1.60	$1.60	$1.60	$2.00

	Three Months Ended March 31, 2018 (unaudited)	As of December 31, 2017	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014	As of December 31, 2013
Balance sheet data:
Total investment portfolio	$1,471,917	$1,461,170	$1,304,778	$1,312,591	$1,020,738	$1,088,399
Cash and cash equivalents	$144,700	$150,789	$312,046	$277,570	$635,340	$586,979
Total assets	$1,643,330	$1,641,565	$1,650,547	$1,620,300	$1,686,334	$1,708,442
Debt	$545,500	$541,600	$390,200	$432,900	$225,000	$225,000
Net assets	$924,326	$921,605	$918,507	$882,698	$936,568	$995,637
Per share data:
Net asset value per share	$21.87	$21.81	$21.74	$20.79	$22.05	$22.50
Other data (unaudited):
Total return(2)	2.5%	4.5%	37.5%	(0.3%)	(13.6%)	2.8%
Number of portfolio companies at period end	100	93	63	54	43	40

(1)	The per-share calculations are based on weighted average shares of 42,260,826, 42,257,692, 42,258,143, 42,465,158, 42,888,232 and 44,571,118 for the quarter ended March 31, 2018, and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.
(2)	Total return is based on the change in market price per share during the year and takes into account dividends, if any, reinvested in accordance with the dividend reinvestment plan. Total return does not include a sales load.

Selected Quarterly Financial Data (Unaudited)

(in thousands, except per share data)

The following tables set forth certain quarterly financial information for the quarter ended March 31, 2018 and for each of the quarters for the fiscal years ended December 31, 2017 and 2016. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

2018
Q1
Total investment income	$38,960
Net investment income	$18,857
Net realized and unrealized gain (loss) on assets	$1,191
Net increase in net assets resulting from operations	$20,048
Earnings per share(1)	$0.47
Net asset value per share at the end of the quarter(2)	$21.87

	2017
	Q4	Q3	Q2	Q1
Total investment income	$38,911	$36,147	$33,888	$34,392
Net investment income	$18,640	$17,315	$16,079	$16,330
Net realized and unrealized gain (loss) on assets	$(1,314)	$(152)	$2,704	$828
Net increase (decrease) in net assets resulting from operations	$17,326	$17,163	$18,783	$17,158
Earnings (loss) per share(3)	$0.41	$0.41	$0.44	$0.41
Net asset value per share at the end of the quarter(4)	$21.81	$21.80	$21.79	$21.75

	2016
	Q4	Q3	Q2	Q1
Total investment income	$36,638	$39,798	$41,369	$34,033
Net investment income	$17,648	$17,004	$19,533	$16,915
Net realized and unrealized gain (loss) on assets	$195	$8,615	$15,642	$11,262
Net increase (decrease) in net assets resulting from operations	$17,843	$25,619	$35,175	$28,177
Earnings (loss) per share(5)	$0.42	$0.61	$0.83	$0.67
Net asset value per share at the end of the quarter(6)	$21.74	$21.72	$21.51	$21.08

(1)	Based on 42,260,826 weighted average shares of Solar Capital Ltd. outstanding during the first quarter of 2018.
(2)	Based on 42,260,826 shares of Solar Capital Ltd. outstanding during the first quarter of 2018.
(3)	Based on 42,248,525, 42,260,420, 42,260,826 and 42,260,826 weighted average shares of Solar Capital Ltd. outstanding during the first, second, third and fourth quarters of 2017, respectively.
(4)	Based on 42,248,525, 42,260,826, 42,260,826 and 42,260,826 shares of Solar Capital Ltd. outstanding during the first, second, third and fourth quarters of 2017, respectively.
(5)	Based on 42,287,207, 42,248,525, 42,248,525 and 42,248,525 weighted average shares of Solar Capital Ltd. outstanding during the first, second, third and fourth quarters of 2016, respectively.
(6)	Based on 42,248,525, 42,248,525, 42,248,525 and 42,248,525 shares of Solar Capital Ltd. outstanding during the first, second, third and fourth quarters of 2016, respectively.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our preferred stock, debt securities, subscription rights or warrants may decline, and you may lose all or part of your investment.

Risks Related to Our Investments

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we target in leveraged companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have, which could allow them to consider a wider variety of investments and establish more relationships and offer better pricing and a more flexible structure than we are able to do. Furthermore, many of our potential competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. If we are unable to source attractive investments, we may hold a greater percentage of our assets in cash and cash equivalents than anticipated, which could impact potential returns on our portfolio. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structure, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we will offer, and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our investments are very risky and highly speculative.

We invest primarily in senior secured term loans, stretch-senior loans unitranche loans, mezzanine loans and preferred securities, and select equity investments issued by leveraged companies.

Senior Secured Loans. When we make a senior secured term loan investment, including stretch-senior and unitranche loan investments, in a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans and Preferred Securities. Our mezzanine and preferred investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments. When we invest in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans or preferred securities, we may acquire common equity securities as well. In certain other unique circumstances we may also make equity investments in businesses that make senior loans and/or leases, such as our investments in Crystal Financial LLC and NEF Holdings LLC. In addition, we may invest directly in the equity securities of portfolio companies without limitation as to market capitalization. For instance, we may invest in thinly traded companies, the prices of which may be subject to erratic market movement. Our goal is ultimately to exit such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

The lack of liquidity in our investments may make it difficult for us to dispose of our investments at a favorable price, which may adversely affect our ability to meet our investment objectives.

We generally make investments in private companies. We invest and expect to continue investing in companies whose securities have no established trading market and whose securities are and will be subject to legal and other restrictions on resale or whose securities are and will be less liquid than are publicly-traded securities. Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain our qualification as a BDC and as a RIC, we may have to dispose of investments if we do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other markets, economic or regional sectors in a manner that may not be foreseen and which may negatively impact the liquidity of our investments and materially harm our business. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Our portfolio may be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies performs poorly or defaults on its obligations under any of its debt instruments or if there is a downturn in a particular industry.

Our portfolio may be concentrated in a limited number of portfolio companies and industries. For example, as of March 31, 2018, our investments in Crystal Financial LLC and NEF Holdings LLC comprised 18.3% and 8.8%, respectively, of our total assets and our investments in diversified financial services and multi-sector holdings industries comprised 18.3% and 11.4%, respectively, of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC under Subchapter M of the Code, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments may be concentrated in relatively few industries or portfolio companies. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.

Our investments in securities rated below investment grade are speculative in nature and are subject to additional risk factors such as increased possibility of default, illiquidity of the security, and changes in value based on changes in interest rates.

The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. High yield securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. In addition, high yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. In addition, many of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may continue to adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation. Any unrealized depreciation that we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution and could adversely affect our ability to service our outstanding borrowings.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods and could materially adversely affect our ability to service our outstanding borrowings. Depending on market conditions, we could incur substantial losses in future periods, which could further reduce our net asset value and have a material adverse impact on our business, financial condition and results of operations.

Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis, including any austerity measures taken in exchange for bailout of certain nations, and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In June 2016, the United Kingdom held a referendum in which voters approved an exit from the European Union (“Brexit”) and, subsequently, on March 29, 2017, the U.K. government began the formal process of leaving the European Union, which is set to occur on March 29, 2019. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. Because of the election results of the U.K. in June 2017, there is increased uncertainty on the timing of Brexit. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal and monetary policies of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

As a result of the 2016 U.S. election, the Republican Party currently controls both the executive and legislative branches of government, which increases the likelihood that legislation may be adopted that could significantly affect the regulation of U.S. financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Wall Street Reform and Consumer Protection Act and the authority of the Federal Reserve and the Financial Stability Oversight Council. The United States may also potentially withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. We cannot predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the United States. Such actions could have a significant adverse effect on our business, financial condition and results of operations. We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our investments. We monitor developments and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors, in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our net asset value, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise equity and debt capital. These conditions could continue for a prolonged period of time or worsen in the future. While these conditions persist, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which apply to us, as a BDC we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting. However, notwithstanding such stockholder approval, since our initial public offering on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% (or 150% if certain requirements are met) immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Additionally, our ability to incur indebtedness is limited by the asset coverage ratio for a BDC, as defined under the 1940 Act. Declining portfolio values negatively impact our ability to borrow additional funds because our net asset value is reduced for purposes of the asset coverage ratio. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A lengthy disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets experienced in the past has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of investments we originate and could have a material adverse impact on our business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

If we cannot obtain additional capital because of either regulatory or market price constraints, we could be forced to curtail or cease our new lending and investment activities, our net asset value could decrease and our level of distributions and liquidity could be affected adversely.

Our ability to secure additional financing and satisfy our financial obligations under indebtedness outstanding from time to time will depend upon our future operating performance, which is subject to the prevailing general economic and credit market conditions, including interest rate levels and the availability of credit generally, and financial, business and other factors, many of which are beyond our control. The worsening of current economic and capital market conditions could have a material adverse effect on our ability to secure financing on favorable terms, if at all.

If we are unable to obtain debt capital, then our equity investors will not benefit from the potential for increased returns on equity resulting from leverage to the extent that our investment strategy is successful and we may be limited in our ability to make new commitments or fundings to our portfolio companies.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities. For example, on July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling banks to submit LIBOR rates after 2021. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holdings and subordinate all or a portion of our claim to that of other creditors.

These portfolio companies may face intense competition, including competition from companies with greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities and greater number of qualified and experienced managerial and technical personnel. They may need additional financing that they are unable to secure and that we are unable or unwilling to provide, or they may be subject to adverse developments unrelated to the technologies they acquire.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, which are subject to the risk that other lenders may be directly secured by the assets of the portfolio company. In the event of a default, those collateralized lenders would have priority over us with respect to the proceeds of a sale of the underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment. Where debt senior to our loan exists, the presence of inter-creditor arrangements may limit our ability to amend our loan documents, assign our loans, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer further losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

The business, financial condition and results of operations of our portfolio companies could be adversely affected by worldwide economic conditions, as well as political and economic conditions in the countries in which they conduct business.

The business and operating results of our portfolio companies may be impacted by worldwide economic conditions. Although the U.S. economy has in recent years shown signs of recovery from the 2008–2009 global recession, the strength and duration of any economic recovery will be impacted by worldwide economic growth. For instance, concerns of economic slowdown in China and other emerging markets and signs of deteriorating sovereign debt conditions in Europe could lead to disruption and instability in the global financial markets. The significant debt in the United States and European countries is expected to hinder growth in those countries for the foreseeable future. In the future, the U.S. government may not be able to meet its debt payments unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted, as needed, and the debt ceiling is reached, the U.S. federal government may stop or delay making payments on its obligations, which could negatively impact the U.S. economy and our portfolio companies. Multiple factors relating to the international operations of some of our portfolio companies and to particular countries in which they operate could negatively impact their business, financial condition and results of operations.

Some of the products of our portfolio companies are developed, manufactured, assembled, tested or marketed outside the United States. Any conflict or uncertainty in these countries, including due to natural disasters, public health concerns, political unrest or safety concerns, could harm their business, financial condition and results of operations. In addition, if the government of any country in which their products are developed, manufactured or sold sets technical or regulatory standards for products developed or manufactured in or imported into their country that are not widely shared, it may lead some of their customers to suspend imports of their products into that country, require manufacturers or developers in that country to manufacture or develop products with different technical or regulatory standards and disrupt cross-border manufacturing, marketing or business relationships which, in each case, could harm their businesses.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC tax treatment.

Where we do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we hold controlling equity positions in some of our portfolio companies, we do not currently hold controlling equity positions in the majority of our portfolio companies. As a result, we are subject to the risk that a portfolio company in which we do not have a controlling interest may make business decisions with which we disagree, and that the management and/or stockholders of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be prepaid prior to maturity. When this occurs, we may reduce our borrowings outstanding or reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments, if any, will typically have substantially lower yields than the debt investment being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt investment that was prepaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

We structure the debt investments in our portfolio companies to include business and financial covenants placing affirmative and negative obligations on the operation of the company’s business and its financial condition. However, from time to time we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay distributions, could adversely affect our results of operation and financial condition and cause the loss of all or part of your investment.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made direct equity investments or received warrants in connection with loans. Payments on one or more of our loans, particularly a loan to a client in which we may also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Solar Capital Partners’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, smaller privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans, preferred securities, and equity securities issued by our portfolio companies. Our portfolio companies typically have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. Any such limitations on the ability of our portfolio companies to make principal or interest payments to us, if at all, may reduce our net asset value and have a negative material adverse impact to our business, financial condition and results of operation.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of foreign companies, including emerging market companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks may be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. To the extent we engage in hedging transactions, we also face the risk that counterparties to the derivative instruments we hold may default, which may expose us to unexpected losses from positions where we believed that our risk had been appropriately hedged.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by our senior investment professionals while they were employed at prior positions.

Although in the past our senior investment professionals held senior positions at a number of investment firms, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. In their roles at such other firms, our senior investment professionals were part of investment teams, and they were not solely responsible for generating investment ideas. In addition, such investment teams arrived at investment decisions by consensus.

Risks Relating to an Investment in Our Securities

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term.

Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. We cannot predict whether shares of our common stock will trade above, at or below our net asset value in the future. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting. However, notwithstanding such stockholder approval, since our initial public offering on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;

•	failure to qualify as a RIC, or the loss of RIC tax treatment;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of Solar Capital Partners’ key personnel;

•	operating performance of companies comparable to us;

•	changes in the prevailing interest rates;

•	loss of a major funding source; or

•	general economic conditions and trends and other external factors.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. To the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

As a RIC, if we do not distribute a certain percentage of our income annually, we may suffer adverse tax consequences, including possibly losing the U.S. federal income tax benefits allowable to RICs. We cannot assure you that you will receive distributions at a particular level or at all.

We may choose to pay distributions in our own common stock, in which case our stockholders may be required to pay U.S. federal income taxes in excess of the cash distributions they receive.

We may distribute taxable distributions that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable of a publicly offered RIC that are in cash or in shares of stock at the election of stockholders may be treated as taxable distributions. The Internal Revenue Service has issued a revenue procedure indicating that this rule will apply if the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of distributions paid in stock). If we decide to make any distributions consistent with this revenue procedure that are payable in part in our stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. If a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of our stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

The shares of our common stock beneficially owned by each of Messrs. Gross and Spohler immediately prior to completion of our initial public offering, including any shares that are attributable to such shares issued pursuant to our dividend reinvestment plan, are no longer subject to lock-up restrictions that each of Messrs. Gross and Spohler agreed to in connection with our initial public offering, and are generally available for resale without restriction, subject to the provisions of Rule 144 promulgated under the Securities Act. In addition, on November 30, 2010, Messrs. Gross and Spohler jointly acquired 115,000 shares of our common stock in a private placement transaction conducted in accordance with Regulation D under the Securities Act. Such shares have been registered with the SEC and are generally available for resale. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may be unable to invest the net proceeds raised from any offerings on acceptable terms or allocate net proceeds from any offering of our securities in ways with which you may not agree.

We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from any securities offering will produce a sufficient return. Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

The net asset value per share of our common stock may be diluted if we issue or sell shares of our common stock at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting. However, notwithstanding such stockholder approval, since our initial public offering on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval.

In addition, at our 2011 Annual Stockholders Meeting, our stockholders authorized us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the market value per share of our common stock). Such authorization has no expiration.

We may also use newly issued shares to implement our dividend reinvestment plan, whether our shares are trading at a premium or at a discount to our then current net asset value per share. Any decision to issue or sell shares of our common stock below our then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance or sale is in our and our stockholders’ best interests.

If we were to issue or sell shares of our common stock below our then current net asset value per share, such issuances or sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the issuance or sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance or sale. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For example, if we sell an additional 10% of our common stock at a 5% discount from net asset value, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 0.5% or $5 per $1,000 of net asset value.

Similarly, all distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the distribution rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the distribution rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the distribution requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the distribution rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Our board of directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our board of directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. The issuance of shares of preferred stock convertible into shares of common stock might also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. In the event distributions become two full years in arrears, holders of any preferred stock would have the right to elect a majority of the directors until such arrearage is completely eliminated. Preferred stockholders also have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification for tax treatment as a RIC for U.S. federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

To the extent we use debt or preferred stock to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

To the extent we borrow money, or issue preferred stock, to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, except to the extent we issue fixed rate debt or preferred stock, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in a similar way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions on any preferred stock we issue must be cumulative. Payment of such distributions and repayment of the liquidation preference of such preferred stock must take preference over any distributions or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

Changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription right being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of subscription rights and investors who receive the subscription rights may find that there is no market to sell the rights if they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced and the common shares may trade at less favorable prices than larger offerings for similar securities.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See “Risk Factors—Risks Relating to an Investment in Our Securities—The net asset value per share of our common stock may be diluted if we issue or sell shares of our common stock at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock” and “Sales of Common Stock Below Net Asset Value.”

Risks Relating to Our Business and Structure

We are dependent upon Solar Capital Partners’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Gross and Spohler, who serve as the managing partners of Solar Capital Partners and who lead Solar Capital Partners’ investment team. Messrs. Gross and Spohler, together with the other dedicated investment professionals available to Solar Capital Partners, evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the diligence, skill, network of business contacts and continued service of Messrs. Gross and Spohler and the other investment professionals available to Solar Capital Partners. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Mr. Gross or Mr. Spohler, or any of the other senior investment professionals who serve on Solar Capital Partners’ investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Solar Capital Partners will remain our investment adviser.

The senior investment professionals of Solar Capital Partners are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Gross and Spohler will dedicate a significant portion of their time to the activities of Solar Capital; however, they may be engaged in other business activities which could divert their time and attention in the future. Specifically each of Messrs. Gross and Spohler serve as Chief Executive Officer and Chief Operating Officer, respectively, of Solar Senior Capital Ltd.

Our business model depends to a significant extent upon strong referral relationships with financial sponsors, and the inability of the senior investment professionals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with financial sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the senior investment professionals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the senior investment professionals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. If our investment adviser is unable to source investment opportunities, we may hold a greater percentage of our assets in cash and cash equivalents than anticipated, which could impact potential returns on our portfolio.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we must maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act and our senior secured credit facility (the “Credit Facility”). Any such failure could result in an event of default and all of our debt being declared immediately due and payable and would affect our ability to issue senior securities, including borrowings, and pay distributions, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw on the Credit Facility. For example, we cannot be certain that we will be able to renew the Credit Facility as it matures or to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to renew or replace the Credit Facility and consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we consummate new facilities but are then unable to repay amounts outstanding under such facilities and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Our financial condition and results of operations will depend on Solar Capital Partners’ ability to manage our future growth effectively by identifying, investing in and monitoring companies that meet our investment criteria.

Our ability to achieve our investment objective and to grow depends on Solar Capital Partners’ ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of Solar Capital Partners’ structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. The investment team of Solar Capital Partners has substantial responsibilities under the Investment Advisory and Management Agreement, and they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. In addition, the members of Solar Capital Partners’ investment team have similar responsibilities with respect to the management of Solar Senior Capital Ltd.’s investment portfolio. Such demands on their time may distract them or slow our rate of investment. In order to grow, we and Solar Capital Partners will need to retain, train, supervise and manage new investment professionals. However, we can offer no assurance that any such investment professionals will contribute effectively to the work of the investment adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund growth in our investments. We expect to issue equity securities and expect to borrow from financial institutions in the future. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our tax treatment as a RIC. As a result, any such cash earnings may not be available to fund investment originations. We expect to borrow from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue additional preferred stock may be restricted if our total assets are less than 200% (or 150% if certain requirements are met) of our total borrowings and preferred stock.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility and we may be limited in our investment choices as a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could have a material adverse effect on our business, financial condition and results of operations.

Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

In order to satisfy the tax requirements applicable to a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our ordinary income and realized net capital gains except for certain realized net long-term capital gains, which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. In addition, because our management fee is calculated as a percentage of our gross assets, which includes any borrowings for investment purposes, the management fee expenses will increase if we incur additional indebtedness.

As of March 31, 2018, we had $299.5 million outstanding under the Credit Facility, composed of $249.5 million of revolving credit and $50 million outstanding of term loans. We also had $75 million outstanding of the 2023 Unsecured Notes, $150 million outstanding of the 2022 Unsecured Notes, and $21 million outstanding of the 2022 Tranche C Notes. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would generally vote together with common stockholders but would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of Solar Capital and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We cannot determine the resulting reduction in our net asset value per share of any such issuance. We also cannot predict whether shares of our common stock will trade above, at or below our net asset value.

At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting. However, notwithstanding such stockholder approval, since our initial public offering on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Our stockholders may experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. In the event we issue new shares in connection with our dividend reinvestment plan, our stockholders that do not elect to receive distributions in shares of common stock may experience dilution in their ownership percentage over time as a result of such issuance.

We have and will continue to borrow money, which would magnify the potential for loss on amounts invested and may increase the risk of investing in us.

We borrow money as part of our business plan. Borrowings, also known as leverage magnify the potential for loss on amounts invested and, therefore, increase the risks associated with investing in our securities. As of March 31, 2018, we had $299.5 million outstanding on the Credit Facility, composed of $249.5 million of revolving credit and $50 million of term loans. We also had $75 million outstanding of the 2023 Unsecured Notes, $150 million outstanding of the 2022 Unsecured Notes and $21 million outstanding of the 2022 Tranche C Notes. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Lenders of these senior securities, including the Credit Facility, the 2022 Unsecured Notes, the 2023 Unsecured Notes, and the 2022 Tranche C Notes, will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distribution payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Solar Capital Partners, will be payable based on our gross assets, including those assets acquired through the use of leverage, Solar Capital Partners will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Solar Capital Partners.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock that we may issue in the future, of at least 200% (or 150% if certain requirements are met). Some of our wholly and substantially owned portfolio companies, including Crystal Financial LLC and NEF Holdings LLC, may incur significantly more leverage than we can but we do not consolidate Crystal Financial LLC and NEF Holdings LLC and their leverage is non-recourse to us. Additionally, the Credit Facility requires us to comply with certain financial and other restrictive covenants including maintaining an asset coverage ratio of not less than 200% at any time. Failure to maintain compliance with these covenants could result in an event of default and all of our debt being declared immediately due and payable. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, the Credit Facility imposes, and any other debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain RIC tax treatment under Subchapter M of the Code.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of interest expense. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed total return (net of interest expense)
	(10)%	(5)%	0%	5%	10%
Corresponding return to stockholder(1)	(20.2)%	(11.3)%	(2.4)%	6.5%	15.4%

(1)	Assumes $1.64 billion in total assets and $545.5 million in total debt outstanding, which reflects our total assets and total debt outstanding as of March 31, 2018, and a cost of funds of 4.11%. Excludes non-leverage related expenses.

In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2018, we must achieve annual returns on our March 31, 2018 total assets of at least 1.4%.

It is likely that the terms of any current or future long-term or revolving credit or warehouse facility we may enter into in the future could constrain our ability to grow our business.

Our current lenders have, and any future lender or lenders may have, fixed dollar claims on our assets that are senior to the claims of our stockholders and, thus, will have a preference over our stockholders with respect to our assets in the collateral pool. Our current Credit Facility and borrowings also subject us to various financial and operating covenants, including, but not limited to, maintaining certain financial ratios and minimum tangible net worth amounts. Future credit facilities and borrowings will likely subject us to similar or additional covenants. In addition, we may grant a security interest in our assets in connection with any such credit facilities and borrowings.

The Credit Facility generally contains customary default provisions such as a minimum net worth amount, a profitability test, and a restriction on changing our business and loan quality standards. In addition, the Credit Facility requires or is expected to require the repayment of all outstanding debt on the maturity which may disrupt our business and potentially the business of our portfolio companies that are financed through the Credit Facility. An event of default under the Credit Facility would likely result, among other things, in termination of the availability of further funds under the Credit Facility and accelerated maturity dates for all amounts outstanding under the Credit Facility, which would likely disrupt our business and, potentially, the business of the portfolio companies whose loans we finance through the Credit Facility. This could reduce our revenues and, by delaying any cash payment allowed to us under our Credit Facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain RIC tax treatment.

The terms of future available financing may place limits on our financial and operation flexibility. If we are unable to obtain sufficient capital in the future, we may be forced to reduce or discontinue our operations, not be able to make new investments, or otherwise respond to changing business conditions or competitive pressures.

Recent legislation may allow us to incur additional leverage, which could increase the risk of investing in the Company.

The 1940 Act generally prohibits us from incurring indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our total assets). However, on March 23, 2018, the Small Business Credit Availability Act (the “SBCA”) was signed into law, which included various changes to regulations under the federal securities laws that impact BDCs. The SBCA included changes to the 1940 Act to allow BDCs to decrease their asset coverage requirement from 200% to 150% (i.e. the amount of debt may not exceed 66.7% of the value of our total assets), if certain requirements are met. Under the SBCA, we are allowed to reduce our asset coverage requirement to 150%, and thereby increase our leverage capacity, if shareholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive shareholder approval, we would be allowed to reduce our asset coverage requirement to 150% on the first day after such approval. Alternatively, the SBCA allows the majority of our independent directors to approve the reduction in our asset coverage requirement to 150%, and such approval would become effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to reduce our asset coverage requirement to 150%, our leverage capacity and usage, and risks related to leverage.

As a result of the SBCA, if we obtain the necessary approval, we may be able to increase our leverage up to an amount that reduces our asset coverage ratio from 200% to 150%. Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

Our quarterly and annual operating results are subject to fluctuation as a result of the nature of our business, and if we fail to achieve our investment objective, the net asset value of our common stock may decline.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including, but not limited to, the interest rate payable on the debt securities that we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, changes in our portfolio composition, the degree to which we encounter competition in our markets, market volatility in our publicly traded securities and the securities of our portfolio companies, and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods. In addition, any of these factors could negatively impact our ability to achieve our investment objectives, which may cause our net asset value of our common stock to decline.

Our investments may be in portfolio companies that may have limited operating histories and financial resources.

We expect that our portfolio will continue to consist of investments that may have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns such as the U.S. recession that began in mid-2007 and the European financial crisis, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition, including from companies with greater financial, technical and marketing resources. Furthermore, some of these companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. Our portfolio companies compete with larger, more established companies with greater access to, and resources for, further development in these new technologies. Therefore, we may lose our entire investment in any or all of our portfolio companies.

There will be uncertainty as to the value of our portfolio investments, which may impact our net asset value.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities, the Credit Facilities and the 2022 Unsecured Notes on a quarterly basis in accordance with our valuation policy, which is at all times consistent with U.S. generally accepted accounting principles (“GAAP”). Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of material assets. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and, when utilized, the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit an investment in a timely manner because we are in a control position or have access to inside information in the portfolio company could result in a realized loss on the investment.

If we obtain a control investment in a portfolio company our ability to divest ourselves from a debt or equity investment could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could experience a decrease in the value of our portfolio company holdings and potentially incur a realized loss on the investment.

There are significant potential conflicts of interest, including Solar Capital Partners’ management of Solar Senior Capital Ltd., which could impact our investment returns, and an investment in Solar Capital is not an investment in Solar Senior Capital Ltd.

Our executive officers and directors, as well as the current and future partners of our investment adviser, Solar Capital Partners, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. For example, Solar Capital Partners presently serves as the investment adviser to Solar Senior Capital Ltd., a publicly-traded BDC that focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments. In addition, Michael S. Gross, our Chairman, Chief Executive Officer and President, Bruce Spohler, our Chief Operating Officer and board member, and Richard L. Peteka, our Chief Financial Officer, serve in similar capacities for Solar Senior Capital Ltd. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interests of us or our stockholders. In addition, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Solar Capital Partners may face conflicts in allocating investment opportunities between us and such other entities. Although Solar Capital Partners will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Solar Capital Partners identifies an investment, it will be forced to choose which investment fund should make the investment.

As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC on July 28, 2014 (the “Prior Exemptive Order”). The Prior Exemptive Order permitted us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Solar Capital Partners, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the Prior Exemptive Order. On June 13, 2017, the Company, Solar Senior Capital Ltd., and Solar Capital Partners received an exemptive order (the “Exemptive Order”) that would supersedes the Prior Exemptive Order and extends the relief granted in the Prior Exemptive Order such that it no longer applies to certain affiliates only if their respective investment adviser is Solar Capital Partners, but also applies to certain affiliates whose investment adviser is an investment adviser that controls, is controlled by or is under common control with Solar Capital Partners and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The terms and conditions of the Exemptive Order are otherwise substantially similar to the Prior Exemptive Order. If we are unable to rely on the Exemptive Order for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

Solar Capital Partners and certain investment advisory affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. Related party transactions may occur among Solar Capital and Crystal Financial LLC, SSLP SSLP 2016-1, LLC, SSLP II, SSLP II 2016-1, LLC (“SSLP II 2016-1”) and NEF Holdings LLC (“NEF Holdings”). These transactions may occur in the normal course of business. No administrative fees are paid to Solar Capital Partners by Crystal Financial LLC, SSLP, SSLP II, or NEF Holdings.

In the ordinary course of our investing activities, we pay management and incentive fees to Solar Capital Partners and reimburse Solar Capital Partners for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Solar Capital Partners has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which our investment adviser has granted us a non-exclusive license to use the name “Solar Capital.” Under the license agreement, we have the right to use the “Solar Capital” name for so long as Solar Capital Partners or one of its affiliates remains our investment adviser. In addition, we pay Solar Capital Management, an affiliate of Solar Capital Partners, our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our chief compliance officer and our chief financial officer and their respective staffs. These arrangements create conflicts of interest that our board of directors must monitor.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

The SEC has proposed a new rule under the 1940 Act that would govern the use of derivatives (defined to include any swap, security-based swap, futures contract, forward contract, option or any similar instrument) as well as financial commitment transactions (defined to include reverse repurchase agreements, short sale borrowings and any firm or standby commitment agreement or similar agreement) by BDCs. Under the proposed rule, a BDC would be required to comply with one of two alternative portfolio limitations and manage the risks associated with derivatives transactions and financial commitment transactions by segregating certain assets. Furthermore, a BDC that engages in more than a limited amount of derivatives transactions or that uses complex derivatives would be required to establish a formalized derivatives risk management program. If the SEC adopts this rule in the form proposed, our ability to enter into transactions involving such instruments may be hindered, which could have an adverse effect on our business, financial condition and results of operations.

We may be obligated to pay our investment adviser incentive compensation even if we incur a loss.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting incentive compensation) above a performance threshold for that quarter. Accordingly, since the performance threshold is based on a percentage of our net asset value, decreases in our net asset value make it easier to achieve the performance threshold. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses or depreciation that we may incur in the fiscal quarter, even if such capital losses or depreciation result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Solar Capital Partners incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our incentive fee may induce Solar Capital Partners to pursue speculative investments.

The incentive fee payable by us to Solar Capital Partners may create an incentive for Solar Capital Partners to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock. In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Solar Capital Partners to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Solar Capital Partners to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and distribution amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Solar Capital Partners with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Solar Capital Partners as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

We may become subject to corporate-level U.S. federal income tax if we are unable to qualify and maintain our qualification for tax treatment as a regulated investment company under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will continue to be able to qualify for and maintain RIC tax treatment. To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S federal income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from certain passive investments, including interest, dividends, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC tax treatment. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure could have a material adverse effect on us, the net asset value of our common stock and the total return, if any, obtainable from your investment in our common stock. Any net operating losses that we incur in periods during which we qualify as a RIC will not offset net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) that we are otherwise required to distribute, and we cannot pass such net operating losses through to our stockholders. In addition, net operating losses that we carry over to a taxable year in which we qualify as a RIC normally cannot offset ordinary income or capital gains.

We may have difficulty satisfying the Annual Distribution Requirement in order to qualify and maintain RIC tax treatment if we recognize income before or without receiving cash representing such income.

In accordance with GAAP and tax requirements, we include in income certain amounts that we have not yet received in cash, such as contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end-of-term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contractual PIK arrangements are included in income for the period in which such PIK interest was accrued, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts prior to receiving the related cash.

Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amount that we are required to distribute to qualify for the U.S. federal income tax benefits applicable to RICs. Because these warrants generally will not produce distributable cash for us at the same time as we are required to make distributions in respect of the related original issue discount, we would need to obtain cash from other sources or to pay a portion of our distributions using shares of newly issued common stock, consistent with Internal Revenue Service requirements, to satisfy the Annual Distribution and Excise Tax Avoidance requirements.

Other features of the debt instruments that we hold may also cause such instruments to generate an original issue discount, resulting in a distribution requirement in excess of current cash interest received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the RIC tax requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Under such circumstances, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are unable to obtain cash from other sources and are otherwise unable to satisfy such distribution requirements, we may fail to qualify for the U.S. federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level U.S. federal income tax on all our income.

The higher yields and interest rates on PIK securities reflects the payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK securities may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also increases the loan-to-value ratio at a compounding rate. PIK securities create the risk that incentive fees will be paid to our investment adviser based on non-cash accruals that ultimately may not be realized, but our investment adviser will be under no obligation to reimburse the Company for these fees.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Solar Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board of directors, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board of directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. However, we will amend our bylaws to be subject to the Control Share Act only if our board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act. The SEC staff has issued informal guidance setting forth its position that certain provisions of the Control Share Act would, if implemented, violate Section 18(i) of the 1940 Act.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock and to amend our charter without stockholder approval to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

The foregoing provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. However, these provisions may deprive a stockholder of the opportunity to sell such stockholder’s shares at a premium to a potential acquirer. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms. Our board of directors has considered both the positive and negative effects of the foregoing provisions and determined that they are in the best interest of our stockholders.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

We can be highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to our stockholders.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these existing requirements, or any revised or amended requirements, have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Changes in laws or regulations governing our operations may adversely affect our business.

Changes in the laws or regulations, or the interpretations of the laws and regulations, which govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures, and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, then we may have to incur significant expenses in order to comply or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, then we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business results of operations or financial condition.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Legislative or other actions relating to taxes could have a negative effect on us. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which the President signed into law. Such legislation has made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect us, our stockholders, or our portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect our ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to us and our stockholders of such qualification, or could have other adverse consequences. Stockholders are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in our securities.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory and Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Solar Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our breach of any of the covenants or other provisions in our debt agreements;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate purposes, which may include investing in debt or equity securities consistent with our investment objective, repayment of outstanding indebtedness, acquisitions and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. As a result, we typically raise capital as we deem appropriate to fund such new investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We estimate that it will take three to six months for us to substantially invest the net proceeds of any offering made pursuant to this prospectus, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal. We expect that it may take more than three months to invest all of the proceeds of an offering, in part because investments in private companies often require substantial prior research and due diligence.

Pending such uses, we will invest the net proceeds primarily in cash, cash equivalents, and U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower distributions, if any, during such period. See “Regulation as a Business Development Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “SLRC”. The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the net asset value (“NAV”) per share of our common stock, the high and low closing sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

	NAV(1)	Price Range		Premium or (Discount) of High Closing Price to NAV(2)	Premium or (Discount) of Low Closing Price to NAV(2)	Declared Distributions(3)
		High	Low
Fiscal 2018
Second Quarter (through May 22, 2018)	*	$21.60	$20.20	*	*	$0.41
First Quarter	21.87	21.28	19.97	(2.7)%	(8.7)%	0.41
Fiscal 2017
Fourth Quarter	$21.81	$22.46	$20.08	3.0%	(7.9)%	$0.40
Third Quarter	21.80	22.08	20.40	1.3	(6.4)	0.40
Second Quarter	21.79	22.91	21.13	5.1	(3.0)	0.40
First Quarter	21.75	22.61	21.09	4.0	(3.0)	0.40
Fiscal 2016
Fourth Quarter	$21.74	$21.42	$19.43	(1.5)%	(10.6)%	$0.40
Third Quarter	21.72	20.71	19.02	(4.7)	(12.4)	0.40
Second Quarter	21.51	19.07	16.91	(11.3)	(21.4)	0.40
First Quarter	21.08	17.70	15.60	(16.0)	(26.0)	0.40

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing price divided by NAV and subtracting 1.
(3)	Represents the cash distribution for the specified quarter.
*	Not determinable at the time of filing.

On May 22, 2018 the last reported sales price of our common stock was $21.60 per share. As of May 22, 2018, we had 18 shareholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our IPO on February 9, 2010, our shares of common stock have traded at both a discount and a premium to the net assets attributable to those shares. As of May 22, 2018, our shares of common stock traded at a discount equal to approximately 1.2% of the net assets attributable to those shares based upon our net asset value as of March 31, 2018. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We intend to distribute quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors.

Tax characteristics of all distributions will be reported to shareholders on Form 1099 after the end of the calendar year. Future quarterly distributions, if any, will be determined by our board of directors. We expect that our distributions to stockholders will generally be from accumulated net investment income, from net realized capital gains or non-taxable return of capital, if any, as applicable.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains ( i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. See “Certain U.S. Federal Income Tax Considerations”.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us a BDC, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare distributions if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a RIC. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC.

With respect to the distributions to stockholders, income from origination, structuring, closing and certain other upfront fees associated with investments in portfolio companies are treated as taxable income and accordingly, distributed to stockholders.

We cannot assure stockholders that they will receive any distributions at a particular level.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2018
May 7, 2018	June 21, 2018	July 3, 2018	$0.41
November 2, 2017	March 22, 2018	April 3, 2018	0.41

Total 2018			$0.82

Fiscal 2017
November 2, 2017	December 21, 2017	January 4, 2018	$0.40
August 1, 2017	September 21, 2017	October 3, 2017	0.40
May 2, 2017	June 22, 2017	July 5, 2017	0.40
February 22, 2017	March 23, 2017	April 4, 2017	0.40

Total 2017			$1.60

Fiscal 2016
November 2, 2016	December 15, 2016	January 4, 2017	$0.40
August 2, 2016	September 22, 2016	October 4, 2016	0.40
May 3, 2016	June 23, 2016	July 1, 2016	0.40
February 24, 2016	March 24, 2016	April 1, 2016	0.40

Total 2016			$1.60

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus.

Overview

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and commenced operations on March 13, 2007 with initial capital of $1.2 billion of which 47.04% was funded by affiliated parties.

Solar Capital, a Maryland corporation, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. Furthermore, as the Company is an investment company, it continues to apply the guidance in the FASB ASC Topic 946. In addition, for tax purposes, the Company has elected to be treated as a RIC under Subchapter M of the Code.

On February 9, 2010, we priced our initial public offering, selling 5.68 million shares of our common stock. Concurrent with our initial public offering, Michael S. Gross, our Chairman and Chief Executive Officer, and Bruce Spohler, our Chief Operating Officer, collectively purchased an additional 0.6 million shares of our common stock through a private placement transaction exempt from registration under the Securities Act (the “Concurrent Private Placement”).

We invest primarily in privately held U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle-market companies in the form of senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded. Our business is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $5 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base and/or with strategic initiatives. Our investment activities are managed by the Investment Adviser and supervised by our board of directors, a majority of whom are non-interested, as such term is defined in the 1940 Act. The Administrator provides the administrative services necessary for us to operate.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States.

As of March 31, 2018, the Investment Adviser has directly invested over $7 billion in more than 325 different portfolio companies since 2006. Over the same period, the Investment Adviser completed transactions with more than 185 different financial sponsors.

Recent Developments

On April 30, 2018, the revolving credit commitments under the Company’s Credit Facility were expanded by $50 million from $395 million to $445 million.

On May 7, 2018, our Board declared a quarterly distribution of $0.41 per share payable on July 3, 2018 to holders of record as of June 21, 2018.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” The definition of “eligible portfolio company” includes certain public companies that do not have any securities listed on a national securities exchange and companies whose securities are listed on a national securities exchange but whose market capitalization is less than $250 million.

Revenue

We generate revenue primarily in the form of interest and dividend income from the securities we hold and capital gains, if any, on investment securities that we may sell. Our debt investments generally have a stated term of three to seven years and typically bear interest at a floating rate usually determined on the basis of a benchmark LIBOR, commercial paper rate, or the prime rate. Interest on our debt investments is generally payable quarterly but may be monthly or semi-annually. In addition, our investments may provide PIK interest. Such amounts of accrued PIK interest are added to the cost of the investment on the respective capitalization dates and generally become due at maturity of the investment or upon the investment being called by the issuer. We may also generate revenue in the form of commitment, origination, structuring fees, fees for providing managerial assistance and, if applicable, consulting fees, etc.

Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and public offerings;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and their respective staffs.

We expect our general and administrative operating expenses related to our ongoing operations to increase moderately in dollar terms. During periods of asset growth, we generally expect our general and administrative operating expenses to decline as a percentage of our total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities, among others, may also increase or reduce overall operating expenses based on portfolio performance, interest rate benchmarks, and offerings of our securities relative to comparative periods, among other factors.

Portfolio and Investment Activity

During the three months ended March 31, 2018, we invested approximately $151.1 million across 25 portfolio companies. This compares to investing approximately $99.6 million in 11 portfolio companies for the three months ended March 31, 2017. Investments sold, prepaid or repaid during the three months ended March 31, 2018 totaled approximately $141.5 million versus approximately $84.7 million for the three months ended March 31, 2017.

At March 31, 2018, our portfolio consisted of 100 portfolio companies and was invested 40.1% in cash flow senior secured loans, 27.2% in asset-based senior secured loans / Crystal Financial, 16.4% in equipment senior secured financings / NEF, and 16.3% in life science senior secured loans, in each case, measured at fair value, versus 61 portfolio companies invested 52.0% in cash flow senior secured loans, 31.8% in asset-based senior secured loans / Crystal Financial, and 16.2% in life science senior secured loans, in each case, measured at fair value, at March 31, 2017.

At March 31, 2018, 80.7% or $1.17 billion of our income producing investment portfolio* is floating rate and 19.3% or $280.7 million is fixed rate, measured at fair value. At March 31, 2017, 96.4% or $1.26 billion of our income producing investment portfolio* was floating rate and 3.6% or $47.0 million was fixed rate, measured at fair value. As of March 31, 2018 and 2017, we had zero and one issuer, respectively, on non-accrual status.

Since inception through March 31, 2018, Solar Capital and its predecessor companies have invested approximately $5.4 billion in more than 220 portfolio companies. Over the same period, Solar Capital has completed transactions with more than 145 different financial sponsors.

Crystal Financial LLC

On December 28, 2012, we completed the acquisition of Crystal Capital Financial, a commercial finance company focused on providing asset-based and other secured financing solutions (the “Crystal Acquisition”). We invested $275 million in cash to effect the Crystal Acquisition. Crystal Financial owned approximately 98% of the outstanding ownership interest in Crystal Financial LLC. The remaining financial interest was held by

*	We have included Crystal Financial LLC, NEF Holdings LLC, Senior Secured Unitranche Loan Program LLC and Senior Secured Unitranche Loan Program II LLC within our income producing investment portfolio.

various employees of Crystal Financial LLC, through their investment in Crystal Management LP. Crystal Financial LLC had a diversified portfolio of 23 loans having a total par value of approximately $400 million at November 30, 2012 and a $275 million committed revolving credit facility. On January 27, 2014, the revolving credit facility was expanded to $300 million. On March 31, 2014, we exchanged $137.5 million of our equity interest in Crystal Financial in exchange for $137.5 million in floating rate senior secured notes in Crystal Financial bearing interest at LIBOR plus 9.50%, maturing on March 31, 2019. On May 18, 2015, the revolving credit facility was expanded to $350 million. Our financial statements, including our schedule of investments, reflected our investments in Crystal Financial on a consolidated basis. On July 28, 2016, the Company purchased Crystal Management LP’s approximately 2% equity interest in Crystal Financial LLC for approximately $5.7 million. Upon the closing of this transaction, the Company holds 100% of the equity interest in Crystal Financial LLC. On September 30, 2016, Crystal Capital Financial Holdings LLC was dissolved. On March 20, 2018, the revolving credit facility was amended, reducing commitments to $275 million.

As of March 31, 2018, Crystal Financial LLC had 27 funded commitments to 24 different issuers with a total par value of approximately $350.3 million on total assets of $413.3 million. As of December 31, 2017, Crystal Financial LLC had 27 funded commitments to 23 different issuers with a total par value of approximately $300.9 million on total assets of $448.5 million. As of March 31, 2018 and December 31, 2017, the largest loan outstanding totaling $37.3 million and $36.0 million, respectively. For the same periods, the average exposure per issuer was $14.6 million and $13.1 million, respectively. Crystal Financial LLC’s credit facility, which is non-recourse to Solar Capital, had approximately $138.3 million and $176.5 million of borrowings outstanding at March 31, 2018 and December 31, 2017, respectively. For the three months ended March 31, 2018 and March 31, 2017, Crystal Financial LLC had net income of $4.5 million and $7.8 million, respectively, on gross income of $9.4 million and $12.3 million, respectively. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions. As such, and subject to fluctuations in Crystal Financial LLC’s funded commitments, the timing of originations, and the repayments of financings, the Company cannot guarantee that Crystal Financial LLC will be able to maintain consistent dividend payments to us. Crystal Financial LLC’s consolidated financial statements for the fiscal years ended December 31, 2017 and December 31, 2016 are attached as an exhibit to the registration statement of which this prospectus is a part.

NEF Holdings, LLC

On July 31, 2017, we completed the acquisition of NEF, which conducts its business through its wholly-owned subsidiary Nations Equipment Finance, LLC. NEF is an independent equipment finance company that provides senior secured loans and leases primarily to U.S. based companies. We invested $209.9 million in cash to effect the transaction, of which $145.0 million was invested in the equity of NEF through our wholly-owned consolidated taxable subsidiary NEFCORP LLC and our wholly-owned consolidated subsidiary NEFPASS LLC and $64.9 million was used to purchase certain leases and loans held by NEF through NEFPASS LLC. Concurrent with the transaction, NEF refinanced its existing senior secured credit facility into a $150.0 million non-recourse facility with an accordion feature to expand up to $250.0 million. The maturity date of the facility is July 31, 2021. At July 31, 2017, NEF also had two securitizations outstanding, with an issued note balance of $94.6 million.

As of March 31, 2018, NEF had 209 funded equipment-backed leases and loans to 91 different customers with a total net investment in leases and loans of approximately $214.4 million on total assets of $266.9 million. As of December 31, 2017, NEF had 223 funded equipment-backed leases and loans to 90 different customers with a total net investment in leases and loans of approximately $223.0 million on total assets of $289.5 million. As of March 31, 2018 and December 31, 2017, the largest position outstanding totaled $27.1 million and $16.0 million, respectively. For the same period, the average exposure per customer was $2.4 million and $2.5 million, respectively. NEF’s credit facility, which is non-recourse to Solar Capital, had approximately $83.8 million and $71.0 million of borrowings outstanding at March 31, 2018 and December 31, 2017, respectively. The securitization notes balance on March 31, 2018 and December 31, 2017 was $38.4 million and $71.7 million, respectively. For the three months ended March 31, 2018, NEF had net income of $1.9 million on gross income of $7.4 million. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions. As such, and subject to fluctuations in NEF’s funded commitments, the timing of originations, and the repayments of financings, the Company cannot guarantee that NEF will be able to maintain consistent dividend payments to us. NEF’s consolidated financial statements for the fiscal year ended December 31, 2017 are attached as an exhibit to the registration statement of which this prospectus is a part.

Solar Life Science Program LLC

On February 22, 2017, the Company, through its commitment to SSLP III, and Solar Senior Capital Ltd. formed LSJV with an affiliate of Deerfield Management. SSLP III committed approximately $50.0 million to LSJV. On March 10, 2017, SSLP III was dissolved. As of March 31, 2018, LSJV has not commenced operations.

Senior Secured Unitranche Loan Program LLC

On September 2, 2014, the Company entered into a limited liability company agreement with an affiliate (the “Investor”) of a fund managed by PIMCO to co-invest in middle market senior secured unitranche loans sourced by the same origination platform used by the Company. Initial funding commitments to the unitranche strategy total $600 million, consisting of direct equity investments and co-investment commitments as described below. The joint venture vehicle known as the SSLP is structured as an unconsolidated Delaware limited liability company. The Company and the Investor initially made equity commitments to the SSLP of $300.0 million and $43.25 million, respectively. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and PIMCO (with approval from a representative of each required).

On October 15, 2015, the Company entered into an amended and restated limited liability company agreement for its SSLP to add Voya, part of Voya Financial, Inc. (NYSE: VOYA), as a partner in SSLP in place of the investor that was previously the Company’s partner in SSLP, though this investor may still co-invest up to $300 million of equity in unitranche loans alongside SSLP. This joint venture is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. In addition to the Company’s prior equity commitment of $300.0 million to SSLP, Voya has made an initial equity commitment of $25.0 million to SSLP, with the ability to upsize.

On November 2, 2015, the Company assigned $125.0 million of its $300.0 million commitment to SSLP to SSLP II, a Delaware limited liability company.

On November 25, 2015, SSLP commenced operations. On June 30, 2016, SSLP as transferor and SSLP 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP, as borrower entered into a $200 million senior secured revolving credit facility (the “SSLP Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP Facility. The SSLP Facility is scheduled to mature on June 30, 2021. The SSLP Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP and SSLP 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP Facility also includes usual and customary events of default for credit facilities of this nature. There were $77.2 and $74.2 million of borrowings outstanding as of March 31, 2018 and December 31, 2017, respectively. As of March 31, 2018 and December 31, 2017, the Company and Voya had contributed combined equity capital in the amount of $108.7 million and $102.5 million, respectively. Of the $108.7 million of contributed equity capital at March 31, 2018, the Company contributed $29.9 million in the form of investments and $65.2 million in the form of cash and Voya contributed $13.6 million in the form of cash. As of March 31, 2018, the Company and Voya’s remaining commitments to SSLP totaled $79.9 million and $11.4 million, respectively. The Company, along with Voya, controls the funding of SSLP and SSLP may not call the unfunded commitments without approval of both the Company and Voya.

As of March 31, 2018 and December 31, 2017, SSLP had total assets of $188.0 million and $179.2 million, respectively. For the same periods, SSLP’s portfolio consisted of floating rate senior secured loans to 10 and 10 different borrowers, respectively. For the three months ended March 31, 2018 and 2017, SSLP invested $23.6 million in 4 portfolio companies and $24.0 million in 4 portfolio companies, respectively. Investments prepaid totaled $14.3 million and $0.6 million, respectively, for the three months ended March 31, 2018 and 2017. At March 31, 2018 and December 31, 2017, the weighted average yield of SSLP’s portfolio was 8.5% and 8.1%, respectively, measured at fair value and 8.4% and 8.1%, respectively, measured at cost.

SSLP Portfolio as of March 31, 2018 (dollar amounts in thousands)

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	7.13%	3/3/22	$14,573	$14,530	$14,573
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	7.16%	12/30/22	19,852	19,681	19,852
Alteon Health, LLC (fka Island Medical)	Health Care Providers & Services	L+550	1.00%	7.80%	9/1/22	13,674	13,557	12,854
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.84%	8/1/21	3,083	3,062	3,083
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.63%	12/14/21	31,695	31,372	31,695
On Location Events, LLC & PrimeSport Holdings Inc.(4)	Media	L+550	1.00%	7.57%	9/29/21	19,681	19,459	19,533
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	7.19%	7/5/22	24,114	23,834	24,114
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.70%	12/16/22	11,850	11,753	10,665
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	6.55%	11/25/21	1,911	1,899	1,911
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	10.56%	11/25/21	22,250	21,945	21,805
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	8.56%	4/20/21	23,486	23,358	23,251

							$184,450	$183,336

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of March 31, 2018.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SSLP Portfolio as of December 31, 2017 (audited) (dollar amounts in thousands)

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.(4)	Health Care Providers & Services	L+525	1.00%	6.94%	3/3/22	$14,393	$14,350	$14,321
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	17,114	16,963	17,029
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	3,125	3,102	3,125
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	13,736	13,496	13,736
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.44%	12/14/21	31,695	31,354	31,695
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	13,709	13,585	13,297
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	23,233	22,953	23,117
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	11,880	11,782	11,405
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	1,918	1,905	1,918
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	22,250	21,929	21,805
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	23,546	23,409	23,134

							$174,828	$174,582

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

Below is certain summarized financial information for SSLP as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

	March 31, 2018	December 31, 2017
Selected Balance Sheet Information for SSLP (in thousands):
Investments at fair value (cost $184,450 and $174,828, respectively)	$183,336	$174,582
Cash and other assets	4,656	4,659

Total assets	$187,992	$179,241

Debt outstanding	$77,248	$74,248
Distributions payable	2,200	2,200
Interest payable and other credit facility related expenses	1,254	1,161
Accrued expenses and other payables	174	219

Total liabilities	$80,876	$77,828

Members’ equity	$107,116	$101,413

Total liabilities and members’ equity	$187,992	$179,241

	Three months ended March 31, 2018	Three months ended March 31, 2017
Selected Income Statement Information for SSLP (in thousands):
Interest income	$3,938	$3,447

Service fees*	$29	$31
Interest and other credit facility expenses	1,254	781
Other general and administrative expenses	43	37

Total expenses	$1,326	$849

Net investment income	$2,612	$2,598

Net change in unrealized gain (loss) on investments	(868)	(26)

Net income	$1,744	$2,572

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.

Senior Secured Unitranche Loan Program II LLC

On November 2, 2015, the Company assigned $125.0 million of its $300.0 million commitment to SSLP to SSLP II, a Delaware limited liability company. On August 5, 2016, the Company entered into an amended and restated limited liability company agreement with WFI Loanco, LLC (“WFI”) and SSLP II commenced operations. SSLP II is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. Also, on August 5, 2016, the Company assigned approximately $50.0 million of its $125.0 million commitment to SSLP II to SSLP III, a newly formed Delaware limited liability company. SSLP III, which had not commenced operations, was wholly owned by Solar Capital Ltd. but could have brought in unaffiliated investors at a later date. The Company and WFI’s equity commitments to SSLP II now total $75.0 million and $18.0 million, respectively.

On November 15, 2016, SSLP II as transferor and SSLP II 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP II, as borrower entered into a $100 million senior secured revolving credit facility (the “SSLP II Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP II Facility. The SSLP II Facility is scheduled to mature on November 15, 2021. The SSLP II Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP II and SSLP II 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP II Facility also includes usual and customary events of default for credit facilities of this nature. There were $52.6 million and $48.8 million of borrowings outstanding as of March 31, 2018 and December 31, 2017, respectively. As of March 31, 2018 and December 31, 2017, the Company and WFI contributed combined equity capital in the amount of $69.1 million and $63.3 million, respectively. Of the $69.1 million of contributed equity capital at March 31, 2018, the Company contributed $43.5 million in the form of investments and $12.3 million in the form of cash and WFI contributed $13.4 million in the form of cash. As of March 31, 2018, the Company and WFI’s remaining commitments to SSLP II totaled $19.3 million and $4.6 million, respectively. The Company, along with WFI, controls the funding of SSLP II and SSLP II may not call the unfunded commitments without approval of both the Company and WFI.

As of March 31, 2018 and December 31, 2017, SSLP II had total assets of $124.7 million and $124.7 million, respectively. For the same periods, SSLP II’s portfolio consisted of floating rate senior secured loans to 14 and 15 different borrowers, respectively. For the three months ended March 31, 2018 and March 31, 2017, SSLP II invested $12.2 million in 5 portfolio companies and $20.0 million in 5 portfolio companies, respectively. Investments prepaid totaled $12.0 million and $1.0 million for the same periods, respectively. At March 31, 2018 and December 31, 2017, the weighted average yield of SSLP II’s portfolio was 8.4% and 8.0%, respectively, measured at fair value and 8.6% and 8.3%, respectively, measured at cost.

SSLP II Portfolio as of March 31, 2018 (dollar amounts in thousands)

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	7.13%	3/3/22	$7,962	$7,928	$7,962
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	7.16%	12/30/22	7,694	7,628	7,694
Alteon Health, LLC (fka Island Medical)	Health Care Providers & Services	L+550	1.00%	7.80%	9/1/22	6,837	6,779	6,427
American Teleconferencing Services, Ltd. (PGI)(4)	Communications Equipment	L+650	1.00%	8.29%	12/8/21	13,668	12,651	13,599
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.84%	8/1/21	1,542	1,531	1,542
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.63%	12/14/21	10,011	10,011	10,011
Global Holdings LLC & Payment Concepts LLC	Consumer Finance	L+650	1.00%	9.51%	5/5/22	9,223	9,065	9,223
Logix Holding Company, LLC	Communications Equipment	L+575	1.00%	7.60%	12/22/24	8,977	8,889	8,887
On Location Events, LLC & PrimeSport Holdings Inc.(4)	Media	L+550	1.00%	7.57%	9/29/21	9,840	9,730	9,766
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	7.19%	7/5/22	10,610	10,486	10,610
Polycom, Inc.	Communications Equipment	L+525	1.00%	7.04%	9/27/23	8,974	8,682	9,064
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.70%	12/16/22	9,875	9,794	8,887
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	6.55%	11/25/21	765	765	765
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	10.56%	11/25/21	8,900	8,780	8,722
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	8.56%	4/20/21	8,107	7,976	8,026

							$120,695	$121,185

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of March 31, 2018.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SSLP II Portfolio as of December 31, 2017 (audited) (dollar amounts in thousands)

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	6.94%	3/3/22	$7,863	$7,829	$7,824
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	6,418	6,361	6,386
American Teleconferencing Services, Ltd. (PGI)(4)	Communications Equipment	L+650	1.00%	7.90%	12/8/21	13,858	12,770	13,650
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	1,563	1,551	1,563
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	6,868	6,748	6,868
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.44%	12/14/21	10,011	10,011	10,011
Global Holdings LLC & Payment Concepts LLC	Consumer Finance	L+650	1.00%	7.99%	5/5/22	9,341	9,173	9,341
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	6,854	6,793	6,649
Logix Holding Company, LLC	Communications Equipment	L+575	1.00%	7.28%	12/22/24	9,000	8,910	8,910
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	10,223	10,098	10,171
PetVet Care Centers, LLC	Health Care Facilities	L+600	1.00%	7.35%	6/8/23	3,444	3,412	3,478
Polycom, Inc.	Communications Equipment	L+525	1.00%	6.72%	9/27/23	9,449	9,130	9,546
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	9,900	9,818	9,504
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	767	767	767
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	8,900	8,774	8,722
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	8,128	7,987	7,986

							$120,132	$121,376

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

Below is certain summarized financial information for SSLP II as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

	March 31, 2018	December 31, 2017
Selected Balance Sheet Information for SSLP II (in thousands):
Investments at fair value (cost $120,695 and $120,132, respectively)	$121,185	$121,376
Cash and other assets	3,557	3,360

Total assets	$124,742	$124,736

Debt outstanding	$52,568	$48,788
Payable for investments purchased	—	9,281
Distributions payable	1,638	1,638
Interest payable and other credit facility related expenses	757	654
Accrued expenses and other payables	177	217

Total liabilities	$55,140	$60,578

Members’ equity	$69,602	$64,158

Total liabilities and members’ equity	$124,742	$124,736

	Three months ended March 31, 2018	Three months ended March 31, 2017
Selected Income Statement Information for SSLP II (in thousands):
Interest income	$2,822	$2,091

Service fees*	$30	$24
Interest and other credit facility expenses//	723	418
Other general and administrative expenses	33	25

Total expenses	$786	$467

Net investment income	$2,036	$1,624

Net change in unrealized gain (loss) on investments	(754)	303

Net income	$1,282	$1,927

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.

Critical Accounting Policies

The preparation of consolidated financial statements and related disclosures in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies. Within the context of these critical accounting policies and disclosed subsequent events herein, we are not currently aware of any other reasonably likely events or circumstances that would result in materially different amounts being reported.

Valuation of Portfolio Investments

We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP, and the 1940 Act. Our valuation procedures are set forth in more detail below:

Under procedures established by our board of directors (the “Board”), we value investments, including certain senior secured debt, subordinated debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we may utilize independent third-party valuation firms to assist us in determining the fair value of material assets. Accordingly, such investments go through our multi-step valuation process as described below. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations. Debt investments with maturities of 60 days or less shall each be valued at cost plus accreted discount, or minus amortized premium, which is expected to approximate fair value, unless such valuation, in the judgment of the Investment Adviser, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board. Such determination of fair values involves subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of the Investment Adviser;

(3)	independent valuation firms engaged by our Board conduct independent appraisals and review the Investment Adviser’s preliminary valuations and make their own independent assessment for all material assets;

(4)	the audit committee of the Board reviews the preliminary valuation of the Investment Adviser and that of the independent valuation firm, if any, and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm, if any, and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. However, in accordance with ASC 820-10, certain investments that qualify as investment companies in accordance with ASC 946, may be valued using net asset value as a practical expedient for fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation approaches to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the three months ended March 31,

2018, there has been no change to the Company’s valuation approaches or techniques and the nature of the related inputs considered in the valuation process.

Accounting Standards Codification (“ASC”) Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The exercise of judgment is based in part on our knowledge of the asset class and our prior experience.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Valuation of Credit Facility and 2022 Unsecured Notes

The Company has made an irrevocable election to apply the fair value option of accounting to its Credit Facility and 2022 Unsecured Notes, in accordance with ASC 825-10. We believe accounting for the Credit Facility and the 2022 Unsecured Notes at fair value better aligns the measurement methodologies of assets and liabilities, which may mitigate certain earnings volatility.

Revenue Recognition

The Company records dividend income and interest, adjusted for amortization of premium and accretion of discount, on an accrual basis. Investments that are expected to pay regularly scheduled interest and/or dividends in cash are generally placed on non-accrual status when principal or interest/dividend cash payments are past due 30 days or more (90 days or more for equipment financing) and/or when it is no longer probable that principal or interest/dividend cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest or dividends are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining interest or dividend obligations. Interest or dividend cash payments received on investments may be recognized as income or applied to principal depending upon management’s judgment. Some of our investments may have contractual PIK interest or dividends. PIK interest and dividends computed at the contractual rate are accrued into income and reflected as receivable up to the capitalization date. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the basis in the additional securities received). PIK generally becomes due at the maturity of the investment or upon the investment being called by the issuer. At the point the Company believes PIK is not expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends is reversed from the related receivable through interest or dividend income, respectively. The Company does not reverse previously capitalized PIK interest or dividends. Upon capitalization, PIK is subject to the fair value estimates associated with their related investments. PIK investments on non-accrual status are restored to accrual status if the Company again believes that PIK is expected to be realized. Loan origination fees, original issue discount, and market discounts are capitalized and amortized into income using the interest method or straight-line, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and other investments as interest income when we receive such amounts. Capital structuring fees are recorded as other income when earned.

The typically higher yields and interest rates on PIK securities, to the extent we invested, reflects the payment deferral and increased credit risk associated with such instruments and that such investments may represent a significantly higher credit risk than coupon loans. PIK securities may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. PIK interest has the effect of generating investment income and increasing the incentive fees payable at a compounding rate. In addition, the deferral of PIK interest also increases the loan-to-value ratio at a compounding rate. PIK securities create the risk that incentive fees will be paid to the Investment Adviser based on non-cash accruals that ultimately may not be realized, but the Investment Adviser will be under no obligation to reimburse the Company for these fees. For the three months ended March 31, 2018 and 2017, capitalized PIK income totaled $0.05 million and $0.04 million, respectively.

Net Realized Gain or Loss and Net Change in Unrealized Gain or Loss

We generally measure realized gain or loss by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized origination or commitment fees and prepayment penalties. The net change in unrealized gain or loss reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded unrealized gain or loss, when gains or losses are realized. Gains or losses on investments are calculated by using the specific identification method.

Income Taxes

Solar Capital, a U.S. corporation, has elected to be treated, and intends to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify for taxation as a RIC, the Company is required, among other things, to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a given tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year distributions, the Company accrues an estimated excise tax, if any, on estimated excess taxable income.

Recent Accounting Pronouncements

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, which amends FASB ASC 230. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. For public business entities, the amendments were effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company has adopted ASU 2016-18 and determined that the adoption has not had a material impact on its consolidated financial statements and disclosures.

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which will amend FASB ASC 310-20. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium, generally requiring the premium to be amortized to the earliest call date. For public business entities, the amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASU 2017-08 on its consolidated financial statements and disclosures.

In May 2014, the FASB issued ASC 606, Revenue From Contracts With Customers, originally effective for public business entities with annual reporting periods beginning after December 15, 2016. On August 12, 2015, the FASB issued an ASU, Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASC 606 for one year. ASC 606 provides accounting guidance related to revenue from contracts with customers. For public business entities, ASC 606 was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company has adopted ASC 606 and determined that the adoption has not had a material impact on its consolidated financial statements and disclosures.

RESULTS OF OPERATIONS

Results comparisons are for the three months ended March 31, 2018 and 2017:

Investment Income

For the three months ended March 31, 2018 and 2017, gross investment income totaled $39.0 million and $34.4 million, respectively. The increase in gross investment income for the year over year three month periods was primarily due to growth of the income producing investment portfolio and increased portfolio yield.

Expenses

Expenses totaled $20.1 million and $18.1 million, respectively, for the three months ended March 31, 2018 and 2017, of which $11.2 million and $10.8 million, respectively, were base management fees and performance-based incentive fees and $5.9 million and $5.7 million, respectively, were interest and other credit facility expenses (inclusive of $0.5 million of costs related to the issuance of the 2022 Unsecured Notes during the three months ended March 31, 2017). Administrative services and other general and administrative expenses totaled $3.0 million and $1.6 million, respectively, for the three months ended March 31, 2018 and 2017. Expenses generally consist of management and performance-based incentive fees, interest and other credit facility expenses, administrative services fees, insurance expenses, legal fees, directors’ fees, transfer agency fees, printing and proxy expenses, audit and tax services expenses, and other general and administrative expenses. Interest and other credit facility expenses generally consist of interest, unused fees, agency fees and loan origination fees, if any, among others. The increase in expenses for the three months ended March 31, 2018 versus the three months ended March 31, 2017 was primarily due to higher performance-based incentive fees resulting from higher income, higher interest expense resulting from an increase in borrowings to support a larger income producing investment portfolio, as well as an increase in general and administrative expenses.

Net Investment Income

The Company’s net investment income totaled $18.9 million and $16.3 million, or $0.45 and $0.39, per average share, respectively, for the three months ended March 31, 2018 and 2017.

Net Realized Gain

The Company had investment sales and prepayments totaling approximately $142 million and $85 million, respectively, for the three months ended March 31, 2018 and 2017. Net realized gains over the same periods were $0.4 million and $0.6 million, respectively. Net realized gains for the three months ended March 31, 2018 and March 31, 2017 were related to the sale of select assets.

Net Change in Unrealized Gain (Loss)

For the three months ended March 31, 2018 and 2017, net change in unrealized gain on the Company’s assets and liabilities totaled $0.8 million and $0.3 million, respectively. Net unrealized gain for the three months ended March 31, 2018 is primarily due to appreciation in the value of our investments in Rug Doctor, Rapid Micro Biosystems, Inc., Aegis Toxicology Sciences Corporation and Vapotherm, Inc., among others. Partially offsetting the net change in unrealized gain was depreciation on our investments in Crystal Financial LLC, Achaogen, Inc. and Kore Wireless Group, Inc., among others. Net unrealized gain for the three months ended March 31, 2017 is primarily due to appreciation in the value of our investments in Crystal Financial LLC, Breathe Technologies, Inc. and Tierpoint, LLC, among others. Partially offsetting the net change in unrealized gain was depreciation on our investments in Aegis Toxicology Sciences Corporation, Rug Doctor and Direct Buy Inc. among others.

Net Increase in Net Assets From Operations

For the three months ended March 31, 2018 and 2017, the Company had a net increase in net assets resulting from operations of $20.0 million and $17.2 million, respectively. For the same periods, earnings per average share were $0.47 and $0.41, respectively.

Results comparisons are for the fiscal years ended December 31, 2017, December 31, 2016 and December 31, 2015.

Investment Income

For the fiscal years ended December 31, 2017, 2016 and 2015, gross investment income totaled $143.3 million, $151.8 million and $115.6 million, respectively. The decrease in gross investment income from 2016 to 2017 was primarily due to an increase in the volume of prepayments and other exits, which reduced the average size of the income-producing portfolio. The increase in gross investment income from 2015 to 2016 was primarily due to a larger average income producing investment portfolio year over year, and increased dividend income from the ongoing ramping of investments in SSLP and SSLP II.

Expenses

Net expenses totaled $75.0 million, $80.7 million and $51.2 million, respectively, for the fiscal years ended December 31, 2017, 2016 and 2015, of which $44.5 million, $45.9 million and $27.4 million, respectively, were base management fees and net performance-based incentive fees and $21.7 million, $24.6 million and $15.6 million, respectively, were interest and other credit facility expenses (inclusive of $0.6 million of costs related to the issuance of the 2022 Unsecured Notes in 2017 and $3.1 million of costs related to the 2016 amendment of the Credit Facility and the issuance of the 2022 Unsecured Notes in 2016). Over the same periods, $0.0 million, $0.0 million and $1.7 million of performance-based incentive fees were waived. Administrative services and other general and administrative expenses totaled $8.8 million, $10.3 million and $8.2 million, respectively, for the fiscal years ended December 31, 2017, 2016 and 2015. Expenses generally consist of management and performance-based incentive fees, interest and other credit facility expenses, administrative services fees, insurance expenses, legal fees, directors’ fees, transfer agency fees, printing and proxy expenses, audit and tax services expenses, and other general and administrative expenses. Interest and other credit facility expenses generally consist of interest, unused fees, agency fees and loan origination fees, if any, among others. The decrease in expenses from 2016 to 2017 is primarily due to fewer one-time credit facility costs associated with amendments and new debt issuances, as well as lower general and administrative expenses. The increase in expenses from 2015 to 2016 was primarily due to higher management fees, performance-based incentive fees and interest expense on a larger average income producing investment portfolio.

Net Investment Income

The Company’s net investment income totaled $68.4 million, $71.1 million and $64.4 million, or $1.62, $1.68 and $1.52, per average share, respectively, for the fiscal years ended December 31, 2017, 2016 and 2015.

Net Realized Gain (Loss)

The Company had investment sales and prepayments totaling approximately $333 million, $488 million and $171 million, respectively, for the fiscal years ended December 31, 2017, 2016 and 2015. Net realized gains (losses) over the same periods were ($12.0) million, $0.8 million and ($4.9) million, respectively. Net realized losses for fiscal year 2017 were primarily due to the exit of our investment in Direct Buy Inc., along with losses incurred related to the extinguishment of debt. Net realized gains for fiscal year 2016 were related to the sale of select assets. Net realized losses for fiscal year 2015 were primarily related to the realization of previously recognized unrealized losses on our investment in Quantum Foods, LLC.

Net Change in Unrealized Gain (Loss)

For the fiscal years ended December 31, 2017, 2016 and 2015, net change in unrealized gain (loss) on the Company’s assets and liabilities totaled $14.1 million, $34.9 million and ($45.4) million, respectively. Net unrealized gain for the fiscal year ended December 31, 2017 was primarily related to the reversal of unrealized depreciation on our investment in Direct Buy Inc. due to its exit from our portfolio, as well as appreciation in the value of our investments in Bishop Lifting Products, Inc., Breathe Technologies, Inc. and Aegis Toxicology Corporation, among others. Partially offsetting the net change in unrealized gain was depreciation on our investments in Rug Doctor, LLC and Crystal Financial LLC, among others. Net unrealized gain for the fiscal year ended December 31, 2016 was primarily related to appreciation in the value of our investments in Crystal Financial LLC, WireCo Worldgroup Inc., Global Tel*Link Corporation, Asurion LLC and DISA Holdings Acquisition Subsidiary Corp., among others. Partially offsetting the net appreciation was depreciation in the value of our investments in Breathe Technologies, Inc., Senior Secured Unitranche Loan Program LLC and Rug Doctor, LLC, among others. Net unrealized loss for the fiscal year ended December 31, 2015 was primarily due to a yield-based mark-to-market technical impact on the fair value of our investments.

Net Increase in Net Assets From Operations

For the fiscal years ended December 31, 2017, 2016 and 2015, the Company had a net increase in net assets resulting from operations of $70.4 million, $106.8 million and $14.1 million, respectively. For the fiscal years ended December 31, 2017, 2016 and 2015, earnings per average share were $1.67, $2.53 and $0.33, respectively.

LIQUIDITY AND CAPITAL RESOURCES

The Company’s liquidity and capital resources are generated and generally available through its Credit Facility maturing in September 2021, through cash flows from operations, investment sales, prepayments of senior and subordinated loans, income earned on investments and cash equivalents, and periodic follow-on equity and/or debt offerings. As of March 31, 2018, we had a total of $145.5 million of unused borrowing capacity under the Credit Facility, subject to borrowing base limits.

We may from time to time issue equity and/or debt securities in either public or private offerings. The issuance of such securities will depend on future market conditions, funding needs and other factors and there can be no assurance that any such issuance will occur or be successful. The primary uses of existing funds and any funds raised in the future is expected to be for investments in portfolio companies, repayment of indebtedness, cash distributions to our shareholders, or for other general corporate purposes.

On December 28, 2017, the Company closed a private offering of $21 million of the 2022 Tranche C Notes with a fixed interest rate of 4.50% and a maturity date of December 28, 2022. Interest on the 2022 Tranche C Notes is due semi-annually on June 28 and December 28. The 2022 Tranche C Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 22, 2017, we issued $75 million in aggregate principal amount of publicly registered 2023 Unsecured Notes for net proceeds of $73.8 million. Interest on the 2023 Unsecured Notes is paid semi-annually on January 20 and June 20, at a rate of 4.50% per year, commencing on January 20, 2018. The 2023 Unsecured Notes mature on January 20, 2023.

On February 15, 2017, the Company closed a private offering of $100 million of the 2022 Unsecured Notes with a fixed interest rate of 4.60% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 8, 2016, the Company closed a private offering of $50 million of the 2022 Unsecured Notes with a fixed interest rate of 4.40% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On January 11, 2013, the Company closed its most recent follow-on public equity offering of 6.3 million shares of common stock raising approximately $146.9 million in net proceeds. The primary uses of the funds raised were for investments in portfolio companies, reductions in revolving debt outstanding and for other general corporate purposes.

The primary uses of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our shareholders or for other general corporate purposes.

Cash Equivalents

We deem certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities as cash equivalents. The Company makes purchases that are consistent with its purpose of making investments in securities described in paragraphs 1 through 3 of Section 55(a) of the 1940 Act. From time to time, including at or near the end of each fiscal quarter, we consider using various temporary investment strategies for our business. One strategy includes taking proactive steps by utilizing cash equivalents as temporary assets with the objective of enhancing our investment flexibility pursuant to Section 55 of the 1940 Act. More specifically, from time-to-time we may purchase U.S. Treasury bills or other high-quality, short-term debt securities at or near the end of the quarter and typically close out the position on a net cash basis subsequent to quarter end. We may also utilize repurchase agreements or other balance sheet transactions, including drawing down on our credit facilities, as deemed appropriate. The amount of these transactions or such drawn cash for this purpose is excluded from total assets for purposes of computing the asset base upon which the management fee is determined. We held approximately $140 million in cash equivalents as of March 31, 2018.

Debt

Unsecured Notes

On December 28, 2017, the Company closed a private offering of $21,000 of the 2022 Tranche C Notes with a fixed interest rate of 4.50% and a maturity date of December 28, 2022. Interest on the 2022 Tranche C Notes is due semi-annually on June 28 and December 28. The 2022 Tranche C Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 22, 2017, we issued $75 million in aggregrate principal amount of publicly registered 2023 Unsecured Notes for net proceeds of $73.8 million. Interest on the 2023 Unsecured Notes is paid semi-annually on January 20 and June 20, at a rate of 4.50% per year, commencing on January 20, 2018. The 2023 Unsecured Notes mature on January 20, 2023.

On February 15, 2017, the Company closed a private offering of $100 million of the 2022 Unsecured Notes with a fixed interest rate of 4.60% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 8, 2016, the Company closed a private offering of $50 million of the 2022 Unsecured Notes with a fixed interest rate of 4.40% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Revolving & Term Loan Facility

On September 30, 2016, the Company entered into a second Credit Facility amendment. Post amendment, the Credit Facility was composed of $505 million of revolving credit and $50 million of term loans. Borrowings generally bear interest at a rate per annum equal to the base rate plus a range of 2.00-2.25% or the alternate base rate plus 1.00%-1.25%. The Credit Facility has no LIBOR floor requirement. The Credit Facility matures in September 2021 and includes ratable amortization in the final year. The Credit Facility may be increased up to $800 million with additional new lenders or an increase in commitments from current lenders. The Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Credit Facility contains certain financial covenants that among other things, requires the Company to maintain a minimum shareholder’s equity and a minimum asset coverage ratio. The Company also pays issuers of funded term loans quarterly in arrears a commitment fee at the rate of 0.25% per annum on the average daily outstanding balance. On February 23, 2017, the Company prepaid its two non- extending lenders and terminated their commitments, reducing total outstanding revolving credit commitments by $110 million to $395 million. At March 31, 2018, outstanding USD equivalent borrowings under the Credit Facility totaled $299.5 million, composed of $249.5 million of revolving credit and $50 million of term loans.

Certain covenants on our issued debt may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. At March 31, 2018, the Company was in compliance with all financial and operational covenants required by our debt facilities.

Contractual Obligations

A summary of our significant contractual payment obligations is as follows as of March 31, 2018:

Payments Due by Period (in millions)

	Total	Less than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Revolving credit facility(1)	$249.5	$—	$—	$249.5	$—
Unsecured senior notes	246.0	—	—	246.0	—
Term Loans	50.0	—	—	50.0	—

(1)	As of March 31, 2018, we had a total of $145.5 million of unused borrowing capacity under our revolving credit facility, subject to borrowing base limits.

Information about our senior securities is shown in the following table (in thousands) as of each year ended December 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2018 (through March 31, 2018)	$249,500	$1,232	—		N/A
Fiscal 2017	245,600	1,225	—		N/A
Fiscal 2016	115,200	990	—		N/A
Fiscal 2015	207,900	1,459	—		N/A
Fiscal 2014	—	—	—		N/A
Fiscal 2013	—	—	—		N/A
Fiscal 2012	264,452	1,510	—		N/A
Fiscal 2011	201,355	3,757	—		N/A
Fiscal 2010	400,000	2,668	—		N/A
Fiscal 2009	88,114	8,920	—		N/A
2022 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$150,000	$741	—		N/A
Fiscal 2017	150,000	748	—		N/A
Fiscal 2016	50,000	430	—		N/A
2022 Tranche C Notes
Fiscal 2018 (through March 31, 2018)	$21,000	$104	—		N/A
Fiscal 2017	21,000	105	—		N/A
2023 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$75,000	$370	—		N/A
Fiscal 2017	75,000	374	—		N/A
2042 Unsecured Notes
Fiscal 2017	$—	$—	—	$	N/A
Fiscal 2016	100,000	859	—		1,002
Fiscal 2015	100,000	702	—		982
Fiscal 2014	100,000	2,294	—		943
Fiscal 2013	100,000	2,411	—		934
Fiscal 2012	100,000	571	—		923
Senior Secured Notes
Fiscal 2017	$—	$—	—		N/A
Fiscal 2016	75,000	645	—		N/A
Fiscal 2015	75,000	527	—		N/A
Fiscal 2014	75,000	1,721	—		N/A
Fiscal 2013	75,000	1,808	—		N/A
Fiscal 2012	75,000	428	—		N/A
Term Loans
Fiscal 2018 (through March 31, 2018)	$50,000	$247	—		N/A
Fiscal 2017	50,000	250	—		N/A
Fiscal 2016	50,000	430	—		N/A
Fiscal 2015	50,000	351	—		N/A
Fiscal 2014	50,000	1,147	—		N/A
Fiscal 2013	50,000	1,206	—		N/A
Fiscal 2012	50,000	285	—		N/A
Fiscal 2011	35,000	653	—		N/A
Fiscal 2010	35,000	233	—		N/A

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Total Senior Securities
Fiscal 2018 (through March 31, 2018)	$545,500	$2,694	—	N/A
Fiscal 2017	541,600	2,702	—	N/A
Fiscal 2016	390,200	3,354	—	N/A
Fiscal 2015	432,900	3,039	—	N/A
Fiscal 2014	225,000	5,162	—	N/A
Fiscal 2013	225,000	5,425	—	N/A
Fiscal 2012	489,452	2,794	—	N/A
Fiscal 2011	236,355	4,410	—	N/A
Fiscal 2010	435,000	2,901	—	N/A
Fiscal 2009	88,114	8,920	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by all senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit is allocated based on the amount outstanding in each class of debt at the end of the period. As of March 31, 2018, asset coverage was 269.4%.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable except for the 2042 Unsecured Notes which were publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit. The average market value for the fiscal 2018, 2017, 2016, 2015, 2014, 2013 and 2012 periods was N/A, N/A, $101,360, $100,175, $98,196, $94,301, $93,392, and $92,302, respectively.

We have also entered into two contracts under which we have future commitments: the Advisory Agreement, pursuant to which Solar Capital Partners, LLC has agreed to serve as our investment adviser, and the Administration Agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. Payments under the Advisory Agreement are equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. Either party may terminate each of the Advisory Agreement and administration agreement without penalty upon 60 days’ written notice to the other. See note 3 to our Consolidated Financial Statements.

On October 15, 2015, SSLP entered into an amended and restated servicing agreement with the Company. SSLP engaged and retained the Company to provide certain administrative services relating to the facilities, supplies and necessary ongoing overhead support services for the operation of SSLP’s ongoing business affairs in exchange for a fee. Either party may terminate this agreement upon 30 days’ written notice to the other.

On August 5, 2016, SSLP II entered into a servicing agreement with the Company. SSLP II engaged and retained the Company to provide certain administrative services relating to the facilities, supplies and necessary ongoing overhead support services for the operation of SSLP II’s ongoing business affairs in exchange for a fee. Either party may terminate this agreement upon 30 days’ written notice to the other.

On July 31, 2017, the Company, NEFPASS LLC and NEFCORP LLC entered into a servicing agreement. NEFCORP LLC was engaged to provide NEFPASS LLC with administrative services related to the loans and capital leases held by NEFPASS LLC. NEFPASS LLC may terminate this agreement upon 30 days’ written notice to NEFCORP LLC.

Off-Balance Sheet Arrangements

From time-to-time and in the normal course of business, the Company may make unfunded capital commitments to current or prospective portfolio companies. Typically, the Company may agree to provide delayed-draw term loans or, to a lesser extent, revolving loan or equity commitments. These unfunded capital commitments always take into account the Company’s liquidity and cash available for investment, portfolio and issuer diversification, and other considerations. Accordingly, the Company had the following unfunded capital commitments at March 31, 2018 and December 31, 2016, respectively:

	March 31, 2018	December 31, 2017
Crystal Financial LLC*	$44.3	$44.3
Breathe Technologies, Inc.	8.0	—
Corindus Vascular Robotics, Inc	6.2	—
Delphinus Medical Technologies, Inc.	3.7	3.7
MRI Software LLC	1.8	2.3
Datto, Inc	1.7	1.7
Radiology Partners, Inc	1.1	0.9
CardioFocus, Inc	1.0	1.0
South Texas Oilfield Services, LLC	0.9	—
Alera Group Intermediate Holdings, Inc.	—	3.9
Accentcare, Inc.	—	3.4
WJV658, LLC	—	0.8

Total Commitments	$68.7	$62.0

*	The Company controls the funding of the Crystal Financial LLC commitment and may cancel it at its discretion.

As of March 31, 2018 and December 31, 2017, the Company had sufficient cash available and/or liquid securities available to fund its commitments as well as the commitments to SSLP, SSLP II and LSJV, all disclosed in the notes to the Consolidated Financial Statements.

In the normal course of its business, we invest or trade in various financial instruments and may enter into various investment activities with off-balance sheet risk, which may include forward foreign currency contracts. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. These financial instruments contain varying degrees of off-balance sheet risk whereby changes in the market value or our satisfaction of the obligations may exceed the amount recognized in our Consolidated Statements of Assets and Liabilities.

Distributions

The following table reflects the cash distributions per share on our common stock for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Amount
Fiscal 2018
May 7, 2018	June 21, 2018	July 3, 2018	$0.41
November 2, 2017	March 22, 2018	April 3, 2018	0.41

Total 2018			$0.82

Fiscal 2017
November 2, 2017	December 21, 2017	January 4, 2018	$0.40
August 1, 2017	September 21, 2017	October 3, 2017	0.40
May 2, 2017	June 22, 2017	July 5, 2017	0.40
February 22, 2017	March 23, 2017	April 4, 2017	0.40

Total 2017			$1.60

Fiscal 2016
November 2, 2016	December 15, 2016	January 4, 2017	$0.40
August 2, 2016	September 22, 2016	October 4, 2016	0.40
May 3, 2016	June 23, 2016	July 1, 2016	0.40
February 24, 2016	March 24, 2016	April 1, 2016	0.40

Total 2016			$1.60

Tax characteristics of all distributions will be reported to shareholders on Form 1099 after the end of the calendar year. Future quarterly distributions, if any, will be determined by our Board. We expect that our distributions to stockholders will generally be from accumulated net investment income, from net realized capital gains or non-taxable return of capital, if any, as applicable.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a business development company, we may in the future be limited in our ability to make distributions. Also, our revolving credit facility may limit our ability to declare distributions if we default under certain provisions. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of the tax benefits available to us as a regulated investment company. In addition, in accordance with GAAP and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a regulated investment company.

With respect to the distributions to stockholders, income from origination, structuring, closing and certain other upfront fees associated with investments in portfolio companies are treated as taxable income and accordingly, distributed to stockholders.

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into the Advisory Agreement with Solar Capital Partners. Mr. Gross, our Chairman and Chief Executive Officer and Mr. Spohler, our Chief Operating Officer and board member, are managing members and senior investment professionals of, and have financial and controlling interests in, the Investment Adviser. In addition, Mr. Peteka, our Chief Financial Officer, Treasurer and Corporate Secretary serves as the Chief Financial Officer for Solar Capital Partners.

•	The Administrator provides us with the office facilities and administrative services necessary to conduct day-to-day operations pursuant to our Administration Agreement. We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief compliance officer, our chief financial officer and their respective staffs.

•	We have entered into a license agreement with the Investment Adviser, pursuant to which the Investment Adviser has granted us a non-exclusive, royalty-free license to use the name “Solar Capital.”

The Investment Adviser may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, the Investment Adviser presently serves as investment adviser to Solar Senior Capital Ltd., a publicly traded BDC, which focuses on investing in senior secured loans, including first lien and second lien debt instruments. In addition, Michael S. Gross, our Chairman and Chief Executive Officer, Bruce Spohler, our Chief Operating Officer, and Richard L. Peteka, our Chief Financial Officer, serve in similar capacities for Solar Senior Capital Ltd. The Investment Adviser and certain investment advisory affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Investment Adviser or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser’s allocation procedures.

Related party transactions may occur among Solar Capital Ltd., Crystal Financial LLC, Senior Secured Unitranche Loan Program LLC, SSLP 2016-1, LLC, Senior Secured Unitranche Loan Program II LLC, SSLP II 2016-1, LLC and NEF Holdings LLC. These transactions may occur in the normal course of business. No administrative fees are paid to Solar Capital Partners by Crystal Financial LLC, Senior Secured Unitranche Loan Program LLC, Senior Secured Unitranche Loan Program II LLC or NEF Holdings LLC.

In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

SENIOR SECURITIES

Information about our senior securities is shown in the following tables as of March 31, 2018 and each year ended December 31 since the Company commenced operations, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of each year ended as of December 31 since the Company commenced operations, unless otherwise noted, is attached as, or incorporated by reference to, an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
	(in thousands)
Revolving Credit Facilities
Fiscal 2018 (through March 31, 2018)	$249,500	$1,232	—	N/A
Fiscal 2017	245,600	1,225	—	N/A
Fiscal 2016	115,200	990	—	N/A
Fiscal 2015	207,900	1,459	—	N/A
Fiscal 2014	—	—	—	N/A
Fiscal 2013	—	—	—	N/A
Fiscal 2012	264,452	1,510	—	N/A
Fiscal 2011	201,355	3,757	—	N/A
Fiscal 2010	400,000	2,668	—	N/A
Fiscal 2009	88,114	8,920	—	N/A
2022 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$150,000	$741	—	N/A
Fiscal 2017	150,000	748	—	N/A
Fiscal 2016	50,000	430	—	N/A
2022 Tranche C Notes
Fiscal 2018 (through March 31, 2018)	$21,000	$104	—	N/A
Fiscal 2017	21,000	105	—	N/A
2023 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$75,000	$370	—	N/A
Fiscal 2017	75,000	374	—	N/A
2042 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$—	$—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	100,000	859	—	1,002
Fiscal 2015	100,000	702	—	982
Fiscal 2014	100,000	2,294	—	943
Fiscal 2013	100,000	2,411	—	934
Fiscal 2012	100,000	571	—	923
Senior Secured Notes
Fiscal 2018 (through March 31, 2018)	$—	$—	—	N/A
Fiscal 2017	—	—	—	N/A
Fiscal 2016	75,000	645	—	N/A
Fiscal 2015	75,000	527	—	N/A
Fiscal 2014	75,000	1,721	—	N/A
Fiscal 2013	75,000	1,808	—	N/A
Fiscal 2012	75,000	428	—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
	(in thousands)
Term Loans
Fiscal 2018 (through March 31, 2018)	$50,000	$247	—	N/A
Fiscal 2017	50,000	250	—	N/A
Fiscal 2016	50,000	430	—	N/A
Fiscal 2015	50,000	351	—	N/A
Fiscal 2014	50,000	1,147	—	N/A
Fiscal 2013	50,000	1,206	—	N/A
Fiscal 2012	50,000	285	—	N/A
Fiscal 2011	35,000	653	—	N/A
Fiscal 2010	35,000	233	—	N/A
Total Senior Securities
Fiscal 2018 (through March 31, 2018)	$545,500	$2,694	—	N/A
Fiscal 2017	541,600	2,702	—	N/A
Fiscal 2016	390,200	3,354	—	N/A
Fiscal 2015	432,900	3,039	—	N/A
Fiscal 2014	225,000	5,162	—	N/A
Fiscal 2013	225,000	5,425	—	N/A
Fiscal 2012	489,452	2,794	—	N/A
Fiscal 2011	236,355	4,410	—	N/A
Fiscal 2010	435,000	2,901	—	N/A
Fiscal 2009	88,114	8,920	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by all senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit is allocated based on the amount outstanding in each class of debt at the end of the period. As of March 31, 2018, asset coverage was 269.4%.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable except for the 2042 Unsecured Notes which were publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit. The average market value for the fiscal 2018, 2017, 2016, 2015, 2014, 2013 and 2012 periods was N/A, N/A, $100,175, $98,196, $94,301, $93,392 and $92,302, respectively.

BUSINESS

Solar Capital

Solar Capital, a Maryland corporation, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. Furthermore, as the Company is an investment company, it continues to apply the guidance in ASC Topic 946. In addition, for U.S. federal income tax purposes we have elected, and intend to qualify annually, to be treated as a RIC under Subchapter M of the Code.

In February 2010, we completed our initial public offering and a concurrent private offering of shares to our senior management team.

We invest primarily in privately held U.S. middle market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in leveraged middle market companies in the form of senior secured loans, stretch-senior loans unitranche loans, mezzanine loans and equity securities. We define “middle market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments in stretch-senior loans represent loans where the amount of senior debt of the portfolio company is larger than a traditional senior secured loan but is less than a unitranche loan. From time to time, we may also invest directly in the debt and equity securities of public companies that are thinly traded and such investments will not be limited to any minimum or maximum market capitalization. In addition, we may invest in foreign markets, including emerging markets. Our business is focused primarily on the direct origination of investments through portfolio companies or their financial sponsors. Our investments generally range between $5 million and $100 million each, although we expect that this investment size will vary proportionately with the size of our capital base and/or strategic initiatives.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These investments may include, but are not limited to, direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. Our investment activities are managed by Solar Capital Partners and supervised by our board of directors, a majority of whom are non-interested, as such term is defined in the 1940 Act. Solar Capital Management provides the administrative services necessary for us to operate.

As of March 31, 2018, our investment portfolio totaled $1.5 billion and our net asset value was $924.3 million. Our portfolio was comprised of debt and equity investments in 100 portfolio companies.

During the three months ended March 31, 2018, we invested approximately $151.1 million across 25 portfolio companies. Investments sold or prepaid during the three months ended March 31, 2018 totaled approximately $141.5 million.

About Solar Capital Partners

Solar Capital Partners, our investment adviser, is controlled and led by Michael S. Gross, our Chairman and Chief Executive Officer, and Bruce Spohler, our Chief Operating Officer. They are supported by a team of dedicated investment professionals. Solar Capital Partners’ investment team has extensive experience in leveraged lending and private equity, as well as significant contacts with financial sponsors.

In addition, Solar Capital Partners serves as investment adviser to Solar Senior, a publicly traded BDC that invests in the senior debt securities of leveraged middle-market companies similar to those we target for investment. Through March 31, 2018, the investment team led by Messrs. Gross and Spohler has invested over $7.0 billion in more than 325 different portfolio companies involving an aggregate of more than 185 different financial sponsors. Since Solar Capital’s inception, these investment professionals have used their relationships in the middle-market financial sponsor and financial intermediary community to generate deal flow. As of May 22, 2018, Mr. Gross and Mr. Spohler beneficially owned, either directly or indirectly, approximately 5.7% and 5.2%, respectively, of our outstanding common stock.

Mr. Gross has over 25 years of experience in the private equity, distressed debt and mezzanine i.e., actually or structurally subordinated lending businesses and has been involved in originating, structuring, negotiating, consummating and managing private equity, distressed debt and mezzanine lending transactions. Prior to his current role as our Chairman, Chief Executive Officer and President, Mr. Gross founded Apollo Investment Corporation, a publicly traded BDC. He served as its chairman from February 2004 to July 2006 and its chief executive officer from February 2004 to February 2006. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004, built a dedicated investment team and infrastructure and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. Mr. Gross is also a founder and a former senior partner of Apollo Management, L.P., a leading private equity firm. During his tenure at Apollo Management, L.P., Mr. Gross was a member of the investment committee that was responsible for overseeing more than $13 billion of investments in over 150 companies.

Mr. Gross also currently serves on the boards of directors of three public companies, and in the past has served on the boards of directors of more than 20 public and private companies. As a result, Mr. Gross has developed an extensive network of private equity sponsor relationships as well as relationships with management teams of public and private companies, investment bankers, attorneys and accountants that we believe should provide us with significant business opportunities.

We also rely on the over 25 years of experience of Mr. Spohler, who has served as our Chief Operating Officer and a partner of Solar Capital Partners since its inception. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During Mr. Spohler’s tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the United States. As a co-head of U.S. Leveraged Finance, Mr. Spohler oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine debt as well as other investment types. The depth of their prior experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Market Opportunity

Solar Capital invests primarily in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities of middle-market leveraged companies. We believe that the size of this market, coupled with leveraged companies’ need for flexible sources of capital at attractive terms and rates, creates an attractive investment environment for us.

•	Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult in recent years as institutional investors have sought to invest in larger, more liquid offerings. In addition, many private finance companies that historically financed their lending and investing activities through securitization transactions have lost that source of funding and reduced lending significantly. Moreover, consolidation of lenders and market participants and the illiquid nature of investments have resulted in fewer middle-market lenders and market participants.

•	There is a large pool of uninvested private equity capital likely to seek additional capital to support their investments. We believe there is more than $500 billion of uninvested private equity capital seeking debt financing to support acquisitions. We expect that middle-market private equity firms will continue to invest the approximately $185 billion raised since 2000 in middle-market companies and that those private equity firms will seek to support their investments with mezzanine loans from sources such as Solar Capital.

•	The significant amount of debt maturing through 2018 should provide additional demand for capital. A high volume of financings were completed between the years 2004 and 2007, which are expected to mature over the next few years. We believe that this supply of prospective lending opportunities coupled with a lack of available credit in the middle-market lending space may offer attractive risk-adjusted returns to investors. Risk-adjusted return compares returns against the amount of risk incurred. The term “risk-adjusted return” does not imply that an investment has no risk or low risk.

•	Investing in private middle-market debt provides an attractive risk reward profile. In general, terms for illiquid, middle-market subordinated debt have been more attractive than those for larger corporations which are typically more liquid. We believe this is because fewer institutions are able to invest in illiquid asset classes.

Therefore, we believe that there is an attractive opportunity to invest in senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities of leveraged companies, and that we are well positioned to serve this market.

Competitive Advantages and Strategy

We believe that we have the following competitive advantages over other providers of financing to leveraged companies:

Management Expertise

As managing partner, Mr. Gross has principal management responsibility for Solar Capital Partners, to which he currently dedicates substantially all of his time. Mr. Gross has over 25 years of experience in leveraged finance, private equity and distressed debt investing. Mr. Spohler, our Chief Operating Officer and a partner of Solar Capital Partners, has over 25 years of experience in evaluating and executing leverage finance transactions. We believe that Messrs. Gross and Spohler have developed a strong reputation in the capital markets, and that this experience provides us with a competitive advantage in identifying and investing in leveraged companies with the potential to generate returns. We believe that our investment team has extensive experience in the private equity and leveraged lending industries, as well as significant contacts with financial sponsors operating in those industries. We believe that our investment team has a proven track record of valuing companies and assets and negotiating transactions.

Solar Capital Partners’ senior investment professionals have been active participants in the primary and secondary leveraged credit markets throughout their careers. They have effectively managed portfolios of distressed and mezzanine (i.e., actually or structurally subordinated) debt as well as other investment types. The depth of their experience and credit market expertise has led them through various stages of the economic cycle as well as several market disruptions.

Investment Capacity

The proceeds from our initial public offering and the Concurrent Private Placement, the borrowing capacity under the Credit Facility, the 2023 Unsecured Notes, the 2022 Unsecured Notes and the 2022 Tranche C Notes, and the expected repayments of existing investments provide us with a substantial amount of capital available for deployment into new investment opportunities. We believe we are well positioned for the current marketplace. We believe that in the current economic environment financing needs of many companies will increase while funding options are limited, allowing us to capitalize on favorable investment opportunities.

Solar Capital’s Limited Leverage

As of March 31, 2018, we had total outstanding borrowings of $299.5 million under the Credit Facility composed of $249.5 million of revolving credit and $50 million of term loans. Under the provisions of the 1940 Act, we are permitted to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. As of March 31, 2018, our asset coverage ratio was 269.4%. We believe our relatively low level of leverage provides us with a competitive advantage, allowing us to anticipate providing a consistent distribution to our investors, as proceeds from our investments are available for reinvestment as opposed to being consumed by debt repayment. To the extent borrowing conditions improve and leverage becomes available on more attractive terms, we may increase our relative level of debt in the future. However, we do not currently anticipate operating with a substantial amount of debt relative to our total assets. Furthermore, by maintaining prudent leverage levels, we believe we will be better positioned to weather future market downturns.

Proprietary Sourcing and Origination

We believe that Solar Capital Partners’ senior investment professionals’ longstanding relationships with financial sponsors, commercial and investment banks, management teams and other financial intermediaries provide us with a strong pipeline of proprietary origination opportunities. We believe the broad expertise of Solar Capital Partners’ senior investment team and their ability to draw upon their average of over 20 years of investment experience enable us to identify, assess and structure investments successfully. We expect to continue leveraging the relationships Mr. Gross established while sourcing and originating investments at Apollo as well as the financial sponsor relationships Mr. Spohler developed while he was a co-head of CIBC World Markets’ U.S. Leveraged Finance Group.

Our senior investment team’s strong relationship network is enhanced by the collaborative role Solar Capital plays in the private equity industry. We offer tailored solutions to our portfolio companies, and we believe that this role provides us with greater deal flow as opposed to being viewed as a competitor bidding for control stakes. Because Solar Capital is not associated with a private equity firm, we are not precluded from partnering with most of the top tier financial sponsors.

These direct investments enable us to perform more in-depth due diligence and play an active role in structuring financings. We believe that effectuating the transaction terms and having greater insight into a portfolio company’s operations and financial picture assist Solar Capital in minimizing downside potential, while reinforcing Solar Capital as a trusted partner who delivers comprehensive financing solutions. Since its inception, Solar Capital Partners has sourced investments in more than 325 different portfolio companies for both Solar Capital and Solar Senior, collectively, which investments involved an aggregate of more than 185 different financial sponsors, through March 31, 2018.

Versatile Transaction Structuring and Flexibility of Capital

We believe Solar Capital Partners’ senior investment team’s broad expertise and ability to draw upon its extensive experience enable us to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle. The attempt to manage risk does not imply no risk or low risk. While we are subject to significant regulation as a BDC, we are not subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we believe that we can be more flexible than such lending institutions in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe financial sponsors, management teams and investment banks see this flexibility as a benefit, making us an attractive financing partner. We believe that this approach enables us to procure attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our stated investment objective even during turbulent periods in the capital markets.

Emphasis on Achieving Strong Risk-Adjusted Returns

Solar Capital Partners uses a investment and risk management process that emphasizes research and analysis. Solar Capital Partners seeks to build our portfolio on a “bottom-up” basis, choosing and sizing individual positions based on their relative risk/reward profiles as a function of the associated downside risk, volatility, correlation with the existing portfolio and liquidity. At the same time, Solar Capital Partners takes into consideration a variety of factors in managing our portfolio and imposes portfolio-based risk constraints promoting a more diverse portfolio of investments and limiting issuer and industry concentration. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We do not pursue short-term origination targets. We believe this approach enables us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through Solar Capital Partners, conduct a rigorous due diligence process that draws upon the investment experience, industry expertise and network of contacts of our senior investment professionals, as well as the other members of our investment team. Among other things, our due diligence is designed to help ensure that a prospective portfolio company will be able to meet its debt service obligations.

We have the ability to invest across an issuer’s capital structure, which we believe enables us to provide comprehensive financing solutions for our portfolio companies, as well as access the best risk-adjusted opportunities. The overall transaction size and product mix is based upon the needs of the customer, as well as our risk-return hurdles. We also focus on downside protection and preservation of capital throughout the structuring process.

Deep Industry Focus with Substantial Information Flow

We concentrate our investing activities in industries characterized by strong cash flow and in which Solar Capital Partners’ investment professionals have deep investment experience. During his time with the Apollo entities, Mr. Gross oversaw investments in over 200 companies in 20 industries. As a result of their investment experience, Messrs. Gross and Spohler, together with Solar Capital Partners’ other senior investment professionals, have long-term relationships with management consultants and management teams in the industries we target, as well as substantial information concerning those industries. Solar Capital Partners’ investment team also has significant experience in evaluating and making investments in the industries we target. We believe that the in-depth experience of Solar Capital Partners’ investment team in investing throughout various stages of the economic cycle provides our investment adviser with access to ongoing market insights in addition to a powerful asset for investment sourcing. See “ — Investments.”

Longer Investment Horizon

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that the capital of these funds, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles provides us with the opportunity to generate favorable returns on invested capital and enables us to be a better long-term partner for our portfolio companies.

Investments

Solar Capital seeks to create a diverse portfolio that includes senior secured loans, unitranche loans, mezzanine loans and equity securities by investing approximately $5 million to $100 million of capital, on average, in the securities of leveraged companies, including middle-market companies. We expect that this investment size will vary with the size of our capital base and/or for strategic initiatives. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans may have both elements of debt and equity instruments, offering fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest may take the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. We believe that mezzanine loans can offer an attractive investment opportunity based upon their historic returns and resilience during economic downturns.

In addition to senior secured loans, stretch-senior loans, unitranche loans and mezzanine loans, we may invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our returns to our investors. These investments may include direct investments in public companies that are not thinly traded and securities of leveraged companies located in select countries outside of the United States. The securities that we invest in are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans,” “high yield” or “junk” securities, and may be considered “high risk” compared to debt instruments that are rated investment grade. In addition, some of our debt investments will not fully amortize during their lifetime, which could result in a loss or a substantial amount of unpaid principal and interest due upon maturity. We may invest up to 30% of our total assets in such opportunistic investments, including loans issued by non-U.S. issuers, subject to compliance with our regulatory obligations as a BDC under the 1940 Act.

We have and will continue to borrow funds to make investments. As a result, we will be exposed to the risks of leverage, which may be considered a speculative investment technique. The use of leverage magnifies the potential for loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in management fees payable to our investment adviser, Solar Capital Partners, will be borne by our common stockholders.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our principal focus is to provide senior secured loans, stretch-senior loans, unitranche loans and mezzanine loans to leveraged companies in a variety of industries. We generally seek to target companies that generate positive cash flows. We generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise.

The following is a representative list of the industries in which we may invest:

•  Aerospace & Defense

•  Air Freight & Logistics

•  Airlines

•  Automobiles

•  Asset Management

•  Building Products

•  Chemicals

•  Commercial Services & Supplies

•  Communications Equipment

•  Construction & Engineering

•  Consumer Finance

•  Containers & Packaging

•  Distributors

•  Diversified Consumer Services

•  Diversified Financial Services

•  Diversified Real Estate Activities

•  Diversified Telecommunications Services

•  Education Services

•  Energy Equipment & Services

•  Food Products

•  Footwear

•  Health Care Equipment & Supplies

•  Health Care Facilities

•  Health Care Providers & Services

•  Health Care Technology

•  Hotels, Restaurants & Leisure

•  Industrial Conglomerates

•  Insurance

•  Internet Software & Services

•  IT Services

•  Leisure Equipment & Products

•  Life Sciences Tools & Services

•  Machinery

•  Media

•  Multiline Retail

•  Multi-Sector Holdings

•  Oil, Gas & Consumer Fuels

•  Paper & Forest Products

•  Personal Products

•  Pharmaceuticals

•  Professional Services

•  Research & Consulting Services

•  Road & Rail

•  Software

•  Specialty Retail

•  Textiles, Apparel & Luxury Goods

•  Thrifts & Mortgage Finance

•  Trading Companies & Distributors

•  Utilities

•  Wireless Telecommunications Services

We may also invest in other industries if we are presented with attractive opportunities.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. We may also participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Solar Capital Partners, or an investment adviser controlling, controlled by or under common control with Solar Capital Partners and is registered as an investment adviser under the Advisers Act, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions of the exemptive order obtained from the SEC on June 13, 2017, which supersedes the exemptive order that we initially obtained on July 28, 2014.

At March 31, 2018, our portfolio consisted of 100 portfolio companies and was invested 40.1% in cash flow senior secured loans, 27.2% in asset-based senior secured loans/Crystal Financial, 16.4% in equipment senior secured financings/NEF and 16.3% in life science senior secured loans, in each case, measured at fair value. We expect that our portfolio will continue to include primarily senior secured, stretch-senior, unitranche loans, mezzanine loans as well as equity-related securities. In addition, we also expect to invest a portion of our portfolio in opportunistic investments, which are not our primary focus, but are intended to enhance our risk-adjusted returns to stockholders. These investments may include, but are not limited to, securities of public companies and debt and equity securities of companies located outside of the United States.

While our primary investment objective is to maximize current income and capital appreciation through investments in U.S. senior and subordinated loans, other debt securities and equity, we may also invest a portion of the portfolio in opportunistic investments, including foreign securities.

Listed below are our top ten portfolio companies and industries based on their fair value and represented as a percentage of total assets as of March 31, 2018 and December 31, 2017:

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF MARCH 31, 2018

Portfolio Company	% of Total Assets
Crystal Financial LLC	18.3%
NEF Holdings, LLC	8.8%
Senior Secured Unitranche Loan Program LLC	5.7%
Senior Secured Unitranche Loan Program II LLC	3.4%
KORE Wireless Group, Inc.	3.3%
DISA Holdings Acquisition Subsidiary Corp.	2.8%
Varilease Finance, Inc.	2.6%
Alimera Sciences, Inc.	2.1%
PhyMed Management LLC	1.9%
Aegis Toxicology Sciences Corporation	1.9%

Industry	% of Total Assets
Diversified Financial Services	18.3%
Multi-Sector Holdings	11.4%
Asset Management	10.0%
Health Care Providers & Services	7.1%
Health Care Equipment & Supplies	6.3%
Pharmaceuticals	5.6%
Professional Services	4.0%
Wireless Telecommunication Services	3.3%
Communications Equipment	2.9%
Road & Rail	2.1%

TOP TEN PORTFOLIO COMPANIES AND INDUSTRIES AS OF DECEMBER 31, 2017

Portfolio Company	% of Total Assets
Crystal Financial LLC	18.5%
NEF Holdings, LLC	8.9%
Senior Secured Unitranche Loan Program LLC	5.4%
On Location Events, LLC & PrimeSport Holdings Inc.	3.6%
KORE Wireless Group, Inc.	3.3%
Senior Secured Unitranche Loan Program II LLC	3.2%
DISA Holdings Acquisition Subsidiary Corp.	3.1%
Varilease Finance, Inc.	2.9%
PhyMed Management LLC	1.9%
Aegis Toxicology Sciences Corporation	1.8%

Industry	% of Total Assets
Diversified Financial Services	18.5%
Multi-Sector Holdings	11.8%
Asset Management	9.4%
Health Care Providers & Services	7.1%
Health Care Equipment & Supplies	5.5%
Pharmaceuticals	4.9%
Media	4.5%
Wireless Telecommunication Services	3.3%
Professional Services	3.1%
Communications Equipment	2.9%

Listed below is the geographic breakdown of the portfolio based on fair value as of March 31, 2018 and December 31, 2017:

Geographic Region	% of Portfolio at March 31, 2018	% of Portfolio at December 31, 2017
United States	100.0%	100.0%
Canada	0.0%	0.0%

	100.0%	100.0%

Investment Selection Process

Solar Capital Partners is committed to and utilizes a value-oriented investment philosophy with a focus on the preservation of capital and a commitment to managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

Stable Earnings and Strong Free Cash Flow.    We seek to invest in companies who have demonstrated stable earnings through economic cycles. We target companies that can de-lever through consistent generation of cash flows rather than relying solely on growth to service and repay our loans.

Value Orientation.    Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis.

Value of Assets.    The prospective value of the assets, if any, that collateralizes the loans in which we invest, is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases. In some of our transactions the company’s fundings may be derived from a borrowing base determined by the value of the company’s assets.

Strong Competitive Position in Industry.    We seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We seek companies that demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Diversified Customer and Supplier Base.    We seek to invest in businesses that have a diversified customer and supplier base. We believe that companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Exit Strategy.    We predominantly invest in companies which provide multiple alternatives for an eventual exit. We look for opportunities that provide an exit typically within three years of the initial capital commitment.

We generally seek companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We believe that such internally generated cash flow, leading to the payment of our interest, and the repayment of our principal, represent a key means by which we will be able to exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. We underwrite our investments on a held-to-maturity basis, but expensive capital is often repaid prior to stated maturity.

Experienced and Committed Management.    We generally require that portfolio companies have an experienced management team. We also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

Strong Sponsorship.    We generally aim to invest alongside other sophisticated investors. We typically seek to partner with successful financial sponsors who have historically generated high returns. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence.

Solar Capital’s investment team works in concert with sponsors to proactively manage investment opportunities by acting as a partner throughout the investment process. We actively focus on the middle-market financial sponsor community, with a particular focus on the upper-end of the middle-market (sponsors with equity funds of $800 million to $3 billion). We favor such sponsors because they typically:

•	buy larger companies with strong business franchises;

•	invest significant amounts of equity in their portfolio companies;

•	value flexibility and creativity in structuring their transactions;

•	possess longer track records over multiple investment funds;

•	have a deeper management bench;

•	have better ability to withstand downturns; and

•	possess the ability to support portfolio companies with additional capital.

We divide our coverage of these sponsors among our more senior investment professionals, who are responsible for day-to-day interaction with financial sponsors. Our coverage approach aims to act proactively, consider all investments in the capital structure, provide quick feedback, deliver on commitments, and are constructive throughout the life cycle of an investment.

Due Diligence

Our “private equity” approach to credit investing typically incorporates extensive in-depth due diligence often alongside the private equity sponsor. In conducting due diligence, we will use publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers. We believe that our due diligence methodology allows us to screen a high volume of potential investment opportunities on a consistent and thorough basis.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	review and valuation of assets;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	on-site visits;

•	discussions with management, employees, customers or vendors of the potential portfolio company;

•	review of senior loan documents; and

•	background investigations.

We also expect to evaluate the private equity sponsor making the investment. Further, due to Solar Capital Partners’ considerable repeat business with sponsors, we have direct experience with the management teams of many sponsors. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The equity sponsor is evaluated along several key criteria, including:

•	investment track record;

•	industry experience;

•	capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	reference checks.

Throughout the due diligence process, a deal team is in constant dialogue with the management team of the company in which we are considering to invest to ensure that any concerns are addressed as early as possible through the process and that unsuitable investments are filtered out before considerable time has been invested.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to Solar Capital Partners’ investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

The Investment Committee

All new investments are required to be approved by a consensus of the investment committee of Solar Capital Partners, which is led by Messrs. Gross and Spohler. The members of Solar Capital Partners’ investment committee receive no compensation from us. Such members may be employees or partners of Solar Capital Partners and may receive compensation or profit distributions from Solar Capital Partners.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We invest in portfolio companies primarily in the form of senior secured loans, stretch-senior loans, unitranche loans and to a lesser extent mezzanine investments. With respect to our senior secured loans, we seek to obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

We structure our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed or floating interest rates that provide us with significant current interest income. These loans typically have interest-only payments in the early years, with amortization of principal, if any, deferred to the later years of the mezzanine loans. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower.

Typically, our senior secured, unitranche and mezzanine loans have final maturities of five to ten years. However, we expect that our portfolio companies often may repay these loans early, generally within three to four years from the date of initial investment. To preserve an acceptable return on investment, we seek to structure these loans with prepayment premiums.

In the case of our senior secured, unitranche and mezzanine loan investments, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior or fulcrum position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential capital appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights. In addition, we may from time to time make direct equity investments in portfolio companies.

We generally seek to hold most of our investments to maturity or repayment, but will sell our investments earlier, including if a liquidity event takes place such as the sale or recapitalization of a portfolio company.

Ongoing Relationships with Portfolio Companies

Solar Capital Partners monitors our portfolio companies on an ongoing basis. Solar Capital Partners monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Solar Capital Partners has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other Solar Capital portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, Solar Capital Partners also uses an investment rating system to characterize and monitor our expected level of returns on each investment in our portfolio.

We use an investment rating scale of 1 to 4. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk factors are generally favorable (including a potential exit)

2

Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk factors are neutral to favorable; all new investments are initially assessed a grade of 2

3	The portfolio company is performing below expectations, may be out of compliance with debt covenants, and requires procedures for closer monitoring

4	The investment is performing well below expectations and is not anticipated to be repaid in full

Solar Capital Partners monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. As of March 31, 2018 and December 31, 2017, 2016 and, 2015, the weighted average investment rating on the fair market value of our portfolio was a 2. In connection with our valuation process, Solar Capital Partners reviews these investment ratings on a quarterly basis.

Valuation Procedures

We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Under procedures established by our board of directors (the “Board”), we value investments, including certain senior secured debt, subordinated debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we may utilize independent third-party valuation firms to assist us in determining the fair value of material assets. Accordingly, such investments go through our multi-step valuation process as described below. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations. Debt investments with maturities of 60 days or less shall each be valued at cost plus accreted discount, or minus amortized premium, which is expected to approximate fair value, unless such valuation, in the judgment of Solar Capital Partners, does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board. Such determination of fair values involves subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of Solar Capital Partners responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of Solar Capital Partners;

(3)	independent valuation firms engaged by our Board conduct independent appraisals and review Solar Capital Partners’s preliminary valuations and make their own independent assessment for all material assets;

(4)	the audit committee of the Board reviews the preliminary valuation of Solar Capital Partners and that of the independent valuation firm, if any, and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of Solar Capital Partners, the respective independent valuation firm, if any, and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. However, in accordance with ASC 820-10, certain investments that qualify as investment companies in accordance with ASC 946, may be valued using net asset value as a practical expedient for fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation approaches to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the three months ended March 31, 2018, there has been no change to the Company’s valuation techniques and the nature of the related inputs considered in the valuation process.

Accounting Standards Codification (“ASC”) Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The exercise of judgment is based in part on our knowledge of the asset class and our prior experience.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

Competition

Our primary competitors provide financing to middle-market companies and include other business development companies, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. While many middle-market companies were previously able to raise senior debt financing through traditional large financial institutions, we believe this approach to financing will become more difficult as implementation of U.S. and international financial reforms limits the capacity of large financial institutions to hold non-investment grade leveraged loans on their balance sheets. We believe that many of these financial institutions have de-emphasized their service and product offerings to middle-market companies in particular.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We use the industry information available to Messrs. Gross and Spohler and the other investment professionals of Solar Capital Partners to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we believe that the relationships of Messrs. Gross and Spohler and the other investment professionals of our investment adviser enable us to learn about, and compete effectively for, financing opportunities with attractive leveraged companies in the industries in which we seek to invest.

Staffing

We do not currently have any employees. Mr. Gross, our Chairman and Chief Executive Officer, and Mr. Spohler, our Chief Operating Officer and board member, are managing members and senior investment professionals of, and have financial and controlling interests in, Solar Capital Partners. In addition, Mr. Peteka, our Chief Financial Officer, Treasurer and Corporate Secretary serves as the Chief Financial Officer for Solar Capital Partners. Guy Talarico, our Chief Compliance Officer, is the Chief Executive Officer of Alaric Compliance Services, LLC, and performs his functions as our Chief Compliance Officer under the terms of an agreement between Solar Capital Management and Alaric Compliance Services, LLC. Solar Capital Management has retained Mr. Talarico and Alaric Compliance Services, LLC pursuant to its obligations under our Administration Agreement.

Our day-to-day investment operations are managed by Solar Capital Partners. Based upon its needs, Solar Capital Partners may hire additional investment professionals. In addition, we will reimburse Solar Capital Management for the allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, and the allocable portion of the cost of the company’s chief compliance officer and chief financial officer and their respective staffs.

Properties

Our executive offices are located at 500 Park Avenue, New York, New York 10022, and are provided by Solar Capital Management in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

We and our subsidiaries are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or our subsidiaries. From time to time, we and our subsidiaries may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2018 for each portfolio company in which we had a debt or equity investment. The general terms of our debt and equity investments are described in “Business — Investments.” Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance we may provide upon request and the board observer or participation rights we may receive in connection with our investment. All information required by Item 8.6 of Form N-2 is reflected in the table below except for the amount, terms and value of investments, which are listed in the schedule of investments included in our consolidated financial statements for the quarter ended March 31, 2018, which are included in this prospectus.

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

AccentCare, Inc. 17855 Dallas Parkway #200 Dallas, TX 75287	Healthcare Providers & Services	Senior secured loan

Aegis Toxicology Sciences Corporation 515 Great Circle Road Nashville, TN 37228	Healthcare Providers & Services	Senior secured loan

Althoff Crane Service, Inc. 222 E. Lincoln Street Tyler, MN 56178	Commercial Services & Supplies	Equipment financing

Alimera Sciences, Inc. 6120 Windward Parkway, Suite 290 Alpharetta, GA 30005	Pharmaceuticals	Senior secured loan

American Teleconferencing Services, Ltd. (PGI) 3280 Peachtree Road NE, Suite 1000 Atlanta, GA 30305	Communications Equipment	Senior secured loan

Amerilife Group, LLC 2650 McCormick Drive Clearwater, FL 33759	Insurance	Senior secured loan

Ark Real Estate Partners LP 505 Park Ave., 21st Floor New York, NY 10022	Diversified Real Estate Activities	Partnership interest	26%

Ark Real Estate Partners II LP 505 Park Ave., 21st Floor New York, NY 10022	Diversified Real Estate Activities	Partnership interest	26%

aTyr Pharma, Inc 3545 John Hopkins Court, Suite 250 San Diego, CA 92121	Pharmaceuticals	Senior secured loan, warrants	<1%

Axcella Health Inc. 840 Memorial Drive, Third Floor Cambridge, MA 02139	Pharmaceuticals	Senior secured loan

B Riley Financial Inc. 21860 Burbank Blvd. Suite 300 South Woodland Hills, CA 91367	Research & Consulting Services	Common stock	2%

BB578, LLC 12078 University City Blvd Harrisburg, NC 28075	Media	Equipment financing

Beverly Hills Limo and Corporate Coach, Inc. 1010 Nepperham Ave. Yonkers, NY 10703	Road & Rail	Equipment financing

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

Bishop Lifting Products, Inc. 899 Airport Park Road, Suite D Glen Burnie, MD 21061	Trading Companies & Distributors	Senior secured loan

Blackhawk Mining, LLC 4189 Collins Highway Pikeville, KY 41501	Oil, Gas & Consumable Fuels	Equipment financing

Blue Star Materials II, LLC 1300 S. State Highway 101 Chico, TX 76431	Construction Materials	Equipment financing

Breathe Technologies, Inc. 175 Technology Drive, Suite 100 Irvine, CA 92618	Health Care Equipment & Supplies	Senior secured loan

CardioDx, Inc. 600 Saginaw Drive Redwood City, CA 94063	Health Care Providers & Services	Senior secured loan, warrants	<1%

CardioFocus, Inc. 500 Nickerson Road, Suite 500-200 Marlborough, MA 01752	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Cardiva Medical, Inc. 888 W. Maude Avenue Sunnyvale, CA 94085	Health Care Equipment & Supplies	Senior secured loan

Carl R. Bieber, Inc. 320 Fair Street Kutztown, PA 19530	Hotels, Restaurants & Leisure	Equipment financing

CAS Medical Systems, Inc. 44 East Industrial Road Branford, CT 06405	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Central Freight Lines, Inc. 5601 W. Waco Drive Waco, TX 76710	Road & Rail	Equipment financing

Cfactor Leasing Corp. & CZM USA, Corp. 145 East Industrial Blvd Pembroke, GA 31321	Machinery	Equipment financing

Champion Air, LLC 1675 Dale Earnhardt Highway #3 Mooresville, NC 28115	Airlines	Equipment financing

Cianna Medical, Inc. 6 Journey, Suite 125 Aliso Viejo, CA 92656	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Claret Medical, Inc. 1745 Copperhill Parkway, Suite 1 Santa Rosa, CA 95403	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Clinical Ink, Inc. 525 Vine Street, Suite 130 Winston-Salem, NC 27101	Health Care Technology	Senior secured loan

Conventus Orthopaedics, Inc. 10200 73rd Avenue North Suite 122 Maple Grove, MN 55369	Health Care Equipment & Supplies	Warrants	<1%

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

Corindus Vascular Robotics, Inc. 309 Waverly Oaks Road, Suite 105 Waltham, MA 02452	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Crystal Financial LLC Two International Place 17th Floor Boston, MA 02110	Diversified Financial Services	Common equity	100%

Datto, Inc. 101 Merrit 7 Norwalk, CT 06851	IT Services	Senior secured loan

Delphinus Medical Technologies, Inc. 46701 Commerce Center Drive Plymouth, MI 48170	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

DISA Holdings Acquisition Subsidiary Corp. 12600 Northborough Drive, Ste. 300 Houston, TX 77067	Professional Services	Senior secured loan

Empower Payments Acquisition, Inc. (RevSpring) 38705 Seven Mile Road, Suite 450 Livonia, MI 48152	Professional Services	Senior secured loan

Essence Group Holdings Corporation (Lumeris) 13900 Riverport Drive St. Louis, MO 63043	Health Care Technology	Warrants	<1%

Falmouth Group Holdings Corp. (AMPAC) 3883 Howard Hughes Parkway Suite 700 Las Vegas, NV 89169	Chemicals	Senior secured loan

Family First Freight, LLC 1191 East Blue Lick Road Shepherdsville, KY 40165	Road & Rail	Equipment financing

Garda CL Technical Services, Inc. 200 Corporate Blvd NW Boca Raton, FL 33431	Commercial Services & Supplies	Equipment financing

Georgia Jet, Inc. 530 Briscoe Blvd. Lawrenceville, GA 30045	Airlines	Equipment financing

Global Tel*Link Corporation 12021 Sunset Hills Road, Suite 100 Reston, VA 20190	Communications Equipment	Senior secured loans

Great Plains Gas Compression Holdings, LLC 210 East 1st Street Hugoton, KS 67951	Oil, Gas & Consumable Fuels	Equipment financing

Greystone Select Holdings LLC & Greystone & Co., Inc. 152 West 57th Street, 60th Floor New York, NY 10019	Thrifts & Mortgage Finance	Senior secured loan

Haljoe Coaches USA, LLC 2563 208th Street Lake City, FL 32024	Road & Rail	Equipment financing

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

Hawkeye Contracting Company, LLC 4189 Collins Highway Pikeville, KY 41501	Oil, Gas & Consumable Fuels	Equipment financing

IHS Intermediate, Inc. 1700 East Golf Road Suite 900 Schaumburg, IL 60173	Health Care Providers & Services	Senior secured loan

K2 Pure Solutions NoCal, L.P. 950 Loveridge Road Pittsburg, CA 94565	Chemicals	Senior secured loan

Knight Transfer Services, Inc. & Dumpstr Xpress, Inc. 3251 88th Avenue Zeeland, MI 49464	Commercial Services & Supplies	Equipment financing

Kool Pak, LLC 4550 Kruse way Lake Oswego, OR 97035	Road & Rail	Equipment financing

KORE Wireless Group, Inc. 3700 Mansell Road, Suite 250 Alpharetta, GA 30022	Wireless Telecommunication Services	Senior secured loan

Logicorp Enterprises, LLC 3101 W. Military Hwy Mcallen, TX 78503	Road & Rail	Equipment financing

Lumeris Solutions Company, LLC 13900 Riverport Drive St. Louis, MO 63043	Health Care Technology	Senior secured loan

Marcal Manufacturing, LLC dba Soundview Paper Company, LLC 1 Market Street Elmwood Park, NJ 07407	Paper & Forest Products	Equipment financing

Meridian Consulting I Corp, Inc. 165 Western Road Kearny, NJ 07032	Hotels, Restaurants & Leisure	Equipment financing

Mountain Air Helicopters, Inc. 14 Elaine Dr. Los Lunas, NM 87031	Commercial Services & Supplies	Equipment financing

MRI Software LLC 28925 Foundation Parkway Solon, OH 44139	Software	Senior secured loan

Nabsys 2.0 LLC 60 Clifford Street Providence, RI 02903	Life Sciences Tools & Services	Senior secured loan

NEF Holdings, LLC 501 Merritt Seven, 6th Floor Norwalk, CT 06851	Multi-sector Holdings	Equity interests	100%

OKK Equipment, LLC 20160 W. 191st Street Spring Hill, KS 66083	Commercial Services & Supplies	Equipment financing

On Location Events, LLC & PrimeSport Holdings Inc. 805 Third Avenue, 31st Floor New York, NY 10022	Media	Senior secured loan

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

PhyMed Management LLC 110 29th Avenue North, Suite 301 Nashville, TN 37203	Health Care Providers & Services	Senior secured loan

PQ Bypass, Inc. 269 North Mathilda Avenue Sunnyvale, CA 94086	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

PSKW, LLC & PDR, LLC 200 Jefferson Park Whippany, NJ 07981	Health Care Providers & Services	Senior secured loan

Radiology Partners, Inc. 2102 E. El Segundo Blvd Suite 401 El Segundo, CA 90245	Health Care Providers & Services	Senior secured loan

Rapid Micro Biosystems, Inc. 1001 Pawtucket Blvd. West Lowell, MA 01854	Life Sciences Tools & Services	Senior secured loan

Reston Limousine & Travel Service, Inc. 45685 Elmwood Court Sterling, VA 20166	Road & Rail	Equipment financing

Rossco Crane & Rigging, Inc. 410 74th Street, SE Minot, ND 58701	Commercial Services & Supplies	Equipment financing

Royal Coach Lines, Inc. 1010 Nepperham Ave. Yonkers, NY 10703	Road & Rail	Equipment financing

RD Holdco Inc. (Rug Doctor LLC) 4701 Old Shepard Place Plano, TX 75093	Diversified Consumer Services	Senior secured loan, common stock, class b common stock, common stock warrants	26%

RVR Air Charter, LLC & RVR Aviation, LLC 150 Aviation Way Fort Worth, TX 76106	Airlines	Equipment financing

Salient Partners, L.P. 4265 San Felipe Street, 8th Floor Houston, TX 77027	Asset management	Senior secured loan

Santek Environmental, LLC 207 Sanitary Drive Dayton, TN 37321	Commercial Services & Supplies	Equipment financing

Santek Environmental of Alabama, LLC 650 25th Street, NW Cleveland, TN 37311	Commercial Services & Supplies	Equipment financing

scPharmaceuticals, Inc. 131 Hartwell Avenue, Suite 215 Lexington, MA 02421	Pharmaceuticals	Senior secured loan

Scynexis, Inc. 101 Hudson Street, Suite 3610 Jersey City, NY 07302	Pharmaceuticals	Senior secured loan, warrants	<1%

Senior Secured Unitranche Loan Program LLC 500 Park Avenue New York, NY 10022	Asset Management	Equity interest	88%

Senior Secured Unitranche Loan Program II LLC 500 Park Avenue New York, NY 10022	Asset Management	Equity interest	81%

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

SentreHeart, Inc. 300 Saginaw Drive Redwood City, CA 94063	Health Care Equipment & Supplies	Senior secured loan, warrants	<1%

Sidelines Tree Service LLC 1090 Gregg Station Road Oakdale, PA 15071	Diversified Consumer Services	Equipment financing

SOAGG, LLC 500 Park Avenue New York, NY 10022	Aerospace & Defense	Preferred stock	100%

SOINT, LLC 500 Park Avenue New York, NY 10022	Aerospace & Defense	Preferred stock	100%

South Texas Oilfield Solutions, LLC 411 N. Flournoy, Suite 102 Alice, TX 78332	Energy Equipment & Services	Equipment financing

Southern Auto Finance Company 6700 North Andrews Avenue, Suite 500 Fort Lauderdale, FL 33309	Consumer Finance	Senior secured loan

Southern Nevada Oral & Maxillofacial Surgery, LLC 2500 W. Sahara Avenue Las Vegas, NV 89102	Health Care Providers & Services	Equipment financing

Southwest Traders, Inc. 2711 Diaz Road Temecula, CA 92590	Road & Rail	Equipment financing

ST Coaches, LLC 1302 S 8th Street Leesburg, FL 34748	Road & Rail	Equipment financing

Star Coaches Inc. 2051 Marietta Road Atlanta, GA 30318	Road & Rail	Equipment Financing

Sturgeon Services International Inc. 905 South Boulevard East Rochester Hills, MI 48307	Energy Equipment & Services	Equipment financing

Sunesis Pharmaceuticals, Inc. 395 Oyster Point Boulevard, Suite 400 South San Francisco, CA 94080	Pharmaceuticals	Senior secured loan, warrants	<1%

Sun-Tech Leasing of Texas, L.P. 7200 Midway Road Fort Worth, TX 76118	Road & Rail	Equipment financing

Superior Transportation, Inc. 1940 Hanahan Road North Charleston, SC 29405	Road & Rail	Equipment financing

The Smedley Company & Smedley Services, Inc. 40 Flax Mill Road Branford, CT 06405	Commercial Services & Supplies	Equipment financing

The Octave Music Group, Inc. (fka TouchTunes Interactive Networks, Inc.) 850 3rd Avenue, #15 New York, NY 10022	Media	Senior secured loan

Name and Address of Portfolio Company:	Industry	Type of Investment	% of Class Held

Tornado Bus Company 8630 E R L Thornton Fwy Dallas, TX 75228	Road & Rail	Equipment financing

Trevi Therapeutics, Inc. 195 Church Street, 14th Floor New Haven, CT 06510	Pharmaceuticals	Senior secured loan

Up Trucking Services, LLC 1100 E Double E Drive Hidalgo, TX 78557	Road & Rail	Equipment financing

Vapotherm, Inc. 22 Industrial Drive Exeter, NH 03833	Health Care Equipment & Supplies	Senior secured loan

Varilease Finance, Inc. 6340 South 3000 East , Suite 400 Salt Lake City, UT 84121	Multi-Sector Holdings	Senior secured loan

Waste Services of Tennessee, LLC 650 25th Street, Nw Cleveland, TN 37311	Commercial Services & Supplies	Equipment financing

Waste Services of Texas, LLC 651 25th Street, Nw Cleveland, TN 37311	Commercial Services & Supplies	Equipment financing

WJV658, LLC 1815 NW 51 Place Ft. Lauderdale, FL 33309	Airlines	Equipment financing

W.P.M., Inc., WPM-Southern, LLC, WPM Construction Services, Inc. 8127 Industrial Park Drive Grand Blanc, MI 48439	Construction & Engineering	Equipment financing

To maintain our status as a BDC, we must invest a sufficient portion of our assets in “qualifying assets.” Specifically, qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. In addition, if we fail to invest a sufficient portion of our assets in qualifying assets, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act. As of March 31, 2018, 29.8% of our total assets constituted non-qualifying assets, on a fair value basis.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of March 31, 2018.

Crystal Financial LLC

Crystal Financial LLC is an independent commercial finance company that provides primarily senior secured loans for both asset-based and cash flow financings to middle-market companies. Its team of experienced, responsive professionals has underwritten, closed and managed more than $20 billion in secured debt commitments across a wide range of industries. As of March 31, 2018, Crystal Financial LLC had 27 funded commitments to 24 different issuers with a total par value of approximately $350.3 million on total assets of $413.3 million. Crystal’s competitors include other specialty finance companies and small banks. As with any lender, Crystal is exposed to interest rate risk, which it mitigates by issuing loans with floating rates.

NEF Holdings, LLC

On July 31, 2017, the Company completed the acquisition of NEF Holdings, which conducts its business through its wholly-owned subsidiary Nations Equipment Finance, LLC. NEF Holdings is an independent equipment finance company that provides senior secured loans and leases primarily to U.S. based companies. The Company invested $209.9 million in cash to effect the transaction, of which $145.0 million was invested in the equity of NEF Holdings through our wholly-owned consolidated taxable subsidiary NEFCORP LLC and our wholly-owned consolidated subsidiary NEFPASS LLC and $64.9 million was used to purchase certain leases and loans held by NEF Holdings through NEFPASS LLC. At July 31, 2017, NEF Holdings also had two securitizations outstanding, with an issued note balance of $94.6 million. As of March 31, 2018, NEF Holdings had 209 funded equipment-backed leases and loans to 91 different customers with a total net investment in leases and loans of approximately $214.4 million on total assets of $266.9 million. As of March 31, 2018, the largest position outstanding totaled $27.1 million. For the same period, the average exposure per customer was $2.4 million.

Senior Secured Unitranche Loan Program LLC

On September 2, 2014, the Company entered into a limited liability company agreement with an affiliate (the “Investor”) of a fund managed by Pacific Investment Management Company LLC (“PIMCO”). Initial funding commitments to the unitranche strategy total $600 million, consisting of direct equity investments and co-investment commitments as described below. The joint venture vehicle, structured as an unconsolidated Delaware limited liability company, invests in middle market senior secured unitranche loans sourced by the same origination platform used by the Company. The Company and the Investor initially made equity commitments to the SSLP of $300.0 million and $43.25 million, respectively. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and PIMCO (with approval from a representative of each required).

On October 15, 2015, the Company entered into an amended and restated limited liability company agreement for its SSLP to add Voya Investment Management LLC (“Voya”), part of Voya Financial, Inc. (NYSE: VOYA), as a partner in SSLP in place of the investor that was previously the Company’s partner in SSLP, though this investor may still co-invest up to $300 million of equity in unitranche loans alongside SSLP. This joint venture is expected to invest primarily in senior secured unitranche loans to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. In addition to the Company’s prior equity commitment of $300.0 million to SSLP, Voya has made an initial equity commitment of $25.0 million to SSLP, with the ability to upsize.

On November 2, 2015, the Company assigned $125.0 million of its $300.0 million commitment to SSLP to SSLP II, a Delaware limited liability company.

On November 25, 2015, SSLP commenced operations. On June 30, 2016, SSLP as transferor and SSLP 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP, as borrower entered into a $200 million senior secured revolving credit facility (the “SSLP Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP Facility. The SSLP Facility is scheduled to mature on June 30, 2021. The SSLP Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP and SSLP 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP Facility also includes usual and customary events of default for credit facilities of this nature. The Company, along with Voya, controls the funding of SSLP and SSLP may not call the unfunded commitments without approval of both the Company and Voya.

MANAGEMENT

Our board of directors oversees our management. The board of directors currently consists of five members, three of whom are not “interested persons” of Solar Capital Ltd. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The board of directors has also established an audit committee and a nominating and corporate governance committee and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Director
Michael S. Gross	56	Chief Executive Officer, President and Chairman of the Board of Directors	2007	2018
Bruce Spohler	57	Chief Operating Officer and Director	2009	2020

Independent Directors
Steven Hochberg	56	Director	2007	2020
David S. Wachter	54	Director	2007	2019
Leonard A. Potter	56	Director	2009	2018

The address for each of our directors is 500 Park Avenue, New York, New York 10022.

Executive Officers Who Are Not Directors

Name	Age	Position
Richard L. Peteka	56	Chief Financial Officer, Treasurer and Secretary
Guy Talarico	62	Chief Compliance Officer

The address for each of our executive officers is 500 Park Avenue, New York, New York 10022.

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of Solar Capital, is able to work with the other members of the board of directors and contribute to the success of Solar Capital and can represent the long-term interests of Solar Capital’s stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the date of this prospectus, that such individual should serve as a director of Solar Capital, in light of Solar Capital’s business and structure.

Interested Directors

Michael S. Gross was the managing member, the chairman of the board of directors and the chief executive officer of Solar Capital LLC since its inception in February 2007, and has been the chairman of the board of directors since December 2007, and chief executive officer and president since November 2007, of Solar Capital Ltd. Mr. Gross also currently serves as a managing member of our investment adviser, Solar Capital Partners. In addition, Mr. Gross has served as chairman of the board of directors, chief executive officer and president of Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners, since its inception in December 2010.

From July 2006 through approximately the first quarter of 2009, Mr. Gross was a partner in Magnetar Capital Partners, LP. Between February 2004 and February 2006, Mr. Gross was the president and chief executive officer of Apollo Investment Corporation, a publicly traded BDC that he founded and on whose board of directors and investment committee he served as chairman from February 2004 to July 2006, and was the managing partner of Apollo Investment Management, L.P., the investment adviser to Apollo Investment Corporation. Apollo Investment Corporation invests primarily in middle-market companies in the form of senior secured and mezzanine loans as well as by making direct equity investments in such companies. Under his management, Apollo Investment Corporation raised approximately $930 million in gross proceeds in an initial public offering in April 2004 and invested approximately $2.3 billion in over 65 companies in conjunction with 50 different private equity sponsors. From 1990 to February 2006, Mr. Gross was a senior partner at Apollo Management, L.P., a leading private equity firm which he founded in 1990 with five other persons. Since its inception, Apollo Management, L.P. has invested more than $13 billion in over 150 companies in the United States and Western Europe. During his tenure at Apollo Management, L.P., Mr. Gross was a member of an investment committee that was responsible for overseeing such investments. In addition, from 2003 to February 2006, Mr. Gross was the managing partner of Apollo Distressed Investment Fund, an investment fund he founded to invest principally in non-control oriented distressed debt and other investment securities of leveraged companies.

Mr. Gross currently serves as the chairman of the board of directors of Global Ship Lease Inc. From 1992 to 2013, Mr. Gross served on the board of directors of Saks, Inc., from 2007 to 2016, he served on the board of directors of Jarden Corporation, and from 1999 to 2008, he served on the board of directors of United Rentals, Inc., and in the past has served on the boards of directors, including in certain cases, in the capacity as a lead director, of more than 20 public and private companies. He is a founding member, and serves on the executive committee, of the Youth Renewal Fund, is the chairman of the board of Mt. Sinai Children’s Center Foundation, and serves on the Board of Directors of New York Road Runners. He also serves as a member of the Kellogg Global Advisory Board and the Ross School Advisory Board at the University of Michigan. Mr. Gross holds a B.B.A. in accounting from the University of Michigan and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Gross’ intimate knowledge of the business and operations of Solar Capital Partners, extensive familiarity with the financial industry and the investment management process in particular, and experience as a director of other public and private companies not only gives the board of directors valuable insight but also positions him well to continue to serve as the chairman of our board of directors.

Bruce Spohler was a senior vice president of Solar Capital LLC from its inception in February 2007, and has been a director since September 2009, and the chief operating officer since December 2007, of Solar Capital Ltd. Mr. Spohler also currently serves as a managing partner of our investment adviser, Solar Capital Partners. In addition, Mr. Spohler has served as chief operating officer and a member of the board of directors of Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners, since its inception in December 2010. Previously, Mr. Spohler was a managing director and a former co-head of U.S. Leveraged Finance for CIBC World Markets. He held numerous senior roles at CIBC World Markets, including serving on the U.S. Management Committee, Global Executive Committee and the Deals Committee, which approves all of CIBC World Markets’ U.S. corporate finance debt capital decisions. During his tenure, he was responsible for senior loan, high yield and mezzanine origination and execution, as well as CIBC World Markets’ below investment grade loan portfolio in the U.S. As a co-head of U.S. Leveraged Finance, he oversaw over 300 capital raising and merger and acquisition transactions, comprising over $40 billion in market capitalization. Mr. Spohler earned a B.S. from Syracuse University and an M.M. from the J.L. Kellogg Graduate School of Management at Northwestern University. Mr. Spohler’s depth of experience in managerial positions in investment management, leveraged finance and financial services, as well as his intimate knowledge of Solar Capital’s business and operations, gives the board of directors valuable industry-specific knowledge and expertise on these and other matters.

Independent Directors

Steven Hochberg was a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital Ltd. since November 2007. Mr. Hochberg has been a partner at Deerfield Management, a healthcare investment firm, since 2013. Mr. Hochberg is the co-founder and manager of Ascent Biomedical Ventures, a venture capital firm focused on early stage investment development and of biomedical companies, since 2004. Since 2011, Mr. Hochberg had been the Chairman of the Board of Continuum Health Partners, one of the largest non-profit hospital systems in New York City, until its merger with Mount Sinai in 2013, where he is the Senior Vice Chairman of Mount Sinai Health System, a non-profit healthcare integrated delivery system in New York City. Mr. Hochberg serves on the Board of Directors of DFB Healthcare Acquisitions Corp., a newly organized special purchase acquisition company and a Director of the Cardiovascular Research Foundation, an organization focused on advancing new technologies and education in the field of cardiovascular medicine. Mr. Hochberg presently serves as a member of the board of directors of Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners. Mr. Hochberg holds a B.B.A. from the University of Michigan and an M.B.A. from Harvard Business School. Mr. Hochberg’s varied experience in investing in medical technology companies provides the board of directors with particular knowledge of this field, and his role as chairman of other companies’ board of directors brings the perspective of a knowledgeable corporate leader.

Leonard A. Potter has been a director of Solar Capital Ltd. since September 2009. Mr. Potter is currently the President and Chief Investment Officer of Wildcat Capital Management, LLC, a registered investment adviser, since 2011 and the Chief Executive Officer of Infinity Q Capital Management, LLC, also a registered investment adviser, since 2014. From August 2009 through August 2011, Mr. Potter served as the Chief Investment Officer of Salt Creek Hospitality, a private acquirer and owner of hospitality related assets. From December 2002 through July 2009, Mr. Potter was a Managing Director — Soros Private Equity at Soros Fund Management LLC (“SFM”) where, from May 2005 through July 2009, Mr. Potter served as co-head of the Private Equity group and a member of the Private Equity Investment Committee. Mr. Potter is currently a member of the board of directors of Hilton Grand Vacations Inc. since 2017 and GSV Capital Corp., a publicly-traded BDC since 2011, and Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners; and has previously served as a board member of several public companies including Crumbs Bake Shop, Inc. from 2009 to 2014. Mr. Potter has a B.A. from Brandeis University and a J.D. from the Fordham University School of Law. Mr. Potter’s experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues. In addition, his tenure in private equity investments and service as a director of both public and private companies provide industry-specific knowledge and expertise to the board of directors.

David S. Wachter was a director of Solar Capital LLC from its inception in February 2007, and has been a director of Solar Capital Ltd. since November 2007. Mr. Wachter has been a founding partner, managing director and president of W Capital Partners, a private equity fund manager since 2001. In addition, Mr. Wachter presently serves as a member of the board of directors of Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners. Mr. Wachter has a B.S. in Engineering, with a major in Computer Science and Applied Mathematics, from Tufts University and an M.B.A. from New York University Graduate School of Business. Mr. Wachter’s extensive knowledge of private equity and investment banking provides the board of directors with the valuable insight of an experienced financial manager.

Executive Officers Who Are Not Directors

Richard L. Peteka has been the chief financial officer, treasurer and secretary of Solar Capital Ltd. since May 2012. In addition, Mr. Peteka has served as chief financial officer, treasurer and secretary of Solar Senior

Capital Ltd., a BDC managed by Solar Capital Partners, since May 2012. Mr. Peteka joined Solar Capital from Apollo Investment Corporation, a publicly-traded BDC, where he served from 2004 to 2012 as the Chief Financial Officer and Treasurer. Mr. Peteka holds a B.S. in Finance from The College at Old Westbury and an MBA in International Finance from St. John’s University.

Guy Talarico has been the chief compliance officer of Solar Capital Ltd. since July 2008. In addition, Mr. Talarico has served as chief compliance officer of Solar Senior Capital Ltd., a BDC managed by Solar Capital Partners, since its inception in December 2010. Mr. Talarico founded and has served as chief executive officer of Alaric Compliance Services, LLC, (successor to EOS Compliance Services LLC) since December 2005. Mr. Talarico has served and continues to serve as chief compliance officer for other BDCs, funds and/or investment advisers who are not affiliated with the Solar Capital entities. Mr. Talarico holds a B.S. ChE from Lehigh University, an M.B.A. from Fairleigh Dickinson University and a J.D. from New York Law School.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our board of directors annually determines each director’s independence. We do not consider a director independent unless the board of directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the board of directors, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. The board of directors limits membership on the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee to independent directors.

In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The board of directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Michael S. Gross, as a result of his positions as the Chief Executive Officer and President of the Company and a managing member of Solar Capital Partners, and Bruce Spohler, as a result of his position as Chief Operating Officer of the Company and a managing member of Solar Capital Partners.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to the business and affairs of Solar Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Solar Capital. Among other things, our board of directors approves the appointment of Solar Capital Partners, as our investment adviser, and officers, reviews and monitors the services and activities performed by Solar Capital Partners and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Solar Capital’s bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Solar Capital and its stockholders at such times.

Presently, Mr. Gross serves as the Chairman of our board of directors. Mr. Gross is an “interested person” of Solar Capital as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of Solar Capital, serves on the investment committee of Solar Capital Partners and is a managing member of Solar Capital Partners. We believe that Mr. Gross’ history with Solar Capital, familiarity with its investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of our board of directors. We believe that Solar Capital is best served through this existing leadership structure, as Mr. Gross’ relationship with Solar Capital Partners provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is Chairman of the board of directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee, which are comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Solar Capital’s needs.

Board’s Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its three standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee, the Nominating and Corporate Governance Committee, and the Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing Solar Capital’s accounting and financial reporting processes, Solar Capital’s systems of internal controls regarding finance and accounting, and audits of Solar Capital’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Compensation Committee’s risk oversight responsibilities include reviewing and recommending to our board of directors for approval the Investment Advisory and Management Agreement, between the Company and Solar Capital Partners and the Administration Agreement, between the Company and the Solar Capital Management, and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The board of directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Solar Capital and its service providers. The Chief Compliance Officer’s annual report addresses at a minimum (a) the operation of the compliance policies and procedures of Solar Capital and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% (or 150% if certain requirements are met) immediately after each time we incur indebtedness, we generally cannot invest in assets that are not “qualifying assets” unless at least 70% of our total assets consist of “qualifying assets” immediately prior to such investment, and we are not generally permitted to invest, subject to certain exceptions, in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board of directors roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that they continue to meet Solar Capital’s needs.

Committees of the Board of Directors

An Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee have been established by our board of directors. During 2017, our board of directors held five Board of Directors meetings, five Audit Committee meetings, two Nominating and Corporate Governance Committee meetings and one Compensation Committee meetings. During 2017, all directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board of directors and committee meetings as well as encourage attendance at each annual meeting of our stockholders. Two of our directors attended the 2017 annual meeting of stockholders in person.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.solarcapltd.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include selecting the independent registered public accounting firm for the Company, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing the Company’s annual financial statements and periodic filings and receiving the Company’s audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our board of directors regarding the valuation of our investments. The Audit Committee is responsible for aiding our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and the Audit Committee may utilize the services of nationally recognized third-party valuation firms to help determine the fair value of material assets. The Audit Committee is currently composed of Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of Solar Capital as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Hochberg serves as Chairman of the Audit Committee. Our board of directors has determined that Mr. Hochberg is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Hochberg meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.solarcapltd.com. The members of the Nominating and Corporate Governance Committee are Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Wachter serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee thereof, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee currently does not consider nominees recommended by our stockholders.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, Solar Capital and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Solar Capital;

•	are able to work with the other members of the board of directors and contribute to the success of Solar Capital;

•	can represent the long-term interests of Solar Capital’s stockholders as a whole; and

•	are selected such that the board of directors represents a range of backgrounds and experiences.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves the needs of Solar Capital and the interest of its stockholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at http://www.solarcapltd.com . The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for reviewing and recommending for approval to our board of directors the Investment Advisory and Management Agreement and the Administration Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding executive officer direct compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors with matters related to compensation generally. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Messrs. Hochberg, Wachter and Potter, all of whom are considered independent under the rules of the NASDAQ Stock Market and are not “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Potter serves as Chairman of the Compensation Committee.

Compensation of Directors

The following table sets forth compensation of Solar Capital’s directors, for the year ended December 31, 2017.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total
Interested Directors
Michael S. Gross	—	—	—	—
Bruce Spohler	—	—	—	—

Independent Directors
Steven Hochberg	$128,000	—	—	$128,000
David S. Wachter	$123,000	—	—	$123,000
Leonard A. Potter	$121,000	—	—	$121,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors. However, our independent directors have the option to receive all or a portion of the directors’ fees to which they would otherwise be entitled in the form of shares of our common stock issued at a price per share equal to the greater of our then current net asset value per share or the market price at the time of payment. No shares were issued to any of our independent directors in lieu of cash during 2017.

Our independent directors’ annual fee is $100,000. The independent directors also receive $2,500 ($1,500 if participating telephonically) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an annual fee of $7,500, the Chairman of the Nominating and Corporate Governance Committee receives an annual fee of $2,500, and the Chairman of the Compensation Committee receives an annual fee of $2,500. Further, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. In addition, no compensation was paid to directors who are interested persons of Solar Capital as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Solar Capital. As a result, we do not engage any compensation consultants. Mr. Gross, our Chief Executive Officer and President, and Mr. Spohler, our Chief Operating Officer, through their ownership interest in Solar Capital Partners, our investment adviser, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable by us to Solar Capital Partners under the terms of the Advisory Agreement, less expenses incurred by Solar Capital Partners in performing its services under the Advisory Agreement. Messrs. Gross and Spohler do not receive any additional compensation from Solar Capital Partners in connection with the management of our portfolio.

Mr. Peteka, our Chief Financial Officer, Treasurer and Secretary and, through Alaric Compliance Services, LLC, Guy Talarico, our Chief Compliance Officer, are paid by Solar Capital Management, our administrator, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to Solar Capital. To the extent that Solar Capital Management outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to Solar Capital Management.

Indemnification Agreements

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that Solar Capital shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Solar Capital Partners, and its investment committee, which is led by Messrs. Gross and Spohler. For more information regarding the business experience of Messrs. Gross and Spohler, see “Management — Board of Directors and Executive Officers — Interested Directors.” Solar Capital Partners’ investment committee must approve each new investment that we make. The members of Solar Capital Partners’ investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, will be entitled to a portion of any investment advisory fees paid by Solar Capital to Solar Capital Partners.

Investment Personnel

We consider Messrs. Gross and Spohler, who lead Solar Capital Partners’ investment committee, to be our portfolio managers.

In addition to managing our investments, our portfolio managers also currently manage the following entity:

Name	Entity	Investment Focus	Gross Assets
Solar Senior Capital Ltd.	BDC	Senior secured loans and other senior debt instruments	$542.6 million(1)

(1)	As of March 31, 2018.

The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers.

Name of Portfolio Manager	Dollar Range of Equity Securities in Solar Capital(1)(2)
Michael S. Gross	Over $1 million
Bruce Spohler	Over $1 million

(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000; $500,001 — $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $21.60 on May 22, 2018 on the NASDAQ Global Select Market.

Compensation

None of Solar Capital Partners’ investment professionals receive any direct compensation from us in connection with the management of our portfolio. Messrs. Gross and Spohler, through their financial interests in Solar Capital Partners, are entitled to a portion of any profits earned by Solar Capital Partners, which includes any fees payable to Solar Capital Partners under the terms of our Investment Advisory and Management Agreement, less expenses incurred by Solar Capital Partners in performing its services under our Investment Advisory and Management Agreement.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

Solar Capital Partners serves as our investment adviser. Solar Capital Partners is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Solar Capital. Under the terms of our Investment Advisory and Management Agreement, Solar Capital Partners:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with other investment advisory, research and related services as we may from time to time require.

Solar Capital Partners’ services under the Investment Advisory and Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For example, Solar Capital Partners presently serves as investment adviser to Solar Senior Capital Ltd., a publicly-traded BDC which focuses on investing primarily in senior secured loans, including first lien, unitranche and second lien debt instruments.

Management Fee

Pursuant to the Investment Advisory and Management Agreement, we have agreed to pay Solar Capital Partners a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets. Effective January 1, 2018, the annual rate for the base management fee changed from 2.00% to 1.75%. For services rendered under the Investment Advisory and Management Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters. For purposes of computing the base management fee, gross assets exclude temporary assets acquired at the end of each fiscal quarter for purposes of preserving investment flexibility in the next fiscal quarter. Temporary assets include, but are not limited to, U.S. treasury bills, other short-term U.S. government or government agency securities, repurchase agreements or cash borrowings.

The incentive fee has two parts, as follows: one is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Solar Capital Management, and any interest expense and dividend paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Solar Capital Partners an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Solar Capital Partners (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Solar Capital Partners).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to Solar Capital Partners

These calculations are appropriately pro-rated for any period of less than three months. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.0625%

Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)

= 100% × (2.0625% – 1.75%)

= 0.3125%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.3625%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3625% – 2.1875%))

= 0.4375% + (20% × 0.175%)

= 0.4375% + 0.035%

= 0.4725%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20%)

•	Year 3: None

$5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000

$6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2)

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $24 million

•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None

•	Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

•	Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2

•	Year 4: None

•	Year 5: None

$5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

(1)	As illustrated in Year 3 of Alternative 2 above, if Solar Capital were to be wound up on a date other than December 31 of any year, Solar Capital may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if Solar Capital had been wound up on December 31 of such year.

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Solar Capital Partners. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and public offerings;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either Solar Capital Management or us in connection with administering our business, including payments under the Administration Agreement based upon our allocable portion of overhead and other expenses incurred by Solar Capital Management in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our chief compliance officer and our chief financial officer and their respective staffs.

Duration and Termination

The Investment Advisory and Management Agreement, as amended, was approved by our board of directors on November 2, 2017. Unless earlier terminated as described below, the Investment Advisory and Management

Agreement will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of Solar Capital, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory and Management Agreement will automatically terminate in the event of its assignment. The Investment Advisory and Management Agreement may also be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Partners’ services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of Solar Capital.

Organization of the Investment Adviser

Solar Capital Partners is a Delaware limited liability company. The principal executive offices of Solar Capital Partners are located at 500 Park Avenue, New York, New York 10022.

Board Approval of the Investment Advisory and Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory and Management Agreement will be included in our first proxy statement or annual report on Form 10-K filed subsequent to any such board approval. The discussion of the most recent board approval of our Investment Advisory and Management Agreement is included in our proxy statement filed with the SEC in connection with our 2018 annual meeting of stockholders.

ADMINISTRATION AGREEMENT

Solar Capital Management, LLC, a Delaware limited liability company, serves as our administrator. The principal executive offices of Solar Capital Management are located at 500 Park Avenue, New York, New York 10022. Pursuant to an Administration Agreement, Solar Capital Management furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Solar Capital Management also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Solar Capital Management assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Solar Capital Management’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief compliance officer and our chief financial officer and their respective staff. Under the Administration Agreement, Solar Capital Management will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. Given that Solar Capital Management and Solar Capital Partners are under common control, Solar Capital Management uses the resources and personnel of Solar Capital Partners in connection with its provision of managerial assistance to our portfolio companies on our behalf. The Administration Agreement may be terminated by either party without penalty on 60 days’ written notice to the other party.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Solar Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management’s services under the Administration Agreement or otherwise as administrator for Solar Capital.

LICENSE AGREEMENT

We have entered into a license agreement with Solar Capital Partners pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” Under this agreement, we have a right to use the Solar Capital name for so long as the Investment Advisory and Management Agreement with our investment adviser is in effect. Other than with respect to this limited license, we will have no legal right to the “Solar Capital” name.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory and Management Agreement with Solar Capital Partners. Mr. Gross, our Chairman and Chief Executive Officer and Mr. Spohler, our Chief Operating Officer and board member, are the managing members and senior investment professionals of, and have financial and controlling interests in, Solar Capital Partners. In addition, Mr. Peteka, our Chief Financial Officer, Treasurer and Secretary, serves as the Chief Financial Officer for Solar Capital Partners.

Solar Capital Partners and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, Solar Capital Partners presently serves as investment adviser to Solar Senior, a publicly-traded BDC which focuses on investing primarily in senior secured loans, including first lien and second lien debt instruments. In addition, Michael S. Gross, our Chairman and Chief Executive Officer, Bruce Spohler, our Chief Operating Officer, and Richard L. Peteka, our Chief Financial Officer, serve in similar capacities for Solar Senior.

Solar Capital Partners and certain investment advisory affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Solar Capital Partners or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Solar Capital Partners’ allocation procedures. Related party transactions may occur among the Company and Crystal Financial LLC, SSLP, SSLP 2016-1, SSLP II, SSLP II 2016-1, LLC and NEF Holdings. These transactions may occur in the normal course of business. No administrative fees are paid to Solar Capital Partners by Crystal Financial LLC, SSLP, SSLP II or NEF Holdings. In addition, we have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

Regulatory restrictions limit our ability to invest in any portfolio company in which any affiliate currently has an investment. The Company obtained an exemptive order from the SEC on July 28, 2014 (the “Exemptive Order”). The Exemptive Order permitted us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is Solar Capital Partners, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the Exemptive Order. On June 13, 2017, the Company, Solar Senior Capital Ltd., and Solar Capital Partners received an exemptive order that supersedes the Exemptive Order (the “New Exemptive Order”) and extends the relief granted in the Exemptive Order such that it no longer applies to certain affiliates only if their respective investment adviser is Solar Capital Partners, but also applies to certain affiliates whose investment adviser is an investment adviser that controls, is controlled by or is under common control with Solar Capital Partners and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The terms and conditions of the New Exemptive Order are substantially similar to the Exemptive Order. We believe that it will be advantageous for us to co-invest with funds managed by Solar Capital Partners where such investment is consistent with the investment objectives, investment positions, investment policies, investment strategy, investment restrictions, regulatory requirements and other pertinent factors applicable to us.

We have entered into a license agreement with Solar Capital Partners, pursuant to which Solar Capital Partners has agreed to grant us a non-exclusive, royalty-free license to use the name “Solar Capital.” In addition, pursuant to the terms of the Administration Agreement, Solar Capital Management provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Solar Capital Partners is the sole member of and controls Solar Capital Management.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain ownership information as of May 22, 2018 with respect to Solar Capital Ltd.’s common stock for those persons who, directly or indirectly, own, control or hold with the power to vote, 5% or more of Solar Capital Ltd.’s common stock, and all officers and directors as a group.

Name	Type of Ownership	Shares Owned(1)	Percentage(2)

Wellington Management Company LLP(3)	Indirect	5,914,325	14.0%

Thornburg Investment Management Inc.(4)	Indirect	4,613,589	10.9%

Michael S. Gross(5)(6)	Direct and Indirect	2,425,878	5.7%

Bruce Spohler(5)	Direct and Indirect	2,214,484	5.2%

All executive officers and directors as a group (7 persons)(7)	Direct and Indirect	2,505,292	5.9%

(1)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of the beneficial owners of our common stock listed in this table.
(2)	Percentages are based on 42,260,826 shares of common stock outstanding as of May 22, 2018.
(3)	Based upon information contained in the Schedule 13G/A filed February 8, 2018 by Wellington Management Company, LLP. Such securities are held by certain investment vehicles controlled and/or managed by Wellington Management Company, LLP or its affiliates. The address for Wellington Management Company, LLP is 280 Congress Street, Boston, MA 02210.
(4)	Based upon information contained in the Schedule 13G/A filed February 1, 2018 by Thornburg Investment Management Inc. Such securities are held by certain investment vehicles controlled and/or managed by Thornburg Investment Management Inc. or its affiliates. The address for Thornburg Investment Management Inc. is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(5)	Includes 1,285,013 shares held by Solar Capital Investors, LLC and 715,000 shares held by Solar Capital Investors II, LLC, a portion of both of which may be deemed to be indirectly beneficially owned by Michael S. Gross, by Bruce Spohler and a grantor retained annuity trust (“GRAT”) setup by and for Mr. Gross by virtue of their ownership interest therein. Also includes 200,471 shares held by Solar Capital Partners Employee Stock Plan LLC, which is controlled by Solar Capital Partners, LLC. Mr. Gross and Mr. Spohler may be deemed to beneficially own the shares held by Solar Capital Partners Employee Stock Plan LLC by virtue of their collective ownership interest in Solar Capital Partners, LLC. Each of Mr. Gross and Mr. Spohler disclaim beneficial ownership of any shares of our common stock directly held by Solar Capital Partners Employee Stock Plan LLC, Solar Capital Investors, LLC or Solar Capital Investors II, LLC, except to the extent of their respective pecuniary interest therein.
(6)	Includes 39,500 shares directly held individually by Michael S. Gross’ profit sharing plan (the “Profit Sharing Plan”). Mr. Gross may be deemed to directly beneficially own these shares as the sole participant in the Profit Sharing Plan. Also includes 20,000 shares directly held by the GRAT setup by and for Michael S. Gross, which Mr. Gross may be deemed to directly beneficially own as the sole trustee of the GRAT.
(7)	The address for all officers and directors is 500 Park Avenue, New York, NY 10022.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of May 22, 2018.

Name of Director	Dollar Range of Equity Securities in Solar Capital(1)(2)
Interested Directors
Michael S. Gross	Over $100,000
Bruce Spohler	Over $100,000

Independent Directors
Steven Hochberg	Over $100,000
David S. Wachter	Over $100,000
Leonard A. Potter	Over $100,000

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $21.60 on May 22, 2018 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A BDC is regulated by the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by public stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly-traded stock while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of our outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a BDC, we are required to meet an asset coverage ratio, reflecting the value of our total assets to our total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

The SBCA modifies the asset coverage percentage from 200% to 150%. Under the SBCA, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when a quorum is present, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the SBCA allows the majority of our independent directors to approve an increase in our leverage capacity, and such approval would become effective on the one-year anniversary of such approval. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage.

The SBCA also instructs the SEC to issue rules or amendments to rules allowing BDCs to use the same securities offering and proxy rules that available to operating companies, including, among other things, allowing BDCs to incorporate by reference in registration statements filed with the SEC and allow certain BDCs to file shelf registration statements that are automatically effective and take advantage of other benefits available to Well-Known Seasoned Issuers; however, as of the date of this prospectus, we do not know when the rules relating to this legislation will become effective.

As a BDC, we were substantially limited in our ability to co-invest in privately negotiated transactions with affiliated funds until we obtained an exemptive order from the SEC on July 28, 2014 (the “Prior Exemptive Order”). The Exemptive Order permitted us to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser was Solar Capital Partners, in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, and pursuant to the conditions to the Prior Exemptive Order. On June 13, 2017, the Company, Solar Senior Capital Ltd., and Solar Capital Partners received an exemptive order that supersedes the Exemptive Order (the “New Exemptive

Order”) and extends the relief granted in the Exemptive Order such that it no longer applies to certain affiliates only if their respective investment adviser is Solar Capital Partners, but also applies to certain affiliates whose investment adviser is an investment adviser that controls, is controlled by or is under common control with Solar Capital Partners and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The terms and conditions of the Exemptive Order are otherwise substantially similar to the Prior Exemptive Order. If we are unable to rely on the Exemptive Order for a particular opportunity, such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

We are generally not able to issue and sell our common stock at a price below net asset value per share without shareholder approval. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. At our Annual Meeting of Stockholders on May 17, 2017, our stockholders approved a proposal authorizing us to sell up to 25% of our common stock at a price below our then-current asset value per share, subject to the approval by our board of directors for the offering. This authorization expires on the earlier of May 17, 2018 and the date of our 2018 Annual Meeting of Stockholders. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

We will be periodically examined by the SEC for compliance with the federal securities laws, including the 1940 Act.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC); and

(c) satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(2) Securities of any eligible portfolio company which we control, which, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

(7) Office furniture and equipment, interests in real estate and leasehold improvements and facilities maintained to conduct the business operations of the BDC, deferred organization and operating expenses, and other noninvestment assets necessary and appropriate to its operations as a BDC, including notes of indebtedness of directors, officers, employees, and general partners held by a BDC as payment for securities of such company issued in connection with an executive compensation plan described in Section 57(j) of the 1940 Act.

Under Section 55(b) of the 1940 Act, the value of a BDC’s assets shall be determined as of the date of the most recent financial statements filed by such company with the SEC pursuant to Section 13 of the 1934 Act, and shall be determined no less frequently than annually.

Significant Managerial Assistance to Portfolio Companies

As a BDC, we offer, and must provide upon request, significant managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may also receive fees for these services. Solar Capital Management provides such managerial assistance, if any, on our behalf to portfolio companies that request this assistance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality investment grade debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such repurchase agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain requirements are met) immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Code of Ethics

We and Solar Capital Partners have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1 (800) SEC-0330. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws. We are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and to designate a chief compliance officer to be responsible for their administration. Guy Talarico currently serves as our chief compliance officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and to obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. A summary of the Proxy Voting Policies and Procedures of our adviser are set forth below. The guidelines are reviewed periodically by the adviser and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Investment Advisers Act of 1940, Solar Capital Partners has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote securities held by its clients in a timely manner free of conflicts of interest. These policies and procedures for voting proxies for investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Our investment adviser votes proxies relating to our portfolio securities in the best interest of our stockholders. Solar Capital Partners reviews on a case-by-case basis each proposal submitted for a proxy vote to determine its impact on our investments. Although it generally votes against proposals that may have a negative impact on our investments, it may vote for such a proposal if there exists compelling long-term reasons to do so. The proxy voting decisions of our investment adviser are made by the senior investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, it requires that: (i) anyone involved in the decision making process disclose to a managing member of Solar Capital Partners any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Solar Capital Partners, LLC, 500 Park Avenue, New York, NY 10022.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We determine the net asset value of our investment portfolio each quarter by subtracting our total liabilities from the fair value of our total assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of Solar Capital Partners or our board of directors, does not represent fair value, shall each be valued in accordance with our valuation policy, which has been approved by our board of directors, as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our Adviser’s senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the board of directors will conduct independent appraisals and review management’s preliminary valuations and make their own assessment for all material assets; (iv) the Audit Committee reviews the valuation recommendation of the independent valuation firm, which is in part based on the preliminary valuation provided by the Adviser, and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and (v) the board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments;

•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and

•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;

•	securities whose trading has been suspended or for which market quotes are no longer available;

•	debt securities that have recently gone into default and for which there is no current market;

•	securities whose prices are stale;

•	securities affected by significant events; and

•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with future offering of shares of our common stock, to the extent we do not have stockholder approval to sell below NAV, our board of directors or an authorized committee thereof will be required to make a good faith determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and

•	the magnitude of the difference between (i) a value that our board of directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours excluding Sundays and holidays) net asset value of our common stock, which is based upon the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We may use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to our net asset value per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, NY 11219 or by phone at (800) 937-5449.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test under Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is an individual, corporation, trust or estate and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

As a BDC, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income and gains recognized, but not distributed, and on which we paid no U.S. federal income tax, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to maintain our qualification as a RIC for U.S. federal income tax purposes, we must, among other things:

•	at all times during each taxable year, have in effect an election to be treated as a BDC under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or currencies, or other income derived with respect to our business of investing in such stock, securities or currencies and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in (i) the securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) the securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) the securities of one or more “qualified publicly traded partnerships.”

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Because we may use debt financing, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the Annual Distribution Requirement. If we are unable to obtain cash from other sources or are otherwise limited in our ability to make distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor our transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth below in “Failure to Qualify as a Regulated Investment Company,” the remainder of this discussion assumes we will qualify for tax treatment as a RIC for each taxable year.

Taxation of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. Distributions of our net capital gains (that is, the excess of our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions of investment company taxable income that are reported by us as being derived from “qualified dividend income” will be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gain, provided that holding period and other requirements are met by both the stockholders and us. Dividends distributed by us will generally not be attributable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. For a summary of the tax rates applicable to capital gains, including capital gain dividends, see the discussion below.

Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of cash they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Although we currently intend to distribute realized net capital gains (i.e., net realized long-term capital gains in excess of net realized short-term capital losses), if any, at least annually, we may in the future decide to retain some or all of our net capital gains, but to designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level U.S. federal income tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit or refund equal to its allocable share of the corporate-level U.S. federal income tax we pay on the retained capital gain. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate U.S. stockholders on long-term capital gains, the amount of tax that non-corporate U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution. Such excess generally may be claimed as a credit or refund against the U.S. stockholder’s other U.S. federal income tax obligations. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder generally will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November, or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

You should consider the tax implications of buying common stock just prior to a distribution. Even if the price of the common stock includes the amount of the forthcoming distribution, and the distribution economically represents a return of your investment, you will be taxed upon receipt of the distribution and will not be entitled to offset the distribution against the tax basis in your common stock.

You may recognize taxable gain or loss if you sell or exchange your common stock. The amount of the gain or loss will be measured by the difference between your adjusted tax basis in your common stock and the amount of the proceeds you receive in exchange for such stock. Any gain or loss arising from the sale or exchange of our common stock (or, in the case of distributions in excess of the sum of our current and accumulated earnings and profits and your tax basis in the stock, treated as arising from the sale or exchange of our common stock) generally will be a capital gain or loss if the common stock is held as a capital asset. This capital gain or loss normally will be treated as a long-term capital gain or loss if you have held your common stock for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or exchange of common stock held for six months or less generally will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received, or treated as deemed distributed, with respect to such stock. For this purpose, certain special rules, including rules relating to periods when your risk of loss with respect to your common stock has been diminished, generally apply in determining the holding period of such stock. The ability to deduct capital losses may be subject to other limitations under the Code.

In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our common stock. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly or $125,000 in the case of married individuals filing separately) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Dividends distributed by us to corporate stockholders generally will not be eligible for the dividends-received deduction. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a report detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income, long-term capital gain and “qualified dividend income,” if any. In addition, the U.S. federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service. Distributions may also be subject to additional state, local, and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup withholding may apply to distributions on the common stock with respect to certain non-exempt U.S. stockholders. Such U.S. stockholders generally will be subject to backup withholding unless the U.S. stockholder provides its correct taxpayer identification number and certain other information, certified under penalties of perjury, to the dividend paying agent, or otherwise establishes an exemption from backup withholding. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability, provided the proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our investment company taxable income to stockholders that are non-U.S. stockholders will currently be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholders, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In that case, the distributions will be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. stockholders and we will not have to withhold U.S. federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their own tax advisors.

In addition, U.S. source withholding taxes are not imposed on distributions paid by us to the extent the distributions are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements.

Actual or deemed distributions of our net capital gains to a stockholder that is a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our stock may not be appropriate for a non-U.S. stockholder.

Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder, generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of cash that they would have received if they had elected to receive the distribution in cash, or the fair market value of the distributed shares if such shares have a fair market value equal to or greater than net asset value. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or the non-U.S. stockholder otherwise establishes an exemption from backup withholding.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends, and the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received after December 31, 2018. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a stockholder and the status of the intermediaries through which it hold its units, a stockholder could be subject to this 30% withholding tax with respect to distributions on our common stock and proceeds from the sale of our common stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

You are urged to consult your own tax advisor regarding the specific tax consequences of the purchase, ownership and sale of our common stock.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions would be taxable to our stockholders as dividends and, provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of non-corporate stockholders (and thus eligible for the current 20% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 5 years, unless we made a special election to pay corporate-level U.S. federal income tax on such built-in gain at the time of our requalification as a RIC.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2017 Annual Stockholders Meeting, our stockholders approved our ability to sell or otherwise issue shares of our common stock, not exceeding 25% of our then outstanding common stock immediately prior to each such offering, at a price or prices below the then current net asset value per share, in each case subject to the approval of our board of directors and compliance with the conditions set forth in the proxy statement pertaining thereto, during a period beginning on May 17, 2017 and expiring on the earlier of the one-year anniversary of the date of the 2017 Annual Stockholders Meeting and the date of our 2018 Annual Stockholders Meeting (the “Stockholder Approval”). However, notwithstanding the Stockholder Approval, since our IPO on February 9, 2010, we have not sold any shares of our common stock in an offering that resulted in proceeds to us of less than our then current net asset value per share. Any offering of our common stock that requires stockholder approval must occur, if at all, within one year after receiving such stockholder approval.

In order to sell shares of common stock pursuant to this authorization, no further authorization from our stockholders will need to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors will have to (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price which closely approximates the market value of those shares of common stock, less any distributing commission or discount.

Any offering of common stock below its net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders’ best interests, our board of directors will consider a variety of factors including:

•	the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

•	the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

•	the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	whether the estimated offering price would closely approximate the market value of shares of our common stock;

•	the potential market impact of being able to raise capital during the current financial market difficulties;

•	the nature of any new investors anticipated to acquire shares of our common stock in the offering;

•	the anticipated rate of return on and quality, type and availability of investments; and

•	the leverage available to us.

Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as the investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at a premium to net asset value per share.

We will not sell shares of our common stock under this prospectus or an accompanying prospectus supplement pursuant to the Stockholder Approval without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by any post-effective amendments, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by any post-effective amendments, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $23.00 and we have 37 million shares outstanding, the sale of 9.25 million shares at net proceeds to us of $11.50 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $24.00 on the then 46.25 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 5.15 million shares at net proceeds to us of $12.00 per share, which would produce dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

In addition, it should be noted that the maximum number of shares issuable below NAV per share that could result in such dilution is limited to 25% of our then outstanding common stock. As a result, the maximum amount of dilution to existing stockholders under the Stockholder Approval will be limited to no more than 20% of our then current NAV per share, assuming we were to issue the maximum number of shares at no more than par value, or $0.01 per share.

Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro-rata basis. See “Risk Factors — Risks Relating to an Investment in Our Securities — The net asset value per share of our common stock may be diluted if we issue or sell shares of our common stock at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.”

The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our current stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value), (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value), and (d) an offering of 7.5 million shares of common stock (25% of the outstanding shares) at $0.01 per share, the par value of our common stock (a 100% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. For example, if we issue 9,152,010 shares of our common stock (25% of the outstanding shares) at $0.01 per share, the par value of our common stock (a 100% discount from net asset value), then our net asset value per share following such offering will be $18.14, which will reflect a 20.00% decrease in net asset value per share to those stockholders who do not participate in this offering. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 100% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$22.68		$21.49		$19.10		$0.01
Net Proceeds per Share to Issuer		$21.55		$20.41		$18.14		$0.01
Decrease to Net Asset Value
Total Shares Outstanding	36,608,038	38,438,440	5.00%	40,268,842	10.00%	43,929,646	20.00%	45,760,048	25.00%
Net Asset Value per Share	$22.68	$22.63	(0.24)%	$22.47	(0.91)%	$21.92	(3.33)%	$18.15	(19.99)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	36,608	36,608	—%	36,608	—%	36,608	—%	36,608	—%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$830,270	$828,293	(0.24)%	$822,722	(0.91)%	$802,595	(3.33)%	$664,289	(19.99)%
Total Investment by Stockholder A (Assumed to be Current NAV per Share)	$830,270	$830,270		$830,270		$830,270		$830,270

Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,977)		$(7,548)		$(27,676)		$(165,981)
Investment per Share Held by Stockholder A (Assumed to be NAV per Share on Shares Held Prior to Sale)	$22.68	$22.68		$22.68		$22.68		$22.68
Net Asset Value per Share Held by Stockholder A		$22.63		$22.47		$21.92		$18.15

Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.05)		$(0.21)		$(0.76)		$(4.53)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%		(19.99)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e. 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$19.10		$19.10
Net Proceeds per Share to Issuer		$18.14		$18.14
Decrease/Increase to Net Asset Value
Total Shares Outstanding	36,608,038	43,929,646	20.00%	43,929,646	20.00%
Net Asset Value per Share	$22.68	$21.92	(3.33)%	$21.92	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	36,608	40,269	10.00%	47,590	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$830,270	$882,854	6.33%	$1,043,373	25.67%
Total Investment by Stockholder A (Assumed to be Current NAV per Share on Shares Held Prior to Sale)		$900,188		$1,040,023

Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(17,334)		$3,350
Investment per Share Held by Stockholder A (Assumed to be Net Asset Value on Shares Held Prior to Sale)	$22.68	$22.35	(1.44)%	$21.85	(3.64)%
Net Asset Value per Share Held by Stockholder A		$21.92		$21.92

Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Shares Less Investment per Share)		$(0.43)		$0.07
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the Company, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the Company being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 100% Discount
	Prior to Sale	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Price per Share to Public		$22.68		$21.49		$19.10		$0.01
Net Proceeds per Share to Issuer		$21.55		$20.41		$18.14		$0.01
Total Shares Outstanding	36,608,038	38,438,440	5.00%	40,268,842	10.00%	43,929,646	20.00%	45,760,048	25.00%
Net Asset Value per Share	$22.68	$22.63	(0.24)%	$22.47	(0.91)%	$21.92	(3.33)%	$18.15	(19.99)%
Dilution/Accretion to New Investor A
Shares Held by Investor A		1,830		3,661		7,322		9,152
Percentage Held by Stockholder A		0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A		$41,415		$82,272		$160,519		$166,072
Total Investment by Investor A (At Price to Public)	$—	$41,514		$78,657		$139,835		$92

Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(99)		$3,615		$20,684		$165,981
Investment per Share Held by Investor A	$—	$22.68		$21.49		$19.10		$0.01
Net Asset Value per Share Held by Investor A		$22.63		$22.47		$21.92		$18.15

Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.05)		$0.99		$2.83		$18.14
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%		181,360%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2011 Annual Stockholders Meeting, our stockholders authorized us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the market value per share of our common stock. Such authorization has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

In order to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Our Subscription Rights” and “Risk Factors—Risks Relating to an Investment in Our Securities—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Solar Capital Ltd. consists of 200,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “SLRC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of May 22, 2018:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	200,000,000	—	42,260,826

Under our charter our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes expire in 2019, 2020 and 2018, respectively, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Under our charter and bylaws, the affirmative vote of the holders of a plurality of all the votes cast in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than twelve. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that, subject to the rights of holders of one or more classes or series of preferred stock to elect or remove one or more directors, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (with respect to the holders of common stock, unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office. In any event, in accordance with the requirements of the 1940 Act, any amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act.

Our charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that a holder of control shares of a Maryland corporation acquired in a control share acquisition has no voting rights with respect to those shares except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. Although we do not have any current plans to issue preferred stock in the next twelve months following the effectiveness of this prospectus, we may issue preferred stock from time to time, although we have no immediate intention to do so. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (3) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate, whether fixed or variable, and time at which any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

Although we do not have any current plans to issue subscription rights in the next twelve months following the effectiveness of this prospectus, we may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

Although we do not have any current plans to issue warrants in the next twelve months following the effectiveness of this prospectus, we may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Solar Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is incorporated by reference as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof for registered securities or $500 for bearer securities);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interests;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

•	An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

•	An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

•	The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•	An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•	Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “ — Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed (or additional securities issued) on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any cash amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	We do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	We do not pay interest on a debt security of the series within 30 days of its due date.

•	We do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date.

•	We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	Any class of securities has an asset coverage of less than 100 per centum on the last business day of each twenty-four consecutive calendar months.

•	Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities, and (2) no other Events of Default are continuing.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•	The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•	The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of, or interest on, a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•	If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “ — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•	We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

•	Defeasance must not result in a breach of the indenture or any of our other material agreements.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

•	We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•	We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

•	Defeasance must not result in a breach of the indenture or any of our other material agreements.

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions — Subordination”.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness or subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. The holders of our common stock will indirectly bear any fees and expenses in connection with any such offerings. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. We, however, do not have any current intent to issue subscription rights, preferred stock, or warrants in the next twelve months following the effectiveness of this prospectus. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (c) under such other circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of Financial Industry Regulatory Authority or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by Citibank, N.A. The address of the custodian is 399 Park Avenue, New York, New York 10022. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, NY 11219, telephone number: (800)  937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Solar Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Solar Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Solar Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC, and Venable LLP, Baltimore Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is an independent registered public accounting firm and is located at 345 Park Avenue, New York, New York 10154. The consolidated financial statements as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

With respect to the unaudited interim financial information for the periods ended March 31, 2018 and 2017, included herein, the independent registered public accounting firm has reported that they applied limited procedures in accordance with professional standards for a review of such information. However, their separate report included in the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2018, and included herein, states that they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their report on such information should be restricted in light of the limited nature of the review procedures applied. The accountants are not subject to the liability provisions of Section 11 of the Securities Act for their report on the unaudited interim financial information because that report is not a “report” or a “part” of the registration statement prepared or certified by the accountants within the meaning of Sections 7 and 11 of the Securities Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Solar Capital Ltd., 500 Park Avenue, New York, NY 10022, by telephone at (212) 993-1670, or on our website at http://www.solarcapltd.com.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share amounts)

	March 31, 2018 (unaudited)	December 31, 2017
Assets
Investments at fair value:
Companies less than 5% owned (cost: $835,765 and $835,041, respectively)	$837,782	$834,410
Companies more than 25% owned (cost: $618,425 and $609,226, respectively)	634,135	626,760
Cash	4,847	5,963
Cash equivalents (cost: $139,853 and $144,826, respectively)	139,853	144,826
Receivable for investments sold	4,836	6,160
Interest receivable	6,670	7,336
Dividends receivable	14,309	15,013
Other receivable	58	58
Prepaid expenses and other assets	840	1,039

Total assets	$1,643,330	$1,641,565

Liabilities
Revolving credit facility (see notes 6 and 8)	$249,500	$245,600
Unsecured senior notes due 2022 (see notes 6 and 8)	150,000	150,000
Unsecured tranche c senior notes due 2022 ($21,000 and $21,000 face amounts, respectively, reported net of unamortized debt issuance costs of $302 and $316, respectively. See note 8)	20,698	20,684
Unsecured senior notes due 2023 ($75,000 and $75,000 face amounts, respectively, reported net of unamortized debt issuance costs of $1,735 and $1,813, respectively. See note 8)	73,265	73,187
Term loans (see notes 6 and 8)	50,000	50,000
Distributions payable	17,327	16,904
Payable for investments and cash equivalents purchased	140,245	145,118
Management fee payable (see note 3)	6,473	7,373
Performance-based incentive fee payable (see note 3)	4,714	4,660
Interest payable (see note 8)	4,511	2,485
Administrative services expense payable (see note 3)	296	2,756
Other liabilities and accrued expenses	1,975	1,193

Total liabilities	$719,004	$719,960

Commitments and contingencies (see notes 11, 12, 13 and 14)

Net Assets
Common stock, par value $0.01 per share, 200,000,000 and 200,000,000 common shares authorized, respectively, and 42,260,826 and 42,260,826 shares issued and outstanding, respectively	$423	$423
Paid-in capital in excess of par	991,340	991,340
Distributions in excess of net investment income	(11,789)	(13,319)
Accumulated net realized loss	(73,375)	(73,742)
Net unrealized appreciation	17,727	16,903

Total net assets	$924,326	$921,605

Net Asset Value Per Share	$21.87	$21.81

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except share amounts)

	Three months ended
	March 31, 2018	March 31, 2017
INVESTMENT INCOME:
Interest:
Companies less than 5% owned	$24,181	$21,818
Companies more than 25% owned	285	334
Dividends:
Companies less than 5% owned	6	10
Companies more than 25% owned	14,363	11,678
Other income:
Companies less than 5% owned	62	492
Companies more than 25% owned	63	60

Total investment income	38,960	34,392

EXPENSES:
Management fees (see note 3)	$6,473	$6,719
Performance-based incentive fees (see note 3)	4,714	4,083
Interest and other credit facility expenses (see note 8)	5,909	5,669
Administrative services expense (see note 3)	1,286	1,335
Other general and administrative expenses	1,721	256

Total expenses	20,103	18,062

Net investment income	$18,857	$16,330

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	$197	$588
Companies 5% to 25% owned	175	(15)
Companies more than 25% owned	(5)	—

Net realized gain on investments and cash equivalents	367	573
Net realized gain (loss) on foreign currencies	—	(1)

Net realized gain	367	572

Net change in unrealized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	2,648	821
Companies 5% to 25% owned	—	(777)
Companies more than 25% owned	(1,824)	212

Net change in unrealized gain	824	256

Net realized and unrealized gain on investments, cash equivalents and foreign currencies	1,191	828

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,048	$17,158

EARNINGS PER SHARE (see note 5)	$0.47	$0.41

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share amounts)

	Three months ended March 31, 2018 (unaudited)	Year ended December 31, 2017
Increase in net assets resulting from operations:
Net investment income	$18,857	$68,363
Net realized gain (loss)	367	(12,015)
Net change in unrealized gain	824	14,082

Net increase in net assets resulting from operations	20,048	70,430

Distributions to stockholders:
From net investment income	(17,327)	(67,612)

Capital transactions (see note 16):
Reinvestment of distributions	—	280

Net increase in net assets resulting from capital transactions	—	280

Total increase in net assets	2,721	3,098
Net assets at beginning of period	921,605	918,507

Net assets at end of period (1)	$924,326	$921,605

Capital stock activity (see note 16):
Common stock issued from reinvestment of distributions	—	12,301

Net increase from capital stock activity	—	12,301

(1)	Includes overdistributed net investment income of ($11,789) and ($13,319), respectively.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(in thousands)

	Three months ended
	March 31, 2018	March 31, 2017
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$20,048	$17,158
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments and cash equivalents	(367)	(573)
Net realized (gain) loss on foreign currencies	—	1
Net change in unrealized (gain) loss on investments and cash equivalents	(824)	(256)
(Increase) decrease in operating assets:
Purchase of investments	(153,103)	(101,369)
Proceeds from disposition of investments	142,856	83,347
Capitalization of payment-in-kind interest	(49)	(40)
Collections of payment-in-kind interest	740	173
Receivable for investments sold	1,324	(3,924)
Interest receivable	666	2,181
Dividends receivable	704	(642)
Other receivable	—	(1)
Prepaid expenses and other assets	199	(368)
Increase (decrease) in operating liabilities:
Payable for investments and cash equivalents purchased	(4,873)	150,086
Management fee payable	(900)	(151)
Performance-based incentive fee payable	54	(329)
Administrative services expense payable	(2,460)	(2,852)
Interest payable	2,026	1,834
Other liabilities and accrued expenses	782	(309)

Net Cash Provided by Operating Activities	6,823	143,966

Cash Flows from Financing Activities:
Cash distributions paid	(16,904)	(16,899)
Proceeds from issuance of unsecured debt	—	100,000
Deferred financing costs	92	27
Proceeds from secured borrowings	130,700	97,500
Repayment of secured borrowings	(126,800)	(212,700)

Net Cash Used in Financing Activities	(12,912)	(32,072)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,089)	111,894
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	150,789	312,046

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$144,700	$423,940

Supplemental disclosure of cash flow information:
Cash paid for interest	$3,883	$3,835

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited)

March 31, 2018

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index (9)	LIBOR Floor	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Senior Secured Loans — 81.0%
Bank Debt/Senior Secured Loans
AccentCare, Inc. (10)	Health Care Providers & Services	L+950	1.00%	11.53%	9/3/2015	9/3/2022	$10,000	$9,875	$10,000
Aegis Toxicology Sciences Corporation (10)	Health Care Providers & Services	L+850	1.00%	10.79%	2/20/2014	8/24/2021	31,000	30,628	31,000
American Teleconferencing Services, Ltd. (PGI) (10)	Communications Equipment	L+650	1.00%	8.29%	5/5/2016	12/8/2021	21,330	20,878	21,223
Amerilife Group, LLC (10)	Insurance	L+875	1.00%	10.60%	7/9/2015	1/10/2023	15,000	14,784	14,925
Bishop Lifting Products, Inc. (7)(10)	Trading Companies & Distributors	L+800	1.00%	9.88%	3/24/2014	3/27/2022	25,000	24,864	24,000
Datto, Inc. (10)	IT Services	L+800	1.00%	9.72%	12/6/2017	12/7/2022	25,000	24,525	24,500
DISA Holdings Acquisition Subsidiary Corp. (10)	Professional Services	L+850	1.00%	10.19%	12/9/2014	6/9/2021	46,476	46,079	46,476
Empower Payments Acquisition, Inc. (RevSpring) (10)	Professional Services	L+450	1.00%	6.80%	1/26/2018	11/30/2023	18,583	18,583	18,583
Falmouth Group Holdings Corp. (AMPAC) (10)	Chemicals	L+675	1.00%	8.63%	12/7/2015	12/14/2021	9,298	9,267	9,298
Global Tel*Link Corporation	Communications Equipment	L+400	1.25%	6.30%	11/6/2015	5/23/2020	7,173	6,277	7,227
Global Tel*Link Corporation	Communications Equipment	L+825	1.25%	10.55%	5/21/2013	11/23/2020	18,500	18,331	18,541
Greystone Select Holdings LLC & Greystone & Co., Inc. (10)	Thrifts & Mortgage Finance	L+800	1.00%	9.76%	3/29/2017	4/17/2024	20,000	19,820	20,000
IHS Intermediate, Inc. (10)	Health Care Providers & Services	L+825	1.00%	10.00%	6/19/2015	7/20/2022	25,000	24,655	24,500
K2 Pure Solutions NoCal, L.P. (10)	Chemicals	L+900	1.00%	10.88%	8/19/2013	2/19/2021	7,475	7,404	7,475
Kore Wireless Group, Inc. (10)	Wireless Telecommunication Services	L+825	1.00%	10.55%	9/12/2014	3/12/2021	55,500	54,909	54,390
MRI Software LLC (10)	Software	L+625	1.00%	8.02%	6/7/2017	6/30/2023	12,607	12,490	12,544
On Location Events, LLC & PrimeSport Holdings Inc. (10)	Media	L+550	1.00%	7.57%	12/7/2017	9/29/2021	14,760	14,589	14,650
PhyMed Management LLC (10)	Health Care Providers & Services	L+875	1.00%	10.71%	12/18/2015	5/18/2021	32,321	31,486	31,675
PSKW, LLC & PDR, LLC (10)	Health Care Providers & Services	L+826	1.00%	10.56%	10/24/2017	11/25/2021	3,461	3,397	3,392
Radiology Partners, Inc. (10)	Health Care Providers & Services	L+575	1.00%	7.59%	11/28/2017	12/4/2023	11,399	11,289	11,285
Rug Doctor LLC (3)(10)	Diversified Consumer Services	L+975	1.50%	12.18%	12/23/2013	12/31/2018	9,111	9,042	9,111
Salient Partners, L.P. (10)	Asset Management	L+850	1.00%	10.32%	6/10/2015	6/9/2021	13,680	13,518	13,680
Southern Auto Finance Company (5)(10)	Consumer Finance	—	—	11.15%	10/19/2011	12/4/2019	25,000	24,862	25,000
The Octave Music Group, Inc. (fka TouchTunes) (10)	Media	L+825	1.00%	9.94%	5/28/2015	5/27/2022	14,000	13,859	14,000
Varilease Finance, Inc. (10)	Multi-Sector Holdings	L+825	1.00%	9.94%	8/22/2014	8/24/2020	43,000	42,627	43,000

Total Bank Debt/Senior Secured Loans								$508,038	$510,475

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index (9)	LIBOR Floor	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Life Science Senior Secured Loans
Alimera Sciences, Inc. (10)	Pharmaceuticals	L+765	—	9.34%	1/5/2018	7/1/2022	$35,000	$34,747	$34,650
aTyr Pharma, Inc. (10)	Pharmaceuticals	P+410	—	8.60%	11/18/2016	11/18/2020	10,000	10,061	10,150
Axcella Health Inc. (10)	Pharmaceuticals	L+850	—	10.15%	1/9/2018	1/9/2022	21,000	21,051	21,000
Breathe Technologies, Inc. (10)	Health Care Equipment & Supplies	L+850	—	10.15%	1/5/2018	1/5/2022	22,000	22,070	22,000
CardioDx, Inc. (10)	Health Care Providers & Services	P+670	—	11.45%	6/18/2015	4/1/2019	3,250	3,823	3,640
CardioFocus, Inc. (10)	Health Care Equipment & Supplies	L+750	—	9.19%	3/31/2017	7/1/2020	5,300	5,341	5,697
Cardiva Medical, Inc. (10)	Health Care Equipment & Supplies	L+865	0.63%	10.30%	2/2/2017	2/2/2021	9,000	9,180	9,090
CAS Medical Systems, Inc. (10)	Health Care Equipment & Supplies	L+875	—	10.40%	6/30/2016	7/1/2020	5,600	5,704	5,656
Cianna Medical, Inc. (10)	Health Care Equipment & Supplies	L+900	—	10.65%	9/28/2016	9/28/2020	9,000	9,151	9,068
Claret Medical, Inc. (10)	Health Care Equipment & Supplies	P+450	—	9.25%	11/22/2017	10/1/2020	5,000	4,982	4,975
Clinical Ink, Inc. (10)	Health Care Technology	L+850	0.70%	10.16%	3/8/2016	3/8/2020	5,056	5,174	5,363
Corindus Vascular Robotics, Inc. (5)(10)	Health Care Equipment & Supplies	L+725	—	9.04%	3/9/2018	3/1/2022	6,783	6,696	6,691
Delphinus Medical Technologies, Inc. (10)	Health Care Equipment & Supplies	L+850	—	10.19%	8/18/2017	9/1/2021	3,750	3,681	3,731
Lumeris Solutions Company, LLC (10)	Health Care Technology	L+860	0.25%	10.29%	3/22/2017	2/1/2020	16,000	16,233	16,240
Nabsys 2.0 LLC (10)	Life Sciences Tools & Services	—	—	8.90%	4/22/2016	10/13/2018	1,611	2,126	2,095
PQ Bypass, Inc. (10)	Health Care Equipment & Supplies	L+885	1.00%	10.50%	4/21/2016	4/21/2020	5,000	5,031	4,975
Rapid Micro Biosystems, Inc. (10)	Life Sciences Tools & Services	L+880	—	10.46%	6/30/2015	6/30/2019	15,360	16,210	16,716
scPharmaceuticals, Inc. (10)	Pharmaceuticals	L+845	—	10.14%	5/23/2017	5/1/2021	5,000	4,964	5,025
Scynexis, Inc. (10)	Pharmaceuticals	L+849	—	10.18%	9/30/2016	9/30/2020	15,000	15,110	15,000
SentreHeart, Inc. (10)	Health Care Equipment & Supplies	L+885	—	10.50%	11/15/2016	11/15/2020	10,000	10,003	10,025
Sunesis Pharmaceuticals, Inc. (10)	Pharmaceuticals	L+854	—	10.23%	3/31/2016	4/1/2020	3,750	3,782	3,769
Trevi Therapeutics, Inc. (10)	Pharmaceuticals	L+775	—	9.41%	12/29/2014	6/29/2018	1,375	1,799	1,581
Vapotherm, Inc. (10)	Health Care Equipment & Supplies	L+899	—	10.64%	11/16/2016	5/16/2021	20,000	20,101	21,100

Total Life Science Senior Secured Loans								$237,020	$238,237

Total Senior Secured Loans								$745,058	$748,712

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Equipment Financing — 26.2%
Althoff Crane Service, Inc. (10)(12)	Commercial Services & Supplies	10.55%	7/31/2017	6/8/2022	$1,487	$1,487	$1,519
BB578, LLC (10)(12)	Media	10.00%	7/31/2017	11/1/2021	769	769	777
Beverly Hills Limo and Corporate Coach, Inc. (10)(12)	Road & Rail	10.59%	3/19/2018	9/9/2019	568	609	577
Blackhawk Mining, LLC (10)(12)	Oil, Gas & Consumable Fuels	11.34%	2/16/2018	3/1/2022	3,716	3,446	3,716
Blue Star Materials II, LLC (10)(12)	Construction Materials	39.06%	7/31/2017	5/1/2018	27	27	27
Carl R. Bieber, Inc. (10)(12)	Hotels, Restaurants & Leisure	9.92%	7/31/2017	1/13/2024	1,335	1,335	1,321
Central Freight Lines, Inc. (10)(12)	Road & Rail	7.16%	7/31/2017	1/14/2024	1,914	1,914	1,914
Cfactor Leasing Corp. & CZM USA, Corp. (10)(12)	Machinery	12.00-12.59%	7/31/2017	5/31/2019-4/1/2021	2,327	2,323	2,371
Champion Air, LLC (10)(12)	Airlines	10.00%	3/19/2018	1/1/2019	3,565	3,533	3,522
Family First Freight, LLC (10)(12)	Road & Rail	9.29-11.52%	7/31/2017	7/2/2019-1/22/2022	862	862	869
Garda CL Technical Services, Inc. (10)(12)	Commercial Services & Supplies	8.12%	3/22/2018	5/16/2023	1,137	1,137	1,137
Georgia Jet, Inc. (10)(12)	Airlines	8.00%	12/4/2017	12/4/2021	2,786	2,786	2,786
Great Plains Gas Compression Holdings, LLC (10)(12)	Oil, Gas & Consumable Fuels	9.39%	3/19/2018	8/31/2018	7,595	7,585	7,531
Haljoe Coaches USA, LLC (10)(12)	Road & Rail	8.12-9.90%	7/31/2017	7/1/2022-11/17/2022	6,034	6,034	6,034
Hawkeye Contracting Company, LLC (10)(12)(13)	Oil, Gas & Consumable Fuels	10.00%	11/15/2017	11/15/2020	4,896	4,896	4,896
Knight Transfer Services, Inc. & Dumpstr Xpress, Inc. (10)(12)	Commercial Services & Supplies	12.05-12.76%	7/31/2017	4/11/2020-4/30/2020	772	772	783
Kool Pak, LLC (10)(12)	Road & Rail	8.58%	2/5/2018	3/1/2024	810	810	810
Logicorp Enterprises, LLC (10)(12)	Road & Rail	12.18%	7/31/2017	2/3/2021	3,673	3,673	3,832
Marcal Manufacturing, LLC dba Soundview Paper Company, LLC (10)(12)	Paper & Forest Products	12.91-12.98%	7/31/2017	7/30/2022-10/25/2022	1,572	1,572	1,582
Meridian Consulting I Corp, Inc. (10)(12)	Hotels, Restaurants & Leisure	10.72%	7/31/2017	12/4/2021	3,734	3,734	3,852
Mountain Air Helicopters, Inc. (10)(12)	Commercial Services & Supplies	10.00%	7/31/2017	4/30/2022	1,861	1,861	1,883
OKK Equipment, LLC (10)(12)	Commercial Services & Supplies	10.15%	7/31/2017	8/27/2023	686	686	673
Reston Limousine & Travel Service, Inc. (10)(12)	Road & Rail	11.81%	9/13/2017	10/1/2021	1,771	1,795	1,771
Rossco Crane & Rigging, Inc. (10)(12)	Commercial Services & Supplies	11.13-11.53%	8/25/2017	4/1/2021-9/1/2022	944	944	944
Royal Coach Lines, Inc. (10)(12)	Road & Rail	10.03%	7/31/2017	8/28/2018	211	211	209
RVR Air Charter, LLC & RVR Aviation, LLC (10)(12)	Airlines	12.00%	7/31/2017	1/1/2022	1,498	1,498	1,543

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Santek Environmental, LLC (10)(12)	Commercial Services & Supplies	10.00%	7/31/2017	3/1/2021	142	142	143
Santek Environmental of Alabama, LLC (10)(12)	Commercial Services & Supplies	8.95-10.00%	7/31/2017	12/18/2020-11/29/2021	235	235	234
Sidelines Tree Service LLC (10)(12)	Diversified Consumer Services	10.31-10.52%	7/31/2017	8/1/2022-10/1/2022	501	502	505
South Texas Oilfield Solutions, LLC (10)(12)	Energy Equipment & Services	16.89%	3/29/2018	6/1/2023	982	982	982
Southern Nevada Oral & Maxillofacial Surgery, LLC (10)(12)	Health Care Providers & Services	12.00%	7/31/2017	3/1/2024	1,493	1,493	1,538
Southwest Traders, Inc. (10)(12)	Road & Rail	9.13%	11/21/2017	11/1/2020	187	187	187
ST Coaches, LLC (10)(12)	Road & Rail	8.21-8.48%	7/31/2017	10/1/2022-11/18/2022	3,650	3,650	3,650
Star Coaches Inc. (10)(12)	Road & Rail	8.42%	3/9/2018	4/1/2025	4,168	4,168	4,168
Sturgeon Services International Inc. (10)(12)	Energy Equipment & Services	18.41%	7/31/2017	2/28/2022	2,045	2,045	2,057
Sun-Tech Leasing of Texas, L.P. (10)(12)	Road & Rail	8.68-10.62%	7/31/2017	5/4/2019-7/25/2021	1,204	1,204	1,204
Superior Transportation, Inc. (10)(12)	Road & Rail	9.77-10.26%	7/31/2017	4/23/2022-7/1/2023	3,499	3,497	3,490
The Smedley Company & Smedley Services, Inc. (10)(12)..	Commercial Services & Supplies	11.63%	7/31/2017	2/10/2024	3,046	3,046	3,138
Tornado Bus Company (10)(12)	Road & Rail	10.78%	7/31/2017	9/1/2021	2,589	2,589	2,624
Up Trucking Services, LLC (10)(12)	Road & Rail	11.91%	3/23/2018	4/1/2022	2,642	2,693	2,642
Waste Services of Tennessee, LLC (10)(12)	Commercial Services & Supplies	8.95-10.15%	7/31/2017	2/7/2021-11/29/2021	925	925	917
Waste Services of Texas, LLC (10)(12)	Commercial Services & Supplies	8.95%	7/31/2017	12/6/2021	179	179	177
WJV658, LLC (10)(12)	Airlines	8.50%	7/31/2017	7/1/2022	8,315	8,315	8,271
W.P.M., Inc., WPM-Southern, LLC, WPM Construction Services, Inc.(10)(12).	Construction & Engineering	7.50%	7/31/2017	10/1/2022	3,831	3,831	3,774

					Shares/ Units
NEF Holdings, LLC Equity Interests (3)(10)(11)	Multi-Sector Holdings		7/31/2017		200	145,000	145,000

Total Equipment Financing						$240,982	$241,580

Preferred Equity — 1.3%
SOAGG LLC (3)(5)(6)(10)	Aerospace & Defense	8.00%	12/14/2010	6/30/2020	3,727	$3,727	$4,137
SOINT, LLC (3)(5)(6)(10)	Aerospace & Defense	15.00%	6/8/2012	6/30/2020	72,398	7,240	7,914

Total Preferred Equity						$10,967	$12,051

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

Description	Industry	Acquisition Date	Shares/ Units	Cost	Fair Value
Common Equity/Equity Interests/Warrants — 50.8%
Ark Real Estate Partners LP (2)(3)(10)*	Diversified Real Estate Activities	3/12/2007	—	$527	$154
Ark Real Estate Partners II LP (2)(3)(10)*	Diversified Real Estate Activities	10/23/2012	—	12	4
aTyr Pharma, Inc. Warrants (10)*	Pharmaceuticals	11/18/2016	88,792	106	51
B Riley Financial Inc. (5)	Research & Consulting Services	3/16/2007	38,015	2,684	741
CardioDx, Inc. Warrants (10)*	Health Care Providers & Services	6/18/2015	3,986	129	—
CardioFocus, Inc. Warrants (10)*	Health Care Equipment & Supplies	3/31/2017	440,816	51	61
CAS Medical Systems, Inc. Warrants (10)*	Health Care Equipment & Supplies	6/30/2016	48,491	38	14
Cianna Medical, Inc. Warrants (10)*	Health Care Equipment & Supplies	9/28/2016	134,590	56	68
Claret Medical, Inc. Warrants (10)*	Health Care Equipment & Supplies	11/22/2017	367,737	42	60
Conventus Orthopaedics, Inc. Warrants (10)*	Health Care Equipment & Supplies	6/15/2016	157,500	65	61
Corindus Vascular Robotics, Inc. Warrants (5)(10)*	Health Care Equipment & Supplies	3/9/2018	79,855	40	47
Crystal Financial LLC (3)(5)(10)	Diversified Financial Services	12/28/2012	280,303	280,737	300,000
Delphinus Medical Technologies, Inc. Warrants (10)*	Health Care Equipment & Supplies	8/18/2017	380,904	74	88
Essence Group Holdings Corporation (Lumeris) Warrants (10)*	Health Care Technology	3/22/2017	208,000	63	205
PQ Bypass, Inc. Warrants (10)*	Health Care Equipment & Supplies	4/21/2016	176,471	70	54
RD Holdco Inc. (Rug Doctor) (3)(10)*	Diversified Consumer Services	12/23/2013	231,177	15,683	12,699
RD Holdco Inc. (Rug Doctor) Class B (3)(10)*	Diversified Consumer Services	12/23/2013	522	5,216	5,216
RD Holdco Inc. (Rug Doctor) Warrants (3)(10)*	Diversified Consumer Services	12/23/2013	30,370	381	39
Scynexis, Inc. Warrants (10)*	Pharmaceuticals	9/30/2016	122,435	105	1
Senior Secured Unitranche Loan Program LLC (3)(5)	Asset Management	11/25/2015	—	95,106	93,727
Senior Secured Unitranche Loan Program II LLC (3)(5)	Asset Management	8/5/2016	—	55,754	56,134
SentreHeart, Inc. Warrants (10)*	Health Care Equipment & Supplies	11/15/2016	261,825	126	113
Sunesis Pharmaceuticals, Inc. Warrants (10)*	Pharmaceuticals	3/31/2016	104,001	118	37

Total Common Equity/Equity Interests/Warrants				$457,183	$469,574

Total Investments (8) — 159.3%				$1,454,190	$1,471,917

Description	Industry	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Cash Equivalents — 15.1%
U.S. Treasury Bill	Government	3/29/2018	4/26/2018	$140,000	$139,853	$139,853

Total Investments & Cash Equivalents —174.4%					$1,594,043	$1,611,770
Liabilities in Excess of Other Assets — (74.4%)						(687,444)

Net Assets — 100.0%						$924,326

(1)	Floating rate debt investments typically bear interest at a rate determined by reference to the London Interbank Offered Rate (“LIBOR”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current rate of interest in effect as of March 31, 2018.
(2)	Ark Real Estate Partners is held through SLRC ADI Corp., a wholly-owned taxable subsidiary.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

(3)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the Investment Company Act of 1940 (“1940 Act”), due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the three months ended March 31, 2018 in these controlled investments are as follows:

Name of Issuer	Fair Value at December 31, 2017	Gross Additions	Gross Reductions	Realized Gain (Loss)		Change in Unrealized Gain (Loss)	Interest/Dividend /Other Income	Fair Value at March 31, 2018
Ark Real Estate Partners LP	$263	$—	$—	$(5	)†	$(109)	$—	$154
Ark Real Estate Partners II LP	6	—	—	—		(2)	—	4
AviatorCap SII, LLC I	10	—	10	—		—	—	—
Crystal Financial LLC	303,200	—	—	—		(3,200)	7,720	300,000
NEF Holdings, LLC	145,500	—	—	—		(500)	3,000	145,000
RD Holdco Inc. (Rug Doctor, common equity)	10,102	—	—	—		2,597	—	12,699
RD Holdco Inc. (Rug Doctor, class B)	5,216	—	—	—		—	—	5,216
RD Holdco Inc. (Rug Doctor, warrants)	35	—	—	—		4	—	39
Rug Doctor LLC	9,111	—	—	—		(23)	289	9,111
Senior Secured Unitranche Loan Program LLC (“SSLP”)	88,736	6,790	1,400	—		(399)	1,979	93,727
Senior Secured Unitranche Loan Program II LLC (“SSLP II”)	51,744	6,694	2,016	—		(288)	1,375	56,134
SOAGG LLC	4,537	—	420	—		20	78	4,137
SOINT, LLC (preferred equity)	8,300	—	462	—		76	270	7,914

	$626,760	$13,484	$4,308	$(5)		$(1,824)	$14,711	$634,135

(4)	Denotes investments in which we are an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the three months ended March 31, 2018 in these affiliated investments are as follows:

Name of Issuer	Fair Value at December 31, 2017	Gross Additions	Gross Reductions	Realized Gain (Loss)		Change in Unrealized Gain (Loss)	Interest/Dividend Income	Fair Value at March 31, 2018
DSW Group Holdings LLC	$—	$—	$—	$175	†	$—	$—	$—

(5)	Indicates assets that the Company believes may not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940 (“1940 Act”), as amended. If we fail to invest a sufficient portion of our assets in qualifying assets, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act. As of March 31, 2018, on a fair value basis, non-qualifying assets in the portfolio represented 29.8% of the total assets of the Company.
(6)	Solar Capital Ltd.’s investments in SOAGG, LLC and SOINT, LLC include a two and one dollar investment in common shares, respectively.
(7)	Bishop Lifting Products, Inc., SEI Holding I Corporation, Singer Equities, Inc. & Hampton Rubber Company are co-borrowers.
(8)	Aggregate net unrealized appreciation for U.S. federal income tax purposes is $12,003; aggregate gross unrealized appreciation and depreciation for federal tax purposes is $24,959 and $12,956, respectively, based on a tax cost of $1,459,914. All of the Company’s investments are pledged as collateral against the borrowings outstanding on the revolving credit facility.
(9)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(10)	Level 3 investment valued using significant unobservable inputs.
(11)	NEF Holdings, LLC is held through NEFCORP LLC, a wholly-owned consolidated taxable subsidiary and NEFPASS LLC, a wholly-owned consolidated subsidiary.
(12)	Indicates an investment that is wholly held by Solar Capital Ltd. through NEFPASS LLC.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share/unit amounts)

(13)	Hawkeye Contracting Company, LLC, Eagle Creek Mining, LLC & Falcon Ridge Leasing, LLC are co-borrowers.
*	Non-income producing security.
†	Represents estimated change in receivable balance.

Industry Classification	Percentage of Total Investments (at fair value) as of March 31, 2018
Diversified Financial Services (Crystal Financial LLC)	20.4%
Multi-Sector Holdings (includes NEF Holdings, LLC)	12.8%
Asset Management (includes SSLP and SSLP II)	11.1%
Health Care Providers & Services	7.9%
Health Care Equipment & Supplies	7.0%
Pharmaceuticals	6.2%
Professional Services	4.4%
Wireless Telecommunication Services	3.7%
Communications Equipment	3.2%
Road & Rail	2.3%
Media	2.0%
Diversified Consumer Services	1.9%
Consumer Finance	1.7%
IT Services	1.7%
Trading Companies & Distributors	1.6%
Health Care Technology	1.5%
Thrifts & Mortgage Finance	1.3%
Life Sciences Tools & Services	1.3%
Chemicals	1.1%
Oil, Gas & Consumable Fuels	1.1%
Airlines	1.1%
Insurance	1.0%
Software	0.9%
Aerospace & Defense	0.8%
Commercial Services & Supplies	0.8%
Hotels, Restaurants & Leisure	0.3%
Construction & Engineering	0.3%
Energy Equipment & Services	0.2%
Machinery	0.2%
Paper & Forest Products	0.1%
Research & Consulting Services	0.1%
Diversified Real Estate Activities	0.0%
Construction Materials	0.0%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index (9)	LIBOR Floor	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Senior Secured Loans — 83.5%
Bank Debt/Senior Secured Loans
AccentCare, Inc. (11)	Health Care Providers & Services	L+525	1.00%	6.94%	12/29/2017	3/3/2022	$2,580	$2,567	$2,567
AccentCare, Inc. (11)	Health Care Providers & Services	L+950	1.00%	11.01%	9/3/2015	9/3/2022	10,000	9,869	9,900
Aegis Toxicology Sciences Corporation (11)	Health Care Providers & Services	L+850	1.00%	10.17%	2/20/2014	8/24/2021	31,000	30,606	30,070
American Teleconferencing Services, Ltd. (PGI) (11)	Communications Equipment	L+650	1.00%	7.90%	5/5/2016	12/8/2021	21,627	21,127	21,303
Amerilife Group, LLC (11)	Insurance	L+875	1.00%	10.25%	7/9/2015	1/10/2023	15,000	14,775	14,887
Argo Turboserve Corporation & Argo Tech, LLC †† (11)	Air Freight & Logistics	L+1425 (10)	—	15.73%	5/2/2014	5/2/2018	6,660	6,235	6,660
AviatorCap SII, LLC I (3)(11)	Aerospace & Defense	—	—	12.00%	5/31/2011	1/31/2019	10	10	10
Bishop Lifting Products, Inc. (7)(11)	Trading Companies & Distributors	L+800	1.00%	9.57%	3/24/2014	3/27/2022	25,000	24,857	23,500
Datto, Inc. (11)	IT Services	L+800	1.00%	9.41%	12/6/2017	12/7/2022	25,000	24,505	24,500
DISA Holdings Acquisition Subsidiary Corp. (11)	Professional Services	L+850	1.00%	9.84%	12/9/2014	6/9/2021	51,476	51,008	51,476
Falmouth Group Holdings Corp. (AMPAC) (11)	Chemicals	L+675	1.00%	8.44%	12/7/2015	12/14/2021	9,298	9,265	9,298
Global Tel*Link Corporation	Communications Equipment	L+400	1.25%	5.69%	11/6/2015	5/23/2020	7,194	6,205	7,230
Global Tel*Link Corporation	Communications Equipment	L+825	1.25%	9.94%	5/21/2013	11/23/2020	18,500	18,317	18,540
Greystone Select Holdings LLC & Greystone & Co., Inc. (11)	Thrifts & Mortgage Finance	L+800	1.00%	9.40%	3/29/2017	4/17/2024	20,000	19,815	20,000
IHS Intermediate, Inc. (11)	Health Care Providers & Services	L+825	1.00%	9.62%	6/19/2015	7/20/2022	25,000	24,639	24,562
K2 Pure Solutions NoCal, L.P. (11)	Chemicals	L+900	1.00%	10.57%	8/19/2013	2/19/2021	7,475	7,398	7,400
Kore Wireless Group, Inc. (11)	Wireless Telecommunication Services	L+825	1.00%	9.94%	9/12/2014	3/12/2021	55,500	54,866	54,945
MRI Software LLC (11)	Software	L+625	1.00%	7.83%	6/7/2017	6/30/2023	16,352	16,197	16,271
On Location Events, LLC & PrimeSport Holdings Inc. (11)	Media	L+550	1.00%	7.04%	12/7/2017	9/29/2021	60,000	59,260	59,250
PhyMed Management LLC (11)	Health Care Providers & Services	L+875	1.00%	10.21%	12/18/2015	5/18/2021	32,321	31,430	31,271
PSKW, LLC & PDR, LLC (11)	Health Care Providers & Services	L+826	1.00%	9.95%	10/24/2017	11/25/2021	3,461	3,394	3,392
Radiology Partners, Inc. (11)	Health Care Providers & Services	L+575	1.00%	7.44%	11/28/2017	12/4/2023	9,122	9,032	9,031
Rug Doctor LLC (3)(11)	Diversified Consumer Services	L+975	1.50%	11.42%	12/23/2013	12/31/2018	9,111	9,019	9,111
Salient Partners, L.P. (11)	Asset Management	L+850	1.00%	9.85%	6/10/2015	6/9/2021	13,980	13,803	13,980
Southern Auto Finance Company (5)(11)	Consumer Finance	—	—	11.15%	10/19/2011	12/4/2018	25,000	24,905	25,000
The Octave Music Group, Inc. (fka TouchTunes) (11)	Media	L+825	1.00%	9.62%	5/28/2015	5/27/2022	14,000	13,852	14,000
Varilease Finance, Inc. (11)	Multi-Sector Holdings	L+825	1.00%	9.58%	8/22/2014	8/24/2020	48,000	47,548	48,000

Total Bank Debt/Senior Secured Loans								$554,504	$556,154

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index (9)	LIBOR Floor	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Life Science Senior Secured Loans
Achaogen, Inc. (5)(11)	Pharmaceuticals	L+699	1.00%	8.34%	8/5/2015	8/5/2019	$20,833	$21,783	$22,500
aTyr Pharma, Inc. (11)	Pharmaceuticals	P+410	—	8.35%	11/18/2016	11/18/2020	10,000	9,986	10,100
Axcella Health Inc. (11)	Pharmaceuticals	L+880	—	10.15%	8/7/2015	8/31/2019	20,000	20,600	20,900
Breathe Technologies, Inc. (11)	Health Care Equipment & Supplies	L+830	—	9.65%	11/5/2015	11/5/2019	15,000	16,774	16,800
CardioDx, Inc. (11)	Health Care Providers & Services	P+670	—	11.20%	6/18/2015	4/1/2019	4,000	4,507	4,480
CardioFocus, Inc. (11)	Health Care Equipment & Supplies	L+750	—	8.88%	3/31/2017	7/1/2020	5,300	5,307	5,300
Cardiva Medical, Inc. (11)	Health Care Equipment & Supplies	L+865	0.63%	10.00%	2/2/2017	2/2/2021	9,000	9,125	9,045
CAS Medical Systems, Inc. (11)	Health Care Equipment & Supplies	L+875	—	10.10%	6/30/2016	7/1/2020	6,000	6,083	6,045
Cianna Medical, Inc. (11)	Health Care Equipment & Supplies	L+900	—	10.35%	9/28/2016	9/28/2020	7,500	7,613	7,556
Claret Medical, Inc. (11)	Health Care Equipment & Supplies	P+450	—	9.00%	11/22/2017	10/1/2020	5,000	4,947	4,933
Clinical Ink, Inc. (11)	Health Care Technology	L+850	0.70%	9.86%	3/8/2016	3/8/2020	5,056	5,153	5,056
Delphinus Medical Technologies, Inc. (11)	Health Care Equipment & Supplies	L+850	—	9.88%	8/18/2017	9/1/2021	3,750	3,664	3,722
Lumeris Solutions Company, LLC (11)	Health Care Technology	L+860	0.25%	9.98%	3/22/2017	2/1/2020	16,000	16,147	16,160
Mitralign, Inc. (11)	Health Care Equipment & Supplies	—	—	9.48%	4/22/2016	12/1/2018	833	843	829
Nabsys 2.0 LLC (11)	Life Sciences Tools & Services	—	—	8.90%	4/22/2016	10/13/2018	2,302	2,695	2,532
PQ Bypass, Inc. (11)	Health Care Equipment & Supplies	L+885	1.00%	10.20%	4/21/2016	4/21/2020	5,000	5,012	4,975
Rapid Micro Biosystems, Inc. (11)	Life Sciences Tools & Services	L+880	—	10.16%	6/30/2015	6/30/2019	15,360	16,126	15,322
scPharmaceuticals, Inc. (11)	Pharmaceuticals	L+845	—	9.83%	5/23/2017	5/1/2021	5,000	4,952	5,000
Scynexis, Inc. (11)	Pharmaceuticals	L+849	—	9.87%	9/30/2016	9/30/2020	15,000	15,049	14,850
SentreHeart, Inc. (11)	Health Care Equipment & Supplies	L+885	—	10.20%	11/15/2016	11/15/2020	10,000	9,958	10,000
Sunesis Pharmaceuticals, Inc. (11)	Pharmaceuticals	L+854	—	9.92%	3/31/2016	4/1/2020	3,750	3,765	3,769
Trevi Therapeutics, Inc. (11)	Pharmaceuticals	L+775	—	9.11%	12/29/2014	6/29/2018	2,406	2,786	2,623
Vapotherm, Inc. (11)	Health Care Equipment & Supplies	L+899	—	10.34%	11/16/2016	5/16/2021	20,000	20,040	20,450

Total Life Science Senior Secured Loans								$212,915	$212,947

Total Senior Secured Loans								$767,419	$769,101

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Equipment Financing — 23.7%
Althoff Crane Service, Inc. (11)(13)	Commercial Services & Supplies	10.55%	7/31/2017	6/8/2022	$1,526	$1,526	$1,526
BB578, LLC (11)(13)	Media	10.00%	7/31/2017	11/1/2021	801	801	821
Beverly Hills Limo and Corporate Coach, Inc. (11)(13)	Road & Rail	10.67%	7/31/2017	2/28/2018	38	38	37
Blue Star Materials II, LLC (11)(13)	Construction Materials	39.06%	7/31/2017	5/1/2018	102	102	102
Carl R. Bieber, Inc. (11)(13)	Hotels, Restaurants & Leisure	9.92%	7/31/2017	1/13/2024	1,363	1,363	1,347
Central Freight Lines, Inc. (11)(13)	Road & Rail	7.16%	7/31/2017	1/14/2024	1,979	1,979	1,940
Cfactor Leasing Corp. & CZM USA, Corp. (11)(13)	Machinery	12.00-12.05%	7/31/2017	5/31/2019-1/15/2021	2,090	2,090	2,135
Family First Freight, LLC (11)(13)	Road & Rail	10.11%	7/31/2017	1/22/2022	505	505	513
Georgia Jet, Inc. (11)(13)	Airlines	8.00%	12/4/2017	12/4/2021	2,918	2,918	2,918
Haljoe Coaches USA, LLC (11)(13)	Road & Rail	8.12-9.90%	7/31/2017	7/1/2022-11/17/2022	6,172	6,172	6,172
Hawkeye Contracting Company, LLC (11)(13)(14)	Oil, Gas & Consumable Fuels	10.00%	11/15/2017	11/15/2020	5,292	5,292	5,292
Knight Transfer Services, Inc. & Dumpstr Xpress, Inc. (11)(13)	Commercial Services & Supplies	12.05-12.76%	7/31/2017	4/11/2020-4/30/2020	852	852	854
Logicorp Enterprises, LLC (11)(13)	Road & Rail	12.18%	7/31/2017	2/3/2021	4,016	4,016	4,096
Marcal Manufacturing, LLC dba Soundview Paper Company, LLC (11)(13)	Paper & Forest Products	12.91-12.98%	7/31/2017	7/30/2022-10/25/2022	1,637	1,637	1,637
Meridian Consulting I Corp, Inc. (11)(13)	Hotels, Restaurants & Leisure	10.72%	7/31/2017	12/4/2021	3,784	3,784	3,873
Mountain Air Helicopters, Inc. (11)(13)	Commercial Services & Supplies	10.00%	7/31/2017	4/30/2022	1,882	1,882	1,882
OKK Equipment, LLC (11)(13)	Commercial Services & Supplies	10.15%	7/31/2017	8/27/2023	709	709	696
Reston Limousine & Travel Service, Inc. (11)(13)	Road & Rail	11.81%	9/13/2017	10/1/2021	1,868	1,895	1,868
Rossco Crane & Rigging, Inc. (11)(13)	Commercial Services & Supplies	11.53%	8/25/2017	9/1/2022	711	711	711
Royal Coach Lines, Inc. (11)(13)	Road & Rail	10.03%	7/31/2017	8/28/2018	364	364	361
RVR Air Charter, LLC & RVR Aviation, LLC (11)(13)	Airlines	12.00%	7/31/2017	1/1/2022	1,550	1,550	1,581
Santek Environmental, LLC (11)(13)	Commercial Services & Supplies	10.00%	7/31/2017	3/1/2021	154	154	153
Santek Environmental of Alabama, LLC (11)(13)	Commercial Services & Supplies	8.95-10.00%	7/31/2017	12/18/2020-11/29/2021	252	252	250
Sidelines Tree Service LLC (11)(13)	Diversified Consumer Services	10.31%-10.52%	7/31/2017	8/1/2022-10/1/2022	523	525	523
Southern Nevada Oral & Maxillofacial Surgery, LLC (11)(13)	Health Care Providers & Services	12.00%	7/31/2017	3/1/2024	1,521	1,521	1,544
Southwest Traders, Inc. (11)(13)	Road & Rail	9.13%	11/21/2017	11/1/2020	202	202	202
ST Coaches, LLC (11)(13)	Road & Rail	8.23-8.72%	7/31/2017	10/1/2022-11/18/2022	3,703	3,703	3,703
Sturgeon Services International Inc. (11)(13)	Energy Equipment & Services	17.21%	7/31/2017	2/28/2022	2,212	2,212	2,225

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate (1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Sun-Tech Leasing of Texas, L.P. (11)(13)	Road & Rail	8.68-10.60%	7/31/2017	5/4/2019-7/25/2021	1,253	1,253	1,252
Superior Transportation, Inc. (11)(13)	Road & Rail	9.77-10.26%	7/31/2017	4/23/2022-11/25/2022	3,451	3,451	3,423
The Smedley Company & Smedley Services, Inc. (11)(13)	Commercial Services & Supplies	11.63%	7/31/2017	2/10/2024	3,119	3,119	3,181
Tornado Bus Company (11)(13)	Road & Rail	10.78%	7/31/2017	9/1/2021	2,727	2,727	2,749
Waste Services of Tennessee, LLC (11)(13)	Commercial Services & Supplies	8.95-10.15%	7/31/2017	2/7/2021-11/29/2021	983	983	968
Waste Services of Texas, LLC (11)(13)	Commercial Services & Supplies	8.95%	7/31/2017	12/6/2021	190	190	185
WJV658, LLC (11)(13)	Airlines	8.50%	7/31/2017	7/1/2022	8,452	8,452	8,452
W.P.M., Inc., WPM-Southern, LLC, WPM Construction Services, Inc.(11)(13)	Construction & Engineering	7.50%	7/31/2017	10/1/2022	4,004	4,004	3,911

					Shares/ Units
NEF Holdings, LLC Equity Interests (3)(11)(12)	Multi-Sector Holdings		7/31/2017		200	145,000	145,500

Total Equipment Financing						$217,934	$218,583

Preferred Equity — 1.4%
SOAGG LLC (3)(5)(6)	Aerospace & Defense	8.00%	12/14/2010	6/30/2020	4,147	$4,147	$4,537
SOINT, LLC (3)(5)(6)	Aerospace & Defense	15.00%	6/8/2012	6/30/2020	77,014	7,701	8,300

Total Preferred Equity						$11,848	$12,837

Description	Industry	Acquisition Date	Shares/ Units	Cost	Fair Value
Common Equity/Equity Interests/Warrants — 50.0%
Ark Real Estate Partners LP (2)(3)(11)*	Diversified Real Estate Activities	3/12/2007	—	$527	$263
Ark Real Estate Partners II LP (2)(3)(11)*	Diversified Real Estate Activities	10/23/2012	—	12	6
aTyr Pharma, Inc. Warrants (11)*	Pharmaceuticals	11/18/2016	88,792	106	73
B Riley Financial Inc. (5)	Research & Consulting Services	3/16/2007	38,015	2,684	688
CardioDx, Inc. Warrants (11)*	Health Care Providers & Services	6/18/2015	3,986	129	—
CardioFocus, Inc. Warrants (11)*	Health Care Equipment & Supplies	3/31/2017	440,816	51	43
CAS Medical Systems, Inc. Warrants (11)*	Health Care Equipment & Supplies	6/30/2016	48,491	38	—
Cianna Medical, Inc. Warrants (11)*	Health Care Equipment & Supplies	9/28/2016	112,158	47	39
Claret Medical, Inc. Warrants (11)*	Health Care Equipment & Supplies	11/22/2017	367,737	42	42
Conventus Orthopaedics, Inc. Warrants (11)*	Health Care Equipment & Supplies	6/15/2016	157,500	65	43
Crystal Financial LLC (3)(5)(11)	Diversified Financial Services	12/28/2012	280,303	280,737	303,200
Delphinus Medical Technologies, Inc. Warrants (11)*	Health Care Equipment & Supplies	8/18/2017	380,904	74	66
Essence Group Holdings Corporation (Lumeris) Warrants (11)*	Health Care Technology	3/22/2017	208,000	63	155
PQ Bypass, Inc. Warrants (11)*	Health Care Equipment & Supplies	4/21/2016	176,471	70	38
RD Holdco Inc. (Rug Doctor) (3)(11)*	Diversified Consumer Services	12/23/2013	231,177	15,683	10,102
RD Holdco Inc. (Rug Doctor) Class B (3)(11)*	Diversified Consumer Services	12/23/2013	522	5,216	5,216
RD Holdco Inc. (Rug Doctor) Warrants (3)(11)*	Diversified Consumer Services	12/23/2013	30,370	381	35

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Acquisition Date		Shares/ Units	Cost	Fair Value
Scynexis, Inc. Warrants (11)*	Pharmaceuticals	9/30/2016		122,435	105	3
Senior Secured Unitranche Loan Program LLC (3)(5)(11)	Asset Management	11/25/2015		—	89,716	88,736
Senior Secured Unitranche Loan Program II LLC (3)(5)(11)	Asset Management	8/5/2016		—	51,076	51,744
SentreHeart, Inc. Warrants (11)*	Health Care Equipment & Supplies	11/15/2016		261,825	126	79
Sunesis Pharmaceuticals, Inc. Warrants (11)*	Pharmaceuticals	3/31/2016		104,001	118	78

Total Common Equity/Equity Interests/Warrants					$447,066	$460,649

Total Investments (8) — 158.6%					$1,444,267	$1,461,170

			Maturity Date	Par Amount
Cash Equivalents — 15.7%
U.S. Treasury Bill	Government	12/28/2017	2/8/2018	$145,000	$144,826	$144,826

Total Investments & Cash Equivalents — 174.3%					$1,589,093	$1,605,996
Liabilities in Excess of Other Assets — (74.3%)						(684,391)

Net Assets — 100.0%						$921,605

(1)	Floating rate debt investments typically bear interest at a rate determined by reference to the London Interbank Offered Rate (“LIBOR”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current rate of interest in effect as of December 31, 2017.
(2)	Ark Real Estate Partners is held through SLRC ADI Corp., a wholly-owned taxable subsidiary.
(3)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the Investment Company Act of 1940 (“1940 Act”), due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these controlled investments are as follows:

Name of Issuer	Fair Value at December 31, 2016	Gross Additions	Gross Reductions	Realized Gain (Loss)		Change in Unrealized Gain (Loss)	Interest/ Dividend/ Other Income	Fair Value at December 31, 2017
Ark Real Estate Partners LP	$336	$—	$—	$(6	)†	$(73)	$—	$263
Ark Real Estate Partners II LP	8	—	—	—		(2)	—	6
AviatorCap SII, LLC I	497	—	487	—		—	31	10
Crystal Financial LLC	305,000	—	—	—		(1,800)	31,600	303,200
NEF Holdings, LLC	—	145,000	—	—		500	5,898	145,500
RD Holdco Inc. (Rug Doctor, common equity)	13,574	—	—	—		(3,472)	—	10,102
RD Holdco Inc. (Rug Doctor, class B)	5,216	—	—	—		—	—	5,216
RD Holdco Inc. (Rug Doctor, warrants)	168	—	—	—		(133)	—	35
Rug Doctor LLC	9,111	—	—	—		(92)	1,149	9,111
Senior Secured Unitranche Loan Program LLC (“SSLP”)	100,653	525	12,687	—		245	8,393	88,736
Senior Secured Unitranche Loan Program II LLC (“SSLP II”)	47,363	8,872	4,758	—		267	5,180	51,744
SOAGG LLC	5,806	—	1,476	—		207	394	4,537
SOINT, LLC	2,386	—	2,386	—		(6)	60	—
SOINT, LLC (preferred equity)	9,100	—	966	—		166	1,259	8,300

	$499,218	$154,397	$22,760	$(6)		$(4,193)	$53,964	$626,760

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

(4)	Denotes investments in which we are an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these affiliated investments are as follows:

Name of Issuer	Fair Value at December 31, 2016	Gross Additions	Gross Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Interest/ Dividend Income	Fair Value at December 31, 2017
Direct Buy Inc. (common equity)	$—	$—	$—	$—	$—	$—	$—
Direct Buy Inc. (senior secured loan)	777	333	11,439	(8,387)	7,734	—	—
DSW Group Holdings LLC	—	—	—	283 †	—	—	—

	$777	$333	$11,439	$(8,104)	$7,734	$—	$—

(5)	Indicates assets that the Company believes may not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940 (“1940 Act”), as amended. If we fail to invest a sufficient portion of our assets in qualifying assets, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act. As of December 31, 2017, on a fair value basis, non-qualifying assets in the portfolio represented 30.5% of the total assets of the Company.
(6)	Solar Capital Ltd.’s investments in SOAGG, LLC and SOINT, LLC include a two and one dollar investment in common shares, respectively.
(7)	Bishop Lifting Products, Inc., SEI Holding I Corporation, Singer Equities, Inc. & Hampton Rubber Company are co-borrowers.
(8)	Aggregate net unrealized appreciation for U.S. federal income tax purposes is $10,234; aggregate gross unrealized appreciation and depreciation for federal tax purposes is $27,742 and $17,508, respectively, based on a tax cost of $1,450,936. All of the Company’s investments are pledged as collateral against the borrowings outstanding on the revolving credit facility.
(9)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(10)	Spread is 12.25% Cash / 2.00% PIK.
(11)	Investment valued using significant unobservable inputs.
(12)	NEF Holdings, LLC is held through NEFCORP LLC, a wholly-owned consolidated taxable subsidiary and NEFPASS LLC, a wholly-owned consolidated subsidiary.
(13)	Indicates an investment that is wholly held by Solar Capital Ltd. through NEFPASS LLC.
(14)	Hawkeye Contracting Company, LLC, Eagle Creek Mining, LLC & Falcon Ridge Leasing, LLC are co-borrowers.
*	Non-income producing security.
†	Represents estimated change in receivable balance.
††	Investment contains a payment-in-kind (“PIK”) feature.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2017
Diversified Financial Services (Crystal Financial LLC)	20.7%
Multi-Sector Holdings (includes NEF Holdings, LLC)	13.2%
Asset Management (includes SSLP and SSLP II)	10.6%
Health Care Providers & Services	8.0%
Health Care Equipment & Supplies	6.2%
Pharmaceuticals	5.5%
Media	5.1%
Wireless Telecommunication Services	3.8%
Professional Services	3.5%
Communications Equipment	3.2%
Road & Rail	1.8%
Consumer Finance	1.7%
Diversified Consumer Services	1.7%
IT Services	1.7%
Trading Companies & Distributors	1.6%
Health Care Technology	1.5%
Thrifts & Mortgage Finance	1.4%
Life Sciences Tools & Services	1.2%
Chemicals	1.1%
Software	1.1%
Insurance	1.0%
Airlines	0.9%
Aerospace & Defense	0.9%
Commercial Services & Supplies	0.7%
Air Freight & Logistics	0.5%
Oil, Gas & Consumable Fuels	0.4%
Hotels, Restaurants & Leisure	0.4%
Construction & Engineering	0.3%
Energy Equipment & Services	0.1%
Machinery	0.1%
Paper & Forest Products	0.1%
Research & Consulting Services	0.0%
Diversified Real Estate Activities	0.0%
Construction Materials	0.0%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited)

March 31, 2018

(in thousands, except share amounts)

Note 1. Organization

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and commenced operations on March 13, 2007 with initial capital of $1,200,000 of which 47.04% was funded by affiliated parties.

Immediately prior to our initial public offering, through a series of transactions, Solar Capital Ltd. merged with Solar Capital LLC, leaving Solar Capital Ltd. as the surviving entity (the “Merger”). Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125,000 in senior unsecured notes to the existing Solar Capital LLC unit holders in connection with the Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Merger and as a result, the historical books and records of Solar Capital LLC have become the books and records of the surviving entity. The number of shares used to calculate weighted average shares for use in computations on a per share basis have been decreased retroactively by a factor of approximately 0.4022 for all periods prior to February 9, 2010. This factor represents the effective impact of the reduction in shares resulting from the Merger.

Solar Capital Ltd. (“Solar Capital”, the “Company”, “we”, “us” or “our”), a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, as the Company is an investment company, it continues to apply the guidance in FASB Accounting Standards Codification (“ASC”) Topic 946. In addition, for tax purposes, the Company has elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 9, 2010, Solar Capital priced its initial public offering, selling 5.68 million shares, including the underwriters’ over-allotment, at a price of $18.50 per share. Concurrent with this offering, the Company’s senior management purchased an additional 600,000 shares through a private placement, also at $18.50 per share.

The Company’s investment objective is to maximize both current income and capital appreciation through debt and equity investments. The Company invests primarily in leveraged middle market companies in the form of senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded.

Note 2. Significant Accounting Policies

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and include the accounts of the Company and certain wholly-owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated. Certain prior period amounts may have been reclassified to conform to the current period presentation.

Interim consolidated financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X, as appropriate. Accordingly, they may not include all of the information and notes required by GAAP for annual consolidated financial statements. GAAP requires management to make estimates and assumptions that affect the reported

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending on December 31, 2018.

In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements, have been included.

The significant accounting policies consistently followed by the Company are:

(a)	Investment transactions are accounted for on the trade date;

(b)	Under procedures established by our board of directors (the “Board”), we value investments, including certain senior secured debt, subordinated debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we may utilize independent third-party valuation firms to assist us in determining the fair value of material assets. Accordingly, such investments go through our multi-step valuation process as described below. In each such case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations. Debt investments with maturities of 60 days or less shall each be valued at cost plus accreted discount, or minus amortized premium, which is expected to approximate fair value, unless such valuation, in the judgment of Solar Capital Partners, LLC (the “Investment Adviser”), does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board. Such determination of fair values involves subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of the Investment Adviser;

(3)	independent valuation firms engaged by our Board conduct independent appraisals and review the Investment Adviser’s preliminary valuations and make their own independent assessment for all material assets;

(4)	the audit committee of the Board reviews the preliminary valuation of the Investment Adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm, if any, to reflect any comments; and

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

(5)	the Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm, if any, and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. However, in accordance with ASC 820-10, certain investments that qualify as investment companies in accordance with ASC 946, may be valued using net asset value as a practical expedient for fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation approaches to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the three months ended March 31, 2018, there has been no change to the Company’s valuation approaches or techniques and the nature of the related inputs considered in the valuation process.

ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The exercise of judgment is based in part on our knowledge of the asset class and our prior experience.

(c)	Gains or losses on investments are calculated by using the specific identification method.

(d)	The Company records dividend income and interest, adjusted for amortization of premium and accretion of discount, on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and we amortize such amounts into income using the effective interest method or on a straight-line basis, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record call premiums received on loans repaid as interest income when we receive such amounts. Capital structuring fees, amendment fees, consent fees, and any other non-recurring fee income as well as management fee and other fee income for services rendered, if any, are recorded as other income when earned.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

(e)	The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all U.S. federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on such estimated excess taxable income as appropriate.

(f)	Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are typically reclassified among the Company’s capital accounts annually. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

(g)	Distributions to common stockholders are recorded as of the record date. The amount to be paid out as a distribution is determined by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

(h)	In accordance with Regulation S-X and ASC Topic 810 — Consolidation, the Company consolidates its interest in investment company subsidiaries, financing subsidiaries and certain wholly-owned holding companies that serve to facilitate investment in portfolio companies. In addition, the Company may also consolidate any controlled operating companies substantially all of whose business consists of providing services to the Company.

(i)	The accounting records of the Company are maintained in U.S. dollars. Any assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company will not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations would be included with the net unrealized gain or loss from investments. The Company’s investments in foreign securities, if any, may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments in terms of U.S. dollars and therefore the earnings of the Company.

(j)	The Company has made an irrevocable election to apply the fair value option of accounting to its senior secured credit facility (the “Credit Facility”) and its unsecured senior notes due 2022 (the “2022 Unsecured Notes”) (see note 6 and 8), in accordance with ASC 825-10.

(k)	In accordance with ASC 835-30, the Company records origination and other expenses related to certain debt issuances as a direct deduction from the carrying amount of the debt liability. These expenses are deferred and amortized using either the effective interest method or the straight-line method over the stated life. The straight-line method may be used on revolving facilities and when it approximates the effective yield method.

(l)	The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(m)	The Company records expenses related to shelf registration statements and applicable equity offering costs as prepaid assets. These expenses are typically charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25. Certain subsequent costs are expensed per the AICPA Audit & Accounting Guide for Investment Companies.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

(n)	Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more (90 days or more for equipment financing) and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on such investments may be recognized as income or applied to principal depending on management’s judgment.

(o)	The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less would qualify, with limited exceptions. The Company believes that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Recent Accounting Pronouncements

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, which amends FASB ASC 230. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. For public business entities, the amendments were effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company has adopted ASU 2016-18 and determined that the adoption has not had a material impact on its consolidated financial statements and disclosures.

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which will amend FASB ASC 310-20. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium, generally requiring the premium to be amortized to the earliest call date. For public business entities, the amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASU 2017-08 on its consolidated financial statements and disclosures.

In May 2014, the FASB issued ASC 606, Revenue From Contracts With Customers, originally effective for public business entities with annual reporting periods beginning after December 15, 2016. On August 12, 2015, the FASB issued an ASU, Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASC 606 for one year. ASC 606 provides accounting guidance related to revenue from contracts with customers. For public business entities, ASC 606 was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. The Company has adopted ASC 606 and determined that the adoption has not had a material impact on its consolidated financial statements and disclosures.

Note 3. Agreements

Solar Capital has an Advisory Agreement with the Investment Adviser, under which the Investment Adviser will manage the day-to-day operations of, and provide investment advisory services to, Solar Capital. For

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components — a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 1.75%. Prior to January 1, 2018, the annual rate was 2.00%. For purposes of computing the base management fee, gross assets exclude temporary assets acquired at the end of each fiscal quarter for purposes of preserving investment flexibility in the next fiscal quarter. Temporary assets include, but are not limited to, U.S. treasury bills, other short-term U.S. government or government agency securities, repurchase agreements or cash borrowings.

The performance-based incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the performance-based incentive fee). Pre-incentive fee net investment income does not include any realized capital gains or losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Solar Capital pays the Investment Adviser a performance-based incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no performance-based incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

The second part of the performance-based incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all net capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For financial statement purposes, the second part of the performance-based incentive fee is accrued based upon 20% of cumulative net realized gains and net unrealized capital appreciation. No accrual was required for the three months ended March 31, 2018 and 2017.

For the three months ended March 31, 2018 and 2017, the Company recognized $6,473 and $6,719, respectively, in base management fees and $4,714 and $4,083, respectively, in performance-based incentive fees.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services to Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance. The Company typically reimburses the Administrator on a quarterly basis.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

For the three months ended March 31, 2018 and 2017, the Company recognized expenses under the Administration Agreement of $1,286 and $1,335, respectively. No managerial assistance fees were accrued or collected for the three months ended March 31, 2018 and 2017.

Note 4. Net Asset Value Per Share

At March 31, 2018, the Company’s total net assets and net asset value per share were $924,326 and $21.87, respectively. This compares to total net assets and net asset value per share at December 31, 2017 of $921,605 and $21.81, respectively.

Note 5. Earnings Per Share

The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations, pursuant to ASC 260-10, for the three months ended March 31, 2018 and 2017:

	Three months ended March 31,
	2018	2017
Earnings per share (basic & diluted)
Numerator — net increase in net assets resulting from operations:	$20,048	$17,158
Denominator — weighted average shares:	42,260,826	42,248,525
Earnings per share:	$0.47	$0.41

Note 6. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuations used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access.

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability; and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

management’s and, if applicable, an independent third-party valuation firm’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3).

Gains and losses for assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Such reclassifications are reported as transfers in/out of the appropriate category as of the end of the quarter in which the reclassifications occur.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis, as of March 31, 2018 and December 31, 2017:

Fair Value Measurements

As of March 31, 2018

	Level 1	Level 2	Level 3	Measured at Net Asset Value*	Total
Assets:
Senior Secured Loans	$—	$25,768	$722,944	$—	$748,712
Equipment Financing	—	—	241,580	—	241,580
Preferred Equity	—	—	12,051	—	12,051
Common Equity/Equity Interests/Warrants	741	—	318,972	149,861	469,574

Total Investments	$741	$25,768	$1,295,547	$149,861	$1,471,917

Liabilities:
Credit Facility and 2022 Unsecured Notes	$—	$—	$449,500	$—	$449,500

*	In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities. The two portfolio investments in this category are SSLP and SSLP II. See Note 12 & 13, respectively, for more information on these investments, including their investment strategies and the Company’s unfunded equity commitments to SSLP and SSLP II. Neither of these investments are redeemable by the Company absent an election by the members of the entities to liquidate all investments and distribute the proceeds to the members.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Fair Value Measurements

As of December 31, 2017

	Level 1	Level 2	Level 3	Measured at Net Asset Value*	Total
Assets:
Senior Secured Loans	$—	$25,770	$743,331	$—	$769,101
Equipment Financing	—	—	218,583	—	218,583
Preferred Equity	—	—	12,837	—	12,837
Common Equity/Equity Interests/Warrants	688	—	319,481	140,480	460,649

Total Investments	$688	$25,770	$1,294,232	$140,480	$1,461,170

Liabilities:
Credit Facility and 2022 Unsecured Notes	$—	$—	$445,600	$—	$445,600

*	In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities. The two portfolio investments in this category are SSLP and SSLP II. See Note 12 & 13, respectively, for more information on these investments, including their investment strategies and the Company’s unfunded equity commitments to SSLP and SSLP II. Neither of these investments are redeemable by the Company absent an election by the members of the entities to liquidate all investments and distribute the proceeds to the members.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three months ended March 31, 2018 and the year ended December 31, 2017 as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at March 31, 2018 and December 31, 2017:

Fair Value Measurements Using Level 3 Inputs

	Senior Secured Loans	Equipment Financing	Preferred Equity	Common Equity/ Equity Interests/ Warrants	Total
Fair value, December 31, 2017	$743,331	$218,583	$12,837	$319,481	$1,294,232
Total gains or losses included in earnings:
Net realized gain (loss)	213	—	—	—	213
Net change in unrealized gain (loss)	2,061	(51)	95	(558)	1,547
Purchase of investment securities	112,781	26,730	—	49	139,560
Proceeds from dispositions of investment securities.	(135,442)	(3,682)	(881)	—	(140,005)
Transfers in/out of Level 3	—	—	—	—	—

Fair value, March 31, 2018	$722,944	$241,580	$12,051	$318,972	$1,295,547

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss)	$3,515	$(52)	$95	$(558)	$3,000

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

During the three months ended March 31, 2018, there were no transfers in and out of Levels 1 and 2.

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3) for the three months ended March 31, 2018:

Credit Facility and 2022 Unsecured Notes	For the three months ended March 31, 2018
Beginning fair value	$445,600
Net realized (gain) loss	—
Net change in unrealized (gain) loss	—
Borrowings	130,700
Repayments	(126,800)
Transfers in/out of Level 3	—

Ending fair value	$449,500

The Company has made an irrevocable election to apply the fair value option of accounting to the Credit Facility and the 2022 Unsecured Notes, in accordance with ASC 825-10. On March 31, 2018, there were borrowings of $299,500 and $150,000, respectively, on the Credit Facility and the 2022 Unsecured Notes.

Fair Value Measurements Using Level 3 Inputs

	Senior Secured Loans	Equipment Financing	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Equity Interests/ Warrants
Fair value, December 31, 2016	$759,510	$—	$28,059	$14,906	$324,842
Total gains or losses included in earnings:
Net realized gain (loss)	(9,547)	—	—	—	—
Net change in unrealized gain (loss)	18,455	649	(122)	372	(5,661)
Purchase of investment securities	246,367	224,468	36	—	300
Proceeds from dispositions of investment securities.	(271,454)	(6,534)	(27,973)	(2,441)	—
Transfers in/out of Level 3	—	—	—	—	—

Fair value, December 31, 2017	$743,331	$218,583	$—	$12,837	$319,481

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss)	$9,046	$649	$—	$372	$(5,661)

During the year ended December 31, 2017, there were no transfers in and out of Levels 1 and 2.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3) for the year ended December 31, 2017:

Credit Facility, Senior Secured Notes and 2022 Unsecured Notes	For the year ended December 31, 2017
Beginning fair value	$290,200
Net realized (gain) loss	—
Net change in unrealized (gain) loss	—
Borrowings	861,400
Repayments	(706,000)
Transfers in/out of Level 3	—

Ending fair value	$445,600

The Company has made an irrevocable election to apply the fair value option of accounting to the Credit Facility and the 2022 Unsecured Notes, in accordance with ASC 825-10. On December 31, 2017, there were borrowings of $295,600 and $150,000, respectively, on the Credit Facility and the 2022 Unsecured Notes. The Company used an independent third-party valuation firm to assist in measuring the fair value of the Credit Facility and the 2022 Unsecured Notes.

Quantitative Information about Level 3 Fair Value Measurements

The Company typically determines the fair value of its performing debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with an investment. Among other factors, a significant determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 assets and liabilities primarily reflect current market yields, including indices, and readily available quotes from brokers, dealers, and pricing services as indicated by comparable assets and liabilities, as well as enterprise values, returns on equity and earnings before income taxes, depreciation and amortization (“EBITDA”) multiples of similar companies, and comparable market transactions for equity securities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Quantitative information about the Company’s Level 3 asset and liability fair value measurements as of March 31, 2018 is summarized in the table below:

	Asset or Liability	Fair Value at March 31, 2018	Principal Valuation Technique/Methodology	Unobservable Input	Range (Weighted Average)
Senior Secured Loans	Asset	$722,944	Yield Analysis	Market Yield	6.9% - 21.1% (11.3%)
Equipment Financing	Asset	$96,580	Yield Analysis	Market Yield	7.2% - 39.1% (10.2%)
		$145,000	Enterprise Value	Return on Equity	8.7% - 8.7% (8.7%)
Preferred Equity	Asset	$12,051	Yield Analysis	Market Yield	6.0% - 13.1% (10.6%)
Common Equity/Equity Interests/Warrants	Asset	$18,972	Enterprise Value	EBITDA Multiple	5.5x - 6.5x (6.3x)
		$300,000	Enterprise Value	Return on Equity	7.3% - 13.0% (9.8%)
Credit Facility	Liability	$299,500	Yield Analysis	Market Yield	L+1.4% - L+4.8% (L+2.0%)
2022 Unsecured Notes	Liability	$150,000	Yield Analysis	Market Yield	4.5% - 4.9% (4.5%)

Quantitative information about the Company’s Level 3 asset and liability fair value measurements as of December 31, 2017 is summarized in the table below:

	Asset or Liability	Fair Value at December 31, 2017	Principal Valuation Technique/Methodology	Unobservable Input	Range (Weighted Average)
Senior Secured Loans	Asset	$743,331	Yield Analysis	Market Yield	7.6% - 22.8% (11.2%)
Equipment Financing	Asset	$73,083	Yield Analysis	Market Yield	7.6% - 39.1% (10.0%)
		$145,500	Enterprise Value	Return on Equity	11.8% - 11.8% (11.8%)
Preferred Equity	Asset	$12,837	Yield Analysis	Market Yield	6.2% - 13.4% (10.9%)
Common Equity/Equity Interests/Warrants	Asset	$16,281	Enterprise Value	EBITDA Multiple	5.5x - 6.5x (6.3x)
		$303,200	Enterprise Value	Return on Equity	7.3% - 14.0% (14.0%)
Credit Facility	Liability	$295,600	Yield Analysis	Market Yield	L+1.4% - L+4.8% (L+2.0%)
2022 Unsecured Notes	Liability	$150,000	Yield Analysis	Market Yield	4.5% - 4.9% (4.5%)

Significant increases or decreases in any of the above unobservable inputs in isolation, including unobservable inputs used in deriving bid-ask spreads, if applicable, could result in significantly lower or higher fair value measurements for such assets and liabilities.

Note 7. Derivatives

The Company may be exposed to foreign exchange risk through its investments denominated in foreign currencies, if any. The Company may mitigate this risk through the use of foreign currency forward contracts, borrowing in local currency under its Credit Facility, or similar borrowing. As an investment company, all changes in the fair value of assets, including changes caused by foreign currency fluctuation, flow through current earnings.

As of March 31, 2018 and December 31, 2017, there were no open forward foreign currency contracts outstanding. The Company also had no derivatives designated as hedging instruments at March 31, 2018 and December 31, 2017.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Note 8. Debt

Unsecured Notes

On December 28, 2017, the Company closed a private offering of $21,000 of unsecured tranche c notes due 2022 (the “2022 Tranche C Notes”) with a fixed interest rate of 4.50% and a maturity date of December 28, 2022. Interest on the 2022 Tranche C Notes is due semi-annually on June 28 and December 28. The 2022 Tranche C Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 22, 2017, we issued $75,000 in aggregate principal amount of publicly registered unsecured senior notes due 2023 (the “2023 Unsecured Notes”) for net proceeds of $73,846. Interest on the 2023 Unsecured Notes is paid semi-annually on January 20 and June 20, at a rate of 4.50% per year, commencing on January 20, 2018. The 2023 Unsecured Notes mature on January 20, 2023.

On February 15, 2017, the Company closed a private offering of $100,000 of additional 2022 Unsecured Notes with a fixed interest rate of 4.60% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 8, 2016, the Company closed a private offering of $50,000 of the 2022 Unsecured Notes with a fixed interest rate of 4.40% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

Revolving and Term Loan Facility

On September 30, 2016, the Company entered into a second Credit Facility amendment. Post amendment, the Credit Facility was composed of $505,000 of revolving credit and $50,000 of term loans. Borrowings generally bear interest at a rate per annum equal to the base rate plus a range of 2.00-2.25% or the alternate base rate plus 1.00%-1.25%. The Credit Facility has no LIBOR floor requirement. The Credit Facility matures in September 2021 and includes ratable amortization in the final year. The Credit Facility may be increased up to $800,000 with additional new lenders or an increase in commitments from current lenders. The Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Credit Facility contains certain financial covenants that among other things, requires the Company to maintain a minimum shareholder’s equity and a minimum asset coverage ratio. The Company also pays issuers of funded term loans quarterly in arrears a commitment fee at the rate of 0.25% per annum on the average daily outstanding balance. On February 23, 2017, the Company prepaid its two non-extending lenders and terminated their commitments, reducing total outstanding revolving credit commitments by $110,000 to $395,000. At March 31, 2018, outstanding USD equivalent borrowings under the Credit Facility totaled $299,500, composed of $249,500 of revolving credit and $50,000 of term loans.

Certain covenants on our issued debt may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

The Company has made an irrevocable election to apply the fair value option of accounting to its Credit Facility and 2022 Unsecured Notes, in accordance with ASC 825-10. We believe accounting for the Credit

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Facility and 2022 Unsecured Notes at fair value better aligns the measurement methodologies of assets and liabilities, which may mitigate certain earnings volatility. ASC 825-10 requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and the 2022 Unsecured Notes are reported in the Consolidated Statement of Operations.

The average annualized interest cost for all borrowings for the three months ended March 31, 2018 and the year ended December 31, 2017 was 4.11% and 4.73%, respectively. These costs are exclusive of other credit facility expenses such as unused fees, agency fees and other prepaid expenses related to establishing and/or amending the Credit Facility, the 2022 Unsecured Notes, the Tranche C Notes and the 2023 Unsecured Notes (collectively the “Credit Facilities”), if any. During the year ended December 31, 2017, the Company expensed $591 in conjunction with the February 2017 issue of 2022 Unsecured Notes. The maximum amounts borrowed on the Credit Facilities during the three months ended March 31, 2018 and the year ended December 31, 2017 were $592,600 and $606,600, respectively.

Note 9. Financial Highlights and Senior Securities Table

The following is a schedule of financial highlights for the three months ended March 31, 2018 and for the year ended December 31, 2017:

	Three months ended March 31, 2018 (unaudited)	Year ended December 31, 2017
Per Share Data: (a)
Net asset value, beginning of year	$21.81	$21.74

Net investment income	0.45	1.62
Net realized and unrealized gain	0.02	0.05

Net increase in net assets resulting from operations	0.47	1.67
Distributions to stockholders:
From net investment income	(0.41)	(1.60)

Net asset value, end of period	$21.87	$21.81

Per share market value, end of period	$20.31	$20.21
Total Return (b)	2.52%	4.47%
Net assets, end of period	$924,326	$921,605
Shares outstanding, end of period	42,260,826	42,260,826
Ratios to average net assets (c):
Net investment income	2.05%	7.43%

Operating expenses	1.54%	5.80%
Interest and other credit facility expenses	0.64%	2.35%*

Total expenses	2.18%	8.15%

Average debt outstanding	$556,286	$414,264
Portfolio turnover ratio	9.6%	24.9%

(a)	Calculated using the average shares outstanding method.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

(b)	Total return is based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan. Total return does not include a sales load.
(c)	Not annualized for periods less than one year.
*	Ratio shown without the non-recurring costs associated with the establishment of the 2022 Unsecured Notes would be 2.29% for the period shown.

Information about our senior securities is shown in the following table as of each year ended December 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Revolving Credit Facility
Fiscal 2018 (through March 31, 2018)	$249,500	$1,232	—		N/A
Fiscal 2017	245,600	1,225	—		N/A
Fiscal 2016	115,200	990	—		N/A
Fiscal 2015	207,900	1,459	—		N/A
Fiscal 2014	—	—	—		N/A
Fiscal 2013	—	—	—		N/A
Fiscal 2012	264,452	1,510	—		N/A
Fiscal 2011	201,355	3,757	—		N/A
Fiscal 2010	400,000	2,668	—		N/A
Fiscal 2009	88,114	8,920	—		N/A
2022 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$150,000	$741	—		N/A
Fiscal 2017	150,000	748	—		N/A
Fiscal 2016	50,000	430	—		N/A
2022 Tranche C Notes
Fiscal 2018 (through March 31, 2018)	$21,000	$104	—		N/A
Fiscal 2017	21,000	105	—		N/A
2023 Unsecured Notes
Fiscal 2018 (through March 31, 2018)	$75,000	$370	—		N/A
Fiscal 2017	75,000	374	—		N/A
2042 Unsecured Notes
Fiscal 2017	$—	$—	—	$	N/A
Fiscal 2016	100,000	859	—		1,002
Fiscal 2015	100,000	702	—		982
Fiscal 2014	100,000	2,294	—		943
Fiscal 2013	100,000	2,411	—		934
Fiscal 2012	100,000	571	—		923
Senior Secured Notes
Fiscal 2017	$—	$—	—		N/A
Fiscal 2016	75,000	645	—		N/A
Fiscal 2015	75,000	527	—		N/A
Fiscal 2014	75,000	1,721	—		N/A
Fiscal 2013	75,000	1,808	—		N/A
Fiscal 2012	75,000	428	—		N/A

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Class and Year	Total Amount Outstanding (1)	Asset Coverage Per Unit (2)	Involuntary Liquidating Preference Per Unit (3)	Average Market Value Per Unit (4)
Term Loans
Fiscal 2018 (through March 31, 2018)	$50,000	$247	—	N/A
Fiscal 2017	50,000	250	—	N/A
Fiscal 2016	50,000	430	—	N/A
Fiscal 2015	50,000	351	—	N/A
Fiscal 2014	50,000	1,147	—	N/A
Fiscal 2013	50,000	1,206	—	N/A
Fiscal 2012	50,000	285	—	N/A
Fiscal 2011	35,000	653	—	N/A
Fiscal 2010	35,000	233	—	N/A

Total Senior Securities
Fiscal 2018 (through March 31, 2018)	$545,500	$2,694	—	N/A
Fiscal 2017	541,600	2,702	—	N/A
Fiscal 2016	390,200	3,354	—	N/A
Fiscal 2015	432,900	3,039	—	N/A
Fiscal 2014	225,000	5,162	—	N/A
Fiscal 2013	225,000	5,425	—	N/A
Fiscal 2012	489,452	2,794	—	N/A
Fiscal 2011	236,355	4,410	—	N/A
Fiscal 2010	435,000	2,901	—	N/A
Fiscal 2009	88,114	8,920	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by all senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit is allocated based on the amount outstanding in each class of debt at the end of the period. As of March 31, 2018, asset coverage was 269.4%.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable except for the 2042 Unsecured Notes which were publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit. The average market value for the fiscal 2018, 2017, 2016, 2015, 2014, 2013 and 2012 periods was N/A, N/A, $101,360, $100,175, $98,196, $94,301, $93,392, and $92,302, respectively.

Note 10. Crystal Financial LLC

On December 28, 2012, we completed the acquisition of Crystal Capital Financial Holdings LLC (“Crystal Financial”), a commercial finance company focused on providing asset-based and other secured financing solutions (the “Crystal Acquisition”). We invested $275,000 in cash to effect the Crystal Acquisition. Crystal Financial owned approximately 98% of the outstanding ownership interest in Crystal Financial LLC. The remaining financial interest was held by various employees of Crystal Financial LLC, through their investment in Crystal Management LP. Crystal Financial LLC had a diversified portfolio of 23 loans having a total par value of

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

approximately $400,000 at November 30, 2012 and a $275,000 committed revolving credit facility. On January 27, 2014, the revolving credit facility was expanded to $300,000. On March 31, 2014, we exchanged $137,500 of our equity interest in Crystal Financial in exchange for $137,500 in floating rate senior secured notes in Crystal Financial bearing interest at LIBOR plus 9.50%, maturing on March 31, 2019. On May 18, 2015, the revolving credit facility was expanded to $350,000. Our financial statements, including our schedule of investments, reflected our investments in Crystal Financial on a consolidated basis. On July 28, 2016, the Company purchased Crystal Management LP’s approximately 2% equity interest in Crystal Financial LLC for approximately $5,737. Upon the closing of this transaction, the Company holds 100% of the equity interest in Crystal Financial LLC. On September 30, 2016, Crystal Capital Financial Holdings LLC was dissolved. On March 20, 2018, the revolving credit facility was amended, reducing commitments to $275,000.

As of March 31, 2018 Crystal Financial LLC had 27 funded commitments to 24 different issuers with a total par value of approximately $350,289 on total assets of $413,337. As of December 31, 2017, Crystal Financial LLC had 27 funded commitments to 23 different issuers with a total par value of approximately $300,876 on total assets of $448,465. As of March 31, 2018 and December 31, 2017, the largest loan outstanding totaled $37,332 and $35,954, respectively. For the same periods, the average exposure per issuer was $14,595 and $13,082, respectively. Crystal Financial LLC’s credit facility, which is non-recourse to Solar Capital, had approximately $138,332 and $176,454 of borrowings outstanding at March 31, 2018 and December 31, 2017, respectively. For the three months ended March 31, 2018 and 2017, Crystal Financial LLC had net income of $4,480 and $7,839, respectively, on gross income of $9,388 and $12,260, respectively. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions.

Note 11. Commitments and Contingencies

The Company had unfunded debt and equity commitments to various revolving and delayed draw loans as well as to Crystal Financial LLC. The total amount of these unfunded commitments as of March 31, 2018 and December 31, 2017 is $68,706 and $62,044, respectively, comprised of the following:

	March 31, 2018	December 31, 2017
Crystal Financial LLC*	$44,263	$44,263
Breathe Technologies, Inc	8,000	—
Corindus Vascular Robotics, Inc.	6,217	—
Delphinus Medical Technologies, Inc.	3,750	3,750
MRI Software LLC	1,785	2,361
Datto, Inc	1,683	1,683
Radiology Partners, Inc	1,078	878
CardioFocus, Inc	1,000	1,000
South Texas Oilfield Services, LLC	930	—
Alera Group Intermediate Holdings, Inc	—	3,885
Accentcare, Inc	—	3,397
WJV658, LLC	—	827

Total Commitments	$68,706	$62,044

*	The Company controls the funding of the Crystal Financial LLC commitment and may cancel it at its discretion.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

As of March 31, 2018 and December 31, 2017, the Company had sufficient cash available and/or liquid securities available to fund its commitments as well as the commitments to Senior Secured Unitranche Loan Program LLC (“SSLP”) disclosed in Note 12, Senior Secured Unitranche Loan Program II LLC (“SSLP II”) disclosed in Note 13 and Solar Life Science Program LLC (“LSJV”) disclosed in Note 14.

Note 12. Senior Secured Unitranche Loan Program LLC

On September 2, 2014, the Company entered into a limited liability company agreement with an affiliate (the “Investor”) of a fund managed by Pacific Investment Management Company LLC (“PIMCO”) to co-invest in middle market senior secured unitranche loans sourced by the same origination platform used by the Company. Initial funding commitments to the unitranche strategy total $600,000, consisting of direct equity investments and co-investment commitments as described below. The joint venture vehicle known as the SSLP is structured as an unconsolidated Delaware limited liability company. The Company and the Investor initially made equity commitments to the SSLP of $300,000 and $43,250, respectively. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and PIMCO (with approval from a representative of each required).

On October 15, 2015, the Company entered into an amended and restated limited liability company agreement for its SSLP to add Voya Investment Management LLC (“Voya”), part of Voya Financial, Inc. (NYSE: VOYA), as a partner in SSLP in place of the investor that was previously the Company’s partner in SSLP, though this investor may still co-invest up to $300,000 of equity in unitranche loans alongside SSLP. This joint venture is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. In addition to the Company’s prior equity commitment of $300,000 to SSLP, Voya has made an initial equity commitment of $25,000 to SSLP, with the ability to upsize.

On November 2, 2015, the Company assigned $125,000 of its $300,000 commitment to SSLP to Senior Secured Unitranche Loan Program II LLC (“SSLP II”), a Delaware limited liability company.

On November 25, 2015, SSLP commenced operations. On June 30, 2016, SSLP as transferor and SSLP 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP, as borrower entered into a $200,000 senior secured revolving credit facility (the “SSLP Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP Facility. The SSLP Facility is scheduled to mature on June 30, 2021. The SSLP Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP and SSLP 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP Facility also includes usual and customary events of default for credit facilities of this nature. There were $77,248 and $74,248 of borrowings outstanding as of March 31, 2018 and December 31, 2017, respectively. As of March 31, 2018 and December 31, 2017, the Company and Voya had contributed combined equity capital in the amount of $108,693 and $102,533, respectively. Of the $108,693 of contributed equity capital at March 31, 2018, the Company contributed $29,884 in the form of investments and $65,222 in the form of cash and Voya contributed $13,587 in the form of cash. As of March 31, 2018, the Company and Voya’s remaining commitments to SSLP totaled $79,894 and $11,413, respectively. The Company, along with Voya, controls the funding of SSLP and SSLP may not call the unfunded commitments without approval of both the Company and Voya.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

As of March 31, 2018 and December 31, 2017, SSLP had total assets of $187,992 and $179,241, respectively. For the same periods, SSLP’s portfolio consisted of floating rate senior secured loans to 10 and 10 different borrowers, respectively. For the three months ended March 31, 2018 and March 31, 2017, SSLP invested $23,553 in 4 portfolio companies and $24,020 in 4 portfolio companies, respectively. Investments prepaid totaled $14,261 and $589 for the same periods, respectively. At March 31, 2018 and December 31, 2017, the weighted average yield of SSLP’s portfolio was 8.5% and 8.1%, respectively, measured at fair value and 8.4% and 8.1%, respectively, measured at cost.

SSLP Portfolio as of March 31, 2018

Description	Industry	Spread Above Index (1)	LIBOR Floor	Interest Rate (2)	Maturity Date	Par Amount	Cost	Fair Value (3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	7.13%	3/3/22	$14,573	$14,530	$14,573
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	7.16%	12/30/22	19,852	19,681	19,852
Alteon Health, LLC (fka Island Medical)	Health Care Providers & Services	L+550	1.00%	7.80%	9/1/22	13,674	13,557	12,854
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.84%	8/1/21	3,083	3,062	3,083
Falmouth Group Holdings Corp. (AMPAC) (4)	Chemicals	L+675	1.00%	8.63%	12/14/21	31,695	31,372	31,695
On Location Events, LLC & PrimeSport Holdings Inc. (4)	Media	L+550	1.00%	7.57%	9/29/21	19,681	19,459	19,533
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	7.19%	7/5/22	24,114	23,834	24,114
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.70%	12/16/22	11,850	11,753	10,665
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	6.55%	11/25/21	1,911	1,899	1,911
PSKW, LLC & PDR, LLC (4)	Health Care Providers & Services	L+826	1.00%	10.56%	11/25/21	22,250	21,945	21,805
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	8.56%	4/20/21	23,486	23,358	23,251

							$184,450	$183,336

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of March 31, 2018.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

SSLP Portfolio as of December 31, 2017 (audited)

Description	Industry	Spread Above Index (1)	LIBOR Floor	Interest Rate (2)	Maturity Date	Par Amount	Cost	Fair Value (3)
AccentCare, Inc. (4)	Health Care Providers & Services	L+525	1.00%	6.94%	3/3/22	$14,393	$14,350	$14,321
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	17,114	16,963	17,029
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	3,125	3,102	3,125
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	13,736	13,496	13,736
Falmouth Group Holdings Corp. (AMPAC) (4)	Chemicals	L+675	1.00%	8.44%	12/14/21	31,695	31,354	31,695
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	13,709	13,585	13,297
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	23,233	22,953	23,117
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	11,880	11,782	11,405
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	1,918	1,905	1,918
PSKW, LLC & PDR, LLC (4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	22,250	21,929	21,805
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	23,546	23,409	23,134

							$174,828	$174,582

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Below is certain summarized financial information for SSLP as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

	March 31, 2018	December 31, 2017
Selected Balance Sheet Information for SSLP:
Investments at fair value (cost $184,450 and $174,828, respectively)	$183,336	$174,582
Cash and other assets	4,656	4,659

Total assets	$187,992	$179,241

Debt outstanding	$77,248	$74,248
Distributions payable	2,200	2,200
Interest payable and other credit facility related expenses	1,254	1,161
Accrued expenses and other payables	174	219

Total liabilities	$80,876	$77,828

Members’ equity	$107,116	$101,413

Total liabilities and members’ equity	$187,992	$179,241

	Three months ended March 31, 2018	Three months ended March 31, 2017
Selected Income Statement Information for SSLP:
Interest income	$3,938	$3,447

Service fees*	$29	$31
Interest and other credit facility expenses	1,254	781
Other general and administrative expenses	43	37

Total expenses	$1,326	$849

Net investment income	$2,612	$2,598

Net change in unrealized gain (loss) on investments	(868)	(26)

Net income	$1,744	$2,572

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.

Note 13. Senior Secured Unitranche Loan Program II LLC

On November 2, 2015, the Company assigned $125,000 of its $300,000 commitment to SSLP to SSLP II, a Delaware limited liability company. On August 5, 2016, the Company entered into an amended and restated limited liability company agreement with WFI Loanco, LLC (“WFI”) and SSLP II commenced operations. SSLP II is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. Also on August 5, 2016, the Company assigned $49,977 of its $125,000 commitment to SSLP II to Senior Secured Unitranche Loan Program III LLC (“SSLP III”), a newly formed Delaware limited liability company. SSLP III, which had not commenced operations, was wholly owned by Solar Capital Ltd. but could have brought in unaffiliated investors at a later date. The Company and WFI’s equity commitments to SSLP II now total $75,023 and $18,000, respectively.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

On November 15, 2016, SSLP II as transferor and SSLP II 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP II, as borrower entered into a $100,000 senior secured revolving credit facility (the “SSLP II Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP II Facility. The SSLP II Facility is scheduled to mature on November 15, 2021. The SSLP II Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP II and SSLP II 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP II Facility also includes usual and customary events of default for credit facilities of this nature. There were $52,568 and $48,788 of borrowings outstanding as of March 31, 2018 and December 31, 2017, respectively. As of March 31, 2018 and December 31, 2017, the Company and WFI contributed combined equity capital in the amount of $69,131 and $63,331, respectively. Of the $69,131 of contributed equity capital at March 31, 2018, the Company contributed $43,498 in the form of investments and $12,256 in the form of cash and WFI contributed $13,377 in the form of cash. As of March 31, 2018, the Company and WFI’s remaining commitments to SSLP II totaled $19,269 and $4,623, respectively. The Company, along with WFI, controls the funding of SSLP II and SSLP II may not call the unfunded commitments without approval of both the Company and WFI.

As of March 31, 2018 and December 31, 2017, SSLP II had total assets of $124,742 and $124,736, respectively. For the same periods, SSLP II’s portfolio consisted of floating rate senior secured loans to 14 and 15 different borrowers, respectively. For the three months ended March 31, 2018 and March 31, 2017, SSLP II invested $12,174 in 5 portfolio companies and $19,987 in 5 portfolio companies, respectively. Investments prepaid totaled $11,959 and $953 for the same periods, respectively. At March 31, 2018 and December 31, 2017, the weighted average yield of SSLP II’s portfolio was 8.4% and 8.0%, respectively, measured at fair value and 8.6% and 8.3%, respectively, measured at cost.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

SSLP II Portfolio as of March 31, 2018

Description	Industry	Spread Above Index (1)	LIBOR Floor	Interest Rate (2)	Maturity Date	Par Amount	Cost	Fair Value (3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	7.13%	3/3/22	$7,962	$7,928	$7,962
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	7.16%	12/30/22	7,694	7,628	7,694
Alteon Health, LLC (fka Island Medical)	Health Care Providers & Services	L+550	1.00%	7.80%	9/1/22	6,837	6,779	6,427
American Teleconferencing Services, Ltd. (PGI) (4)	Communications Equipment	L+650	1.00%	8.29%	12/8/21	13,668	12,651	13,599
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.84%	8/1/21	1,542	1,531	1,542
Falmouth Group Holdings Corp. (AMPAC) (4)	Chemicals	L+675	1.00%	8.63%	12/14/21	10,011	10,011	10,011
Global Holdings LLC & Payment Concepts LLC	Consumer Finance	L+650	1.00%	9.51%	5/5/22	9,223	9,065	9,223
Logix Holding Company, LLC	Communications Equipment	L+575	1.00%	7.60%	12/22/24	8,977	8,889	8,887
On Location Events, LLC & PrimeSport Holdings Inc. (4)	Media	L+550	1.00%	7.57%	9/29/21	9,840	9,730	9,766
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	7.19%	7/5/22	10,610	10,486	10,610
Polycom, Inc.	Communications Equipment	L+525	1.00%	7.04%	9/27/23	8,974	8,682	9,064
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.70%	12/16/22	9,875	9,794	8,887
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	6.55%	11/25/21	765	765	765
PSKW, LLC & PDR, LLC (4)	Health Care Providers & Services	L+826	1.00%	10.56%	11/25/21	8,900	8,780	8,722
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	8.56%	4/20/21	8,107	7,976	8,026

							$120,695	$121,185

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of March 31, 2018.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

SSLP II Portfolio as of December 31, 2017 (audited)

Description	Industry	Spread Above Index (1)	LIBOR Floor	Interest Rate (2)	Maturity Date	Par Amount	Cost	Fair Value (3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	6.94%	3/3/22	$7,863	$7,829	$7,824
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	6,418	6,361	6,386
American Teleconferencing Services, Ltd. (PGI) (4)	Communications Equipment	L+650	1.00%	7.90%	12/8/21	13,858	12,770	13,650
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	1,563	1,551	1,563
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	6,868	6,748	6,868
Falmouth Group Holdings Corp. (AMPAC) (4)	Chemicals	L+675	1.00%	8.44%	12/14/21	10,011	10,011	10,011
Global Holdings LLC & Payment Concepts LLC	Consumer Finance	L+650	1.00%	7.99%	5/5/22	9,341	9,173	9,341
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	6,854	6,793	6,649
Logix Holding Company, LLC	Communications Equipment	L+575	1.00%	7.28%	12/22/24	9,000	8,910	8,910
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	10,223	10,098	10,171
PetVet Care Centers, LLC	Health Care Facilities	L+600	1.00%	7.35%	6/8/23	3,444	3,412	3,478
Polycom, Inc.	Communications Equipment	L+525	1.00%	6.72%	9/27/23	9,449	9,130	9,546
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	9,900	9,818	9,504
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	767	767	767
PSKW, LLC & PDR, LLC (4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	8,900	8,774	8,722
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	8,128	7,987	7,986

							$120,132	$121,376

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

Below is certain summarized financial information for SSLP II as of March 31, 2018 and December 31, 2017 and for the three months ended March 31, 2018 and 2017:

	March 31, 2018	December 31, 2017
Selected Balance Sheet Information for SSLP II:
Investments at fair value (cost $120,695 and $120,132, respectively)	$121,185	$121,376
Cash and other assets	3,557	3,360

Total assets	$124,742	$124,736

Debt outstanding	$52,568	$48,788
Payable for investments purchased	—	9,281
Distributions payable	1,638	1,638
Interest payable and other credit facility related expenses	757	654
Accrued expenses and other payables	177	217

Total liabilities	$55,140	$60,578

Members’ equity	$69,602	$64,158

Total liabilities and members’ equity	$124,742	$124,736

	Three months ended March 31, 2018	Three months ended March 31, 2017
Selected Income Statement Information for SSLP II:
Interest income	$2,822	$2,091

Service fees*	$30	$24
Interest and other credit facility expenses	723	418
Other general and administrative expenses	33	25

Total expenses	$786	$467

Net investment income	$2,036	$1,624

Net change in unrealized gain (loss) on investments	(754)	303

Net income	$1,282	$1,927

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.

Note 14. Solar Life Science Program LLC

On February 22, 2017, the Company, through its commitment to SSLP III, and Solar Senior Capital Ltd. formed LSJV with an affiliate of Deerfield Management. SSLP III committed approximately $49,977 to LSJV. On March 10, 2017, SSLP III was dissolved. As of March 31, 2018, LSJV has not commenced operations.

Note 15. NEF Holdings, LLC

On July 31, 2017, we completed the acquisition of NEF Holdings, LLC (“NEF”), which conducts its business through its wholly-owned subsidiary Nations Equipment Finance, LLC. NEF is an independent

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (unaudited) (continued)

March 31, 2018

(in thousands, except share amounts)

equipment finance company that provides senior secured loans and leases primarily to U.S. based companies. We invested $209,866 in cash to effect the transaction, of which $145,000 was invested in the equity of NEF through our wholly-owned consolidated taxable subsidiary NEFCORP LLC and our wholly-owned consolidated subsidiary NEFPASS LLC and $64,866 was used to purchase certain leases and loans held by NEF through NEFPASS LLC. Concurrent with the transaction, NEF refinanced its existing senior secured credit facility into a $150,000 non-recourse facility with an accordion feature to expand up to $250,000. The maturity date of the facility is July 31, 2021. At July 31, 2017, NEF also had two securitizations outstanding, with an issued note balance of $94,587.

As of March 31, 2018, NEF had 209 funded equipment-backed leases and loans to 91 different customers with a total net investment in leases and loans of approximately $214,366 on total assets of $266,852. As of December 31, 2017, NEF had 223 funded equipment-backed leases and loans to 90 different customers with a total net investment in leases and loans of approximately $222,972 on total assets of $289,483. As of March 31, 2018 and December 31, 2017, the largest position outstanding totaled $27,072 and $15,959, respectively. For the same periods, the average exposure per customer was $2,356 and $2,477, respectively. NEF’s credit facility, which is non-recourse to Solar Capital, had approximately $83,833 and $71,010 of borrowings outstanding at March 31, 2018 and December 31, 2017, respectively. The securitization notes balance on March 31, 2018 and December 31, 2017 was $38,379 and $71,656, respectively. For the three months ended March 31, 2018, NEF had net income of $1,853 on gross income of $7,381. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions.

Note 16. Capital Share Transactions

As of March 31, 2018 and December 31, 2017, 200,000,000 shares of $0.01 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	Three months ended March 31, 2018	Year ended December 31, 2017	Three months ended March 31, 2018	Year ended December 31, 2017
Shares issued in reinvestment of distributions	—	12,301	$—	$280

Note 17. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued.

On April 30, 2018, the revolving credit commitments under the Company’s Credit Facility were expanded by $50,000 from $395,000 to $445,000.

On May 7, 2018, our Board declared a quarterly distribution of $0.41 per share payable on July 3, 2018 to holders of record as of June 21, 2018.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Solar Capital Ltd.:

Results of Review of Interim Financial Information

We have reviewed the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Solar Capital Ltd. (the Company) as of March 31, 2018, the related consolidated statements of operations for the three-month periods ended March 31, 2018 and 2017, the related consolidated statement of changes in net assets for the three-month period ended March 31, 2018, and the related consolidated statements of cash flows for the three-month periods ended March 31, 2018 and 2017, and the related notes (collectively, the consolidated interim financial information). Based on our reviews, we are not aware of any material modifications that should be made to the consolidated interim financial information for it to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Company as of December 31, 2017, the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated February 22, 2018, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2017, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities, including the consolidated schedule of investments, from which it has been derived.

Basis for Review Results

This consolidated interim financial information is the responsibility of the Company’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with the standards of the PCAOB. A review of consolidated interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/s/ KPMG LLP

New York, New York

May 7, 2018

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2017. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of consolidated financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the consolidated financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2017 based upon criteria in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of December 31, 2017 based on the criteria on Internal Control – Integrated Framework (2013) issued by COSO.

The effectiveness of the Company’s internal control over financial reporting as of December 31, 2017 has been audited by KPMG LLP, an independent registered public accounting firm, as stated in their report which appears herein.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors

Solar Capital Ltd.:

Opinions on the Consolidated Financial Statements and Internal Control Over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedule of investments, of Solar Capital Ltd. (and consolidated subsidiaries) (the Company) as of December 31, 2017 and 2016, the related consolidated statements of operations, changes in net assets, and cash flows for each of the years in the three-year period ended December 31, 2017, and the related notes (collectively, the consolidated financial statements). We also have audited the Company’s internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2017, based on criteria established in Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

Basis for Opinion

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying management’s report on internal control over financial reporting. Our responsibility is to express an opinion on the Company’s consolidated financial statements and an opinion on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 and 2016, by correspondence with the custodian, portfolio companies or agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control Over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ KPMG LLP

We have served as the auditor of one or more Solar Capital Partners, LLC (the Investment Advisor) investment companies since 2007.

New York, New York

February 22, 2018

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

(in thousands, except share amounts)

	December 31, 2017	December 31, 2016
Assets
Investments at fair value:
Companies less than 5% owned (cost: $835,041 and $815,955, respectively)	$834,410	$804,783
Companies 5% to 25% owned (cost: $0 and $8,511, respectively)	—	777
Companies more than 25% owned (cost: $609,226 and $477,491, respectively)	626,760	499,218
Cash	5,963	2,152
Cash equivalents (cost: $144,826 and $309,894, respectively)	144,826	309,894
Receivable for investments sold	6,160	13,602
Interest receivable	7,336	8,079
Dividends receivable	15,013	10,952
Other receivable	58	54
Prepaid expenses and other assets	1,039	1,036

Total assets	$1,641,565	$1,650,547

Liabilities
Revolving credit facility (see notes 6 and 8)	$245,600	$115,200
Unsecured senior notes due 2022 (see notes 6 and 8)	150,000	50,000
Unsecured tranche c senior notes due 2022 ($21,000 and $0 face amounts, respectively, reported net of unamortized debt issuance costs of $316 and $0, respectively. See note 8)	20,684	—
Unsecured senior notes due 2023 ($75,000 and $0 face amounts, respectively, reported net of unamortized debt issuance costs of $1,813 and $0, respectively. See note 8)	73,187	—
Unsecured senior notes due 2042 ($0 and $100,000 face amounts, respectively, reported net of unamortized debt issuance costs of $0 and $2,886, respectively. See note 8)	—	97,114
Senior secured notes (see notes 6 and 8)	—	75,000
Term loan (see notes 6 and 8)	50,000	50,000
Distributions payable	16,904	16,899
Payable for investments and cash equivalents purchased	145,118	309,894
Management fee payable (see note 3)	7,373	6,870
Performance-based incentive fee payable (see note 3)	4,660	4,412
Interest payable (see note 8)	2,485	2,225
Administrative services expense payable (see note 3)	2,756	3,289
Other liabilities and accrued expenses	1,193	1,137

Total liabilities	$719,960	$732,040

Commitments and contingencies (see notes 14, 15, 16 and 17)
Net Assets
Common stock, par value $0.01 per share, 200,000,000 and 200,000,000 common shares authorized, respectively, and 42,260,826 and 42,248,525 shares issued and outstanding, respectively	$423	$422
Paid-in capital in excess of par (see note 2f)	991,340	989,732
Distributions in excess of net investment income (see note 2f)	(13,319)	(11,847)
Accumulated net realized loss (see note 2f)	(73,742)	(62,621)
Net unrealized appreciation	16,903	2,821

Total net assets	$921,605	$918,507

Net Asset Value Per Share	$21.81	$21.74

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share amounts)

	Year ended December 31,
	2017	2016	2015
INVESTMENT INCOME:
Interest:
Companies less than 5% owned	$88,014	$108,386	$78,498
Companies more than 25% owned	1,222	1,835	2,604
Dividends:
Companies less than 5% owned	26	11	12
Companies more than 25% owned	52,496	40,649	33,947
Other income:
Companies less than 5% owned	1,334	828	477
Companies more than 25% owned	246	130	22

Total investment income	143,338	151,839	115,560

EXPENSES:
Management fees (see note 3)	27,409	28,115	24,678
Performance-based incentive fees (see note 3)	17,055	17,775	4,374
Interest and other credit facility expenses (see note 8)	21,666	24,571	15,598
Administrative services expense (see note 3)	5,215	5,990	5,081
Other general and administrative expenses	3,630	4,287	3,167

Total expenses	74,975	80,738	52,898
Performance-based incentive fees waived (see note 3)	—	—	(1,694)

Net expenses	74,975	80,738	51,204

Net investment income	$68,363	$71,101	$64,356

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CASH EQUIVALENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	$310	$609	$(3,510)
Companies 5% to 25% owned	(8,104)	197	(1,163)
Companies more than 25% owned	(6)	(30)	(147)

Net realized gain (loss) on investments and cash equivalents	(7,800)	776	(4,820)
Net realized loss on extinguishment of debt:	(2,782)	—	—
Net realized gain (loss) on foreign currencies:	(1,433)	—	(54)

Net realized gain (loss)	(12,015)	776	(4,874)

Net change in unrealized gain (loss) on investments and cash equivalents:
Companies less than 5% owned	10,541	28,093	(32,002)
Companies 5% to 25% owned	7,734	(456)	(3,413)
Companies more than 25% owned	(4,193)	7,301	(9,996)

Net change in unrealized gain (loss) on investments and cash equivalents	14,082	34,938	(45,411)
Net change in unrealized gain (loss) on foreign currencies	—	—	9

Net change in unrealized gain (loss)	14,082	34,938	(45,402)

Net realized and unrealized gain (loss) on investments, cash equivalents and foreign currencies	2,067	35,714	(50,276)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,430	$106,815	$14,080

EARNINGS PER SHARE (see note 5)	$1.67	$2.53	$0.33

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(in thousands, except share amounts)

	Year ended December 31,
	2017	2016	2015
Increase (decrease) in net assets resulting from operations:
Net investment income	$68,363	$71,101	$64,356
Net realized gain (loss)	(12,015)	776	(4,874)
Net change in unrealized gain (loss)	14,082	34,938	(45,402)

Net increase in net assets resulting from operations	70,430	106,815	14,080

Distributions to stockholders (see note 9a):
From net investment income	(67,612)	(67,598)	(67,944)

Capital transactions:
Reinvestment of distributions	280	—	—
Repurchases of common stock	—	(3,408)	(6)

Net increase (decrease) in net assets resulting from capital transactions	280	(3,408)	(6)

Total increase (decrease) in net assets	3,098	35,809	(53,870)
Net assets at beginning of year	918,507	882,698	936,568

Net assets at end of year(1)	$921,605	$918,507	$882,698

Capital share activity:
Common stock issued from reinvestment of distributions	12,301	—	—
Common stock repurchased	—	(216,237)	(400)

Net decrease from capital share activity	12,301	(216,237)	(400)

(1)	Includes undistributed (overdistributed) net investment income of ($13,319), ($11,847) and ($15,592), respectively.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year ended December 31,
	2017	2016	2015
Cash Flows from Operating Activities:
Net increase in net assets from operations	$70,430	$106,815	$14,080
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments and cash equivalents	7,800	(776)	4,820
Net realized loss on extinguishment of debt	2,782	—	—
Net realized (gain) loss on foreign currencies	1,433	—	54
Net change in unrealized (gain) loss on investments and cash equivalents	(14,082)	(34,938)	45,411
Net change in unrealized (gain) loss on foreign currencies	—	—	(9)
(Increase) decrease in operating assets:
Purchase of investments	(480,734)	(438,030)	(480,704)
Proceeds from disposition of investments	326,486	480,975	139,044
Capitalization of payment-in-kind interest	(250)	—	(469)
Collections of payment-in-kind interest	173	582	—
Receivable for investments sold	7,442	(2,228)	1,764
Interest receivable	743	(1,671)	(1,859)
Dividends receivable	(4,061)	(2,465)	(229)
Other receivable	(4)	(50)	(4)
Prepaid expenses and other assets	(3)	(166)	170
Increase (decrease) in operating liabilities:
Payable for investments and cash equivalents purchased	(164,776)	34,911	(217,492)
Management fee payable	503	347	414
Performance-based incentive fees payable	248	3,004	(2,790)
Administrative services expense payable	(533)	965	(103)
Interest payable	260	560	161
Other liabilities and accrued expenses	56	324	(254)

Net Cash Provided by (Used in) Operating Activities	(246,087)	148,159	(497,987)

Cash Flows from Financing Activities:
Cash distributions paid	(67,327)	(67,685)	(67,944)
Proceeds from issuance of unsecured debt	193,836	50,000	—
Deferred financing costs	139	110	267
Repurchase of common stock	—	(3,408)	(6)
Proceeds from secured borrowings	761,400	678,500	418,800
Repayments of secured borrowings	(706,000)	(771,200)	(210,900)
Repayments of unsecured borrowings	(97,218)	—	—

Net Cash Provided by (Used in) Financing Activities	84,830	(113,683)	140,217

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(161,257)	34,476	(357,770)
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR	312,046	277,570	635,340

CASH AND CASH EQUIVALENTS AT END OF YEAR	$150,789	$312,046	$277,570

Supplemental disclosure of cash flow information:
Cash paid for interest	$21,406	$24,011	$15,437

Non-cash financing activities consist of the reinvestment of distributions of $280, $0 and $0, for the fiscal years ended December 31, 2017, 2016 and 2015, respectively as well as $43,498 of investments transferred from the Company to Senior Secured Unitranche Loan Program II LLC during the fiscal year ended December 31, 2016 and $29,884 of investments transferred from the Company to Senior Secured Unitranche Loan Program LLC during the fiscal year ended December 31, 2015 (see notes 15 & 16).

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index(9)		LIBOR Floor	Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Senior Secured Loans — 83.5%
Bank Debt/Senior Secured Loans
AccentCare, Inc.(11)	Health Care Providers & Services	L+525		1.00%	6.94%	12/29/2017	3/3/2022	$2,580	$2,567	$2,567
AccentCare, Inc.(11)	Health Care Providers & Services	L+950		1.00%	11.01%	9/3/2015	9/3/2022	10,000	9,869	9,900
Aegis Toxicology Sciences Corporation(11)	Health Care Providers & Services	L+850		1.00%	10.17%	2/20/2014	8/24/2021	31,000	30,606	30,070
American Teleconferencing Services, Ltd. (PGI)(11)	Communications Equipment	L+650		1.00%	7.90%	5/5/2016	12/8/2021	21,627	21,127	21,303
Amerilife Group, LLC(11)	Insurance	L+875		1.00%	10.25%	7/9/2015	1/10/2023	15,000	14,775	14,887
Argo Turboserve Corporation & Argo Tech, LLC††(11)	Air Freight & Logistics	L+1425	(10)	—	15.73%	5/2/2014	5/2/2018	6,660	6,235	6,660
AviatorCap SII, LLC I(3)(11)	Aerospace & Defense	—		—	12.00%	5/31/2011	1/31/2019	10	10	10
Bishop Lifting Products, Inc.(7)(11).	Trading Companies & Distributors	L+800		1.00%	9.57%	3/24/2014	3/27/2022	25,000	24,857	23,500
Datto, Inc.(11)	IT Services	L+800		1.00%	9.41%	12/6/2017	12/7/2022	25,000	24,505	24,500
DISA Holdings Acquisition Subsidiary Corp.(11)	Professional Services	L+850		1.00%	9.84%	12/9/2014	6/9/2021	51,476	51,008	51,476
Falmouth Group Holdings Corp. (AMPAC)(11)	Chemicals	L+675		1.00%	8.44%	12/7/2015	12/14/2021	9,298	9,265	9,298
Global Tel*Link Corporation	Communications Equipment	L+400		1.25%	5.69%	11/6/2015	5/23/2020	7,194	6,205	7,230
Global Tel*Link Corporation	Communications Equipment	L+825		1.25%	9.94%	5/21/2013	11/23/2020	18,500	18,317	18,540
Greystone Select Holdings LLC & Greystone & Co., Inc.(11)	Thrifts & Mortgage Finance	L+800		1.00%	9.40%	3/29/2017	4/17/2024	20,000	19,815	20,000
IHS Intermediate, Inc.(11)	Health Care Providers & Services	L+825		1.00%	9.62%	6/19/2015	7/20/2022	25,000	24,639	24,562
K2 Pure Solutions NoCal, L.P.(11)	Chemicals	L+900		1.00%	10.57%	8/19/2013	2/19/2021	7,475	7,398	7,400
Kore Wireless Group, Inc.(11)	Wireless Telecommunication Services	L+825		1.00%	9.94%	9/12/2014	3/12/2021	55,500	54,866	54,945
MRI Software LLC(11)	Software	L+625		1.00%	7.83%	6/7/2017	6/30/2023	16,352	16,197	16,271
On Location Events, LLC & PrimeSport Holdings Inc.(11)	Media	L+550		1.00%	7.04%	12/7/2017	9/29/2021	60,000	59,260	59,250
PhyMed Management LLC(11)	Health Care Providers & Services	L+875		1.00%	10.21%	12/18/2015	5/18/2021	32,321	31,430	31,271
PSKW, LLC & PDR, LLC(11)	Health Care Providers & Services	L+826		1.00%	9.95%	10/24/2017	11/25/2021	3,461	3,394	3,392
Radiology Partners, Inc.(11)	Health Care Providers & Services	L+575		1.00%	7.44%	11/28/2017	12/4/2023	9,122	9,032	9,031
Rug Doctor LLC(3)(11)	Diversified Consumer Services	L+975		1.50%	11.42%	12/23/2013	12/31/2018	9,111	9,019	9,111
Salient Partners, L.P.(11)	Asset Management	L+850		1.00%	9.85%	6/10/2015	6/9/2021	13,980	13,803	13,980
Southern Auto Finance Company(5)(11)	Consumer Finance	—		—	11.15%	10/19/2011	12/4/2018	25,000	24,905	25,000
The Octave Music Group, Inc. (fka TouchTunes)(11)	Media	L+825		1.00%	9.62%	5/28/2015	5/27/2022	14,000	13,852	14,000
Varilease Finance, Inc.(11)	Multi-Sector Holdings	L+825		1.00%	9.58%	8/22/2014	8/24/2020	48,000	47,548	48,000

Total Bank Debt/Senior Secured Loans									$554,504	$556,154

Life Science Senior Secured Loans
Achaogen, Inc.(5)(11)	Pharmaceuticals	L+699		1.00%	8.34%	8/5/2015	8/5/2019	20,833	$21,783	$22,500
aTyr Pharma, Inc.(11)	Pharmaceuticals	P+410		—	8.35%	11/18/2016	11/18/2020	10,000	9,986	10,100
Axcella Health Inc.(11)	Pharmaceuticals	L+880		—	10.15%	8/7/2015	8/31/2019	20,000	20,600	20,900
Breathe Technologies, Inc.(11)	Health Care Equipment & Supplies	L+830		—	9.65%	11/5/2015	11/5/2019	15,000	16,774	16,800
CardioDx, Inc.(11)	Health Care Providers & Services	P+670		—	11.20%	6/18/2015	4/1/2019	4,000	4,507	4,480
CardioFocus, Inc.(11)	Health Care Equipment & Supplies	L+750		—	8.88%	3/31/2017	7/1/2020	5,300	5,307	5,300
Cardiva Medical, Inc.(11)	Health Care Equipment & Supplies	L+865		0.63%	10.00%	2/2/2017	2/2/2021	9,000	9,125	9,045
CAS Medical Systems, Inc.(11)	Health Care Equipment & Supplies	L+875		—	10.10%	6/30/2016	7/1/2020	6,000	6,083	6,045
Cianna Medical, Inc.(11)	Health Care Equipment & Supplies	L+900		—	10.35%	9/28/2016	9/28/2020	7,500	7,613	7,556
Claret Medical, Inc.(11)	Health Care Equipment & Supplies	P+450		—	9.00%	11/22/2017	10/1/2020	5,000	4,947	4,933
Clinical Ink, Inc.(11)	Health Care Technology	L+850		0.70%	9.86%	3/8/2016	3/8/2020	5,056	5,153	5,056
Delphinus Medical Technologies, Inc.(11)	Health Care Equipment & Supplies	L+850		—	9.88%	8/18/2017	9/1/2021	3,750	3,664	3,722
Lumeris Solutions Company, LLC(11)	Health Care Technology	L+860		0.25%	9.98%	3/22/2017	2/1/2020	16,000	16,147	16,160

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index(9)	LIBOR Floor	Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Mitralign, Inc.(11)	Health Care Equipment & Supplies	—	—	9.48%	4/22/2016	12/1/2018	833	843	829
Nabsys 2.0 LLC(11)	Life Sciences Tools & Services	—	—	8.90%	4/22/2016	10/13/2018	2,302	2,695	2,532
PQ Bypass, Inc.(11)	Health Care Equipment & Supplies	L+885	1.00%	10.20%	4/21/2016	4/21/2020	5,000	5,012	4,975
Rapid Micro Biosystems, Inc.(11)	Life Sciences Tools & Services	L+880	—	10.16%	6/30/2015	6/30/2019	15,360	16,126	15,322
scPharmaceuticals, Inc.(11)	Pharmaceuticals	L+845	—	9.83%	5/23/2017	5/1/2021	5,000	4,952	5,000
Scynexis, Inc.(11)	Pharmaceuticals	L+849	—	9.87%	9/30/2016	9/30/2020	15,000	15,049	14,850
SentreHeart, Inc.(11)	Health Care Equipment & Supplies	L+885	—	10.20%	11/15/2016	11/15/2020	10,000	9,958	10,000
Sunesis Pharmaceuticals, Inc.(11)	Pharmaceuticals	L+854	—	9.92%	3/31/2016	4/1/2020	3,750	3,765	3,769
Trevi Therapeutics, Inc.(11)	Pharmaceuticals	L+775	—	9.11%	12/29/2014	6/29/2018	2,406	2,786	2,623
Vapotherm, Inc.(11)	Health Care Equipment & Supplies	L+899	—	10.34%	11/16/2016	5/16/2021	20,000	20,040	20,450

Total Life Science Senior Secured Loans								$212,915	$212,947

Total Senior Secured Loans								$767,419	$769,101

Description	Industry			Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Equipment Financing — 23.7%
Althoff Crane Service, Inc.(11)(13)	Commercial Services & Supplies			10.55%	7/31/2017	6/8/2022	$1,526	$1,526	$1,526
BB578, LLC(11)(13)	Media			10.00%	7/31/2017	11/1/2021	801	801	821
Beverly Hills Limo and Corporate Coach, Inc.(11)(13)	Road & Rail			10.67%	7/31/2017	2/28/2018	38	38	37
Blue Star Materials II, LLC(11)(13)	Construction Materials			39.06%	7/31/2017	5/1/2018	102	102	102
Carl R. Bieber, Inc.(11)(13)	Hotels, Restaurants & Leisure			9.92%	7/31/2017	1/13/2024	1,363	1,363	1,347
Central Freight Lines, Inc.(11)(13)	Road & Rail			7.16%	7/31/2017	1/14/2024	1,979	1,979	1,940
Cfactor Leasing Corp. & CZM USA, Corp.(11)(13)	Machinery			12.00-12.05%	7/31/2017	5/31/2019-1/15/2021	2,090	2,090	2,135
Family First Freight, LLC(11)(13)	Road & Rail			10.11%	7/31/2017	1/22/2022	505	505	513
Georgia Jet, Inc.(11)(13)	Airlines			8.00%	12/4/2017	12/4/2021	2,918	2,918	2,918
Haljoe Coaches USA, LLC(11)(13)	Road & Rail			8.12-9.90%	7/31/2017	7/1/2022-11/17/2022	6,172	6,172	6,172
Hawkeye Contracting Company, LLC(11)(13)(14)	Oil, Gas & Consumable Fuels			10.00%	11/15/2017	11/15/2020	5,292	5,292	5,292
Knight Transfer Services, Inc. & Dumpstr Xpress, Inc.(11)(13)	Commercial Services & Supplies			12.05-12.76%	7/31/2017	4/11/2020-4/30/2020	852	852	854
Logicorp Enterprises, LLC(11)(13)	Road & Rail			12.18%	7/31/2017	2/3/2021	4,016	4,016	4,096
Marcal Manufacturing, LLC dba Soundview Paper Company, LLC(11)(13)	Paper & Forest Products			12.91-12.98%	7/31/2017	7/30/2022-10/25/2022	1,637	1,637	1,637
Meridian Consulting I Corp, Inc.(11)(13)	Hotels, Restaurants & Leisure			10.72%	7/31/2017	12/4/2021	3,784	3,784	3,873
Mountain Air Helicopters, Inc.(11)(13)	Commercial Services & Supplies			10.00%	7/31/2017	4/30/2022	1,882	1,882	1,882
OKK Equipment, LLC(11)(13)	Commercial Services & Supplies			10.15%	7/31/2017	8/27/2023	709	709	696

See notes to consolidated financial statements.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Reston Limousine & Travel Service, Inc.(11)(13)	Road & Rail	11.81%	9/13/2017	10/1/2021	1,868	1,895	1,868
Rossco Crane & Rigging, Inc.(11)(13)	Commercial Services & Supplies	11.53%	8/25/2017	9/1/2022	711	711	711
Royal Coach Lines, Inc.(11)(13)	Road & Rail	10.03%	7/31/2017	8/28/2018	364	364	361
RVR Air Charter, LLC & RVR Aviation, LLC(11)(13)	Airlines	12.00%	7/31/2017	1/1/2022	1,550	1,550	1,581
Santek Environmental, LLC(11)(13)	Commercial Services & Supplies	10.00%	7/31/2017	3/1/2021	154	154	153
Santek Environmental of Alabama, LLC(11)(13)	Commercial Services & Supplies	8.95-10.00%	7/31/2017	12/18/2020-11/29/2021	252	252	250
Sidelines Tree Service LLC(11)(13)	Diversified Consumer Services	10.31%-10.52%	7/31/2017	8/1/2022-10/1/2022	523	525	523
Southern Nevada Oral & Maxillofacial Surgery, LLC(11)(13)	Health Care Providers & Services	12.00%	7/31/2017	3/1/2024	1,521	1,521	1,544
Southwest Traders, Inc.(11)(13)	Road & Rail	9.13%	11/21/2017	11/1/2020	202	202	202
ST Coaches, LLC(11)(13)	Road & Rail	8.23-8.72%	7/31/2017	10/1/2022-11/18/2022	3,703	3,703	3,703
Sturgeon Services International Inc.(11)(13)	Energy Equipment & Services	17.21%	7/31/2017	2/28/2022	2,212	2,212	2,225
Sun-Tech Leasing of Texas, L.P.(11)(13)	Road & Rail	8.68-10.60%	7/31/2017	5/4/2019-7/25/2021	1,253	1,253	1,252
Superior Transportation, Inc.(11)(13)	Road & Rail	9.77-10.26%	7/31/2017	4/23/2022-11/25/2022	3,451	3,451	3,423
The Smedley Company & Smedley Services, Inc.(11)(13)..	Commercial Services & Supplies	11.63%	7/31/2017	2/10/2024	3,119	3,119	3,181
Tornado Bus Company(11)(13)	Road & Rail	10.78%	7/31/2017	9/1/2021	2,727	2,727	2,749
Waste Services of Tennessee, LLC(11)(13)	Commercial Services & Supplies	8.95-10.15%	7/31/2017	2/7/2021-11/29/2021	983	983	968
Waste Services of Texas, LLC(11)(13)	Commercial Services & Supplies	8.95%	7/31/2017	12/6/2021	190	190	185
WJV658, LLC(11)(13)	Airlines	8.50%	7/31/2017	7/1/2022	8,452	8,452	8,452
W.P.M., Inc., WPM-Southern, LLC, WPM Construction Services, Inc.(11)(13)	Construction & Engineering	7.50%	7/31/2017	10/1/2022	4,004	4,004	3,911

					Shares/ Units
NEF Holdings, LLC Equity Interests(3)(11)(12)	Multi-Sector Holdings		7/31/2017		200	145,000	145,500

Total Equipment Financing						$217,934	$218,583

Preferred Equity – 1.4%
SOAGG LLC(3)(5)(6)	Aerospace & Defense	8.00%	12/14/2010	6/30/2020	4,147	$4,147	$4,537
SOINT, LLC(3)(5)(6)	Aerospace & Defense	15.00%	6/8/2012	6/30/2020	77,014	7,701	8,300

Total Preferred Equity						$11,848	$12,837

Description	Industry		Acquisition Date		Shares/ Units	Cost	Fair Value
Common Equity/Equity Interests/Warrants—50.0%
Ark Real Estate Partners LP(2)(3)(11)*	Diversified Real Estate Activities		3/12/2007		—	$527	$263
Ark Real Estate Partners II LP(2)(3)(11)*	Diversified Real Estate Activities		10/23/2012		—	12	6
aTyr Pharma, Inc. Warrants(11)*	Pharmaceuticals		11/18/2016		88,792	106	73
B Riley Financial Inc.(5)	Research & Consulting Services		3/16/2007		38,015	2,684	688
CardioDx, Inc. Warrants(11)*	Health Care Providers & Services		6/18/2015		3,986	129	—
CardioFocus, Inc. Warrants(11)*	Health Care Equipment & Supplies		3/31/2017		440,816	51	43
CAS Medical Systems, Inc. Warrants(11)*	Health Care Equipment & Supplies		6/30/2016		48,491	38	—
Cianna Medical, Inc. Warrants(11)*	Health Care Equipment & Supplies		9/28/2016		112,158	47	39

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

Description	Industry	Acquisition Date		Shares/ Units	Cost	Fair Value
Claret Medical, Inc. Warrants(11)*	Health Care Equipment & Supplies	11/22/2017		367,737	42	42
Conventus Orthopaedics, Inc. Warrants(11)*	Health Care Equipment & Supplies	6/15/2016		157,500	65	43
Crystal Financial LLC(3)(5)(11)	Diversified Financial Services	12/28/2012		280,303	280,737	303,200
Delphinus Medical Technologies, Inc. Warrants(11)*	Health Care Equipment & Supplies	8/18/2017		380,904	74	66
Essence Group Holdings Corporation (Lumeris) Warrants(11)*	Health Care Technology	3/22/2017		208,000	63	155
PQ Bypass, Inc. Warrants(11)*	Health Care Equipment & Supplies	4/21/2016		176,471	70	38
RD Holdco Inc. (Rug Doctor)(3)(11)*	Diversified Consumer Services	12/23/2013		231,177	15,683	10,102
RD Holdco Inc. (Rug Doctor) Class B(3)(11)*	Diversified Consumer Services	12/23/2013		522	5,216	5,216
RD Holdco Inc. (Rug Doctor) Warrants(3)(11)*	Diversified Consumer Services	12/23/2013		30,370	381	35
Scynexis, Inc. Warrants(11)*	Pharmaceuticals	9/30/2016		122,435	105	3
Senior Secured Unitranche Loan Program LLC(3)(5)(11)	Asset Management	11/25/2015		—	89,716	88,736
Senior Secured Unitranche Loan Program II LLC(3)(5)(11)	Asset Management	8/5/2016		—	51,076	51,744
SentreHeart, Inc. Warrants(11)*	Health Care Equipment & Supplies	11/15/2016		261,825	126	79
Sunesis Pharmaceuticals, Inc. Warrants(11)*	Pharmaceuticals	3/31/2016		104,001	118	78

Total Common Equity/Equity Interests/Warrants					$447,066	$460,649

Total Investments (8) — 158.6%					$1,444,267	$1,461,170

			Maturity Date	Par Amount
Cash Equivalents — 15.7%
U.S. Treasury Bill	Government	12/28/2017	2/8/2018	$145,000	$144,826	$144,826

					Cost	Fair Value
Total Investments & Cash Equivalents —174.3%					$1,589,093	$1,605,996
Liabilities in Excess of Other Assets — (74.3%)						(684,391)

Net Assets — 100.0%						$921,605

(1)	Floating rate debt investments typically bear interest at a rate determined by reference to the London Interbank Offered Rate (“LIBOR”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current rate of interest in effect as of December 31, 2017.
(2)	Ark Real Estate Partners is held through SLRC ADI Corp., a wholly-owned taxable subsidiary.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2017

(in thousands, except share/unit amounts)

(3)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the Investment Company Act of 1940 (“1940 Act”), due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these controlled investments are as follows:

Name of Issuer	Fair Value at December 31, 2016	Gross Additions	Gross Reductions	Realized Gain (Loss)		Change in Unrealized Gain (Loss)	Interest/ Dividend /Other Income	Fair Value at December 31, 2017
Ark Real Estate Partners LP	$336	$—	$—	$(6	)†	$(73)	$—	$263
Ark Real Estate Partners II LP	8	—	—	—		(2)	—	6
AviatorCap SII, LLC I	497	—	487	—		—	31	10
Crystal Financial LLC	305,000	—	—	—		(1,800)	31,600	303,200
NEF Holdings, LLC	—	145,000	—	—		500	5,898	145,500
RD Holdco Inc. (Rug Doctor, common equity)	13,574	—	—	—		(3,472)	—	10,102
RD Holdco Inc. (Rug Doctor, class B)	5,216	—	—	—		—	—	5,216
RD Holdco Inc. (Rug Doctor, warrants)..	168	—	—	—		(133)	—	35
Rug Doctor LLC	9,111	—	—	—		(92)	1,149	9,111
Senior Secured Unitranche Loan Program LLC (“SSLP”)	100,653	525	12,687	—		245	8,393	88,736
Senior Secured Unitranche Loan Program II LLC (“SSLP II”)	47,363	8,872	4,758	—		267	5,180	51,744
SOAGG LLC	5,806	—	1,476	—		207	394	4,537
SOINT, LLC	2,386	—	2,386	—		(6)	60	—
SOINT, LLC (preferred equity)	9,100	—	966	—		166	1,259	8,300

	$499,218	$154,397	$22,760	$(6)		$(4,193)	$53,964	$626,760

(4)	Denotes investments in which we are an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2017 in these affiliated investments are as follows:

Name of Issuer	Fair Value at December 31, 2016	Gross Additions	Gross Reductions	Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Interest/ Dividend Income	Fair Value at December 31, 2017
Direct Buy Inc. (common equity)	$—	$—	$—	$—	$—	$—	$—
Direct Buy Inc. (senior secured loan)	777	333	11,439	(8,387)	7,734	—	—
DSW Group Holdings LLC	—	—	—	283 †	—	—	—

	$777	$333	$11,439	$(8,104)	$7,734	$—	$—

(5)	Indicates assets that the Company believes may not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940 (“1940 Act”), as amended. If we fail to invest a sufficient portion of our assets in qualifying assets, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act. As of December 31, 2017, on a fair value basis, non-qualifying assets in the portfolio represented 30.5% of the total assets of the Company.
(6)	Solar Capital Ltd.’s investments in SOAGG, LLC and SOINT, LLC include a two and one dollar investment in common shares, respectively.
(7)	Bishop Lifting Products, Inc., SEI Holding I Corporation, Singer Equities, Inc. & Hampton Rubber Company are co-borrowers.
(8)	Aggregate net unrealized appreciation for U.S. federal income tax purposes is $10,234; aggregate gross unrealized appreciation and depreciation for federal tax purposes is $27,742 and $17,508, respectively, based on a tax cost of $1,450,936. All of the Company’s investments are pledged as collateral against the borrowings outstanding on the revolving credit facility.
(9)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(10)	Spread is 12.25% Cash / 2.00% PIK.
(11)	Investment valued using significant unobservable inputs.
(12)	NEF Holdings, LLC is held through NEFCORP LLC, a wholly-owned consolidated taxable subsidiary and NEFPASS LLC, a wholly-owned consolidated subsidiary.
(13)	Indicates an investment that is wholly held by Solar Capital Ltd. through NEFPASS LLC.
(14)	Hawkeye Contracting Company, LLC, Eagle Creek Mining, LLC & Falcon Ridge Leasing, LLC are co-borrowers.
*	Non-income producing security.
†	Represents estimated change in receivable balance.
††	Investment contains a payment-in-kind (“PIK”) feature.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2017

(in thousands, except share/unit amounts)

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2017
Diversified Financial Services (Crystal Financial LLC)	20.7%
Multi-Sector Holdings (includes NEF Holdings, LLC)	13.2%
Asset Management (includes SSLP and SSLP II)	10.6%
Health Care Providers & Services	8.0%
Health Care Equipment & Supplies	6.2%
Pharmaceuticals	5.5%
Media	5.1%
Wireless Telecommunication Services	3.8%
Professional Services	3.5%
Communications Equipment	3.2%
Road & Rail	1.8%
Consumer Finance	1.7%
Diversified Consumer Services	1.7%
IT Services	1.7%
Trading Companies & Distributors	1.6%
Health Care Technology	1.5%
Thrifts & Mortgage Finance	1.4%
Life Sciences Tools & Services	1.2%
Chemicals	1.1%
Software	1.1%
Insurance	1.0%
Airlines	0.9%
Aerospace & Defense	0.9%
Commercial Services & Supplies	0.7%
Air Freight & Logistics	0.5%
Oil, Gas & Consumable Fuels	0.4%
Hotels, Restaurants & Leisure	0.4%
Construction & Engineering	0.3%
Energy Equipment & Services	0.1%
Machinery	0.1%
Paper & Forest Products	0.1%
Research & Consulting Services	0.0%
Diversified Real Estate Activities	0.0%
Construction Materials	0.0%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index(10)	LIBOR Floor	Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount		Cost	Fair Value
Bank Debt/Senior Secured Loans — 85.8%
AccentCare, Inc.	Health Care Providers & Services	L+950	1.00%	10.50%	9/3/2015	9/3/2022		$17,500	$17,235	$17,369
Achaogen, Inc.(6)	Pharmaceuticals	L+699	1.00%	7.99%	8/5/2015	8/5/2019		25,000	25,297	25,625
Aegis Toxicology Sciences Corporation	Health Care Providers & Services	L+850	1.00%	9.50%	2/20/2014	8/24/2021		29,000	28,731	27,115
AgaMatrix, Inc.	Health Care Equipment & Supplies	L+835	—	9.00%	2/6/2015	2/1/2019		8,667	8,708	8,753
AirXpanders, Inc.	Health Care Equipment & Supplies	—	—	7.34%	4/22/2016	7/14/2017		1,000	1,015	1,025
American Teleconferencing Services, Ltd. (PGI)	Communications Equipment	L+650	1.00%	7.50%	5/5/2016	12/8/2021		5,591	5,081	5,437
Amerilife Group, LLC	Insurance	L+875	1.00%	9.75%	7/9/2015	1/10/2023		15,000	14,742	14,700
Argo Turboserve Corporation & Argo Tech, LLC	Air Freight & Logistics	L+1025	—	11.19%	5/2/2014	5/2/2018		12,330	12,330	12,206
Asurion, LLC	Insurance	L+750	1.00%	8.50%	2/27/2014	3/3/2021		3,360	3,140	3,422
aTyr Pharma, Inc.	Pharmaceuticals	P+410	—	7.60%	11/18/2016	11/18/2020		5,000	4,896	4,880
AviatorCap SII, LLC I(3)	Aerospace & Defense	—	—	12.00%	5/31/2011	1/31/2019		497	497	497
Axcella Health Inc.	Pharmaceuticals	L+880	—	9.41%	8/7/2015	8/31/2019		20,000	20,151	20,100
Bishop Lifting Products, Inc.(8)	Trading Companies & Distributors	L+800	1.00%	9.00%	3/24/2014	3/27/2022		25,000	24,827	20,500
Breathe Technologies, Inc.	Health Care Equipment & Supplies	L+830	—	8.91%	11/5/2015	11/5/2019		15,000	15,089	12,750
CardioDx, Inc.	Health Care Providers & Services	P+670	—	10.45%	6/18/2015	4/1/2019		7,000	7,205	6,860
Cardiva Medical, Inc.	Health Care Equipment & Supplies	L+870	—	9.31%	8/19/2015	8/19/2019		8,500	8,645	8,585
CAS Medical Systems, Inc.	Health Care Equipment & Supplies	L+875	—	9.36%	6/30/2016	7/1/2020		6,000	6,003	6,000
Cerapedics, Inc.	Health Care Equipment & Supplies	—	—	8.68-8.78%	4/22/2016	3/1/2019		6,394	6,181	6,394
Cianna Medical, Inc.	Health Care Equipment & Supplies	L+900	—	9.61%	9/28/2016	9/28/2020		6,000	5,988	6,000
Clinical Ink, Inc.	Health Care Technology	L+850	0.70%	9.20%	3/8/2016	3/8/2020		6,500	6,490	6,435
Conventus Orthopaedics, Inc.	Health Care Equipment & Supplies	L+865	—	9.28%	6/15/2016	6/1/2020		5,250	5,182	5,198
Datapipe, Inc.	IT Services	L+800	1.00%	9.00%	8/14/2014	9/15/2019		27,000	26,629	26,892
Delphinus Medical Technologies, Inc.	Health Care Equipment & Supplies	—	—	9.25-9.30%	4/22/2016	2/23/2017		400	434	420
Direct Buy Inc.(4)**	Multiline Retail	—	—	12.00% PIK	11/5/2012	10/31/2019		11,105	8,511	777
DISA Holdings Acquisition Subsidiary Corp.	Professional Services	L+850	1.00%	9.50%	12/9/2014	6/9/2021		51,476	50,898	50,704
Easyfinancial Services, Inc.(5)(6)	Consumer Finance	BA+699	1.00%	7.99%	9/27/2012	10/4/2019	C$	10,000	9,261	7,410
Emerging Markets Communications, LLC	Wireless Telecommunication Services	L+962.5	1.00%	10.63%	6/29/2015	7/1/2022		$27,000	26,658	27,000
Entegrion, Inc.	Health Care Equipment & Supplies	—	—	10.03%	4/22/2016	4/1/2017		400	414	412
Falmouth Group Holdings Corp. (AMPAC)	Chemicals	L+675	1.00%	7.75%	12/7/2015	12/14/2021		10,164	10,114	10,164
Global Tel*Link Corporation	Communications Equipment	L+375	1.25%	5.00%	11/6/2015	5/23/2020		7,328	5,978	7,310
Global Tel*Link Corporation	Communications Equipment	L+775	1.25%	9.00%	5/21/2013	11/23/2020		18,500	18,265	18,012
Greystone Select Holdings LLC & Greystone & Co., Inc.	Thrifts & Mortgage Finance	L+800	1.00%	9.00%	3/25/2014	3/26/2021		9,680	9,642	9,559
Hyland Software, Inc	Software	L+725	1.00%	8.25%	6/12/2015	6/30/2023		5,000	4,979	5,000
IHS Intermediate, Inc	Health Care Providers & Services	L+825	1.00%	9.25%	6/19/2015	7/20/2022		25,000	24,578	24,125
Inmar Acquisition Sub, Inc.	Professional Services	L+700	1.00%	8.00%	1/27/2014	1/27/2022		10,000	9,929	9,850
K2 Pure Solutions NoCal, L.P.	Chemicals	L+900	1.00%	10.00%	8/19/2013	2/19/2021		7,475	7,398	7,176
Kore Wireless Group, Inc.	Wireless Telecommunication Services	L+825	1.00%	9.25%	9/12/2014	3/12/2021		55,500	54,704	54,945
Lumeris Solutions Company, LLC	Health Care Technology	—	—	9.42%	4/22/2016	12/27/2017		8,296	8,458	8,379

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

(in thousands, except share/unit amounts)

Description	Industry	Spread Above Index(10)	LIBOR Floor	Interest Rate(1)	Acquisition Date	Maturity Date	Par Amount	Cost	Fair Value
Mitralign, Inc.	Health Care Equipment & Supplies	—	—	9.48%	4/22/2016	12/1/2018	1,667	1,604	1,658
Nabsys 2.0 LLC	Life Sciences Tools & Services	—	—	8.90%	4/22/2016	10/13/2018	5,064	4,959	5,115
PhyMed Management LLC	Health Care Providers & Services	L+875	1.00%	9.75%	12/18/2015	5/18/2021	32,321	31,222	31,190
PQ Bypass, Inc.	Health Care Equipment & Supplies	L+885	—	9.46%	4/21/2016	4/21/2020	5,000	4,933	4,950
Rapid Micro Biosystems, Inc.	Life Sciences Tools & Services	L+880	—	9.42%	6/30/2015	6/30/2019	16,000	16,331	15,760
Rug Doctor LLC(3)	Diversified Consumer Services	L+975	1.50%	11.25%	12/23/2013	12/31/2018	9,111	8,927	9,111
Salient Partners, L.P	Asset Management	L+850	1.00%	9.50%	6/10/2015	6/9/2021	14,993	14,757	14,619
Scynexis, Inc.	Pharmaceuticals	L+849	—	9.12%	9/30/2016	9/30/2020	15,000	14,806	14,850
SentreHeart, Inc.	Health Care Equipment & Supplies	L+885	—	9.46%	11/15/2016	11/15/2020	7,500	7,341	7,325
SOINT, LLC(3)	Aerospace & Defense	—	—	15.00%	6/8/2012	11/30/2018	2,386	2,381	2,386
Southern Auto Finance Company(6)	Consumer Finance	—	—	11.15%	10/19/2011	12/4/2018	25,000	24,815	24,500
Sunesis Pharmaceuticals, Inc.	Pharmaceuticals	L+854	—	9.17%	3/31/2016	4/1/2020	7,500	7,398	7,463
TierPoint, LLC	IT Services	L+875-887.5	1.00%	9.75-9.88%	12/2/2014	12/2/2022	34,000	33,656	33,439
TMK Hawk Parent, Corp. (TriMark)	Trading Companies and Distributors	L+750	1.00%	8.50%	9/26/2014	10/1/2022	20,000	19,843	20,000
TouchTunes Interactive Networks, Inc.	Media	L+825	1.00%	9.25%	5/28/2015	5/27/2022	14,000	13,826	13,825
Trevi Therapeutics, Inc.	Pharmaceuticals	L+775	—	8.37%	12/29/2014	6/29/2018	6,531	6,720	6,597
U.S. Anesthesia Partners Inc.	Health Care Providers & Services	L+925	1.00%	10.25%	9/24/2014	9/24/2020	30,000	29,795	29,700
Vapotherm, Inc.	Health Care Equipment & Supplies	L+899	—	9.60%	11/16/2016	5/16/2021	10,000	9,915	9,900
Varilease Finance, Inc.	Multi-Sector Holdings	L+825	1.00%	9.25%	8/22/2014	8/24/2020	48,000	47,405	47,880

Total Bank Debt/Senior Secured Loans								$804,917	$788,254

Subordinated Debt/Corporate Notes — 3.1%
Alegeus Technologies Holdings Corp.	Health Care Technology	L+1200	1.00%	13.00%	6/24/2012	2/15/2019	28,200	$27,937	$28,059

							Shares/ Units
Preferred Equity — 1.6%
SOAGG LLC(3)(6)(7)	Aerospace & Defense	—	—	8.00%	12/14/2010	6/30/2018	5,622	$5,622	$5,806
SOINT, LLC(3)(6)(7)	Aerospace & Defense	—	—	15.00%	6/8/2012	6/30/2018	86,667	8,667	9,100

Total Preferred Equity								$14,289	$14,906

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

(in thousands, except share/unit amounts)

Description	Industry	Interest Rate(1)	Acquisition Date	Maturity Date	Shares/ Units	Cost	Fair Value
Common Equity/Equity Interests/Warrants—51.6%
Ark Real Estate Partners LP(2)(3)*	Diversified Real Estate Activities		3/12/2007		—	$527	$336
Ark Real Estate Partners II LP(2)(3)*	Diversified Real Estate Activities		10/23/2012		—	12	8
aTyr Pharma, Inc. Warrants*	Pharmaceuticals		11/18/2016		47,771	70	23
B Riley Financial Inc.(6)	Research & Consulting Services		3/16/2007		38,015	2,684	701
CardioDx, Inc. Warrants*	Health Care Providers & Services		6/18/2015		39,863	129	—
CAS Medical Systems, Inc. Warrants*	Health Care Equipment & Supplies		6/30/2016		48,491	38	29
Cianna Medical, Inc. Warrants*	Health Care Equipment & Supplies		9/28/2016		89,726	37	52
Conventus Orthopaedics, Inc. Warrants*	Health Care Equipment & Supplies		6/15/2016		157,500	65	67
Crystal Financial LLC(3)(6)	Diversified Financial Services		12/28/2012		280,303	280,737	305,000
Direct Buy Inc.(4)*	Multiline Retail		11/5/2012		76,999	—	—
PQ Bypass, Inc. Warrants*	Health Care Equipment & Supplies		4/21/2016		176,471	70	63
RD Holdco Inc. (Rug Doctor)(3)*	Diversified Consumer Services		12/23/2013		231,177	15,683	13,574
RD Holdco Inc. (Rug Doctor) Class B (3)*	Diversified Consumer Services		12/23/2013		522	5,216	5,216
RD Holdco Inc. (Rug Doctor) Warrants (3)*	Diversified Consumer Services		12/23/2013		30,370	381	168
Scynexis, Inc. Warrants*	Pharmaceuticals		9/30/2016		122,435	105	90
Senior Secured Unitranche Loan Program LLC(3)(6)	Asset Management		11/25/2015		—	101,878	100,653
Senior Secured Unitranche Loan Program II LLC(3)(6)	Asset Management		8/5/2016		—	46,963	47,363
SentreHeart, Inc. Warrants*	Health Care Equipment & Supplies		11/15/2016		196,369	101	98
Sunesis Pharmaceuticals, Inc. Warrants*	Pharmaceuticals		3/31/2016		104,001	118	118

Total Common Equity/Equity Interests/Warrants						$454,814	$473,559

Total Investments (9) — 142.1%						$1,301,957	$1,304,778

					Par Amount
Cash Equivalents — 33.7%
U.S. Treasury Bill	Government		12/29/2016	2/2/2017	$310,000	$309,894	$309,894

Total Investments & Cash Equivalents — 175.8%						$1,611,851	$1,614,672
Liabilities in Excess of Other Assets — (75.8%)							(696,165)

Net Assets — 100.0%							$918,507

(1)	Floating rate debt investments typically bear interest at a rate determined by reference to the London Interbank Offered Rate (“LIBOR”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2016.
(2)	Ark Real Estate Partners is held through SLRC ADI Corp., a taxable subsidiary.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

(in thousands, except share/unit amounts)

(3)	Denotes investments in which we are deemed to exercise a controlling influence over the management or policies of a company, as defined in the Investment Company Act of 1940 (“1940 Act”), due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2016 in these controlled investments are as follows:

Name of Issuer	Fair Value at December 31, 2015	Gross Additions	Gross Reductions	Realized Gain (Loss)	Interest/ Dividend /Other Income	Fair Value at December 31, 2016
Ark Real Estate Partners LP	$364	$—	$—	$(29)	$—	$336
Ark Real Estate Partners II LP	9	—	—	(1)	—	8
AviatorCap SII, LLC I	914	—	417	—	85	497
AviatorCap SII, LLC II	350	—	350	—	15	—
Crystal Financial LLC	290,000	5,737	—	—	31,600	305,000
RD Holdco Inc. (Rug Doctor, common equity)	14,335	—	—	—	—	13,574
RD Holdco Inc. (Rug Doctor, class B)	5,216	—	—	—	—	5,216
RD Holdco Inc. (Rug Doctor, warrants)	214	—	—	—	—	168
Rug Doctor LLC	8,838	—	—	—	1,151	9,111
Senior Secured Unitranche Loan Program LLC	80,677	50,093	28,875	—	6,084	100,653
Senior Secured Unitranche Loan Program II LLC	—	63,093	16,130	—	1,228	47,363
SOAGG LLC	8,632	—	2,590	—	545	5,806
SOINT, LLC	5,705	—	3,318	—	602	2,386
SOINT, LLC (preferred equity)	9,316	—	—	—	1,304	9,100

	$424,570	$118,923	$51,680	$(30)	$42,614	$499,218

(4)	Denotes investments in which we are an “Affiliated Person” but not exercising a controlling influence, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 5% but less than 25% of the outstanding voting securities of the investment. Transactions during the year ended December 31, 2016 in these affiliated investments are as follows:

Name of Issuer	Fair Value at December 31, 2015	Gross Additions	Gross Reductions	Realized Gain (Loss)		Interest/ Dividend Income	Fair Value at December 31, 2016
Direct Buy Inc. (common equity)	$—	$—	$—	$—		$—	$—
Direct Buy Inc. (senior secured loan)	1,233	1,238	—	—		—	777
DSW Group Holdings LLC	—	—	—	197	†	—	—

	$1,233	$1,238	$—	$197		$—	$777

(5)	The following entity is domiciled outside the United States and the investments are denominated in Canadian Dollars: Easyfinancial Services, Inc. in Canada.
(6)	Indicates assets that the Company believes may not represent “qualifying assets” under Section 55(a) of the Investment Company Act of 1940 (“1940 Act”), as amended. If we fail to invest a sufficient portion of our assets in qualifying assets, we could be prevented from making follow-on investments in existing portfolio companies or could be required to dispose of investments at inappropriate times in order to comply with the 1940 Act. As of December 31, 2016, on a fair value basis, non-qualifying assets in the portfolio represented 31.6% of the total assets of the Company.
(7)	Solar Capital Ltd.’s investments in SOAGG, LLC and SOINT, LLC include a two and one dollar investment in common shares, respectively.
(8)	Bishop Lifting Products, Inc., SEI Holding I Corporation, Singer Equities, Inc. & Hampton Rubber Company are co-borrowers.
(9)	Aggregate net unrealized depreciation for U.S. federal income tax purposes is $7,928; aggregate gross unrealized appreciation and depreciation for federal tax purposes is $27,715 and $35,643, respectively, based on a tax cost of $1,312,706. All of the Company’s investments are pledged as collateral against the borrowings outstanding on the revolving credit facility.
(10)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
*	Non-income producing security.
**	Investment is on non-accrual status.
†	Represents estimated change in receivable balance.

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

December 31, 2016

(in thousands)

Industry Classification	Percentage of Total Investments (at fair value) as of December 31, 2016
Diversified Financial Services	23.4%
Asset Management	12.5%
Health Care Providers & Services	10.4%
Wireless Telecommunication Services	6.3%
Pharmaceuticals	6.1%
Health Care Equipment & Supplies	6.1%
Professional Services	4.6%
IT Services	4.6%
Multi-Sector Holdings	3.7%
Health Care Technology	3.3%
Trading Companies & Distributors	3.1%
Consumer Finance	2.4%
Communications Equipment	2.4%
Diversified Consumer Services	2.1%
Life Sciences Tools & Services	1.6%
Insurance	1.4%
Aerospace & Defense	1.4%
Chemicals	1.3%
Media	1.1%
Air Freight & Logistics	0.9%
Thrifts & Mortgage Finance	0.7%
Software	0.4%
Multiline Retail	0.1%
Research & Consulting Services	0.1%
Diversified Real Estate Activities	0.0%

Total Investments	100.0%

See notes to consolidated financial statements.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2017

(in thousands, except share amounts)

Note 1. Organization

Solar Capital LLC, a Maryland limited liability company, was formed in February 2007 and commenced operations on March 13, 2007 with initial capital of $1,200,000 of which 47.04% was funded by affiliated parties.

Immediately prior to our initial public offering, through a series of transactions, Solar Capital Ltd. merged with Solar Capital LLC, leaving Solar Capital Ltd. as the surviving entity (the “Merger”). Solar Capital Ltd. issued an aggregate of approximately 26.65 million shares of common stock and $125,000 in senior unsecured notes to the existing Solar Capital LLC unit holders in connection with the Merger. Solar Capital Ltd. had no assets or operations prior to completion of the Merger and as a result, the historical books and records of Solar Capital LLC have become the books and records of the surviving entity. The number of shares used to calculate weighted average shares for use in computations on a per share basis have been decreased retroactively by a factor of approximately 0.4022 for all periods prior to February 9, 2010. This factor represents the effective impact of the reduction in shares resulting from the Merger.

Solar Capital Ltd. (“Solar Capital”, the “Company”, “we”, “us” or “our”), a Maryland corporation formed in November 2007, is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Furthermore, as the Company is an investment company, it continues to apply the guidance in FASB Accounting Standards Codification (“ASC”) Topic 946. In addition, for tax purposes, the Company has elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

On February 9, 2010, Solar Capital priced its initial public offering, selling 5.68 million shares, including the underwriters’ over-allotment, at a price of $18.50 per share. Concurrent with this offering, the Company’s senior management purchased an additional 600,000 shares through a private placement, also at $18.50 per share.

The Company’s investment objective is to maximize both current income and capital appreciation through debt and equity investments. The Company invests primarily in leveraged middle market companies in the form of senior secured loans, stretch-senior loans, unitranche loans, mezzanine loans and equity securities. From time to time, we may also invest in public companies that are thinly traded.

Note 2. Significant Accounting Policies

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”), and include the accounts of the Company and certain wholly-owned subsidiaries. The consolidated financial statements reflect all adjustments and reclassifications which, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition for the periods presented. All significant intercompany balances and transactions have been eliminated. Certain prior period amounts may have been reclassified to conform to the current period presentation.

The preparation of consolidated financial statements in conformity with GAAP and pursuant to the requirements for reporting on Form 10-K and Regulation S-X, as appropriate, also requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported periods. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included.

The significant accounting policies consistently followed by the Company are:

(a)	Investment transactions are accounted for on the trade date;

(b)	Under procedures established by our board of directors (the “Board”), we value investments, including certain senior secured debt, subordinated debt and other debt securities with maturities greater than 60 days, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers or dealers (if available, otherwise from a principal market maker or a primary market dealer or other independent pricing service). We utilize mid-market pricing as a practical expedient for fair value unless a different point within the range is more representative. If and when market quotations are deemed not to represent fair value, we typically utilize independent third-party valuation firms to assist us in determining fair value. Accordingly, such investments go through our multi-step valuation process as described below. In each case, independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations. Debt investments with maturities of 60 days or less shall each be valued at cost plus accreted discount, or minus amortized premium, which is expected to approximate fair value, unless such valuation, in the judgment of Solar Capital Partners, LLC (the “Investment Adviser”), does not represent fair value, in which case such investments shall be valued at fair value as determined in good faith by or under the direction of our Board. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board. Such determination of fair values involves subjective judgments and estimates.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board has approved a multi-step valuation process each quarter, as described below:

(1)	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	preliminary valuation conclusions are then documented and discussed with senior management of the Investment Adviser;

(3)	independent valuation firms engaged by our Board conduct independent appraisals and review the Investment Adviser’s preliminary valuations and make their own independent assessment for all material assets;

(4)	the audit committee of the Board reviews the preliminary valuation of the Investment Adviser and that of the independent valuation firm and responds to the valuation recommendation of the independent valuation firm to reflect any comments; and

(5)	the Board discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Investment Adviser, the respective independent valuation firm and the audit committee.

Investments in all asset classes are valued utilizing a market approach, an income approach, or both approaches, as appropriate. However, in accordance with ASC 820-10, certain investments that qualify

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

as investment companies in accordance with ASC 946, may be valued using net asset value as a practical expedient for fair value. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation approaches to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values, among other factors. When available, broker quotations and/or quotations provided by pricing services are considered as an input in the valuation process. For the fiscal year ended December 31, 2017, there has been no change to the Company’s valuation approaches or techniques and the nature of the related inputs considered in the valuation process.

ASC Topic 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3: Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The exercise of judgment is based in part on our knowledge of the asset class and our prior experience.

(c)	Gains or losses on investments are calculated by using the specific identification method.

(d)	The Company records dividend income and interest, adjusted for amortization of premium and accretion of discount, on an accrual basis. Loan origination fees, original issue discount, and market discounts are capitalized and we amortize such amounts into income using the effective interest method or on a straight-line basis, as applicable. Upon the prepayment of a loan, any unamortized loan origination fees are recorded as interest income. We record call premiums received on loans repaid as interest income when we receive such amounts. Capital structuring fees, amendment fees, consent fees, and any other non-recurring fee income as well as management fee and other fee income for services rendered, if any, are recorded as other income when earned.

(e)	The Company intends to comply with the applicable provisions of the Code pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it of substantially all U.S. federal income taxes. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. The Company will accrue excise tax on such estimated excess taxable income as appropriate.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

(f)	Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are typically reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP; accordingly at December 31, 2017, $1,750 was reclassified on our balance sheet between accumulated net realized loss and paid-in capital in excess of par, $421 was reclassified on our balance sheet between distributions in excess of net investment income and paid-in capital in excess of par and $2,644 was reclassified on our balance sheet between distributions in excess of net investment income and accumulated net realized loss. Total earnings and net asset value are not affected.

(g)	Distributions to common stockholders are recorded as of the record date. The amount to be paid out as a distribution is determined by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

(h)	In accordance with Regulation S-X and ASC Topic 810—Consolidation, the Company consolidates its interest in investment company subsidiaries, financing subsidiaries and certain wholly-owned holding companies that serve to facilitate investment in portfolio companies. In addition, the Company may also consolidate any controlled operating companies substantially all of whose business consists of providing services to the Company.

(i)	The accounting records of the Company are maintained in U.S. dollars. Any assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. The Company will not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations would be included with the net unrealized gain or loss from investments. The Company’s investments in foreign securities, if any, may involve certain risks, including without limitation: foreign exchange restrictions, expropriation, taxation or other political, social or economic risks, all of which could affect the market and/or credit risk of the investment. In addition, changes in the relationship of foreign currencies to the U.S. dollar can significantly affect the value of these investments in terms of U.S. dollars and therefore the earnings of the Company.

(j)	The Company has made an irrevocable election to apply the fair value option of accounting to its senior secured credit facility (the “Credit Facility”) and its unsecured senior notes due 2022 (the “2022 Unsecured Notes”) (see note 6 and 8), in accordance with ASC 825-10. The Company uses an independent third-party valuation firm to assist in measuring their fair value.

(k)	In accordance with ASC 835-30, the Company records origination and other expenses related to certain debt issuances as a direct deduction from the carrying amount of the debt liability. These expenses are deferred and amortized using either the effective interest method or the straight-line method over the stated life. The straight-line method may be used on revolving facilities and when it approximates the effective yield method.

(l)	The Company may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled.

(m)	The Company records expenses related to shelf registration statements and applicable equity offering costs as prepaid assets. These expenses are typically charged as a reduction of capital upon utilization, in accordance with ASC 946-20-25. Certain subsequent costs are expensed per the AICPA Audit & Accounting Guide for Investment Companies.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

(n)	Investments that are expected to pay regularly scheduled interest in cash are generally placed on non-accrual status when principal or interest cash payments are past due 30 days or more (90 days or more for equipment financing) and/or when it is no longer probable that principal or interest cash payments will be collected. Such non-accrual investments are restored to accrual status if past due principal and interest are paid in cash, and in management’s judgment, are likely to continue timely payment of their remaining principal and interest obligations. Cash interest payments received on such investments may be recognized as income or applied to principal depending on management’s judgment.

(o)	The Company defines cash equivalents as securities that are readily convertible into known amounts of cash and so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Generally, only securities with a maturity of three months or less would qualify, with limited exceptions. The Company believes that certain U.S. Treasury bills, repurchase agreements and other high-quality, short-term debt securities would qualify as cash equivalents.

Recent Accounting Pronouncements

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended rules (together, “final rules”) interned to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Company has evaluated the impact that the adoption of the amendments to Regulation S-X on its consolidated financial statements and disclosures and determined that the adoption of the amendments to Regulation S-X has not had a material impact on its consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows, which will amend FASB ASC 230. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in this Update apply to all entities that have restricted cash or restricted cash equivalents and are required to present a statement of cash flows under Topic 230. For public business entities, the amendments are effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASU 2016-18 on its consolidated financial statements and disclosures.

In December 2016, the FASB issued ASU 2016-19, Technical Corrections and Improvements. As part of this guidance, ASU 2016-19 amends FASB ASC 820 to clarify the difference between a valuation approach and a valuation technique. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. ASU 2016-19 is effective on a prospective basis for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016 on a prospective basis. The Company has evaluated the impact of ASU 2016-19 on its consolidated financial statements and disclosures and determined that the adoption of ASU 2016-19 has not had a material impact on its consolidated financial statements.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

In March 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which will amend FASB ASC 310-20. The amendments in this Update shorten the amortization period for certain callable debt securities held at a premium, generally requiring the premium to be amortized to the earliest call date. For public business entities, the amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASU 2017-08 on its consolidated financial statements and disclosures.

In May 2014, the FASB issued ASC 606, Revenue From Contracts With Customers, originally effective for public business entities with annual reporting periods beginning after December 15, 2016. On August 12, 2015, the FASB issued an ASU, Revenue From Contracts With Customers (Topic 606): Deferral of the Effective Date, which deferred the effective date of ASC 606 for one year. ASC 606 provides accounting guidance related to revenue from contracts with customers. For public business entities, ASC 606 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. The Company is evaluating the impact of ASC 606 but does not currently believe that the application of ASC 606 will have a material impact on its consolidated financial statements and disclosures.

Note 3. Agreements

Solar Capital has an Advisory Agreement with the Investment Adviser, under which the Investment Adviser will manage the day-to-day operations of, and provide investment advisory services to, Solar Capital. For providing these services, the Investment Adviser receives a fee from Solar Capital, consisting of two components—a base management fee and a performance-based incentive fee. The base management fee is determined by taking the average value of Solar Capital’s gross assets at the end of the two most recently completed calendar quarters calculated at an annual rate of 2.00%. For purposes of computing the base management fee, gross assets exclude temporary assets acquired at the end of each fiscal quarter for purposes of preserving investment flexibility in the next fiscal quarter. Temporary assets include, but are not limited to, U.S. treasury bills, other short-term U.S. government or government agency securities, repurchase agreements or cash borrowings. Effective January 1, 2018, the annual rate for the base management fee changed from 2.00% to 1.75%.

The performance-based incentive fee has two parts, as follows: one part is calculated and payable quarterly in arrears based on Solar Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus Solar Capital’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the performance-based incentive fee). Pre-incentive fee net investment income does not include any realized capital gains or losses, or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Solar Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7% annualized). Solar Capital pays the Investment Adviser a performance-based incentive fee with respect to Solar Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no performance-based incentive fee in any calendar quarter in which Solar Capital’s pre-incentive fee net investment income does not exceed the hurdle rate;

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

(2) 100% of Solar Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter; and (3) 20% of the amount of Solar Capital’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

The second part of the performance-based incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement, as of the termination date), and will equal 20% of Solar Capital’s cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all net capital gains upon which prior performance-based capital gains incentive fee payments were previously made to the Investment Adviser. For financial statement purposes, the second part of the performance-based incentive fee is accrued based upon 20% of cumulative net realized gains and net unrealized capital appreciation. No accrual was required for the fiscal years ended December 31, 2017, 2016 and 2015.

For the fiscal years ended December 31, 2017, 2016 and 2015, the Company recognized $27,409, $28,115 and $24,678, respectively, in base management fees and $17,055, $17,775 and $4,374, respectively, in gross performance-based incentive fees. For the fiscal years ended December 31, 2017, 2016 and 2015, $0, $0 and $1,694, respectively, of such performance-based incentive fees were waived. The voluntary fee waiver in 2015 was made at the Investment Adviser’s discretion and is not subject to recapture by the Investment Adviser or reimbursement by the Company.

Solar Capital has also entered into an Administration Agreement with Solar Capital Management, LLC (the “Administrator”) under which the Administrator provides administrative services to Solar Capital. For providing these services, facilities and personnel, Solar Capital reimburses the Administrator for Solar Capital’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent. The Administrator will also provide, on Solar Capital’s behalf, managerial assistance to those portfolio companies to which Solar Capital is required to provide such assistance. The Company typically reimburses the Administrator on a quarterly basis.

For the fiscal years ended December 31, 2017, 2016 and 2015, the Company recognized expenses under the Administration Agreement of $5,215, $5,990 and $5,081, respectively. No managerial assistance fees were accrued or collected for the fiscal years ended December 31, 2017, 2016 and 2015.

Note 4. Net Asset Value Per Share

At December 31, 2017, the Company’s total net assets and net asset value per share were $921,605 and $21.81, respectively. This compares to total net assets and net asset value per share at December 31, 2016 of $918,507 and $21.74, respectively.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Note 5. Earnings Per Share

The following table sets forth the computation of basic and diluted net increase in net assets per share resulting from operations, pursuant to ASC 260-10, for the years ended December 31, 2017, 2016 and 2015:

	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015
Earnings per share (basic & diluted) Numerator - net increase in net assets resulting from operations:	$70,430	$106,815	$14,080
Denominator - weighted average shares:	42,257,692	42,258,143	42,465,158
Earnings per share:	$1.67	$2.53	$0.33

Note 6. Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuations used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1. Financial assets and liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access.

Level 2. Financial assets and liabilities whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets;

b)	Quoted prices for identical or similar assets or liabilities in non-active markets;

c)	Pricing models whose inputs are observable for substantially the full term of the asset or liability; and

d)	Pricing models whose inputs are derived principally from or corroborated by observable market data through correlation or other means for substantially the full term of the asset or liability.

Level 3. Financial assets and liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s and, if applicable, an independent third-party valuation firm’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3).

Gains and losses for assets and liabilities categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3).

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Such reclassifications are reported as transfers in/out of the appropriate category as of the end of the quarter in which the reclassifications occur.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2017 and 2016:

Fair Value Measurements

As of December 31, 2017

	Level 1	Level 2	Level 3	Measured at Net Asset Value*	Total
Assets:
Senior Secured Loans	$—	$25,770	$743,331	$—	$769,101
Equipment Financing	—	—	218,583	—	218,583
Preferred Equity	—	—	12,837	—	12,837
Common Equity/Equity Interests/Warrants	688	—	319,481	140,480	460,649

Total Investments	$688	$25,770	$1,294,232	$140,480	$1,461,170

Liabilities:
Credit Facility and 2022 Unsecured Notes	$—	$—	$445,600	$—	$445,600

*	In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities. The two portfolio investments in this category are SSLP and SSLP II. See Note 15 & 16, respectively, for more information on these investments, including their investment strategies and the Company’s unfunded equity commitments to SSLP and SSLP II. Neither of these investments are redeemable by the Company absent an election by the members of the entities to liquidate all investments and distribute the proceeds to the members.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Fair Value Measurements

As of December 31, 2016

	Level 1	Level 2	Level 3	Measured at Net Asset Value*	Total
Assets:
Bank Debt/Senior Secured Loans	$—	$28,744	$759,510	$—	$788,254
Subordinated Debt/Corporate Notes	—	—	28,059	—	28,059
Preferred Equity	—	—	14,906	—	14,906
Common Equity/Equity Interests/Warrants	701	—	324,842	148,016	473,559

Total Investments	$701	$28,744	$1,127,317	$148,016	$1,304,778

Liabilities:
Credit Facility, Senior Secured Notes and 2022 Unsecured Notes	$—	$—	$290,200	$—	$290,200

*	In accordance with ASC 820-10, certain investments that are measured using the net asset value per share (or its equivalent) as a practical expedient for fair value have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2017 and the year ended December 31, 2016 as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2017 and December 31, 2016:

Fair Value Measurements Using Level 3 Inputs

	Senior Secured Loans	Equipment Financing	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Equity Interests/ Warrants
Fair value, December 31, 2016	$759,510	$—	$28,059	$14,906	$324,842
Total gains or losses included in earnings:
Net realized gain (loss)	(9,547)	—	—	—	—
Net change in unrealized gain (loss)	18,455	649	(122)	372	(5,661)
Purchase of investment securities	246,367	224,468	36	—	300
Proceeds from dispositions of investment securities.	(271,454)	(6,534)	(27,973)	(2,441)	—
Transfers in/out of Level 3	—	—	—	—	—

Fair value, December 31, 2017	$743,331	$218,583	$—	$12,837	$319,481

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss)	$9,046	$649	$—	$372	$(5,661)

During the year ended December 31, 2017, there were no transfers in and out of Levels 1 and 2.

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3) for the year ended December 31, 2017:

Credit Facility, Senior Secured Notes and 2022 Unsecured Notes	For the year ended December 31, 2017
Beginning fair value	$290,200
Net realized (gain) loss	—
Net change in unrealized (gain) loss	—
Borrowings	861,400
Repayments	(706,000)
Transfers in/out of Level 3	—

Ending fair value	$445,600

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

The Company has made an irrevocable election to apply the fair value option of accounting to the Credit Facility and the 2022 Unsecured Notes, in accordance with ASC 825-10. On December 31, 2017, there were borrowings of $295,600 and $150,000, respectively, on the Credit Facility and the 2022 Unsecured Notes. The Company used an independent third-party valuation firm to assist in measuring the fair value of the Credit Facility and the 2022 Unsecured Notes.

Fair Value Measurements Using Level 3 Inputs

	Bank Debt/ Senior Secured Loans	Subordinated Debt/ Corporate Notes	Preferred Equity	Common Equity/ Equity Interests/ Warrants
Fair value, December 31, 2015	$800,291	$67,314	$17,948	$310,239
Total gains or losses included in earnings:
Net realized gain (loss)	702	77	—	(144)
Net change in unrealized gain (loss)	10,613	8,479	(452)	8,360
Purchase of investment securities	317,268	189	—	6,387
Proceeds from dispositions of investment securities	(369,364)	(48,000)	(2,590)	—
Transfers in/out of Level 3	—	—	—	—

Fair value, December 31, 2016	$759,510	$28,059	$14,906	$324,842

Unrealized gains (losses) for the period relating to those Level 3 assets that were still held by the Company at the end of the period:
Net change in unrealized gain (loss)	$6,943	$602	$(452)	$8,362

During the year ended December 31, 2016, there were no transfers in and out of Levels 1 and 2.

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3) for the year ended December 31, 2016:

Credit Facility, Senior Secured Notes and 2022 Unsecured Notes	For the year ended December 31, 2016
Beginning fair value	$332,900
Net realized (gain) loss	—
Net change in unrealized (gain) loss	—
Borrowings	728,500
Repayments	(771,200)
Transfers in/out of Level 3	—

Ending fair value	$290,200

The Company has made an irrevocable election to apply the fair value option of accounting to the Credit Facility, the Senior Secured Notes and the 2022 Unsecured Notes, in accordance with ASC 825-10. On December 31, 2016, there were borrowings of $165,200, $75,000 and $50,000, respectively, on the Credit Facility, the Senior Secured Notes and the 2022 Unsecured Notes. The Company used an independent third-party valuation firm to assist in measuring the fair value of the Credit Facility, the Senior Secured Notes and the 2022 Unsecured Notes.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Quantitative Information about Level 3 Fair Value Measurements

The Company typically determines the fair value of its performing debt investments utilizing a yield analysis. In a yield analysis, a price is ascribed for each investment based upon an assessment of current and expected market yields for similar investments and risk profiles. Additional consideration is given to current contractual interest rates, relative maturities and other key terms and risks associated with an investment. Among other factors, a significant determinant of risk is the amount of leverage used by the portfolio company relative to the total enterprise value of the company, and the rights and remedies of our investment within each portfolio company.

Significant unobservable quantitative inputs typically used in the fair value measurement of the Company’s Level 3 assets and liabilities primarily reflect current market yields, including indices, and readily available quotes from brokers, dealers, and pricing services as indicated by comparable assets and liabilities, as well as enterprise values, returns on equity and earnings before income taxes, depreciation and amortization (“EBITDA”) multiples of similar companies, and comparable market transactions for equity securities.

Quantitative information about the Company’s Level 3 asset and liability fair value measurements as of December 31, 2017 is summarized in the table below:

	Asset or Liability	Fair Value at December 31, 2017		Principal Valuation Technique/Methodology	Unobservable Input	Range (Weighted Average)
Senior Secured Loans	Asset		$743,331	Yield Analysis	Market Yield	7.6% – 22.8% (11.2%)
Equipment Financing	Asset	$ $	73,083 145,500	Yield Analysis Enterprise Value	Market Yield Return on Equity	7.6% – 39.1% (10.0%) 11.8% – 11.8% (11.8%)
Preferred Equity	Asset		$12,837	Yield Analysis	Market Yield	6.2% – 13.4% (10.9%)
Common Equity/Equity Interests/Warrants	Asset	$ $	16,281 303,200	Enterprise Value Enterprise Value	EBITDA Multiple Return on Equity	5.5x – 6.5x (6.3x) 7.3% – 14.0% (14.0%)
Credit Facility	Liability		$295,600	Yield Analysis	Market Yield	L+1.4% – L+4.8% (L+2.0%)
2022 Unsecured Notes	Liability		$150,000	Yield Analysis	Market Yield	4.5% – 4.9% (4.5%)

Quantitative information about the Company’s Level 3 asset and liability fair value measurements as of December 31, 2016 is summarized in the table below:

	Asset or Liability	Fair Value at December 31, 2016		Principal Valuation Technique/Methodology	Unobservable Input	Range (Weighted Average)
Bank Debt/Senior Secured Loans	Asset	$ $	758,733 777	Yield Analysis Enterprise Value	Market Yield EBITDA Multiple	8.2% – 51.6% (11.5%) 4.0x – 5.0x (4.5x)
Subordinated Debt/Corporate Note	Asset		$28,059	Yield Analysis	Market Yield	14.9% – 14.9% (14.9%)
Preferred Equity	Asset		$14,906	Yield Analysis	Market Yield	8.0% – 11.3% (10.0%)
Common Equity/Equity Interests/Warrants	Asset	$ $	19,842 305,000	Enterprise Value Enterprise Value	EBITDA Multiple Return on Equity	5.5x – 6.5x (6.3x) 7.7% – 12.5% (11.9%)
Credit Facility	Liability		$165,200	Yield Analysis	Market Yield	L+1.4% – L+4.8% (L+2.0%)
Senior Secured Notes	Liability		$75,000	Yield Analysis	Market Yield	5.6% – 6.1% (5.9%)
2022 Unsecured Notes	Liability		$50,000	Yield Analysis	Market Yield	4.4% – 4.7% (4.4%)

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Significant increases or decreases in any of the above unobservable inputs in isolation, including unobservable inputs used in deriving bid-ask spreads, if applicable, could result in significantly lower or higher fair value measurements for such assets and liabilities.

Note 7. Derivatives

The Company may be exposed to foreign exchange risk through its investments denominated in foreign currencies, if any. The Company may mitigate this risk through the use of foreign currency forward contracts, borrowing in local currency under its Credit Facility, or similar borrowing. As an investment company, all changes in the fair value of assets, including changes caused by foreign currency fluctuation, flow through current earnings.

As of December 31, 2017 and December 31, 2016, there were no open forward foreign currency contracts outstanding. The Company also had no derivatives designated as hedging instruments at December 31, 2017 and December 31, 2016.

Note 8. Debt

Unsecured Notes

On December 28, 2017, the Company closed a private offering of $21,000 of unsecured tranche c notes due 2022 (the “2022 Tranche C Notes”) with a fixed interest rate of 4.50% and a maturity date of December 28, 2022. Interest on the 2022 Tranche C Notes is due semi-annually on June 28 and December 28. The 2022 Tranche C Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 22, 2017, we issued $75,000 in aggregrate principal amount of publicly registered unsecured senior notes due 2023 (the “2023 Unsecured Notes”) for net proceeds of $73,846. Interest on the 2023 Unsecured Notes is paid semi-annually on January 20 and June 20, at a rate of 4.50% per year, commencing on January 20, 2018. The 2023 Unsecured Notes mature on January 20, 2023.

On February 15, 2017, the Company closed a private offering of $100,000 of additional 2022 Unsecured Notes with a fixed interest rate of 4.60% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 8, 2016, the Company closed a private offering of $50,000 of the 2022 Unsecured Notes with a fixed interest rate of 4.40% and a maturity date of May 8, 2022. Interest on the 2022 Unsecured Notes is due semi-annually on May 8 and November 8. The 2022 Unsecured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

On November 16, 2012, the Company and U.S. Bank National Association entered into an Indenture and a First Supplemental Indenture relating to the Company’s issuance, offer and sale of $100,000 aggregate principal amount of its 6.75% Unsecured Senior Notes due 2042 (the “2042 Unsecured Notes”). The 2042 Unsecured Notes was set to mature on November 15, 2042 and may have been redeemed in whole or in part at the Company’s option at any time or from time to time on or after November 15, 2017 at a redemption price of $25

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

per security plus accrued and unpaid interest. The 2042 Unsecured Notes bore interest at a rate of 6.75% per year payable quarterly on February 15, May 15, August 15 and November 15 of each year. The 2042 Unsecured Notes were direct senior unsecured obligations of the Company. On December 18, 2017, the 2042 Unsecured Notes were repaid in full.

Revolving and Term Loan Facility

On September 30, 2016, the Company entered into a second Credit Facility amendment. Post amendment, the Credit Facility was composed of $505,000 of revolving credit and $50,000 of term loans. Borrowings generally bear interest at a rate per annum equal to the base rate plus a range of 2.00-2.25% or the alternate base rate plus 1.00%-1.25%. The Credit Facility has no LIBOR floor requirement. The Credit Facility matures in September 2021 and includes ratable amortization in the final year. The Credit Facility may be increased up to $800,000 with additional new lenders or an increase in commitments from current lenders. The Credit Facility contains certain customary affirmative and negative covenants and events of default. In addition, the Credit Facility contains certain financial covenants that among other things, requires the Company to maintain a minimum shareholder’s equity and a minimum asset coverage ratio. The Company also pays issuers of funded term loans quarterly in arrears a commitment fee at the rate of 0.25% per annum on the average daily outstanding balance. On February 23, 2017, the Company prepaid its two non-extending lenders and terminated their commitments, reducing total outstanding revolving credit commitments by $110,000 to $395,000. At December 31, 2017, outstanding USD equivalent borrowings under the Credit Facility totaled $295,600, composed of $245,600 of revolving credit and $50,000 of term loans.

Senior Secured Notes

On May 10, 2012, the Company closed a private offering of $75,000 of Senior Secured Notes with a fixed interest rate of 5.875% and a maturity date of May 10, 2017. Interest on the Senior Secured Notes was due semi-annually on May 10 and November 10. The Senior Secured Notes were issued in a private placement only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. On May 10, 2017, the Senior Secured Notes matured and were repaid in full by the Company.

Certain covenants on our issued debt may restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

The Company has made an irrevocable election to apply the fair value option of accounting to its Credit Facility and 2022 Unsecured Notes, in accordance with ASC 825-10. We believe accounting for the Credit Facility and 2022 Unsecured Notes at fair value better aligns the measurement methodologies of assets and liabilities, which may mitigate certain earnings volatility. ASC 825-10 requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and the 2022 Unsecured Notes are reported in the Consolidated Statement of Operations.

The average annualized interest cost for all borrowings for the year ended December 31, 2017 and the year ended December 31, 2016 was 4.73% and 4.11%, respectively. These costs are exclusive of other credit facility expenses such as unused fees, agency fees and other prepaid expenses related to establishing and/or amending the Credit Facility, the 2022 Unsecured Notes, the Tranche C Notes, the 2023 Unsecured Notes, the 2042 Unsecured Notes, and the Senior Secured Notes (collectively the “Credit Facilities”), if any. During the year ended

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

December 31, 2017, the Company expensed $591 in conjunction with the February 2017 issue of 2022 Unsecured Notes. During the year ended December 31, 2016, the Company expensed $2,781 in conjunction with the September 2016 amendment to the Credit Facility and $280 in conjunction with the November 2016 issue of the 2022 Unsecured Notes. The maximum amounts borrowed on the Credit Facilities during the year ended December 31, 2017 and the year ended December 31, 2016 were $606,600 and $610,900, respectively.

Note 9(a). Income Tax Information and Distributions to Stockholders

The tax character of distributions for the fiscal years ended December 31, 2017, 2016 and 2015 were as follows:

	2017		2016		2015
Ordinary income	$67,612	100.0%	$67,598	100.0%	$67,944	100.0%
Capital gains	—	0.0%	—	0.0%	—	0.0%
Return of capital	—	0.0%	—	0.0%	—	0.0%

Total distributions	$67,612	100.0%	$67,598	100.0%	$67,944	100.0%

As of December 31, 2017, 2016 and 2015 the total accumulated earnings (loss) on a tax basis were as follows (1):

	2017	2016	2015
Undistributed ordinary income	$8,750	$7,329	$1,141
Undistributed long-term net capital gains	—	—	—

Total undistributed net earnings	8,750	7,329	1,141
Post-October capital losses	—	—	—
Capital loss carryforward	(41,814)	(31,311)	(31,242)
Other book/tax temporary differences	2,800	2,915	838
Net unrealized appreciation (depreciation)	10,234	(7,928)	(42,563)

Total tax accumulated earnings (loss)	$(20,030)	$(28,995)	$(71,826)

(1)	Tax information for the fiscal years ended December 31, 2017, 2016 and 2015 are/were estimates and are not final until the Company files its tax returns, typically in September each year.

The Company recognizes in its consolidated financial statements the tax effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. To the best of our knowledge, we did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25 nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2014 remain subject to examination by the Internal Revenue Service and the state department of revenue. The capital loss carryforwards shown above do not expire. $0, $0 and $2,879 of the capital loss carryforwards were utilized during the fiscal years ended December 31, 2017, 2016 and 2015, respectively.

Note 9(b). Other Tax Information (unaudited)

For the fiscal years ended December 31, 2017, 2016 and 2015, none of the distributions paid during the year were eligible for qualified dividend income treatment or the dividends received deduction for corporate

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

stockholders. For the fiscal years ended December 31, 2017, 2016, and 2015, 89.25%, 95.23% and 94.05%, respectively, of each of the distributions paid during the year represent interest-related dividends. For the fiscal years ended December 31, 2017, 2016 and 2015, none of the distributions represent short-term capital gains dividends.

Note 10. Financial Highlights and Senior Securities Table

The following is a schedule of financial highlights for the respective years:

	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014		Year ended December 31, 2013
Per Share Data: (a)
Net asset value, beginning of year	$21.74	$20.79	$22.05	$22.50		$22.70

Net investment income	1.62	1.68	1.52	1.56		1.91
Net realized and unrealized gain (loss)	0.05	0.84	(1.18)	(0.43)		(0.22)

Net increase in net assets resulting from operations	1.67	2.52	0.34	1.13		1.69
Distributions to stockholders (see note 9a):
From net investment income	(1.60)	(1.60)	(1.60)	(1.55)		(1.55)
From net realized gains	—	—	—	—		(0.46)
From other sources	—	—	—	(0.05	)(c)	—
Anti-dilution	—	0.03	—	0.02		0.12

Net asset value, end of year	$21.81	$21.74	$20.79	$22.05		$22.50

Per share market value, end of year	$20.21	$20.82	$16.43	$18.01		$22.55
Total Return(b)	4.47%	37.49%	(0.29)%	(13.58)%		2.82%
Net assets, end of year	$921,605	$918,507	$882,698	$936,568		$995,637
Shares outstanding, end of year	42,260,826	42,248,525	42,464,762	42,465,162		44,244,195
Ratios to average net assets:
Net investment income	7.43%	7.91%	6.94%	6.93%		8.43%

Operating expenses	5.80%	6.25%	3.84%*	4.24%		5.82%
Interest and other credit facility expenses**	2.35%	2.73%	1.68%	1.50%		1.99%

Total expenses	8.15%	8.98%	5.52%*	5.74%		7.81%

Average debt outstanding	$414,264	$495,795	$262,341	$225,000		$318,186
Portfolio turnover ratio	24.9%	31.0%	13.0%	53.7%		25.6%

(a)	Calculated using the average shares outstanding method.
(b)	Total return is based on the change in market price per share during the year and takes into account distributions, if any, reinvested in accordance with the dividend reinvestment plan. Total return does not include a sales load.
(c)	Represents tax return of capital.
*	The ratio of operating expenses to average net assets and the ratio of total expenses to average net assets is shown net of a voluntary incentive fee waiver (see note 3). For the year ended December 31, 2015, the ratios of operating expenses to average net assets and total expenses to average net assets would be 4.02% and 5.70%, respectively, without the voluntary incentive fee waiver.
**	Ratios shown without the non-recurring costs associated with the amendments and establishment of the Credit Facility and 2022 Unsecured Notes would be 2.29%, 2.39%, 1.68%, 1.50% and 1.74%, respectively for the years shown.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Information about our senior securities is shown in the following table as of each year ended December 31 since the Company commenced operations, unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2017	$245,600	$1,225	—		N/A
Fiscal 2016	115,200	990	—		N/A
Fiscal 2015	207,900	1,459	—		N/A
Fiscal 2014	—	—	—		N/A
Fiscal 2013	—	—	—		N/A
Fiscal 2012	264,452	1,510	—		N/A
Fiscal 2011	201,355	3,757	—		N/A
Fiscal 2010	400,000	2,668	—		N/A
Fiscal 2009	88,114	8,920	—		N/A
2022 Unsecured Notes
Fiscal 2017	$150,000	$748	—		N/A
Fiscal 2016	50,000	430	—		N/A
2022 Tranche C Notes
Fiscal 2017	$21,000	$105	—		N/A
2023 Unsecured Notes
Fiscal 2017	$75,000	$374	—		N/A
2042 Unsecured Notes
Fiscal 2017	$—	$—	—	$	N/A
Fiscal 2016	100,000	859	—		1,002
Fiscal 2015	100,000	702	—		982
Fiscal 2014	100,000	2,294	—		943
Fiscal 2013	100,000	2,411	—		934
Fiscal 2012	100,000	571	—		923
Senior Secured Notes
Fiscal 2017	$—	$—	—		N/A
Fiscal 2016	75,000	645	—		N/A
Fiscal 2015	75,000	527	—		N/A
Fiscal 2014	75,000	1,721	—		N/A
Fiscal 2013	75,000	1,808	—		N/A
Fiscal 2012	75,000	428	—		N/A
Term Loans
Fiscal 2017	$50,000	$250	—		N/A
Fiscal 2016	50,000	430	—		N/A
Fiscal 2015	50,000	351	—		N/A
Fiscal 2014	50,000	1,147	—		N/A
Fiscal 2013	50,000	1,206	—		N/A
Fiscal 2012	50,000	285	—		N/A
Fiscal 2011	35,000	653	—		N/A
Fiscal 2010	35,000	233	—		N/A

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Class and Year	Total Amount Outstanding(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Total Senior Securities
Fiscal 2017	$541,600	$2,702	—	N/A
Fiscal 2016	390,200	3,354	—	N/A
Fiscal 2015	432,900	3,039	—	N/A
Fiscal 2014	225,000	5,162	—	N/A
Fiscal 2013	225,000	5,425	—	N/A
Fiscal 2012	489,452	2,794	—	N/A
Fiscal 2011	236,355	4,410	—	N/A
Fiscal 2010	435,000	2,901	—	N/A
Fiscal 2009	88,114	8,920	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by all senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the Asset Coverage Per Unit. In order to determine the specific Asset Coverage Per Unit for each class of debt, the total Asset Coverage Per Unit is allocated based on the amount outstanding in each class of debt at the end of the period. As of December 31, 2017, asset coverage was 270.2%.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable except for the 2042 Unsecured Notes which were publicly traded. The Average Market Value Per Unit is calculated by taking the daily average closing price during the period and dividing it by twenty-five dollars per share and multiplying the result by one thousand to determine a unit price per thousand consistent with Asset Coverage Per Unit. The average market value for the fiscal 2017, 2016, 2015, 2014, 2013 and 2012 periods was N/A, $101,360, $100,175, $98,196, $94,301, $93,392, and $92,302, respectively.

Note 11. Crystal Financial LLC

On December 28, 2012, we completed the acquisition of Crystal Capital Financial Holdings LLC (“Crystal Financial”), a commercial finance company focused on providing asset-based and other secured financing solutions (the “Crystal Acquisition”). We invested $275,000 in cash to effect the Crystal Acquisition. Crystal Financial owned approximately 98% of the outstanding ownership interest in Crystal Financial LLC. The remaining financial interest was held by various employees of Crystal Financial LLC, through their investment in Crystal Management LP. Crystal Financial LLC had a diversified portfolio of 23 loans having a total par value of approximately $400,000 at November 30, 2012 and a $275,000 committed revolving credit facility. On January 27, 2014, the revolving credit facility was expanded to $300,000. On March 31, 2014, we exchanged $137,500 of our equity interest in Crystal Financial in exchange for $137,500 in floating rate senior secured notes in Crystal Financial bearing interest at LIBOR plus 9.50%, maturing on March 31, 2019. On May 18, 2015, the revolving credit facility was expanded to $350,000. Our financial statements, including our schedule of investments, reflected our investments in Crystal Financial on a consolidated basis. On July 28, 2016, the Company purchased Crystal Management LP’s approximately 2% equity interest in Crystal Financial LLC for approximately $5,737. Upon the closing of this transaction, the Company holds 100% of the equity interest in Crystal Financial LLC. On September 30, 2016, Crystal Capital Financial Holdings LLC was dissolved.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

As of December 31, 2017 Crystal Financial LLC had 27 funded commitments to 23 different issuers with a total par value of approximately $300,876 on total assets of $448,465. As of December 31, 2016, Crystal Financial LLC had 26 funded commitments to 25 different issuers with a total par value of approximately $368,784 on total assets of $459,732. As of December 31, 2017 and December 31, 2016, the largest loan outstanding totaled $35,954 and $36,255, respectively. For the same periods, the average exposure per issuer was $13,082 and $14,751, respectively. Crystal Financial LLC’s credit facility, which is non-recourse to Solar Capital, had approximately $176,454 and $175,422 of borrowings outstanding at December 31, 2017 and December 31, 2016, respectively. For the years ended December 31, 2017, 2016 and 2015, Crystal Financial LLC had net income of $20,391, $34,099 and $27,362, respectively, on gross income of $52,746, $69,442 and $62,542, respectively. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions. Crystal Financial LLC’s consolidated financial statements for the fiscal years ended December 31, 2017 and December 31, 2016 are attached as an exhibit to the registration statement of which this prospectus is a part.

Note 12. Stock Repurchase Programs

On July 31, 2013, the Board authorized a program for the purpose of repurchasing up to $100,000 of the Company’s common stock. Under the repurchase program, the Company could have, but was not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complied with the prohibitions under its Insider Trading Policies and Procedures and the guidelines specified in Rules 10b-18 and 10b-5 under the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. On December 5, 2013, the Board extended the repurchase program to be in place until the earlier of July 31, 2014 or until $100,000 of the Company’s outstanding shares of common stock had been repurchased. On July 31, 2014, the Company’s stock repurchase program expired. During the fiscal year ended December 31, 2014, the Company repurchased 1,779,033 shares at an average price of approximately $21.97 per share, inclusive of commissions. The total dollar amount of shares repurchased in that period was $39,078. During the year ended December 31, 2013, the Company repurchased 796,418 shares at an average price of approximately $21.98 per share, inclusive of commissions, for a total dollar amount of $17,508.

On October 7, 2015, the Board authorized a new share repurchase program to purchase common stock in the open market in an amount up to $30,000. Under the repurchase program, the Company may, but is not obligated to, repurchase its outstanding common stock in the open market from time to time provided that the Company complies with the prohibitions under its Insider Trading Policies and Procedures and the guidelines specified in Rules 10b-18 and 10b-5 under the Securities Exchange Act of 1934, as amended, including certain price, market volume and timing constraints. On October 7, 2016, the Company’s stock repurchase program expired. During the year ended December 31, 2016, the Company repurchased 216,237 shares at an average price of $15.76 per share, inclusive of commissions. The total dollar amount of shares repurchased in that period was $3,408. During the year ended December 31, 2015, the Company repurchased 400 shares at an average price of $15.98 per share, inclusive of commissions, for a total dollar amount of $6.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Note 13. Selected Quarterly Financial Data (unaudited)

Quarter Ended	Investment Income		Net Investment Income		Net Realized And Unrealized Gain (Loss) on Assets		Net Increase (Decrease) In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2017	$38,911	0.92	$18,640	0.44	$(1,314)	(0.03)	$17,326	0.41
September 30, 2017	36,147	0.86	17,315	0.41	(152)	(0.00)	17,163	0.41
June 30, 2017	33,888	0.80	16,079	0.38	2,704	0.06	18,783	0.44
March 31, 2017	34,392	0.81	16,330	0.39	828	0.02	17,158	0.41

December 31, 2016	$36,638	0.87	$17,648	0.42	$195	0.00	$17,843	0.42
September 30, 2016	39,798	0.94	17,004	0.40	8,615	0.21	25,619	0.61
June 30, 2016	41,369	0.98	19,533	0.46	15,642	0.37	35,175	0.83
March 31, 2016	34,033	0.80	16,915	0.40	11,262	0.27	28,177	0.67

Note 14. Commitments and Contingencies

The Company had unfunded debt and equity commitments to various revolving and delayed draw loans as well as to Crystal Financial LLC. The total amount of these unfunded commitments as of December 31, 2017 and December 31, 2016 is $62,044 and $64,013, respectively, comprised of the following:

	December 31, 2017	December 31, 2016
Crystal Financial LLC*	$44,263	$44,263
Alera Group Intermediate Holdings, Inc.	3,885	—
Delphinus Medical Technologies, Inc.	3,750	—
Accentcare, Inc.	3,397	—
MRI Software LLC	2,361	—
Datto, Inc.	1,683	—
CardioFocus, Inc.	1,000	—
Radiology Partners, Inc.	878	—
WJV658, LLC	827	—
Vapotherm, Inc.	—	10,000
aTyr Pharma, Inc.	—	5,000
SentreHeart, Inc.	—	2,500
Conventus Orthopaedics, Inc.	—	2,250

Total Commitments	$62,044	$64,013

*	The Company controls the funding of the Crystal Financial LLC commitment and may cancel it at its discretion.

As of December 31, 2017 and December 31, 2016, the Company had sufficient cash available and/or liquid securities available to fund its commitments as well as the commitments to Senior Secured Unitranche Loan Program LLC (“SSLP”) disclosed in Note 15, Senior Secured Unitranche Loan Program II LLC (“SSLP II”) disclosed in Note 16 and Solar Life Science Program LLC (“LSJV”) disclosed in Note 17.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Note 15. Senior Secured Unitranche Loan Program LLC

On September 2, 2014, the Company entered into a limited liability company agreement with an affiliate (the “Investor”) of a fund managed by Pacific Investment Management Company LLC (“PIMCO”) to co-invest in middle market senior secured unitranche loans sourced by the same origination platform used by the Company. Initial funding commitments to the unitranche strategy total $600,000, consisting of direct equity investments and co-investment commitments as described below. The joint venture vehicle known as the SSLP is structured as an unconsolidated Delaware limited liability company. The Company and the Investor initially made equity commitments to the SSLP of $300,000 and $43,250, respectively. All portfolio decisions and generally all other decisions in respect of the SSLP must be approved by an investment committee of the SSLP consisting of representatives of the Company and PIMCO (with approval from a representative of each required).

On October 15, 2015, the Company entered into an amended and restated limited liability company agreement for its SSLP to add Voya Investment Management LLC (“Voya”), part of Voya Financial, Inc. (NYSE: VOYA), as a partner in SSLP in place of the investor that was previously the Company’s partner in SSLP, though this investor may still co-invest up to $300,000 of equity in unitranche loans alongside SSLP. This joint venture is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. In addition to the Company’s prior equity commitment of $300,000 to SSLP, Voya has made an initial equity commitment of $25,000 to SSLP, with the ability to upsize.

On November 2, 2015, the Company assigned $125,000 of its $300,000 commitment to SSLP to Senior Secured Unitranche Loan Program II LLC (“SSLP II”), a Delaware limited liability company.

On November 25, 2015, SSLP commenced operations. On June 30, 2016, SSLP as transferor and SSLP 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP, as borrower entered into a $200,000 senior secured revolving credit facility (the “SSLP Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP Facility. The SSLP Facility is scheduled to mature on June 30, 2021. The SSLP Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP and SSLP 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP Facility also includes usual and customary events of default for credit facilities of this nature. There were $74,248 and $67,148 of borrowings outstanding as of December 31, 2017 and December 31, 2016, respectively. As of December 31, 2017 and December 31, 2016, the Company and Voya had contributed combined equity capital in the amount of $102,533 and $116,433, respectively. Of the $102,533 of contributed equity capital at December 31, 2017, the Company contributed $29,884 in the form of investments and $59,832 in the form of cash and Voya contributed $12,817 in the form of cash. As of December 31, 2017, the Company and Voya’s remaining commitments to SSLP totaled $85,284 and $12,183, respectively. The Company, along with Voya, controls the funding of SSLP and SSLP may not call the unfunded commitments without approval of both the Company and Voya.

As of December 31, 2017 and December 31, 2016, SSLP had total assets of $179,241 and $184,816, respectively. For the same periods, SSLP’s portfolio consisted of floating rate senior secured loans to 10 and 11 different borrowers, respectively. For the year ended December 31, 2017, SSLP invested $31,509 in 5 portfolio companies. Investments prepaid totaled $37,556 for the year ended December 31, 2017. For the year ended December 31, 2016, SSLP invested $89,421 in 8 portfolio companies. Investments prepaid totaled $1,183 for the

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

year ended December 31, 2016. At December 31, 2017 and December 31, 2016, the weighted average yield of SSLP’s portfolio was 8.1% and 7.4%, respectively, measured at fair value and 8.1% and 7.5%, respectively, measured at cost.

SSLP Portfolio as of December 31, 2017

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.(4)	Health Care Providers & Services	L+525	1.00%	6.94%	9/3/21	$14,393	$14,350	$14,321
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	17,114	16,963	17,029
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	3,125	3,102	3,125
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	13,736	13,496	13,736
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.44%	12/14/21	31,695	31,354	31,695
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	13,709	13,585	13,297
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	23,233	22,953	23,117
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	11,880	11,782	11,405
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	1,918	1,905	1,918
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	22,250	21,929	21,805
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	23,546	23,409	23,134

							$174,828	$174,582

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

SSLP Portfolio as of December 31, 2016

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.	Health Care Providers & Services	L+575	1.00%	6.75%	9/3/21	$4,875	$4,875	$4,875
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.50%	12/30/22	13,824	13,686	13,686
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.00%	8/1/21	3,292	3,261	3,275
CIBT Holdings, Inc.	Professional Services	L+525	1.00%	6.25%	6/28/22	13,102	12,979	12,971
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	6.50%	11/30/23	13,875	13,600	13,597
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	7.75%	12/14/21	34,650	34,202	34,650
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.50%	7/5/22	20,625	20,336	20,367
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.00%	12/16/22	12,000	11,881	11,880
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.25%	11/25/21	2,475	2,454	2,475
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+839	1.00%	9.39%	11/25/21	22,250	21,866	21,861
U.S. Anesthesia Partners Inc.	Health Care Providers & Services	L+500	1.00%	6.00%	12/31/19	19,557	19,407	19,362
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	7.25%	4/20/21	21,818	21,686	21,491

							$180,233	$180,490

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2016.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

Below is certain summarized financial information for SSLP as of December 31, 2017 and December 31, 2016 and for the years ended December 31, 2017 and December 31, 2016 as well as for the period from November 25, 2015 (commencement of operations) through December 31, 2015:

	December 31, 2017	December 31, 2016
Selected Balance Sheet Information for SSLP:
Investments at fair value (cost $174,828 and $180,233, respectively)	$174,582	$180,490
Cash and other assets	4,659	4,326

Total assets	$179,241	$184,816

Debt outstanding	$74,248	$67,148
Distributions payable	2,200	1,688
Interest payable and other credit facility related expenses	1,161	660
Accrued expenses and other payables	219	287

Total liabilities	$77,828	$69,783

Members’ equity	$101,413	$115,033

Total liabilities and members’ equity	$179,241	$184,816

	Year ended December 31, 2017	Year ended December 31, 2016		For the Period November 25, 2015 (commencement of operations) through December 31, 2015
Selected Income Statement Information for SSLP:
Interest income	$14,198	$9,187		$462

Service fees*	$117	$84		$4
Interest and other credit facility expenses	3,957	3,878	**	—
Other general and administrative expenses	129	138		175

Total expenses	4,203	4,100		179

Net investment income	$9,995	$5,087		$283

Realized gain on investments	127	—		—
Net change in unrealized gain (loss) on investments	(502)	267		(10)

Net realized and unrealized gain (loss) on investments	(375)	267		(10)

Net income	$9,620	$5,354		$273

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

**	SSLP made an irrevocable election to apply the fair value option of accounting to the SSLP Facility, in accordance with ASC 825-10. As such, all expenses related to the establishment of the SSLP Facility were expensed during the year ended December 31, 2016. These amounts totaled $2,816.

Note 16. Senior Secured Unitranche Loan Program II LLC

On November 2, 2015, the Company assigned $125,000 of its $300,000 commitment to SSLP to SSLP II, a Delaware limited liability company. On August 5, 2016, the Company entered into an amended and restated limited liability company agreement with WFI Loanco, LLC (“WFI”) and SSLP II commenced operations. SSLP II is expected to invest primarily in senior secured loans, including unitranche loans, primarily to middle market companies predominantly owned by private equity sponsors or entrepreneurs, consistent with the Company’s core origination and underwriting mandate. Also on August 5, 2016, the Company assigned $49,977 of its $125,000 commitment to SSLP II to Senior Secured Unitranche Loan Program III LLC (“SSLP III”), a newly formed Delaware limited liability company. SSLP III, which had not commenced operations, was wholly owned by Solar Capital Ltd. but could have brought in unaffiliated investors at a later date. The Company and WFI’s equity commitments to SSLP II now total $75,023 and $18,000, respectively.

On November 15, 2016, SSLP II as transferor and SSLP II 2016-1, LLC, a newly formed wholly owned subsidiary of SSLP II, as borrower entered into a $100,000 senior secured revolving credit facility (the “SSLP II Facility”) with Wells Fargo Bank, NA acting as administrative agent. Solar Capital Ltd. acts as servicer under the SSLP II Facility. The SSLP II Facility is scheduled to mature on November 15, 2021. The SSLP II Facility generally bears interest at a rate of LIBOR plus 2.50%. SSLP II and SSLP II 2016-1, LLC, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including leverage restrictions, reporting requirements and other customary requirements for similar credit facilities. The SSLP II Facility also includes usual and customary events of default for credit facilities of this nature. There were $48,788 and $32,950 of borrowings outstanding as of December 31, 2017 and December 31, 2016, respectively. As of December 31, 2017 and December 31, 2016, the Company and WFI contributed combined equity capital in the amount of $63,331 and $58,231, respectively. Of the $63,331 of contributed equity capital at December 31, 2017, the Company contributed $43,498 in the form of investments and $7,578 in the form of cash and WFI contributed $12,255 in the form of cash. As of December 31, 2017, the Company and WFI’s remaining commitments to SSLP II totaled $23,947 and $5,745, respectively. The Company, along with WFI, controls the funding of SSLP II and SSLP II may not call the unfunded commitments without approval of both the Company and WFI.

As of December 31, 2017 and December 31, 2016, SSLP II had total assets of $124,736 and $93,467, respectively. For the same periods, SSLP II’s portfolio consisted of floating rate senior secured loans to 15 and 12 different borrowers, respectively. For the year ended December 31, 2017, SSLP II invested $49,393 in 9 portfolio companies. Investments prepaid totaled $20,411 for the same period. For the period August 5, 2016 (commencement of operations) through December 31, 2016, SSLP II invested $102,173 in 13 portfolio companies. Investments prepaid totaled $12,052 for the same period. At December 31, 2017 and December 31, 2016, the weighted average yield of SSLP II’s portfolio was 8.0% and 7.6%, respectively, measured at fair value and 8.3% and 7.9%, respectively, measured at cost.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

SSLP II Portfolio as of December 31, 2017

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
AccentCare, Inc.	Health Care Providers & Services	L+525	1.00%	6.94%	9/3/21	$7,863	$7,829	$7,824
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.85%	12/30/22	6,418	6,361	6,386
American Teleconferencing Services, Ltd. (PGI)(4)	Communications Equipment	L+650	1.00%	7.90%	12/8/21	13,858	12,770	13,650
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.42%	8/1/21	1,563	1,551	1,563
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	7.19%	11/30/23	6,868	6,748	6,868
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	8.44%	12/14/21	10,011	10,011	10,011
Global Holdings LLC & Payment Concepts LLC	Consumer Finance	L+650	1.00%	7.99%	5/5/22	9,341	9,173	9,341
Island Medical Management Holdings, LLC	Health Care Providers & Services	L+550	1.00%	7.00%	9/1/22	6,854	6,793	6,649
Logix Holding Company, LLC	Communications Equipment	L+575	1.00%	7.28%	12/22/24	9,000	8,910	8,910
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.84%	7/5/22	10,223	10,098	10,171
PetVet Care Centers, LLC	Health Care Facilities	L+600	1.00%	7.35%	6/8/23	3,444	3,412	3,478
Polycom, Inc.	Communications Equipment	L+525	1.00%	6.72%	9/27/23	9,449	9,130	9,546
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	9.50%	12/16/22	9,900	9,818	9,504
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.94%	11/25/21	767	767	767
PSKW, LLC & PDR, LLC(4)	Health Care Providers & Services	L+826	1.00%	9.95%	11/25/21	8,900	8,774	8,722
VetCor Professional Practices LLC	Health Care Facilities	L+600	1.00%	7.69%	4/20/21	8,128	7,987	7,986

							$120,132	$121,376

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2017.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

SSLP II Portfolio as of December 31, 2016

Description	Industry	Spread Above Index(1)	LIBOR Floor	Interest Rate(2)	Maturity Date	Par Amount	Cost	Fair Value(3)
Alera Group Intermediate Holdings, Inc.	Insurance	L+550	1.00%	6.50%	12/30/22	$5,184	$5,132	$5,132
American Teleconferencing Services, Ltd. (PGI)(4)	Communications Equipment	L+650	1.00%	7.50%	12/8/21	14,619	13,244	14,217
Associated Pathologists, LLC	Health Care Providers & Services	L+500	1.00%	6.00%	8/1/21	1,646	1,631	1,638
CIBT Holdings, Inc.	Professional Services	L+525	1.00%	6.25%	6/28/22	5,241	5,191	5,188
Empower Payments Acquisition, Inc. (RevSpring)	Professional Services	L+550	1.00%	6.50%	11/30/23	6,938	6,800	6,799
Falmouth Group Holdings Corp. (AMPAC)(4)	Chemicals	L+675	1.00%	7.75%	12/14/21	10,945	10,945	10,945
Pet Holdings ULC & Pet Supermarket, Inc.	Specialty Retail	L+550	1.00%	6.50%	7/5/22	9,075	8,947	8,962
Polycom, Inc.	Communications Equipment	L+650	1.00%	7.50%	9/27/23	11,605	11,152	11,547
PPT Management Holdings, LLC	Health Care Providers & Services	L+600	1.00%	7.00%	12/16/22	10,000	9,901	9,900
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+425	1.00%	5.25%	11/25/21	990	990	990
PSKW, LLC & PDR, LLC	Health Care Providers & Services	L+839	1.00%	9.39%	11/25/21	8,900	8,748	8,744
U.S. Anesthesia Partners Inc.	Health Care Providers & Services	L+500	1.00%	6.00%	12/31/19	4,988	4,938	4,938
VetCor Professional Practices LLC	Health Care Facilities	L+625	1.00%	7.25%	4/20/21	2,840	2,787	2,797

							$90,406	$91,797

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

(1)	Floating rate instruments accrue interest at a predetermined spread relative to an index, typically the LIBOR or PRIME rate. These instruments are typically subject to a LIBOR or PRIME rate floor.
(2)	Floating rate debt investments typically bear interest at a rate determined by reference to either the London Interbank Offered Rate (“LIBOR” or “L”) index rate or the prime index rate (PRIME or “P”), and which typically reset monthly, quarterly or semi-annually. For each debt investment we have provided the current interest rate in effect as of December 31, 2016.
(3)	Represents the fair value in accordance with ASC Topic 820. The determination of such fair value is not included in the Board’s valuation process described elsewhere herein.
(4)	The Company also holds this security on its Consolidated Statements of Assets and Liabilities.

Below is certain summarized financial information for SSLP II as of December 31, 2017 and December 31, 2016, for the year ended December 31, 2017 and for the period August 5, 2016 (commencement of operations) through December 31, 2016:

	December 31, 2017	December 31, 2016
Selected Balance Sheet Information for SSLP II:
Investments at fair value (cost $120,132 and $90,406, respectively)	$121,376	$91,797
Cash and other assets	3,360	1,670

Total assets	$124,736	$93,467

Debt outstanding	$48,788	$32,950
Payable for investments purchased	9,281	—
Distributions payable	1,638	1,460
Interest payable and other credit facility related expenses	654	147
Accrued expenses and other payables	217	183

Total liabilities	$60,578	$34,740

Members’ equity	$64,158	$58,727

Total liabilities and members’ equity	$124,736	$93,467

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

	Year ended December 31, 2017	For the period August 5, 2016 (commencement of operations) through December 31, 2016
Selected Income Statement Information for SSLP II:
Interest income	$8,990	$2,259

Service fees*	$110	$28
Interest and other credit facility expenses**	2,116	1,536
Other general and administrative expenses	156	130

Total expenses	$2,382	$1,694

Net investment income	$6,608	$565

Realized gain on investments	46	—
Net change in unrealized gain (loss) on investments	(147)	1,391

Net realized and unrealized gain (loss) on investments	(101)	1,391

Net income	$6,507	$1,956

*	Service fees are included within the Company’s Consolidated Statements of Operations as other income.
**	SSLP II made an irrevocable election to apply the fair value option of accounting to the SSLP II Facility, in accordance with ASC 825-10. As such, all expenses related to the establishment of the SSLP II Facility were expensed during the year ended December 31, 2017 and December 31, 2016. These amounts totaled $13 and $1,389, respectively.

Note 17. Solar Life Science Program LLC

On February 22, 2017, the Company, through its commitment to SSLP III, and Solar Senior Capital Ltd. formed LSJV with an affiliate of Deerfield Management. SSLP III committed approximately $49,977 to LSJV. On March 10, 2017, SSLP III was dissolved. As of December 31, 2017, LSJV has not commenced operations.

Note 18. NEF Holdings, LLC

On July 31, 2017, we completed the acquisition of NEF Holdings, LLC (“NEF”), which conducts its business through its wholly-owned subsidiary Nations Equipment Finance, LLC. NEF is an independent equipment finance company that provides senior secured loans and leases primarily to U.S. based companies. We invested $209,866 in cash to effect the transaction, of which $145,000 was invested in the equity of NEF through our wholly-owned consolidated taxable subsidiary NEFCORP LLC and our wholly-owned consolidated subsidiary NEFPASS LLC and $64,866 was used to purchase certain leases and loans held by NEF through NEFPASS LLC. Concurrent with the transaction, NEF refinanced its existing senior secured credit facility into a $150,000 non-recourse facility with an accordion feature to expand up to $250,000. The maturity date of the facility is July 31, 2021. At July 31, 2017, NEF also had two securitizations outstanding, with an issued note balance of $94,587.

As of December 31, 2017, NEF had 223 funded equipment-backed leases and loans to 90 different customers with a total net investment in leases and loans of approximately $222,972 on total assets of $289,483.

SOLAR CAPITAL LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

December 31, 2017

(in thousands, except share amounts)

As of December 31, 2017, the largest position outstanding totaled $15,959. For the same period, the average exposure per customer was $2,477. NEF’s credit facility, which is non-recourse to Solar Capital, had approximately $71,010 of borrowings outstanding at December 31, 2017. The securitization notes balance on December 31, 2017 was $71,656. Since the acquisition on July 31, 2017 and through December 31, 2017, NEF had net income of $4,703 on gross income of $15,568. Due to timing and non-cash items, there may be material differences between GAAP net income and cash available for distributions. NEF’s consolidated financial statements for the period ended December 31, 2017 are attached as an exhibit to the registration statement of which this prospectus is a part.

Note 19. Capital Share Transactions

As of December 31, 2017 and December 31, 2016, 200,000,000 shares of $0.01 par value capital stock were authorized.

Transactions in capital stock were as follows:

	Shares		Amount
	Year ended December 31, 2017	Year ended December 31, 2016	Year ended December 31, 2017	Year ended December 31, 2016
Repurchases of common stock	—	(216,237)	$—	$(3,408)
Shares issued in reinvestment of distributions	12,301	—	280	—

Net increase (decrease)	12,301	(216,237)	$280	$(3,408)

Note 20. Subsequent Events

The Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the consolidated financial statements were issued.

$1,000,000,000

Solar Capital Ltd.

Common Stock

Preferred Stock

Debt Securities

Subscription Rights

Warrants

P R E L I M I N A R Y    P R O S P E C T U S

                    , 2018

PART C — OTHER INFORMATION

ITEM 25.    FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Solar Capital Ltd. (together with its predecessor, Solar Capital LLC., the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description

a.	Articles of Amendment and Restatement(1)

b.	Amended and Restated Bylaws(1)

d.1	Form of Common Stock Certificate(2)

d.2	Form of Indenture(4)

d.3	Form of Supplemental Indenture(7)

d.4	Statement of Eligibility of U.S. Bank National Association on Form T-1(24)

d.5	Indenture, dated as of November 16, 2012, between the Registrant and U.S. Bank National Association as trustee(8)

d.6	Second Supplemental Indenture, dated November 22, 2017, relating to the 4.50% Senior Notes due 2023, between the Registrant and U.S. Bank National Association, as trustee(23)

d.7	Form of 4.50% Senior Notes due 2023 (contained in the Second Supplemental Indenture filed as Exhibit d.6 hereto)(23)

e.	Dividend Reinvestment Plan(1)

f.1	Form of Senior Secured Credit Agreement by and between the Registrant, Citibank, N.A., as administrative agent, the lenders party thereto, JPMorgan Chase Bank, N.A., as syndication agent, and SunTrust Bank, as documentation agent(6)

f.2	Amendment No. 1 to the Senior Secured Revolving Credit Agreement by and between the Registrant, the Lenders and Citibank, N.A., as administrative agent(10)

f.3	Amendment No. 2 to the Senior Secured Credit Agreement by and between the Registrant, the Lenders and Citibank, N.A., as administrative agent(18)

g.	Second Amended and Restated Investment Advisory and Management Agreement by and between the Registrant and Solar Capital Partners, LLC(22)

h.	Form of Underwriting Agreement(4)

j.	Form of Custodian Agreement(12)

k.1	Amended and Restated Administration Agreement by and between Registrant and Solar Capital Management, LLC(11)

k.2	Form of Indemnification Agreement by and between Registrant and each of its directors(1)

k.3	Trademark License Agreement by and between Registrant and Solar Capital Partners, LLC(1)

k.4	Form of Registration Rights Agreement(3)

k.5	Form of Subscription Agreement(3)

k.6	Form of Amended and Restated Limited Liability Company Agreement, dated as of October 15, 2015, between Solar Capital Ltd., Voya Retirement Insurance and Annuity Company, ReliaStar Life Insurance Company, and Voya Insurance and Annuity Company, by and through Voya Investment Management LLC, as agent and investment manager(15)

k.7	Form of Senior Secured Unitranche Loan Program II LLC Amended and Restated Limited Liability Company Agreement, dated as of August 5, 2016, by and between Solar Capital Ltd. and WFI Loanco, LLC(17)

k.8	Form of Limited Liability Company Agreement of Solar Life Science Program LLC, dated as of February 22, 2017, by and among Solar Capital Ltd., Solar Senior Capital Ltd. and Deerfield Solar Holdings LLC(19)

k.9	Form of Share Purchase Agreement by and between Registrant and Solar Capital Investors II, LLC(2)

\Exhibit Number	Description

l.1	Opinion and Consent of Venable LLP*

l.2	Opinion and Consent of Eversheds Sutherland (US) LLP*

n.1	Report of Independent Registered Public Accounting Firm(4)

n.2	Report of Independent Registered Public Accounting Firm(5)

n.3	Report of Independent Registered Public Accounting Firm(9)

n.4	Report of Independent Registered Public Accounting Firm(13)

n.5	Report of Independent Registered Public Accounting Firm(14)

n.6	Report of Independent Registered Public Accounting Firm(16)

n.7	Report of Independent Registered Public Accounting Firm(23)

n.8	Consent of Independent Auditor*

n.9	Consent of Independent Auditor*

n.10	Consent of Independent Registered Public Accounting Firm*

n.11	Awareness Letter of Independent Registered Public Accounting Firm*

n.12	Report of Independent Registered Public Accounting Firm(24)

r.	Code of Ethics(24)

99.1	Code of Business Conduct(12)

99.2	Form of Preliminary Prospectus Supplement For Common Stock Offerings(5)

99.3	Form of Preliminary Prospectus Supplement For Preferred Stock Offerings(5)

99.4	Form of Preliminary Prospectus Supplement For Debt Offerings(5)

99.5	Form of Preliminary Prospectus Supplement For Warrant Offerings(5)

99.7	Crystal Financial LLC ( A Delaware Limited Liability Company) Consolidated Financial Statements for the years ended December 31, 2017 and December 31, 2016*

99.8	NEF Holdings, LLC (A Delaware Limited Liability Company) Consolidated Financial Statements for the period ended December 31, 2017*

(1)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 7 (File No. 333-148734) filed on January 7, 2010.
(2)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 9 (File No. 333-148734) filed on February 9, 2010.
(3)	Previously filed in connection with Solar Capital Ltd.’s report on Form 8-K filed on November 29, 2010.
(4)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Pre-Effective Amendment No. 1 (File No. 333-172968) filed on July 6, 2011.
(5)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 2 (File No. 333-172968) filed on June 8, 2012.
(6)	Previously filed in connection with Solar Capital Ltd.’s report on Form 8-K filed on July 6, 2012.
(7)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 5 (File No. 333-172968) filed on November 8, 2012.
(8)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 6 (File No. 333-172968) filed on November 16, 2012.
(9)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 8 (File No. 333-172968) filed on April 29, 2013.
(10)	Previously filed in connection with Solar Capital’s report on Form 10-Q filed on July 31, 2013.
(11)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 10 (File No. 333-172968) filed on November 12, 2013.

(12)	Previously filed in connection with Solar Capital Ltd.’s annual report on Form 10-K filed on February 25, 2014.
(13)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 filed on March 28, 2014.
(14)	Previously filed in connection with Solar Capital’s registration statement on Form N-2 Pre-Effective Amendment No. 2 (File No. 333-194870) filed on March 5, 2015.
(15)	Previously filed in connection with Solar Capital Ltd.’s quarterly report on Form 10-Q filed on November 3, 2015.
(16)	Previously filed in connection with Solar Capital’s registration statement on Form N-2 Post-Effective Amendment No. 1 (File No. 333-194870) filed on May 13, 2016.
(17)	Previously filed in connection with Solar Capital Ltd.’s report on Form 8-K filed on August 11, 2016.
(18)	Previously filed in connection with Solar Capital Ltd.’s report on Form 10-Q filed on November 2, 2016.
(19)	Previously filed in connection with Solar Capital Ltd.’s report on Form 8-K filed on February 22, 2017.
(20)	Previously filed in connection with Solar Capital’s registration statement on Form N-2 Post-Effective Amendment No. 3 (File No. 333-194870) filed on March 14, 2017.
(21)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 4 (File No. 333-194870) filed on April 28, 2017.
(22)	Previously filed in connection with Solar Capital Ltd.’s report on Form 10-Q filed on November 2, 2017.
(23)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 Post-Effective Amendment No. 5 (File No. 333-194870) filed on November 22, 2017.
(24)	Previously filed in connection with Solar Capital Ltd.’s registration statement on Form N-2 (File No. 333-223663) filed on March 14, 2018.
*	Filed herewith.

ITEM 26.    MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” on this Registration Statement is incorporated herein by reference.

ITEM 27.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$9,337.50
FINRA filing fee	11,750
NASDAQ Global Select Market Listing Fee	130,000
Printing and postage	300,000
Legal fees and expenses	500,000
Accounting fees and expenses	250,000
Miscellaneous	30,000

Total	$1,231,087.50

Note: All listed amounts, except the SEC registration fee and the FINRA filing fee, are estimates.

ITEM 28.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus that is a part of this Registration Statement.

Consolidated Subsidiaries

The following list sets forth each of our consolidated subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

NEFCORP LLC (Delaware)	100%
NEFPASS LLC (Delaware)	100%
SLRC ADI Corp. (Delaware)	100%

Each of our subsidiaries listed above is consolidated for financial reporting purposes.

ITEM 29.    NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at May 22, 2018:

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	18

ITEM 30.    INDEMNIFICATION

Directors and Officers

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory and Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Partners, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory and Management Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Solar Capital Management, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Solar Capital Management, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory and Management Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68710), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32.    LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Solar Capital Ltd., 500 Park Avenue, New York, NY 10022;

(2)	the Transfer Agent, American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, NY 11219;

(3)	the Custodian, Citibank, N.A., 399 Park Avenue, New York, NY 10022; and

(4)	the Adviser, Solar Capital Partners, LLC, 500 Park Avenue, New York, NY 10022.

ITEM 33.    MANAGEMENT SERVICES

Not applicable.

ITEM 34.    UNDERTAKINGS

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) The Registrant hereby undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d) That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f) To file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

(5) Not applicable.

(6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 24th day of May, 2018.

SOLAR CAPITAL LTD.

By:	/s/ Michael S. Gross
Michael S. Gross
Chief Executive Officer, President, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, and in the capacities indicated, on the 24th day of May, 2018.

Signature	Title

/s/ Michael S. Gross	Chief Executive Officer, President, Chairman of the
Michael S. Gross	Board and Director (Principal Executive Officer)

*	Director
Steven Hochberg

*	Director
David S. Wachter

*	Director
Leonard A. Potter

*	Chief Operating Officer and Director
Bruce Spohler

/s/ Richard L. Peteka	Chief Financial Officer (Principal Financial
Richard L. Peteka	Officer), Treasurer and Secretary
*	Signed by Michael S. Gross pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 14, 2018.